 The
Prudential
Series Fund, Inc.

[PHOTO]

Semiannual Report to
Contract Owners and
Prospectus Supplement

June 30, 1998


[LOGO] Prudential
       The Prudential Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777

VARIABLE LIFE INSURANCE

Prudential's Variable Appreciable Life(R)

Pruco Life's Variable Appreciable Life(R)

Pruco Life of New Jersey's Variable Appreciable Life(R)

Prudential's Custom VAL(SM)

Pruco Life's Discovery(R) Life Plus

Pruco Life of New Jersey's Discovery(R) Life Plus

Pruco Life's Variable Life Insurance

Pruco Life of New Jersey's Variable Life Insurance

Prudential Survivorship Preferred(R)

VARIABLE ANNUITIES

Prudential's Discovery(R) Plus

Pruco Life's Discovery(R) Plus

Pruco Life of New Jersey's Discovery(R) Plus

Pruco Life's Discovery Preferred(SM)

Prudential's Variable Investment Plan(R)

Prudential's Qualified Variable Investment Plan

================================================================================
                        The Prudential Series Fund, Inc.

               Average Annual Total Return as of June 30, 1998(1)
--------------------------------------------------------------------------------
                                Six     One     Three   Five     Ten    Since
                              Months    Year    Years   Years   Years  Inception
--------------------------------------------------------------------------------
Fixed Income Portfolios

Money Market(2)                 2.66%   5.49%    5.40%   4.93%   5.73%    6.43%
Diversified Bond                4.44    8.91     8.43    7.27    9.18     9.38
Government Income(3)            3.94   11.07     7.53    6.38     N/A     8.81
Zero Coupon Bond 2000           3.09    8.20     6.06    5.48    9.79    10.14
Zero Coupon Bond 2005           4.43   13.85     8.08    7.45     N/A    10.72

Balanced Portfolios

Conservative Balanced           8.02%  13.69%   13.80%  10.78%  11.14%   10.99%
Flexible Managed                9.58   17.38    17.58   13.38   13.28    12.44

High Yield Bond Portfolio

High Yield Bond                 5.20%  13.06%   12.69%  10.31%  10.35%    9.36%

Diversified Stock Portfolios

Stock Index                    17.48%  29.70%   29.76%  22.65%  18.08%   18.79%
Equity Income                   9.90   27.80    24.91   19.01   16.90    17.02
Equity                         12.47   23.78    23.22   19.39   17.04    15.90
Prudential Jennison            20.75   35.95    26.52     N/A     N/A    29.64
Small Capitalization Stock      5.86   18.82    21.24     N/A     N/A    22.49
Global                         19.34   13.49    17.39   16.22     N/A    11.56

Specialized Portfolio

Natural Resources              -4.83% -14.60%    6.41%   6.59%   9.83%   10.14%

(1) "Average Annual Total Return" is an average rate of return based on growth or decline in the amounts invested plus the reinvestment of all dividends over the periods ended 6/30/98. Source: Prudential. Six month returns not annualized.
(2) An investment in the Money Market Portfolio is neither issued nor guaranteed by the U.S. government.
(3) The guarantee on U.S. government securities applies only to the underlying securities of the portfolio and not to the value of the portfolio's shares.

The rates of return quoted above and on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Variable life insurance and annuities are offered by Pruco Securities Corporation and Prudential Securities Incorporated, both subsidiaries of Prudential. The principal business address of Pruco Securities is 751 Broad Street, Newark, NJ 07102-3777. Prudential Securities is located at One Seaport Plaza, New York, NY 10292.

================================================================================

Table of Contents

I     Letter to Contract Owners                                                2

      1  Market Review                                                         4
      2  Investment Advisor's Outlook                                          8
      3  Individual Portfolios                                             10-37

II    The Prudential Series Fund, Inc.

      1  Financial Statements                                                 A1
      2  Schedule of Investments                                              B1
      3  Notes to Financial Statements                                        C1
      4  Financial Highlights                                                 D1
      5  Prospectus Supplement                                                E1

================================================================================
This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charges. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Six Months Ended June 30, 1998

Letter To Contract Owners

[PHOTO]
Jonathan M. Greene
President

================================================================================
"Once again, the market reminded us of the critical nature of diversification."

Dear Contract Owner:

We are pleased to provide our Semiannual Report to you on the investment performance of the portfolios that underlie your Prudential variable life or variable annuity contract.

The past six months were a time of slowing economic growth. U.S. Gross Domestic Product, which measures the country's total output of goods and services, grew at an annualized rate of 3.5% for the six months ended June 30, according to Prudential economists.

Given this environment, stock prices continued to gain, with the Dow Jones Industrial Average rising 13.2% during the six-month period, while the Standard & Poor's 500 Composite Stock Price Index climbed 17.7%. But not all stocks were equal. Large capitalization growth stocks with predictable earnings were the market's favorites. Indeed, as reported by Morningstar, the average large capitalization growth fund returned 20.3%, while the average small capitalization value fund returned 4.7% over the prior six months. Bonds also provided dependable total returns of 3.9%, according to the Lehman Brothers Aggregate Index.

How Did Our Portfolios Perform?

You will be pleased to learn that the portfolios of the Prudential Series Fund delivered returns similar to those of the broader markets and consistent with the strategies around which they were designed. Nearly all of our U.S. stock portfolios continued to post double-digit returns, while our bond portfolios finished with very healthy results.

Consistent with the market, our large capitalization growth portfolio -- Prudential Jennison -- posted unusually high returns of over 20%. On the other hand, our value-oriented Equity Portfolio, which returned over 12% in the six-month period, lagged the growth-oriented fund average. Once again, the market reminded us of the critical nature of diversification.

Nine of our portfolios finished the reporting period ahead of the average variable life and variable annuity contracts in their respective categories. These were the Money Market, Diversified Bond, Government Income, Zero Coupon Bond 2005, High Yield Bond, Stock Index, Prudential Jennison, Global and Natural Resources Portfolios.

Fifteen Years and Growing.

The Prudential Series Fund is celebrating 15 years of providing you with the opportunity to maximize the results of your variable life or variable annuity contract cash values, subject to the risks associated with these kinds of investments. As of June 30, 1998, we had assets of $28 billion under management. We have worked through the years to meet the changing needs of our clients by increasing from five to 15 the number of investment choices that we believe offer Contract Owners diversification and the benefits of professional management. (Not all investment options are available in all contracts.)

Staying the Course for the Long Term.

As we reached the midpoint of another year, the financial news was decidedly upbeat. However, there were times during the reporting period when price volatility affected the stock and bond markets. These market swings illustrate the importance of Contract Owners "staying the course" for the long term.

Of course, this does not mean you should ignore change. Indeed, with record valuations in the U.S. stock market at a time when U.S. corporate earnings are slowing, now may be a good time to review your asset allocation. While stocks continue to be the investment of choice for many seeking long-term wealth accumulation, you may wish to consider diversifying a portion of your holdings to help lessen the effects of market uncertainty. Your Prudential professional would be happy to assist you in reviewing and structuring a program to meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ Jonathan M. Greene                       /s/ Mendel A. Melzer

Jonathan M. Greene                           Mendel A. Melzer, CFA
President,                                   Chairman,
The Prudential Series Fund, Inc.             The Prudential Series Fund, Inc.

July 24, 1998

[PHOTO]
Mendel A. Melzer, CFA
Chairman

================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1998 Market Review

The U.S. Market Only Pauses for Breath.

It was a "flight to quality," but what a flight! The flow of money into the stock market continued to be strong, bolstered by the record $29 billion influx from foreign investors in the first quarter. U.S. stocks rose 17.7% year-to-date as measured by the Standard & Poor's 500 Index (S&P 500), an unmanaged index considered to be generally representative of the U.S. stock market. It was a blistering pace.

================================================================================
How the Markets Compared(1)

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                                  Average Return Over
                     Return Over                     Past 20 Years
                    Past 12 Months                   (Annualized)
                    --------------                   ------------
Money Market              5.0%                            7.7%
Bonds                    11.3%                           10.0%
Foreign Stocks           17.5%                           15.4%
U.S. Stocks              30.2%                           17.4%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 6/30/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

The economic slowdown in Asia, as well as the release of some disappointing earnings announcements, gave investors pause from mid-March to mid-June, when the bull market resumed.

In general, investors preferred growth stocks of large, well-established companies during the reporting period. Small-company stocks trailed large-company stocks, while growth stocks dramatically outperformed value stocks. The differences were substantial.

The market rise has been very focused. Today, the 20 largest growth stocks represent nearly 30% of the S&P 500, close to the market concentration peak in 1974. The average P/E of these 20 stocks is 36.4, compared to a P/E of 21.3 on the other 480 stocks in the S&P 500.

Consumer Cyclicals Led.

The best-performing sector in the S&P 500 was consumer cyclicals. These are companies whose sales to consumers increase when the economy grows. This sector was led by apparel retailers (up 56%), automobile companies (up 51%) and general retailers (up 51%) such as Wal-Mart and Kmart. Consumer confidence was high, interest rates were low and home building got a quick start because of a mild winter. Home builders (up 31%) also had good returns, although not quite at the pace of the market leader.

Technology Stocks Were Investors' Favorites.

Manufacturers of communications equipment were the single best-performing group (up 62%) in the S&P 500. Lucent Technologies' stock more than doubled in price during the half-year. Computer software companies, such as Microsoft, Computer Associates, Oracle and Unisys (whose stock also more than doubled in the period), had the fifth highest average return -- 45%.

================================================================================
Consumer Cyclicals Led the Market.

                                                                        YTD 1998
                                                                        --------
Consumer Cyclicals                                                        35.2%
Technology                                                                28.2%
Consumer Growth                                                           17.3%
Finance                                                                   16.5%
Industrials                                                               12.0%
Utilities                                                                 10.9%
Energy                                                                     4.5%
--------------------------------------------------------------------------------
Source: Prudential Investments.

================================================================================
Large Growth Stocks Outperformed Small Value Stocks.

                                                                        YTD 1998
                                                                        --------
Large Growth                                                              20.3%
Small Value                                                                4.7%
--------------------------------------------------------------------------------
Source: Morningstar, Inc. For purposes of comparison only.

Consumer Growth Was Strong.

The consumer growth and staples category includes companies whose sales to consumers tend to grow at a relatively consistent pace. It was led by restaurant companies (up 37%), such as McDonald's and TRICON Global Restaurants. Cosmetics and health-care companies also had a good half-year, but tobacco companies were the second worst-performing group, losing ground over the period.

Industrials Lagged.

Industrials suffered, because the Asian economic slowdown reduced the demand for commodities. Railroads (down 11%), specialty chemicals, metals (particularly aluminum and nonferrous metals) and gold all fell in price.

================================================================================
The Dow in the Past Twelve Months

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Jun '97    Jul '97     Aug '97     Sep '97     Oct '97     Nov '97     Dec '97
-------    -------     -------     -------     -------     -------     -------
7672.79    8,222.61    7,622.42    7,945.26    7,442.08    7,823.13    7,908.25
7722.33    8,194.04    7,879.78    8,015.5     7,674.4     8,013.11    7,965.04
7795.38    8,198.45    7,894.64    8,027.53    7,689.13    8,018.83    7,978.99
7895.81    8,187.54    7,867.24    8,038.58    7,692.57    8,032.01    7,906.25
7858.49    8,259.31    7,822.41    8,100.22    7,683.24    8,050.16    7,902.27
7962.31    8,188       7,835.18    8,178.31    7,581.32    8,149.13    7,802.62
7842.43    8,031.22    7,851.91    8,095.06    7,552.59    8,110.84    7,580.42
7886.76    8,062.11    7,719.28    8,061.42    7,558.73    8,049.66    7,647.18
7921.82    7,960.84    7,660.98    8,045.21    7,401.32    7,978.79    7,732.13
7922.98    7,928.32    7,742.97    8,072.22    7,487.76    7,848.99    7,784.69
7975.71    7,942.03    7,721.14    8,096.29    7,572.48    7,838.3     7,691.77
8038.88    7,694.66    7,895.92    8,057.98    7,698.22    7,922.59    7,753.55
8020.77    7,803.36    7,886.44    7,938.88    7,650.82    7,976.31    7,873.12
7890.46    7,918.1     7,922.72    7,847.03    7,724.74    7,957.41    7,794.4
7906.72    8,021.23    7,917.27    7,921.44    7,826.61    7,846.5     7,730.88
8061.65    7,893.95    7,996.83    8,060.44    7,881.07    7,756.29    7,700.74
8088.36    7,887.91    7,970.06    8,034.65    7,767.92    7,819.31    7,712.94
8116.93    7,859.57    7,906.71    7,847.77    7,808.95    7,691.77    7,815.08
8113.44    7,782.22    7,848.01    7,715.41    7,794.78    7,660.13    7,915.47
8121.11    7,787.33    7,922.18    7,161.15                7,679.31    7,973.02
8174.53    7,694.43    7,991.43    7,498.32                7,792.41
8254.89                7,945.26    7,506.67                7,915.97
                                   7,381.67

Jan '98    Feb '98     Mar '98     Apr '98     May '98     Jun '98
-------    -------     -------     -------     -------     -------
7906.5     8,545.72    8,799.81    9,063.37    8,970.2     8,952.02
8107.78    8,550.45    8,868.32    9,147.07    8,899.95
8160.35    8,584.83    8,986.64    9,192.66    8,922.37
8129.71    8,539.24    8,983.41    9,147.57    8,891.24
8117.25    8,444.33    9,033.23    9,054.65    8,803.8
8189.49    8,569.39    8,956.5     8,976.68    8,870.56
8180.52    8,567.14    8,891.48    9,055.15    9,037.71
8295.61    8,643.12    8,994.86    9,091.52    9,069.6
8314.55    8,675.75    9,012.3     9,161.77    9,049.92
8369.6     8,659.56    9,110.2     9,211.84    8,971.7
8370.1     8,602.52    9,162.27    9,172.23    8,811.77
8398.5     8,718.85    9,076.57    9,096       8,834.94
8451.06    8,749.99    9,167.5     9,050.91    8,627.93
8375.58    8,775.4     9,141.84    9,054.65    8,665.29
8413.94    8,803.05    9,184.94    9,171.48    8,829.46
8410.2     8,906.43    9,176.72    9,132.37    8,813.01
8370.1     8,816.25    9,143.33    9,114.44    8,712.87
8457.78    8,904.44    9,064.62    8,963.73    8,711.13
8490.67    8,872.8     8,917.64    8,936.57    8,828.46
           8,846.89    8,898.96                8,923.87
           8,796.08    8,951.52                8,935.58
           8,782.12                            8,944.54
                                               8,997.36

July 16, 1997 The Dow passes 8,000-point mark.

Oct. 28, 1997 The Dow surged 337 points, its largest point gain ever

April 16, 1998 The Dow tops the 9,000-point mark.

--------------------------------------------------------------------------------
Daily close of the Dow Jones Industrial Average for the past twelve months.

Energy Demand Lagged.

The economic slowdown in Asia and the mild North American winter, together with supplies that had been increasing for some time, combined to keep energy firms at the bottom of the list. Oil and gas drillers was the worst-performing industry group in the S&P 500.

1998 Market Review
         continued

U.S. Bonds: The Leader of the Pack.

Contrasting economic conditions between the U.S. and Asian countries enhanced the appeal of U.S. bonds. As a result, the high yield, corporate and government sectors of the domestic debt market provided the highest returns in the taxable fixed-income universe over the past six months.

In the U.S., a nearly ideal economic climate prevailed, pushing bond prices higher and yields lower. Inflation, the archenemy of bondholders, remained subdued. Economic growth began slowing from the robust 5.4% annualized pace of the first quarter, indicating that inflationary pressures will likely remain in check.

Across the Pacific, however, the Japanese economy fell into recession. Skittish overseas investors shifted money from emerging markets and Asia into U.S. government securities for their relative safety, causing further declines in interest rates.

Bonds returned 3.9% for the six-month period ended June 30, 1998, as measured by the Lehman Brothers Aggregate Index. High yield bonds returned 4.5% for the same period; U.S. government securities, 4.2%; and investment-grade corporate bonds, 4.2%.

The top performance by corporate high yield (or junk) bonds masked the fact that the sector fared better in the first quarter than the second quarter. Initially, strong investor demand easily absorbed the flood of new high-yielding bonds. But as corporate default rates edged higher and earnings growth slowed, investors demanded a larger reward for purchasing below investment-grade debt. This attitude caused the difference between yields on high yield bonds and comparable Treasuries to increase during the spring.

Investment-grade corporate bonds followed a similar path. Favorable domestic economic conditions buoyed the market earlier in the year, but continued heavy new issuance and growing concern about corporate earnings crimped the rally in late spring.

Among U.S. government securities, longer-term bonds gained most. The yield on the 30-year Treasury bond fell in June to its lowest level since regular sales of the securities began in 1977. Tax-exempt municipal bond issuance soared as state and local governments rushed to take advantage of rock-bottom interest rates.

================================================================================
30-Year U.S. Treasury Yields

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                  Jan '98    Mar '98     May '98    Jun '98
                  -------    -------     -------    -------
                   5.84       6.02        5.93       5.63
                   5.73       5.89        5.98
                   5.81       5.88        5.97
                   5.97       5.96        5.9
                   5.8        5.79        5.8
                   5.92       5.88        5.79
                   5.85       5.88        5.66
                   5.87       5.95        5.67
                   5.92

--------------------------------------------------------------------------------
Weekly closing yields for the past six months. Source: Bloomberg, as of 6/26/98.

================================================================================
High Yield Bonds Top

                                                                        YTD 1998
                                                                        --------
High Yield Bonds                                                          4.5%
Government Bonds                                                          4.2%
Corporate Bonds                                                           4.2%
Aggregate Index                                                           3.9%
Mortgage Bonds                                                            3.4%
--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 6/30/98.

The World: Europe Takes Off.

Europe, where stock markets took off a year ago, hit the afterburners in 1998, returning nearly 27% during the first half of the year in U.S. dollars, as measured by the Morgan Stanley Capital International (MSCI) Europe Index. This was more than the MSCI Europe Index's return for all of 1997. The combination of low interest rates, economic acceleration, the potential productivity gains from monetary union and increasing participation in stock ownership pushed share prices up sharply.

France and Germany, the large central economies with the greatest inertia, have built up steam, turning in returns of 39% and 37%, respectively, for the first half of 1998. They outpaced the 33% return of Italy, but Spain's stock market returns continued to lead the larger economies, with a 45% performance. Only Norway, among the European countries, didn't participate in the bull market, declining 4% during the past six-months.

Asian and Emerging Markets Faltered.

The Asian financial crisis showed no signs of recovery during the second quarter. As economic activity slowed, governments wrestled with the structural changes necessary to restore confidence. Japan, which has the economic heft to initiate a significant positive change in the region, failed to take any effective action. Instead, its own economy began to shrink rapidly; its stock market declined 3% in U.S. dollars through the second quarter. Singapore and Hong Kong saw greater market erosion, losing 34% and 26%, respectively, during the same period.

Stock markets at the epicenter of the Asian crisis reflected investors' complete loss of confidence: Thailand's market fell 56%, Malaysia's 59% and Indonesia's 37%, for the year-to-date period ended June 30, 1998.

The aversion to emerging markets also spread beyond Asia. Taiwan's much sounder economy had a stock market decline of 24%. Even Latin American countries were affected, with Mexico down 14%, Brazil down 15% and Argentina down 16%.

Investment capital moved from areas with uncertain economic prospects to what appeared to be more secure havens as exchange rate adjustments made Latin America less competitive compared with Asia.

================================================================================
Foreign Markets

                                                                        YTD 1998
                                                                        --------
MSCI Europe Index                                                         26.7%
MSCI World Index                                                          16.9%
MSCI EAFE Index                                                           16.1%
MSCI Japan Index                                                          -2.5%
MSCI Pacific Index                                                        -5.8%
S&P 500 Index                                                             17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998 Investment Advisor's Outlook

Market Outlook: Expect Slower Growth.

o Prudential's economists note that the sharp economic acceleration in the first quarter of 1998 was due to a buildup of inventories. They expect a sharp slowdown in economic activity over the second half of the year as inventories are drawn down, net imports increase and greater unused industrial capacity slows business investment.

o Inflation has been subdued and should remain so. Although profits have been declining in many industries, they believe profits will be squeezed further rather than lead to price increases, because businesses face tremendous pressure to maintain prices.

o With recent renewed uncertainty in emerging markets and the U.S. manufacturing sector now feeling the negative impact of the strong dollar and the downturn in Asia, the Federal Reserve is likely to continue to keep policy on hold for the next several months. By the fourth quarter of this year, they expect the slowdown in the U.S. economy will prompt the Federal Reserve to ease monetary policy.

U.S. Stocks: Prices Remain High.

Profit margins are at record levels, and investors are paying record multiples of these earnings for stocks. However, corporate earnings growth has slowed and, in many industries, reversed, while the prices of large-company stocks have continued to rise. Most investors appear to be buying a growth trend, rather than foreseeable earnings. For some time we have not expected share price gains to continue at the rate they have. Investors showed some concern during much of the second quarter about future earnings. We expect them to react to the slowing U.S. economy by continuing to focus on companies with more predictable earnings. We see no reason for the market's focus to broaden before prices peak.

We believe that small-company stocks represent better value. Their earnings growth has been holding up, while their share prices have not kept pace with the market leaders. This has resulted in price to earnings ratios that are lower for small-company stocks than for large companies, a very unusual relationship.

Ordinarily, we would expect investors to discover the greater investment values that small-company stocks now represent and for small caps to catch up. However, the greater proportion of new investors in the market and the recent flow of foreign capital to U.S. markets suggest that many current investors may feel uncomfortable with any but the most familiar stocks. Moreover, small companies are more vulnerable to a market downturn. In the current market environment, we are unable to find a catalyst to unlock the superior value offered by small-company stocks.

Foreign Stocks: Asian Fallout Continues.

The impact of the Asian economic slowdown is gradually being felt throughout the world. In the U.S. and Europe, it appears to have kept inflation in check. But it is also making life more difficult for emerging economies.

Although prices in these markets are getting very cheap, we believe it is still necessary to be very cautious in any of these stock markets. The Japanese economy is undergoing a sharp contraction. We don't believe that the government's current actions (a fiscal stimulus package and moderate tax cuts) will be sufficient to reverse their economic slide or prevent a further decline in the yen.

Continental Europe is seeing both an economic and a stock market resurgence. Although share prices have become high by historical standards, prospects for earnings growth are excellent and better than anywhere else. We expect current trends to continue.

U.S. Bonds: Treasuries Still Look Good.

We believe the rally in Treasury securities has not run out of steam. Signs of slower U.S. economic growth have emerged, most notably in the manufacturing sector.

Separately, the Treasury Department announced plans to meet the government's reduced borrowing needs by eliminating sales of its three-year notes and cutting the frequency of five-year note auctions to quarterly from monthly. Taken together, the Asian financial crisis, moderating U.S. economic growth and the dwindling supply of Treasury issues will likely lead to higher bond prices and lower yields.

We will proceed with caution when purchasing bonds during the remainder of the year. While junk bonds, municipal securities, investment-grade U.S. corporate debt, global bonds, emerging market bonds, and mortgage-backed and asset-backed securities still offer solid value, prudence demands we emphasize larger bond issues that can be easily bought and sold even if prices turn lower.

Additionally, we will even be more reliant upon thorough market research, which is key to ensuring the overall credit quality dynamic in the portfolios.

================================================================================
A Reality Check.

Stock prices in general have doubled in the last three and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet in recent years returns have been much higher, as the chart below shows.

================================================================================
Returns of the U.S. Stock Market.

                                                                         Average
                                                                         Annual
                                                                         Return
                                                                         -------
Last 70 Years
1927-1997                                                                 10.7%
--------------------------------------------------------------------------------
Source: Ibbotson Associates.

Last Three and a Half Years
1995                                                                      37.5%
1996                                                                      23.0%
1997                                                                      33.4%
1998 (YTD)                                                                17.7%
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

Prudential Money Market Portfolio

Performance Summary.

Your Portfolio returned 2.66% during the six-month reporting period, which outperformed the 2.54% reported by the average money market fund as tracked by Lipper Analytical Services. On June 30, 1998, the Portfolio's seven-day yield was 5.28%, down from 5.61% on December 31, 1997.

The Portfolio was able to benefit from surges in the demand to borrow funds that temporarily drove short-term interest rates higher. During those times, we moved quickly to lock in attractive yields and position the Portfolio advantageously, given that monetary policy held steady throughout the first half of the year.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One     Three    Five      Ten
                                    Months    Year     Years    Years    Years
--------------------------------------------------------------------------------
Money Market Portfolio(1)            2.66%    5.49%    5.40%    4.93%    5.73%
--------------------------------------------------------------------------------
Lipper (VIP) Money Market Avg.(2)    2.54%    5.21%    5.14%    4.68%    5.57%
--------------------------------------------------------------------------------
Money Market Portfolio inception date: 5/13/83.

================================================================================
7-Day Current Net Yields During the Past 12 Months

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           Money Market Portfolio(1)      Average Money Market Fund(2)
           -------------------------      ----------------------------
Jul '97                5.36                          4.98
                       5.36                          4.96
                       5.36                          4.95
                       5.35                          4.94
                       5.34                          4.94
                       5.3                           4.96
                       5.35                          4.93
                       5.35                          4.96
                       5.33                          4.94

Sept '97               5.32                          4.95
                       5.33                          4.93
                       5.33                          4.94
                       5.33                          4.94
                       5.33                          4.95
                       5.35                          4.92
                       5.32                          4.9
                       5.32                          4.92
                       5.32                          4.93
                       5.31                          4.95
                       5.32                          4.93
                       5.33                          4.95
                       5.35                          4.96

Dec '97                5.37                          5
                       5.37                          5
                       5.42                          5.03
                       5.49                          5.06
                       5.53                          5.07
                       5.7                           5.07
                       5.53                          5.03
                       5.48                          5.02
                       5.44                          4.99
                       5.37                          4.99
                       5.35                          4.96
                       5.33                          4.95
                       5.36                          4.94

Mar '98                5.36                          4.96
                       5.32                          4.93
                       5.31                          4.92
                       5.3                           4.92
                       5.32                          4.93
                       5.32                          4.92
                       5.3                           4.92
                       5.29                          4.92
                       5.28                          4.9
                       5.28                          4.9
                       5.26                          4.9
                       5.27                          4.92
                       5.26                          4.9

Jun '98                5.25                          4.92
                       5.25                          4.91
                       5.26                          4.92
                       5.26                          4.94
                       5.28                          4.91
--------------------------------------------------------------------------------
Weekly 7-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

--------------------------------------------------------------------------------
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) Source: IBC Financial Data, Inc. As of 6/30/98, based on 285 funds in the IBC Taxable General Purpose, First and Second Tier Money Market Fund.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
FIXED INCOME    Balanced        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

Current income, stability of capital and maintenance of liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

Performance Review.

Rates Edged Lower. During the first half of 1998, money market interest rates generally hovered at lower levels compared with the second half of 1997.

Belief that the U.S. economic expansion is bound to slow has helped keep a lid on rates this year. For example, the 12-month London Interbank Offered Rate (LIBOR) averaged 5.80% during the first half of 1998 compared with 6.00% for the second half of 1997. This trend was reflected in the decline in the Portfolio's seven-day yield.

Strategy Session.

Shifting Sand. Market sentiment shifted several times over the past six months as investors tried to gauge how much Asian financial woes would affect U.S. economic growth. As the new year began, many investors believed the Asian financial crisis would slow U.S. economic growth enough that the Federal Reserve would lower the federal funds rate (the rate banks charge each other for overnight loans) to stimulate the economy. Market sentiment was so strong that investors initially drove money market yields lower.

As it turned out, the economy sped along at a 5.5% annualized pace in the first three months of 1998.

Investors, thinking that such a powerful economy might continue to grow rapidly despite Asian problems, now believed a federal funds increase might be necessary. This pushed longer-term money market yields higher in late February and early March.

Fire Sale Prices. The spring, however, brought another change in market sentiment. Renewed concern that Asian difficulties could hurt the U.S. economy caused speculation about a federal funds rate increase to fade in the spring. This realization kept money market yields in a narrow trading range for the most part, neither moving dramatically higher nor lower.

In addition, the U.S. Treasury continued paying off debt, keeping a lid on short-term interest rates by lowering the supply of Treasuries. Under these conditions, the best buying opportunities emerged at the end of the first and second quarters when concurrent factors briefly pushed up yields so that money market securities traded at "fire sale" prices. We purchased three-month and one-year securities that extended the Portfolio's weighted average maturity.

Outlook

PORTFOLIO MANAGER
Manolita Brasil

A Balanced Perspective.

"The U.S. manufacturing sector may have finally begun to experience the long-awaited slowdown due to the Asian economic crisis. If the U.S. economy moderates to the extent expected by the Federal Reserve, monetary policy will likely remain unchanged in coming months. Of course, if more signs of slower growth emerge, speculation about a possible federal funds rate cut is bound to grow. We, however, will be careful to position the Portfolio conservatively to any overblown swings in market sentiment that arise later in the year."

[PHOTO]
PORTFOLIO MANAGER
Manolita Brasil

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
U.S. Commercial Paper                                                   45.7%
Floating/Var. Rate                                                      29.7%
Foreign Bank Obligations                                                16.9%
Yankee Comm. Paper                                                       6.2%
U.S. Bank Obligations                                                    0.9%
Loan Participations                                                      0.5%
Other                                                                    0.1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
A Word About Quality.

As of June 30, 1998, all of the Portfolio's investments were rated in the highest category by at least two major, independent rating agencies or, if unrated, were deemed to be of equivalent quality by our credit research staff. Investments deemed to be of equivalent quality that were not rated are reported to the Board of Directors.
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Diversified Bond Portfolio

Performance Summary.

Investors fleeing deteriorating economic conditions in Asia purchased U.S. Treasuries, which are considered to be among the world's safest investments. We increased your Portfolio's exposure to Treasuries and cut back on long-term bonds of domestic companies and emerging market governments and corporations. As a result, the Portfolio's six-month return of 4.44% was greater than the 4.15% gain of the Lipper (VIP) Corporate Debt Average.

Besides the larger allocation to Treasuries, the surge in mergers and acquisitions in the U.S. also boosted Portfolio returns. Several of our bonds rallied after the announcement of key acquisitions in the cable television and technology sectors.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six      One     Three   Five    Ten
                                    Months    Year    Years   Years   Years
--------------------------------------------------------------------------------
Diversified Bond Portfolio(1)        4.44%    8.91%   8.43%   7.27%   9.18%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. BBB Avg.(2)       4.15%   11.14%   8.25%   7.13%   8.96%
--------------------------------------------------------------------------------
Lehman Aggregate Index(3)            3.93%   10.54%   7.88%   6.88%   9.07%
--------------------------------------------------------------------------------
Diversified Bond Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             $24,056 Diversified      $23,650 Lipper (VIP)      $23,820 Lehman
              Bond Portfolio(1)        Corp. BBB Avg.(2)      Aggregate Index(3)
              -----------------        -----------------      ------------------
88                 10,000                   10,000                 10,000
                   10,294.9                 10,302.2               10,276.8
89                 11,217.7                 11,193.6               11,221.8
                   11,683.2                 11,523.2               11,770
90                 11,940.2                 11,806.7               12,103
                   12,655.5                 12,254                 12,824.6
91                 13,224.1                 12,914.6               13,397.9
                   14,735.9                 14,332.9               14,876.9
92                 15,134.8                 14,761                 15,279.3
                   15,794.7                 15,421.8               15,978
93                 16,937.2                 16,674                 17,079.8
                   17,395.1                 17,245.9               17,535.8
94                 16,732                   16,389.6               16,857.5
                   16,832.8                 16,506.2               17,024.3
95                 18,866.5                 18,556.1               18,972.7
                   20,322.6                 19,849.8               20,169.5
96                 20,010.6                 19,469.8               19,924.5
                   21,216.3                 20,527.9               20,901.7
97                 22,087.8                 21,164.5               21,548.3
                   23,034.2                 22,603.6               22,919.7
98                 24,056.1                 23,650.1               23,819.9

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Corporate BBB Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Aggregate Index (LAI) is comprised of over 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
FIXED INCOME    Balanced        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

High level of income over the long term while providing reasonable safety of capital.

Types of Investments

U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

Investment Style

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.

Performance Review.

Spotlight on Asia. Unsettled economic conditions in Asia dominated the fixed-income markets during the past six months.

The failure of Hong Kong's largest investment bank and a tumbling Japanese yen were two of the developments that bolstered the appeal of U.S. government securities. Therefore, increasing the Portfolio's holdings of Treasuries worked well.

We own debt securities from the cities of Moscow and St. Petersburg in Russia. Mounting economic problems in Russia pressured the nation's currency, stocks and bonds. However, the short-term maturities of our Russian assets limited their price declines.

Strategy Session.

No Quick Fix for Asia. Some investors hoped for an early resolution to the Asian economic crisis. Confidence was so high that $4 billion of South Korean government bonds sold in April met with strong investor demand and Asian debt rallied. We took advantage of this trend to reduce the Portfolio's emerging markets bond holdings.

Investors eventually realized there would be no quick fix for the Asian crisis. The Japanese economy is in recession, casting doubt on regional prospects for recovery anytime soon. In June, the Japanese yen tumbled to an eight-year low against the U.S. dollar, boosting demand for dollar-denominated assets. Not surprisingly, Treasuries maturing in 20 years or more gained 6.72% over the past half-year, as reported by Lehman Brothers. Treasuries climbed to about 21% of our total investments as of June 30 from 2.0% on December 31, 1997.

Demand Drives Down Yields. Surging demand drove 30-year Treasury bond prices higher, while the yield fell in June to its lowest level since 1977. With yields hovering near rock bottom, investment-grade corporate bond issuance soared to $155.9 billion over the past six months, according to Lehman Brothers. This flood of debt met with tepid demand in late spring, particularly for longer-term bonds. Fortunately, we had shifted away from this sector toward short- and intermediate-term corporate bonds. Our Tele-Communications Inc. bonds rallied after AT&T announced plans to buy the company, and we sold Digital Equipment bonds at a profit to Compaq Computer, which acquired Digital.

Outlook

PORTFOLIO MANAGER
Barbara Kenworthy

Caution Is a Virtue.

"We plan to stick with a more cautious approach to investing for the remainder of the year. We now hold fewer higher-risk assets such as junk bonds and emerging markets debt. Our shift toward short- and intermediate-term corporate bonds is yet another example of protecting the Portfolio, since prices of longer-term bonds would suffer the largest declines if fixed-income markets turned lower.

"We are keeping a close watch on issuance of junk bonds and investment-grade corporate bonds, which are on track to break new records in 1998. On the one hand, this big supply will likely provide great buying opportunities. On the other hand, the difference between yields on Treasuries and comparable high yield or junk bonds and investment-grade corporate bonds could increase significantly if investors balk at purchasing new bonds in the second half of the year. Treasuries could probably perform better than both junk bonds and investment-grade corporates in a bond market rally."

[PHOTO]
PORTFOLIO MANAGER
Barbara Kenworthy

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
U.S. Corporates                                                        63.9%
U.S. Treasuries                                                        20.6%
Foreign (U.S. $)                                                        7.5%
Asset-backed                                                            1.4%
Mortgages                                                               1.0%
U.S. Government Agencies                                                0.8%
Cash                                                                    4.8%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Credit Quality

                                                                   as of 6/30/98
                                                                   -------------
U.S. Government                                                         21.7%
AAA                                                                      2.5%
AA                                                                       3.1%
A                                                                       16.9%
BBB                                                                     37.8%
BB                                                                      13.0%
B                                                                        1.5%
Cash                                                                     3.5%

Average Credit Quality                                                      A
Duration                                                            5.7 years
Average Maturity                                                   10.8 years
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Government Income Portfolio

Performance Summary.

Worsening economic conditions in Asia enhanced the safe-haven appeal of U.S. government securities, which rallied during the past six months and consequently enhanced your Portfolio's performance.

For the six-month reporting period, your Portfolio returned 3.94%, which was greater than the 3.68% posted by similar portfolios measured by the Lipper (VIP) General U.S. Government Average. The Portfolio's attractive performance was a result of a combination of U.S. Treasuries and federal government agency securities.

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed bonds entail additional prepayment and extension risk.

================================================================================
Average Annual Returns Through June 30, 1998

                                        Six     One     Three  Five     Since
                                       Months   Year    Years  Years  Inception*
--------------------------------------------------------------------------------
Government Income Portfolio(1)          3.94%  11.07%   7.53%  6.38%     8.81%
--------------------------------------------------------------------------------
Lipper (VIP) Gen. U.S. Gov't. Avg.(2)   3.68%   9.76%   6.99%  6.01%     8.63%
--------------------------------------------------------------------------------
Lehman Gov't. Index(3)                  4.18%  11.25%   7.68%  6.66%     9.03%
--------------------------------------------------------------------------------
Government Income Portfolio inception date: 5/1/89.

================================================================================
$10,000 Invested Since Inception*

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/89.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) General U.S. Government Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index that includes the reinvestment of all interest, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
FIXED INCOME    Balanced        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

High level of income over the long term consistent with the preservation of capital.

Types of Investments

Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasuries and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds and foreign government securities.

Investment Style

This Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.

Performance Review.

Spotlight on Asia. Economic developments in Asia dominated fixed-income markets during the past six months. The Japanese economy was in recession. Hong Kong's largest investment bank failed. The Japanese yen continued to tumble and prospects for a turnaround anytime soon appeared remote.

Because of these developments and others, skittish investors fled Asian financial markets and sought a financial "safe haven" in U.S. government securities. Therefore, emphasizing U.S. government securities in the Portfolio at the expense of other sectors of the bond market, such as mortgage-backed and asset-backed securities, seemed to be a wise choice to us.

STRATEGY SESSION.

FLIGHT TO QUALITY. Investors who had hoped for an early resolution to the deepening Asian economic crisis were disappointed as matters worsened with the Japanese recession. Meanwhile, the U.S. economy enjoyed solid economic growth and tame inflation. This contrast between Asia and the U.S. heightened interest in Treasuries as a safe-haven investment. When the Japanese yen slumped and Asian financial markets tumbled in June, Treasuries rallied, sending the 30-year bond yield to its lowest level since 1977. We lengthened the Portfolio's duration (a measure of sensitivity to interest rate fluctuations) by selling shorter-term Treasuries for longer-term Treasuries. This strategy allowed the Portfolio's net asset value to increase more rapidly. Treasuries comprised as much as 41% of its total investments during the period.

The flight-to-quality buying also buoyed federal government agency securities. We increased agency securities to 37% of total investments as of June 30, 1998, from 28% on December 31, 1997, because they provide incremental yield over Treasuries. Then too, both Treasuries and agency securities are not subject to prepayments, which plagued the mortgage-backed market. Prepayments occurred when mortgage-backed securities were retired early because falling interest rates caused homeowners to refinance the underlying mortgages. As a result, investors in mortgage-backed securities were forced to reinvest their money at lower interest rates. With this in mind, investors were reluctant to bid up prices of mortgage-backed securities. Fortunately, we cut this sector to 14% of total investments as of June 30 from 25% on December 31.

OUTLOOK
PORTFOLIO MANAGER
BARBARA KENWORTHY

MONETARY POLICY SEEN ON HOLD.

"We expect the Federal Reserve to leave monetary policy unchanged for the remainder of the year. Concerns about mounting wage pressures and potentially higher commodity prices are offset by the fact that economic growth is bound to slow in the U.S. because of the crisis in Asia. Furthermore, a federal funds rate increase would probably prove devastating for Asian financial markets as money shifted to the U.S. from Asia.

"If monetary policy remains unchanged and the U.S. Treasury continues to pay off debt as the federal budget deficit shrinks, we believe Treasuries could rally even further, particularly if the U.S. dollar strengthens versus the Japanese yen. After all, it is by no means certain that Japanese leaders will enact the necessary banking sector reforms or cut taxes enough to inspire confidence in the nation's currency. We see the 30-year Treasury bond yield hovering in a trading range of 5.00% to 6.00%."

[PHOTO]
PORTFOLIO MANAGER
BARBARA KENWORTHY

-----------------------------------------------
PORTFOLIO COMPOSITION

                        as of 6/30/98
                        -------------
U.S. Treasuries              38.8%
U.S. Government Agencies     37.3%
Mortgages                    14.3%
Asset-backed                  4.1%
CMOs                          2.4%
U.S. Corporates               1.9%
Cash                          1.2%
-----------------------------------------------
Source: Prudential. Holdings are subject to change.

-----------------------------------------------
CREDIT QUALITY

                        as of 6/30/98
                        -------------
U.S. Government Agencies     76.1%
AAA                          20.2%
AA                            2.5%
Cash                          1.2%

Average Credit Quality          AA
Duration                 5.6 years
Average Maturity         8.7 years
-----------------------------------------------
Source: Prudential. Holding are subject to change.

Prudential Zero Coupon Bond 2000 Portfolio+

Performance Summary.

Your Portfolio's semiannual return of 3.09% trailed the 4.08% rise on the Lipper
(VIP) Target Maturity Average. Investors seeking refuge from worsening economic conditions in Asia bought U.S. Treasury and federal agency securities for their relative safety.

While your Portfolio benefited from this trend, its return lagged because it is limited to investing in short-term zero coupon bonds whose prices rose modestly but the Lipper Average includes funds invested in longer term zero coupon bonds that posted larger gains. During a debt market rally, longer term zero coupon bonds tend to perform better because their prices generally trade at deeper discounts to maturity value.

================================================================================
Average Annual Returns Through June 30, 1998

                                       Six      One     Three   Five     Ten
                                      Months    Year    Years   Years   Years
--------------------------------------------------------------------------------
Zero Coupon Bond 2000 Portfolio(1)     3.09%    8.20%   6.06%   5.48%   9.79%
--------------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg.(2)       4.08%   11.68%   7.56%   6.36%   9.31%
--------------------------------------------------------------------------------
Lehman Gov't. Index(3)                 4.18%   11.25%   7.68%   6.66%   8.87%
--------------------------------------------------------------------------------
Zero Coupon Bond 2000 Portfolio inception date: 2/12/86.

================================================================================
$10,000 Invested Over Ten Years

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
+     Not available in all contracts.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
FIXED INCOME    Balanced        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

Highest predictable compound investment return consistent with safety of capital, if held to maturity.

Types of Investments

Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

Investment Style

The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2000.

Performance Review.

Fed Stands Pat on Rates. Short-term zero coupon bonds were hurt as U.S. monetary policy remained unchanged over the reporting period.

The Federal Reserve Board left the federal funds rate (a key rate that measures what banks charge each other for overnight loans) fixed at 5.50%.

Initially, shorter-term securities appreciated (and yields fell) on the belief that the Asian crisis would slow U.S. economic growth enough to prompt a federal funds rate cut. But the federal funds rate stayed unchanged as the economy proved surprisingly strong, and shorter-term securities, including zero coupon bonds, gave back much of their early gains.

Prudential Zero Coupon Bond 2005 Portfolio+

Performance Summary.

Your Portfolio's 4.43% semiannual return exceeded the 4.08% gain on the Lipper
(VIP) Target Maturity Average, because of the gains on its longer-term Treasury and federal government agency zero coupon bonds.

As Asian economic difficulties deepened over the past six months, investors increasingly purchased U.S. Treasuries for their relative safety. In June, this flight-to-quality trend drove up the prices of Treasuries until the 30-year bond yield fell to its lowest level since regular sales of the securities began in 1977.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six      One     Three   Five     Since
                                    Months    Year    Years   Years   Inception*
--------------------------------------------------------------------------------
Zero Coupon Bond 2005 Portfolio(1)   4.43%   13.85%   8.08%   7.45%     10.72%
--------------------------------------------------------------------------------
Lipper (VIP) Target Mat. Avg.(2)     4.08%   11.68%   7.56%   6.36%     10.19%
--------------------------------------------------------------------------------
Lehman Gov't. Index(3)               4.18%   11.25%   7.68%   6.66%      9.03%
--------------------------------------------------------------------------------
Zero Coupon Bond 2005 Portfolio inception date: 5/1/89.

================================================================================
$10,000 Invested Since Inception*

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
+     Not available in all contracts.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/89.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Target Maturity Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Government Index (LGI) is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LGI may differ substantially from the securities in the Portfolio. The LGI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
FIXED INCOME    Balanced        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

Highest predictable compound investment return consistent with safety of capital, if held to maturity.

Types of Investments

Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

Investment Style

The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2005.

Performance Review.

Supply and Demand. Concern that demand for Treasuries could eventually outpace the supply also fueled the rally in U.S. government securities.

As the federal government prepared for its first annual budget surplus in 30 years, borrowing by the Treasury declined, the supply of Treasury debt securities shrank and bond prices rose (while yields fell).

The Treasury announced plans to meet the government's reduced borrowing needs by eliminating sales of its three-year notes and cutting its five-year note auctions to quarterly from monthly.

Prudential Conservative Balanced Portfolio

Performance Summary.

Your Portfolio returned 8.02% for the first half of 1998, between the 17.72% return on U.S. stocks and the 4.17% returned by Gov't./Corp. bonds.

Your Portfolio -- which invests in a conservative mix of stocks, bonds and money market securities -- returned less than the average Flexible (VIP) Portfolio tracked by Lipper Analytical Services, because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One     Three    Five     Ten
                                     Months    Year    Years    Years    Years
--------------------------------------------------------------------------------
Conservative Balanced Portfolio(1)    8.02%   13.69%   13.80%   10.77%   11.14%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Avg.(2)         9.61%   18.20%   17.15%   13.38%   12.14%
--------------------------------------------------------------------------------
S&P 500(3)                           17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)     4.17%   11.28%    7.86%    6.88%    9.10%
--------------------------------------------------------------------------------
Conservative Balanced Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        $28,753 Conservative    $31,502 Lipper (VIP)   $23,889 Lehman Gov't./
        Balanced Portfolio(1)      Balanced Avg.(2)      Corp. Bond Index(4)      $54,787 S&P 500(3)
        ---------------------      ----------------      -------------------      ------------------
              10,000                   10,000                   10,000                   10,000
88            10,193.2                 10,298.8                 10,284.9                 10,343
              11,065.7                 11,406.2                 11,234.1                 12,051.9
89            11,924.6                 12,116.1                 11,748.9                 13,614.7
              12,325.3                 12,337                   12,032.7                 14,033.9
90            12,552.9                 12,240.3                 12,722.1                 13,191.5
              13,577.8                 13,268.1                 13,262.5                 15,068.4
91            14,947.2                 14,847.3                 14,773.7                 17,201.7
              15,081.4                 15,001.6                 15,141.4                 17,086.1
92            15,986.6                 16,055.8                 15,893.8                 18,510.4
              17,237.6                 17,115.1                 17,132.1                 19,410.8
93            17,936.6                 17,948.9                 17,647.1                 20,372
              17,518.5                 17,248.6                 16,881.9                 19,682.7
94            17,763.2                 17,523.6                 17,027.9                 20,639.5
              19,510.5                 19,865.7                 19,036.4                 24,805.8
95            20,831.2                 21,630.1                 20,304.5                 28,386.3
              21,881.5                 22,527.8                 19,922.7                 31,250.3
96            23,461.3                 24,283.2                 20,893.8                 34,899.6
              25,290.2                 26,660.3                 21,467.3                 42,087.9
97            26,617.8                 28,772.6                 22,932.6                 46,538.9
98            28,752.6                 31,501.8                 23,889.2                 54,786.5

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    BALANCED        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

Performance Review.

Defensive Positioning. We began the year with part of our stock allocation in growth stocks, which moved up sharply through the second quarter, contributing to a strong overall stock contribution. However, we reduced our exposure to these growth stocks with the aim of improving the stability of our return over the long run. Our gains slowed with the overall slowing of the market. Our value stocks, which included some mid-size and smaller firms, were generally out of favor through the half-year. The inexpensive industrials that were one focus of our value holdings remained unpopular, although the consumer stocks that were another focus did provide a strong return.

The Portfolio's bond holdings outpaced the broader bond market, aided by good credit selection and a rebound in the value of depressed bonds in emerging markets.

Strategy Session.

We Increased Stocks. Although we viewed the equity market as somewhat overvalued, we believed our stock selection sufficiently conservative that we allowed our equity allocation to hover near, or slightly above, our normal level. Our stock holdings are currently close to 40% of our assets.

Aided by a sizable exposure to outperforming growth stocks, the Portfolio's stock holdings performed better than the S&P 500. In the second quarter, we invested a sizable portion of the Portfolio's stock holdings into a portfolio designed to mimic the performance and risk characteristics of the S&P 500 Index. We expect that this change should bring greater stability to overall Portfolio performance.

The remaining portion is invested in stocks we believe to be less expensive than the average stock in relation to their potential earnings. Historically, such value stocks have had less room to decline in falling stock markets.

We began the period with a focus on corporate and foreign bonds, which enhanced the return of our bond portfolio early in the period. We had substantially reduced our holdings when the market turned against them in June. Looking forward, our bond holdings modestly overrepresent corporate bonds.

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Why Employ a Passively Managed Core Equity Portfolio?

"We believe that investors expect a balanced fund to provide a broad exposure to investments in several asset classes. With that in mind, we have invested about one-half of our stock allocation in a core holding that is designed to closely track the performance of the S&P 500. In our opinion, this should increase the diversification of the overall equity portfolio and offer an opportunity to reduce the overall volatility of Portfolio return. By combining a broadly diversified core holding with an actively managed portfolio, investors should expect to participate in the overall stock market, and yet will retain the ability to outperform through active management."

PORTFOLIO MANAGERS

[PHOTO]
Mark Stumpp

[PHOTO]
Warren E. Spitz

[PHOTO]
Tony Rodriguez

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Bonds                                                                  57.4%
Stocks                                                                 36.3%
Money Market                                                            6.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Sectors - Stocks

                                                                   as of 6/30/98
                                                                   -------------
Drugs & Medical Supplies                                                3.2%
Telecommunications                                                      2.7%
Banks and Savings & Loans                                               2.5%
Oil & Gas                                                               2.2%
Retail                                                                  2.2%

Top Sectors - Bonds

                                                                   as of 6/30/98
                                                                   -------------
Financial                                                              15.6%
U.S. Treasuries                                                        10.4%
Banks and Savings & Loans                                               4.7%
Airlines                                                                3.6%
Retail                                                                  3.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Flexible Managed Portfolio

Performance Summary.

The stock market had a strong, although uncertain, half-year. Your Portfolio -- which invests in a mix of stocks, bonds and money market securities -- returned 9.58% for the first half of 1998, between the 17.72% return on U.S. stocks and the 4.17% returned by Gov't./Corp. bonds. Its returns were about the average of Flexible (VIP) Portfolios tracked by Lipper Analytical Services.

================================================================================
Average Annual Returns Through June 30, 1998

                                      Six      One     Three    Five     Ten
                                     Months    Year    Years    Years    Years
--------------------------------------------------------------------------------
Flexible Managed Portfolio(1)         9.58%   17.38%   17.58%   13.38%   13.28%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Avg.(2)         9.73%   18.12%   17.81%   13.91%   13.26%
--------------------------------------------------------------------------------
S&P 500(3)                           17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)     4.17%   11.28%    7.86%    6.88%    9.10%
--------------------------------------------------------------------------------
Flexible Managed Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       $34,795 Flexible          $34,912 Lipper (VIP)     $23,889 Lehman Gov't./
      Managed Portfolio(1)         Flexible Avg.(2)         Corp. Bond Index(4)         $54,787 S&P 500(3)
      --------------------         ----------------         -------------------         ------------------
           10,000                     10,000                     10,000                      10,000
88         10,178.8                   10,204.5                   10,284.9                    10,343
           11,424.5                   11,313.5                   11,234.1                    12,051.9
89         12,394.6                   12,263.6                   11,748.9                    13,614.7
           12,639.8                   12,617.6                   12,032.7                    14,033.9
90         12,631.6                   12,473.4                   12,722.1                    13,191.5
           13,730.3                   13,771.5                   13,262.5                    15,068.4
91         15,843.7                   15,660.4                   14,773.7                    17,201.7
           15,501.6                   15,531.7                   15,141.4                    17,086.1
92         17,049.5                   16,768.2                   15,893.8                    18,510.4
           18,569                     17,856.8                   17,132.1                    19,410.8
93         19,705.7                   18,901                     17,647.1                    20,372
           18,631.3                   17,990.2                   16,881.9                    19,682.7
94         19,082.1                   18,481.8                   17,027.9                    20,639.5
           21,402.6                   20,956.4                   19,036.4                    24,805.8
95         23,591.8                   23,036.5                   20,304.5                    28,386.3
           24,896.5                   24,378                     19,922.7                    31,250.3
96         26,916.8                   26,420.5                   20,893.8                    34,899.6
           29,643.3                   29,228                     21,467.3                    42,087.9
97         31,752.1                   31,546.3                   22,932.6                    46,538.9
98         34,795.1                   34,912.2                   23,889.2                    54,786.5

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    BALANCED        High Yield Bond   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

Performance Review.

Not Joining the Chase. Our bond holdings and our core stock holdings performed well over the half-year. Aided by an exposure to growth stocks in the first quarter, the Portfolio's stock holdings performed better than the S&P 500.

However, the contribution of our stocks was constrained by the generally weak performance of any but large-company growth stocks and by our holdings of industrial companies. The return of the overall stock market was concentrated in a few very large companies. As investors focused on these stocks, their prices rose to unusual levels in comparison with their earnings.

Throughout the six months, we had a substantial portion of our stock allocation invested in a price-sensitive manner that avoided such companies.

Strategy Session.

Seeking Greater Stability. In the second quarter, we invested a sizable portion of the Portfolio's stock holdings into a portfolio designed to mimic the performance and risk characteristics of the S&P 500 Index. We expect that this change should bring greater stability to overall Portfolio performance.

The remaining portion is invested in stocks we believe to be less expensive than the average stock in relation to their potential earnings. Historically, such value stocks have had less room to decline in falling stock markets.

Although we have maintained a slight underweighting in stocks, we have been buying on market dips and selling into strength. We remain concerned about the prospects for U.S. corporate profits as the Southeast Asian financial crisis begins to hit export-oriented business. Stock analysts have significantly reduced estimates for 1998 corporate earnings and, if current trends persist, corporations will end the year with earnings only slightly ahead of last year's levels.

We began the period with a focus on corporate and foreign bonds, which enhanced the return of our bond portfolio early in the period. We had substantially reduced our holdings when the market turned against them in June. Looking forward, our bond holdings modestly overrepresent corporate bonds.

Outlook

PORTFOLIO MANAGER
Mark Stumpp

Why Index?

"We believe that investors turn to a balanced fund primarily for consistency of returns. With that in mind, we have invested part of our stock allocation in a core holding that is designed to mimic the performance of the S&P 500. Although growth stocks have had a strong half-year, their performance has been concentrated in the gains of a few market leaders. Should the earnings of these companies stumble, a growth portfolio would be vulnerable. We expect the S&P 500 as a whole to offer more consistent growth in the long run. We believe that taking that as a target for our core holdings is a conservative strategy well suited to balanced fund investors."

PORTFOLIO MANAGERS

[PHOTO]
Mark Stumpp

[PHOTO]
Warren E. Spitz

[PHOTO]
Tony Rodriguez

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Stocks                                                                 51.8%
Bonds                                                                  42.3%
Money Market                                                            5.9%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Sectors - Stocks

                                                                   as of 6/30/98
                                                                   -------------
Retail                                                                  3.5%
Financial Services                                                      3.4%
Telecommunications                                                      3.0%
Oil & Gas                                                               2.9%
Drugs & Medical Supplies                                                2.9%

Top Sectors - Bonds

                                                                   as of 6/30/98
                                                                   -------------
U.S. Gov't                                                              7.9%
Financial                                                               4.7%
Investment Banking                                                      3.9%
Banks and Savings & Loans                                               3.8%
Airlines                                                                2.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential High Yield Bond Portfolio

Performance Summary.

Issuance of high yield bonds (also known as junk bonds) surged over the past six months as corporations rushed to take advantage of lower borrowing costs. This heavy supply met with tepid demand in the spring, causing junk bonds to cheapen relative to comparable U.S. Treasuries.

However, your Portfolio's semiannual total return of 5.20% beat the 4.58% gain on the average high yield fund tracked by Lipper Analytical Services, partly because of our investment in cable television bonds, one of the best performing sectors of the high yield market. We also booked profits on some of our health care and lodging bonds, which were retired early by several companies within those industries.

================================================================================
Average Annual Returns Through June 30, 1998

                                          Six     One    Three   Five     Ten
                                         Months   Year   Years   Years    Years
--------------------------------------------------------------------------------
High Yield Bond Portfolio(1)              5.20%  13.06%  12.69%  10.31%   10.35%
--------------------------------------------------------------------------------
Lipper (VIP) High Current Yield Avg.(2)   4.58%  11.55%  12.75%  10.24%   10.92%
--------------------------------------------------------------------------------
Lehman High Yield Index(3)                4.50%  11.36%  11.63%  10.40%   11.28%
--------------------------------------------------------------------------------
High Yield Bond Portfolio inception date: 2/23/87.

================================================================================
$10,000 Invested Over Ten Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

         $26,771 High Yield        $28,337 Lipper (VIP)      $29,106 Lehman High
          Bond Portfolio(1)     High Current Yield Avg.(2)      Yield Index(3)
          -----------------     --------------------------      --------------
88            10,435.5                   10,431.1                  10,409.9
              10,904.6                   11,005.2                  10,917.1
89            10,221.4                   10,615.8                  10,496.6
              10,338.1                   10,784.7                  10,758.4
90             9,010.75                   9,997.36                  9,490.17
              11,288.1                   12,022                    12,299.6
91            12,524.3                   13,400.1                  13,873
              13,868.7                   14,762.6                  15,308.9
92            14,720.2                   15,567.5                  16,058.3
              16,392.4                   17,346.2                  17,750.7
93            17,556.2                   18,488                    18,806.9
              17,363.6                   18,026.9                  18,380.6
94            17,078.5                   17,925.3                  18,613.3
              18,706.7                   19,886.3                  20,923.5
95            20,078.1                   21,273.9                  22,182.2
              21,038.8                   22,262.5                  22,949
96            22,364.9                   24,094.6                  24,700.2
              23,678.9                   25,502.9                  26,137.1
97            25,447.6                   27,197.2                  27,852.8
98            26,770.7                   28,337.3                  29,106.2

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman High Yield Index (LHYI) is comprised of over 700 non-investment-grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        HIGH YIELD BOND   Diversified Stock  Specialized
--------------------------------------------------------------------------------

Investment Goal

High total return.

Types of Investments

Primarily non-investment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

Investment Style

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

Performance Review.

Research Is Key. The high yield bond market continues to grow at an explosive pace, with 1998 on track to surpass last year's record issuance of $111 billion.

As the size and popularity of the high yield bond market increase, we more than ever rely on in-depth credit research to weed out bonds that will likely run into trouble in the future.

Thus, our team of research analysts plays an important role in helping your Portfolio continue to provide solid returns by avoiding future credit quality problems.

Strategy Session.

High Yield Bonds Led. High yield bonds provided a 4.50% semiannual return that led all other sectors of the taxable bond market, based on Lehman Brothers indexes. Still, the second quarter proved rather challenging for the high yield bond sector.

With long-term interest rates hovering near rock-bottom levels in the U.S., corporations hurriedly issued bonds to lock in low borrowing costs. This flood of below investment-grade debt securities was easily absorbed initially. But as corporate default rates edged higher and earnings growth slowed, investors began to demand a greater reward in the spring for taking a chance on high yield bonds. As a result, the difference between yields on junk bonds and comparable Treasuries increased.

Your Portfolio performed well, because we maintained a larger-than-average exposure to the cable television industry, where debt issuance was rather limited. In addition, news that AT&T plans to buy Tele-Communications Inc. boosted prices of cable television bonds, because investors expect more mergers and acquisitions.

Apart from this trend, your Portfolio benefited when some health care and lodging companies reduced their borrowing costs by replacing older bonds having higher interest rates with new bonds that carried lower interest rates. We owned some of the older bonds that were retired early at prices above their maturity and current market values, allowing us to realize solid profits.

Outlook

PORTFOLIO MANAGER
George W. Edwards, CFA

Slowdown Warrants Cautious Stance.

"The new issue calendar for high yield bonds remains substantial, and we will keep a close watch for attractive buying opportunities. However, we worry that the anticipated slowdown in U.S. economic growth could hurt the ability of companies in the more cyclical industries, such as steel, technology, commodities, paper and chemicals, to comfortably pay interest and principal on their bonds. We therefore are maintaining a below average exposure to bonds of cyclical industries."

[PHOTO]
PORTFOLIO MANAGER
George W. Edwards, CFA

================================================================================
Top Industries

                                                                   as of 6/30/98
                                                                   -------------
Telecommunications                                                     16.3%
Retail                                                                  6.7%
Paper/Packing                                                           6.2%
Industrial                                                              5.7%
Energy                                                                  4.4%

Top Issuers

                                                                   as of 6/30/98
                                                                   -------------
Intermedia Communications                                               1.3%
Paxson Communications                                                   1.2%
New Sassco                                                              1.1%
Adelphia Communications                                                 1.1%
Dade International Inc.                                                 1.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Credit Quality

                                                                   as of 6/30/98
                                                                   -------------
Baa                                                                     1.0%
Ba                                                                      5.2%
B                                                                      55.8%
Caa                                                                    13.1%
Ca                                                                      0.8%
Nonrated                                                               14.4%
Equity                                                                  9.1%
Cash                                                                    0.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Stock Index Portfolio

Performance Summary.

Your Portfolio finished the first half of 1998 with a return of 17.48%. The market began to rise rapidly the second week in January and continued into March. Renewed concerns about the impact of the Asian economic slowdown suspended the climb until the last two weeks in June, after companies that were going to announce lower second-quarter earnings were likely to have done so.

The U.S. economy rose briskly in the first quarter, but borrowed some of that growth from the second quarter in the form of higher inventory levels. As we go to press, there are indications that the economy slowed in the second quarter. Stock market advances were concentrated among the 50 largest companies.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.

================================================================================
Average Annual Returns Through June 30, 1998

                                       Six      One     Three    Five     Ten
                                      Months    Year    Years    Years    Years
--------------------------------------------------------------------------------
Stock Index Portfolio(1)              17.48%   29.70%   29.76%   22.65%   18.08%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500 Index Avg.(2)    17.42%   29.59%   29.69%   22.52%   17.93%
--------------------------------------------------------------------------------
S&P 500(3)                            17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Stock Index Portfolio inception date: 10/19/87.

================================================================================
$10,000 Invested Over Ten Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              $52,677 Stock         $52,010 Lipper (VIP)
            Index Portfolio(1)      S&P 500 Index Avg.(2)    $54,787 S&P 500(3)
            ------------------      ---------------------    ------------------
                 10,000                   10,000                   10,000
88               10,345.2                 10,294.8                 10,343
                 12,016.1                 11,882.3                 12,051.9
89               13,545                   13,355.1                 13,614.7
                 13,907                   13,645.9                 14,033.9
90               13,052.9                 12,783.6                 13,191.5
                 14,873                   14,678.8                 15,068.3
91               16,932.5                 16,669.7                 17,201.6
                 16,782.3                 16,513.2                 17,086.1
92               18,140.5                 17,896.5                 18,510.4
                 18,983                   18,849.2                 19,410.8
93               19,893.6                 19,759.8                 20,372
                 19,190.3                 19,069.5                 19,682.7
94               20,094.2                 19,931.4                 20,639.6
                 24,106.5                 23,894.8                 24,805.8
95               27,542.7                 27,267.6                 28,386.4
                 30,282.2                 29,965.7                 31,250.3
96               33,757.8                 33,459.3                 34,899.6
                 40,615.8                 40,144.4                 42,088
97               44,841.1                 44,293                   46,539
98               52,677.2                 52,010.3                 54,786.6

--------------------------------------------------------------------------------
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------

Investment Goal

Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

Types of Investments

Primarily stocks in the S&P 500 Index.

Investment Style

This Portfolio attempts to hold the same stocks as the S&P 500 Index, in approximately the same proportions. This Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

================================================================================
S&P 500 Index--Total Return by Sector

                                                                        YTD 1998
                                                                        --------
Consumer Cyclicals                                                        35.2%
Technology                                                                28.2%
Consumer Growth                                                           17.3%
Finance                                                                   16.5%
Industrials                                                               12.0%
Utilities                                                                 10.9%
Energy                                                                     4.5%

S&P 500 Index                                                             17.7%
--------------------------------------------------------------------------------
Source: Prudential Investments.

Performance Review.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and to duplicate its performance. Portfolio manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Consumer Cyclicals Led the Way. The market was led by the stocks of companies selling products that consumers buy more of when the economy is growing. These consumer cyclicals, notably auto manufacturers and retailers, gained 35% in the half-year. Technology stocks rose 28%, marking the second highest return. Computer software companies and communications equipment manufacturers performed particularly well, while the stocks of Dell, Apple, Lucent and Unisys led the market, more than doubling in six months.

Consumer Growth Stocks Were Impressive. The sectors in the middle of the pack also showed impressive returns. Consumer growth and staples stocks, such as restaurants, cosmetics and pharmaceuticals, averaged a 17% return, while financials turned in a 16% gain. Whereas companies selling to consumers had strong stock performance, the industrial companies -- particularly railroads, metals, specialty chemicals and forest products -- had a very weak second quarter, actually declining in price on average. Nonetheless, the sector produced a 12% gain for the half-year, because the market rose rapidly when it was rising. The utilities sector, which also had a negative second quarter, recorded an 11% gain for the half-year, an excellent return compared with historical averages.

Energy Stocks Were Weak. The energy sector brought up the rear for the first six months of 1998, with almost a 5% gain. Weakened demand because of the Asian economic slowdown and a warm North American winter combined with growing supplies to provide a very poor environment for energy companies.

Outlook

PORTFOLIO MANAGER
John W. Moschberger

Keep Your Expectations Realistic.

"In economic uncertainty, investors from around the world find relative stability in the U.S. S&P 500. Although earnings of these companies have been growing over the past few years, demand for their stocks has driven share prices up even faster. Our Stock Index Portfolio is one way to own a cross-section of U.S. industries, but we do not believe that stock prices can outpace earnings growth indefinitely. Moreover, earnings growth has slowed and earnings even have declined in some industries. Despite recent history, investors should not expect double-digit half-years for stock price growth as a matter of course."

[PHOTO]
PORTFOLIO MANAGER
John W. Moschberger

================================================================================
S&P 500 Index Composition

                                                                   as of 6/30/98
                                                                   -------------
Financial                                                               17.8%
Consumer Staples                                                        15.0%
Technology                                                              15.0%
Health Care                                                             11.7%
Consumer Cyclicals                                                       9.6%
Capital Goods                                                            8.5%
Energy                                                                   7.3%
Communications Services                                                  6.8%
Basic Materials                                                          4.1%
Utilities                                                                3.1%
Transportation                                                           1.1%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                   as of 6/30/98
                                                                   -------------

General Electric Capital Corp.                                          3.2%
Microsoft Corp.                                                         2.9%
Coca-Cola                                                               2.3%
Exxon Corp.                                                             1.9%
Merck & Co.                                                             1.7%
Pfizer, Inc.                                                            1.5%
Wal-Mart Stores                                                         1.5%
Intel Corp.                                                             1.3%
Procter & Gamble Co.                                                    1.3%
Royal Dutch Petroleum                                                   1.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Equity Income Portfolio

Performance Summary.

Over the past six months, your Portfolio returned 9.90%. Although high by historical standards, our return trailed that of the Lipper (VIP) Equity Income Average, because the stock market advance was concentrated in a small group of very large company growth stocks.

Investors preferred growth stocks regardless of company size. Consequently, our value stocks did not keep up. Nor did the stocks of mid-sized companies, which are also well represented in your Portfolio. Our approach is focused on the long term, though, and has produced returns that have outpaced the Lipper (VIP) Equity Income Average over the one-, three-, five- and ten-year periods.

================================================================================
Average Annual Returns Through June 30, 1998

                                       Six      One     Three    Five     Ten
                                      Months    Year    Years    Years    Years
--------------------------------------------------------------------------------
Equity Income Portfolio(1)             9.90%   27.80%   24.91%   19.01%   16.90%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Avg.(2)    10.64%   22.82%   24.58%   18.91%   15.91%
--------------------------------------------------------------------------------
S&P 500(3)                            17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Equity Income Portfolio inception date: 2/19/88.

================================================================================
$10,000 Invested Over Ten Years

[THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        $47,655 Equity Income      $43,814 Lipper (VIP)
            Portfolio(1)          Equity Income Avg.(2)      $54,787 S&P 500(3)
            ------------          ---------------------      ------------------
              10,000                      10,000                     10,000
88            10,415                      10,313.8                   10,343
              11,924.2                    11,888.1                   12,051.9
89            12,775.6                    12,678                     13,614.7
              12,694.3                    12,610.9                   14,033.9
90            12,299.5                    11,638.6                   13,191.5
              13,987.5                    13,222.9                   15,068.3
91            15,682.4                    14,840.4                   17,201.6
              15,890.2                    15,160.2                   17,086.1
92            17,272.7                    16,416.5                   18,510.4
              19,965                      17,977.6                   19,410.8
93            21,121.5                    19,009.8                   20,372
              20,904.5                    18,880.1                   19,682.7
94            21,425                      19,436.6                   20,639.6
              24,448.9                    22,503.6                   24,805.8
95            26,075                      25,295.2                   28,386.4
              27,913.2                    27,008                     31,250.3
96            31,743.2                    30,022.6                   34,899.6
              37,289.1                    35,422.2                   42,088
97            43,363.7                    39,402.1                   46,539
98            47,655                      43,814.1                   54,786.6

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------

Investment Goal

Current income and capital appreciation.

Types of Investments

Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.(3)

Investment Style

The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

Performance Review.

Investors Favored Growth Stocks. They preferred not only large-company stocks but the stocks of the very largest companies during this period. Both trends worked against us.

Our return also was held back by our focus on industrials -- forest products, chemicals and metals -- and by our energy and real estate stocks.

Financial Services Helped. Our focus on financial service stocks, including our large position in Lehman Brothers (up more than 50% in the six months), made a strong contribution to our return.

Our performance also was supported by our strong focus on economically sensitive consumer stocks -- autos, retailers and housing-related companies.

Strategy Session.

Cyclicals Are Inexpensive. We believe stocks of companies that do well in an economic expansion are currently underpriced, because of the extraordinary length of the U.S. economic expansion and the threatened impact of the Asian slowdown.

We have focused on two groups of cyclicals: consumer and industrial. Stocks of companies selling to consumers, such as auto companies, retailers and home builders, are doing well. Industrials, such as metals, chemicals and forest products, are languishing. At their current prices, we think both are good values in a market where value is scarce.

REITs Offer Steady Dividend Growth. Real estate investment trusts (REITs) buy real estate and issue shares to the public, making it possible to invest in the burgeoning real estate market by buying a tradable security. Ease of ownership increases the pool of buyers and should push prices up. We continue to believe that REITs offer the best prospects for long-term income growth on the market, well above the average for the S&P 500.

Currently, REITs are selling at very attractive prices compared to other stocks. We think that investors overreacted to potential legislation that will affect only a small number of REITs (the paired share trusts) and fear of an overheated market. We feel that these concerns weren't warranted. We expect our real estate stocks to rebound and continue their long-term growth.

Outlook

PORTFOLIO MANAGER
Warren E. Spitz

Not a Value Market.

"This is a difficult market for the value style, because most investors appear to be buying the same few large stocks at any price. For value investors, price is important. We did not keep up with the market in the first half of 1998, although our returns are excellent by historical standards. However, since we haven't been paying top price for our stocks, they have less room to fall when investors become concerned about profit levels and stock prices peak. The value style historically has performed well over complete market cycles, and our Portfolio did exceptionally well in 1997."

[PHOTO]
PORTFOLIO MANAGER
Warren E. Spitz

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Finance                                                                 27.4%
Industrial                                                              26.8%
Consumer Cyclicals                                                      19.3%
Energy                                                                   9.4%
Consumer Growth & Staples                                                6.0%
Utilities                                                                5.5%
Technology                                                               1.1%
Cash                                                                     4.5%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                   as of 6/30/98
                                                                   -------------
Lehman Brothers                                                          5.1%
Dow Chem. Co.                                                            4.1%
Chrysler Corp.                                                           3.3%
AMR Corp.                                                                3.2%
Equity Residential                                                       3.1%
McDermott Int'l                                                          2.6%
USX US Steel Group                                                       2.6%
ALCOA                                                                    2.6%
Hanson PLC ADR                                                           2.5%
Crescent Real Estate                                                     2.5%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Equity Portfolio

Performance Summary.

Your Portfolio returned 12.47% in the first half of 1998, trailing the Lipper
(VIP) Growth Fund Average of 16.23% for the period.

Stock market performance for some time now has been concentrated in the stocks of a few very large growth companies. These stocks have been too expensive for our value style of investing.

While our large weighting in financial services and HMOs helped performance, our holdings of industrials, smaller electronics companies and tobacco companies have hurt it. Our large cash position has also reduced performance as stocks continued to produce returns well above historic averages.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six     One      Three    Five     Ten
                                    Months   Year     Years    Years    Years
--------------------------------------------------------------------------------
Equity Portfolio(1)                 12.47%   23.78%   23.23%   19.39%   17.04%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)         16.23%   28.06%   25.44%   20.07%   16.76%
--------------------------------------------------------------------------------
S&P 500(3)                          17.72%   30.17%   30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Equity Portfolio inception date: 5/13/83.

================================================================================
$10,000 Invested Over Ten Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                  $47,428 Lipper (VIP)
    $48,230 Equity Portfolio(1)      Growth Avg.(2)           $54,787 S&P 500(3)
    ---------------------------      --------------           ------------------
88          10,000                      10,000                      10,000
             9,976.59                   10,110.1                    10,343
89          11,515.7                    11,803.7                    12,051.9
            12,942.6                    13,051.3                    13,614.7
90          12,997.7                    13,559.9                    14,033.9
            12,268                      12,361.7                    13,191.5
91          14,793                      14,271.6                    15,068.4
            15,458.9                    16,764.6                    17,201.7
92          16,480.2                    16,219.3                    17,086.1
            17,650                      18,158.6                    18,510.4
93          19,886.8                    19,168.5                    19,410.8
            21,509.8                    20,678                      20,372
94          21,095.2                    19,414.1                    19,682.7
            22,107.4                    20,226.6                    20,639.5
95          25,773.8                    23,835.9                    24,805.8
            29,024.9                    26,845                      28,386.3
96          31,147.5                    29,539.6                    31,250.3
            34,400.2                    32,457.7                    34,899.6
97          38,963                      37,230.5                    42,087.9
            42,882.6                    40,994.3                    46,538.9
98          48,230.2                    47,428.2                    54,786.5

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------

Investment Goal

Capital appreciation.

Types of Investments

Primarily stocks of major, established companies.

Investment Style

This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

Performance Review.

Cash Constrains Performance. Our substantial cash holdings remained a constraint on our return as the market continued to rise rapidly. Nonetheless, our cash is down from its peak because we found some opportunities when investors became anxious about the impact of the Asian slowdown. Our time-tested investment discipline tells us not to buy when prices are high.

We Value Consumer Cyclicals. We have a focus on consumer cyclicals. This was the best-performing sector of the market. We did particularly well with Chrysler, Kmart and Tandy.

We also had a focus on financial stocks, such as insurance companies and financial services. On average, these also had good returns.

Strategy Session.

A Hostile Climate for Our Investment Style. Value investing seems to work best if any of the following conditions exist: The "cheap" stocks are very inexpensive compared to the average stock; earnings for many businesses are growing rapidly (earnings growth is abundant, so why pay high prices for it); or interest rates are high or rising. We've had none of these conditions for some time now. Investors have picked through the market pretty well and value differentials are generally small. Profits are slowing -- shrinking, in many cases, and the Asian economic slowdown has made it difficult for the Federal Reserve to raise interest rates. As a result, investors have favored the large companies that generate predictable earnings. So, although our value style is producing good absolute returns by historical standards, it is trailing the overall market.

Fear Brings Opportunity. Cyclicals are now among the best value stocks in the market. We are invested in several cyclical industries: About 7% of our assets are in paper and forest products companies. Overcapacity in the industry killed off profits and drove the stocks to historic lows (compared to the overall stock market). Since then, some capacity has been closed and the industry has begun to consolidate. We believe the earnings of paper companies have bottomed. The Asian crisis set back these stocks, because Asia accounts for a third of world paper demand. However, Asia also accounted for the greatest growth of capacity, which will slow considerably. The supply/ demand situation should improve and we expect the stocks to rebound.

Our auto companies and retailers, which lost value in the fourth quarter of 1997, recovered in the first half of 1998. Our autos rose 26%, on average, and retailers were up 23%. Chrysler (up 63%) and Kmart (up 67%) led the way.

Outlook

PORTFOLIO MANAGER
Thomas R. Jackson

Discipline Counts.

"Research shows that it has been wise to stick to an investment style. Disciplined investors do better in the long run, whatever their style. It is tough to be a disciplined value investor when other investors are concentrating almost exclusively on companies that are too expensive for your value style. However, history demonstrates that economic conditions change and investment styles come in and out of favor. Meanwhile, as long as the market focuses solely on this small group of large growth companies, even though a rapidly rising market may give us a good return, we will lag our more aggressive growth competitors. Our return relative to other funds shines most when uncertainty about the economic future leads investors to leave some bargains on the table. With this in mind, we are sticking to our discipline."

[PHOTO]
PORTFOLIO MANAGER
Thomas R. Jackson

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Finance                                                                 24.3%
Industrial                                                              13.4%
Consumer Cyclicals                                                      13.0%
Consumer Growth & Staples                                               12.6%
Utilities                                                                6.0%
Energy                                                                   5.8%
Technology                                                               5.6%
Cash                                                                    19.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------


Chubb Corp.                                                             2.6%
Elf Aquitaine ADR                                                       2.6%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                        2.3%
Loews Corp.                                                             2.3%
Dillard's Inc.                                                          2.0%
SAFECO Corp.                                                            1.9%
Darden Restaurants                                                      1.9%
Kmart Corp.                                                             1.9%
Columbia/HCA Health                                                     1.8%
Wellpoint Health                                                        1.7%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential

Prudential Jennison Portfolio

Performance Summary.

The stock market notched up another strong half-year of growth. Your Portfolio's 20.75% return was more than four percentage points ahead of the 16.23% gain of the Lipper (VIP) Growth Average. By owning stocks of companies with predictable and growing earnings, the Portfolio benefited as investors were willing to pay more for growth stocks.

Our strong performance was broadly based, with the greatest contributions coming from pharmaceutical, retail, telecommunications service, financial services and technology stocks. The primary drag on our return was from companies dependent on capital spending.

================================================================================
Average Annual Returns Through June 30, 1998

                                       Six       One      Three     Since
                                      Months     Year     Years   Inception*
--------------------------------------------------------------------------------
Prudential Jennison Portfolio(1)      20.75%    35.95%    26.52%    29.64%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)           16.23%    28.06%    25.44%    26.81%
--------------------------------------------------------------------------------
S&P 500(3)                            17.72%    30.17%    30.23%    30.97%
--------------------------------------------------------------------------------
Prudential Jennison Portfolio inception date: 5/1/95.

================================================================================
$10,000 Invested Since Inception*

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           $22,757 Prudential    $21,288 Lipper (VIP)
          Jennison Portfolio(1)      Growth Avg.(2)        $23,500 S&P 500(3)
          ---------------------      --------------        ------------------
                10,000                   10,000                  10,000
95              11,275.7                 10,765.9                10,640.2
                12,556.3                 12,072.6                12,176
96              13,494.4                 13,328.3                13,404.5
                14,361.8                 14,538.9                14,969.8
97              16,801                   16,619.6                18,053.2
                18,916.1                 18,331.8                19,962.4
98              22,757                   21,288                  23,500.2

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stocks of established companies with above-average growth prospects.

Investment Style

This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-size and large companies.

Performance Review.

Drug Stocks Good for Us. Pharmaceutical stocks continue to rise as new product introductions bode well for earnings growth. Pfizer, Warner-Lambert and Monsanto (owner of Searle) made the greatest contributions to our return.

Consumers Are Buying. Stocks of retailers generally did very well in the first half. We benefited particularly from our holdings of Gap stores, Home Depot and Kohl's (a regional specialty department store company). Increases in reported same-store sales motivated the gains.

Keeping in Touch. Wireless telecommunications service companies in Europe, as well as in the U.S., were strong performers in the period. Vodafone, WorldCom and AirTouch Communications had the greatest impact on our return.

Strategy Session.

Uncertain About Technology. There has been a great deal of uncertainty in the technology sector: inventory corrections in personal computers, pricing pressure in memory chips and shortfalls in earnings from companies as well known as Intel, Motorola and Compaq. We reduced our exposure to these companies during the period.

On the other hand, companies serving the telecommunications, networking and software sectors made strong contributions to our performance. Wireless communications and data networking are driving the telecommunications business. Our holdings in these service providers performed remarkably during the six-month period, exceeding our most optimistic short-term expectations.

Consolidation Continues in Financial Services. The financial services industry continues to consolidate: Brokers buy banks, banks buy investment management companies, insurers buy other insurers. We have a number of holdings in the Portfolio which should benefit from this phenomenon.

The largest is Citicorp, soon to become CitiGroup. Since the announcement of its acquisition by Travelers, the stock hasn't performed particularly well, but we remain optimistic about the intermediate-term outlook.

Outlook

PORTFOLIO MANAGER
David T. Poiesz

Analysis Is Key to Performance.

"For the past six months, the S&P 500 has gained more than 15% -- that's more than even the most optimistic market-watchers would have foreseen. While we don't try to predict the market's direction, our Portfolio has been well positioned for the move. However, corporate earnings disappointments are increasing. We expect our Portfolio to distinguish itself with its superior earnings growth. We expect the bulk of that growth to come from holdings in the health care, telecommunications, technology and financial services sectors, all rapidly growing areas of the global economy.

"If the Asian downturn slows the European and North American economies too much, stock prices will reflect the threat of recession. However, we believe our Portfolio is less economically sensitive than most, because we look for companies that can increase their earnings predictably. The key to our performance will continue to be how well we analyze our companies' earnings growth potential and the degree to which the market values consistent growth."

[PHOTO]
PORTFOLIO MANAGER
David T. Poiesz

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Technology                                                             32.3%
Financial Services                                                     21.2%
Consumer Growth & Staples                                              14.8%
Health Care                                                            13.5%
Goods & Services                                                        9.9%
Capital Spending                                                        4.7%
Energy                                                                  1.3%
Cash                                                                    2.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------
WorldCom, Inc.                                                          3.5%
Pfizer, Inc.                                                            2.9%
Citicorp                                                                2.9%
Chase Manhattan Corp.                                                   2.7%
Cisco Systems, Inc.                                                     2.7%
General Electric Co.                                                    2.5%
Microsoft Corp.                                                         2.4%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                        2.3%
Schering-Plough Corp.                                                   2.2%
Home Depot, Inc.                                                        2.2%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Small Capitalization Stock Portfolio

Performance Summary.

The S&P SmallCap 600 Index and this Portfolio had moderate gains over the past half-year. Your Portfolio rose 5.86%, while the S&P SmallCap 600 Index, the unmanaged stock market index it is designed to track, gained 6.10%.

Investors preferred not only large-company stocks but the stocks of the very largest companies during this period, pushing up the prices of the most liquid stocks and companies with broad-based earnings. The earnings of smaller companies, however, held up well on average, and their stock prices shared in the rise when the markets went up.

Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P SmallCap 600 Index.

================================================================================
Average Annual Returns Through June 30, 1998

                                           Six      One     Three     Since
                                          Months    Year    Years    Inception*
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio(1)    5.86%   18.82%   21.24%     22.49%
--------------------------------------------------------------------------------
Lipper (VIP) Small Cap. Avg.(2)            7.06%   18.35%   19.89%     20.93%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index(3)                  6.10%   19.44%   22.35%     23.72%
--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio inception date: 5/1/95.

================================================================================
$10,000 Invested Since Inception*

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and the Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Small Cap Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P SmallCap 600 Index is a capital-weighted index representing the aggregate market value of the common equity of 600 small-company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------

Investment Goal

Seeks long-term growth of capital that corresponds to the price and yield performance of the S&P SmallCap 600 Index.(3)

Types of Investments

Primarily stocks of the S&P SmallCap 600 Index.

Investment Style

This Portfolio attempts to hold stocks comprising the S&P SmallCap 600 Index in approximately the same proportions. The S&P SmallCap 600 Index contains stocks of small companies with market capitalizations generally less than $1.2 billion.

================================================================================
S&P SmallCap 600 Index --
Total Return by Sector

                                                                   as of 6/30/98
                                                                   -------------
Consumer Cyclicals                                                      13.8%
Basic Materials                                                         13.2%
Financial                                                                9.1%
Transportation                                                           6.3%
Health Care                                                              6.2%
Consumer Staples                                                         5.0%
Technology                                                               2.5%
Utilities                                                                2.3%
Capital Goods                                                            1.9%
Energy                                                                 -11.2%
Communication Services                                                 -25.2%

S&P SmallCap 600 Index                                                   6.10%
--------------------------------------------------------------------------------
Source: Prudential.

Performance Review.

The Small Capitalization Stock Portfolio attempts to hold the 600 stocks included in the S&P SmallCap 600 Index and to duplicate its performance. These are stocks of companies with market values of generally less than $1.2 billion. Such stocks are more volatile than the shares of larger, more established companies. Portfolio manager Wai C. Chiang manages the Portfolio by investing funds received while trying to minimize commission and transaction costs.

The Best Sectors. As with larger companies, small-cap firms generally had good returns if they sold products and services that consumers typically buy in a growing economy. Consumer spending is doing well. These consumer cyclicals gained 14% in the half-year. They were followed by basic materials companies with a 13% rise. This differed from the large-cap pattern. Financial companies were the third-highest-performing sector, rising 9%. They were led by multi-line and life/health insurance companies. The process of consolidation in this industry is continuing.

The Worst Sectors. Certain industrial sectors had negative returns for the period: communications services (down 25%) and energy (down 11%). The Asian economic slowdown reduced demand in both these sectors. Capital investment in Asia practically came to a halt, contributing to the poor (2%) return of the capital goods sector.

Outlook

PORTFOLIO MANAGER
Wai C. Chiang

Small Stocks, Bigger Value.

"Small-cap stocks continue to trail large-company returns. When the markets accelerated in January, small caps joined the climb, but they continued to lag the large-cap market and they gave up some gains in the second quarter. As a result, small caps have become less expensive when compared to large firms, even as stocks overall have become more expensive than they have been in the past. Meanwhile, the pace of company earnings growth has been slowing, but it has slowed far less for small companies than for large. Small-cap stocks are a better value because their prices are rising less rapidly than large caps, even though their earnings are growing faster.

"We believe that investors are concerned about the potential impact of the Asian economic slowdown in the U.S. They are willing to pay more for a company's earning power if the company is large, with a diversified market, and is more liquid (has many shares of stock trading). They are paying a premium for short-term considerations. At today's prices, long-term investors will get more earning power for their buck in small caps."

[PHOTO]
PORTFOLIO MANAGER
Wai C. Chiang

================================================================================
S&P SmallCap 600 Index
Composition

                                                                   as of 6/30/98
                                                                   -------------
Consumer Cyclicals                                                      20.3%
Financial                                                               17.8%
Technology                                                              14.2%
Capital Goods                                                           11.4%
Health Care                                                             11.0%
Consumer Staples                                                         8.6%
Basic Materials                                                          5.3%
Utilities                                                                4.5%
Energy                                                                   3.6%
Transportation                                                           3.0%
Communication Services                                                   0.3%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------

Dekalb Genetics                                                          0.8%
First Commercial Corp.                                                   0.7%
Lincare Holdings                                                         0.6%
KN Energy                                                                0.6%
PLATINUM Tech                                                            0.6%
Protective Life Corp.                                                    0.6%
American Bankers Insurance
  Group Inc.                                                             0.6%
Vitesse Semiconductor                                                    0.6%
CCB Financial Corp.                                                      0.6%
Safeskin                                                                 0.6%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Global Portfolio

Performance Summary.

Your Portfolio began 1998 very strongly, returning 19.34% over the first six months and outperforming the Lipper (VIP) Global Average by a significant margin over that period.

Our second-quarter return was 3.71%. We had a strong focus on the top-performing Continental European market, and our stock selection within that market improved our return. We also largely avoided the very poor stock markets in Asia and emerging markets.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through June 30, 1998

                                   Six      One     Three    Five     Since
                                  Months    Year    Years    Years   Inception*
--------------------------------------------------------------------------------
Global Portfolio(1)               19.34%   13.49%   17.39%   16.22%    11.56%
--------------------------------------------------------------------------------
Lipper (VIP) Global Avg.(2)       15.44%   16.47%   18.64%   15.09%    11.97%
--------------------------------------------------------------------------------
Morgan Stanley World Index(3)     16.85%   17.46%   19.73%   16.16%    12.00%
--------------------------------------------------------------------------------
Global Portfolio inception date: 9/19/88.

================================================================================
$10,000 Invested Since Inception*

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/88.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Morgan Stanley Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   DIVERSIFIED STOCK  Specialized
--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

Investment Style

This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

Performance Review.

In the Right Place at the Right Time. Several different kinds of judgment contributed to our above-average, six-month performance.

We were in the right places, primarily Continental Europe, and not much in Asia or emerging markets. We were in the right industries. Our software and telecommunications stocks had strong returns. Our financial companies in Europe are riding a wave of industry consolidation, productivity improvements and new revenue streams from managing investments.

We also picked the right stocks. For example, our Japanese holdings, although a small part of our Portfolio, performed better than the average Japanese stock.

Strategy Session.

Continental Europe Is the Place to Be. In Continental Europe, economic recovery, together with many beneficial changes associated with European monetary union, is creating strong earnings growth. We increased our holdings there, adding to our financial companies.

Financial firms are benefiting from the expanding economy, the low interest rates that were a prerequisite for monetary union and a restructuring of European financial services. They are offering popular new products -- such as bank-managed mutual funds -- and the industry is likely to consolidate.

Communications Are Happening. We're emphasizing communications across the globe, broadening our reach from the U.S. We are adding to our television exposure in anticipation of the introduction of digital broadcasting in the U.K. We're also adding U.S. media companies.

Asia Is Uncertain. We are cautious and continue to underweight Asia, whose problems are being compounded by political inaction in Japan. We focused our Japanese holdings more narrowly on export-oriented industrials and hedged almost all our exposure to changes in the value of the yen.

Outlook

PORTFOLIO MANAGER
Daniel J. Duane

Europe Is the Place to Be.

"Right now, Europe is the epicenter of world economic growth. Even France and Germany, which have been overregulated sluggish giants, are beginning to stir. In the U.S. today, we like the software firms that are benefiting from productivity trends, the health-care firms that are pioneering the restructuring of the industry in the U.S., and retailers -- primarily because they benefit from the long economic expansion and are buffered from the impact of events in Asia.

"We would have liked to see countries in the Pacific follow the U.S. economic model: openness to investment and credit decision-making, allowing free markets to decide how capital is allocated. There is movement in that direction, but Japan is unfortunately resisting the large-scale restructuring that these changes would require. The decline of Southeast Asian labor costs and currency values are creating uncertainties for other emerging markets. We will be very cautious in investing in the Pacific and in emerging markets until the situation clarifies."

PORTFOLIO MANAGERS

[PHOTO]
Daniel J. Duane

[PHOTO]
Ingrid Holm

[PHOTO]
Michelle Picker

================================================================================
Geographic Allocation

                                                                   as of 6/30/98
                                                                   -------------
Continental Europe                                                      41.1%
United States                                                           39.3%
United Kingdom                                                          10.4%
Japan                                                                    4.4%
Australia                                                                1.3%
Cash                                                                     3.5%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------

Vodafone Group                                                           3.0%
Credito Italiano Ord                                                     2.7%
Banco Central
  Hispanoamericano                                                       2.6%
Nokia Corp.                                                              2.5%
SAP AG                                                                   2.3%
Microsoft Corp.                                                          2.3%
Cisco Systems, Inc.                                                      2.2%
Telefonica De Espana                                                     2.1%
Bank of Ireland                                                          2.0%
Safeway Inc.                                                             2.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential Natural Resources Portfolio

Performance Summary.

Your Portfolio declined 4.83% for the six-month period ended June 30. Our return, while disappointing, still was significantly better than the 6.24% loss registered by the Lipper (VIP) Natural Resources Average.

Natural resource stocks have suffered because the Asian economic slowdown has reduced the demand for nearly all commodities. We performed better than our peers primarily because almost 8% of our assets, on average, were invested in Stillwater Mining, which rose sharply during the first half of 1998 due to surging palladium prices.

Sector investing carries higher risks than investments in a broadly diversified portfolio.

================================================================================
Average Annual Returns Through June 30, 1998

                                     Six       One      Three    Five      Ten
                                    Months    Year      Years    Years    Years
--------------------------------------------------------------------------------
Natural Resources Portfolio(1)      -4.83%   -14.60%     6.41%    6.59%    9.83%
--------------------------------------------------------------------------------
Lipper (VIP) Nat. Res. Avg.(2)      -6.24%   -13.35%     3.26%    2.44%    2.59%
--------------------------------------------------------------------------------
S&P 500(3)                          17.72%    30.17%    30.23%   23.06%   18.54%
--------------------------------------------------------------------------------
Natural Resources Portfolio inception date: 5/1/88.

================================================================================
$10,000 Invested Over Ten Years

                              [PLOT POINTS TO COME]

--------------------------------------------------------------------------------
The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges. Source: Prudential. Six month returns not annualized.

(2) The Lipper Variable Insurance Products (VIP) Natural Resources Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

================================================================================

                                   [GRAPHIC]

Low Risk                                                              High Risk
--------                                                              ---------
Fixed Income    Balanced        High Yield Bond   Diversified Stock  SPECIALIZED
--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Investment Style

This Portfolio uses a "contrarian" investment approach to invest in out-of-favor sectors of natural resource markets throughout the world. It hopes to capture growth from companies that discover and develop new natural resources.

Performance Review.

Low on Energy. Natural resource stocks generally had a poor six months because commodity prices were low.

Energy was our largest sector, and prices were depressed by a warm winter in North America as well as by a significant reduction of demand in Asia. Our energy stocks declined in price over the period.

Palladium Was a Bulwark. We had a large investment in Stillwater Mining, which is the world's only non-Russian, non-South African source of platinum and palladium.

Strategy Session.

Energy Means Comfort and Growth. Our largest sector is energy. We think our exploration and production companies are undervalued and that their earnings will grow rapidly when oil and natural gas prices recover. Stock prices reflect the depressed current demand, but economic growth will improve the market.

Cars Need Palladium. Surging palladium demand is being driven by its use in automobile catalytic converters and by increased use in electronics. Without Russia's stockpile, world consumption would be running significantly ahead of supply. In mid-July, it was announced that Russia had used its metal stockpiles to collateralize foreign loans, emphasizing again the insecurity of the world's supply.

Unhedged Gold. Newmont Mining, our third-largest company holding, is a large unhedged gold producer. Most gold companies today hedge their future production, reducing their earnings exposure to future price movements. Gold consumption has long outrun production. We think the current currency crisis in Asia will eventually increase demand for gold as a portable and exchange-rate-free form of wealth. We like Newmont because their earnings will fully benefit when gold prices rise.

Trees. Our third-large industry focus is forest products. Forest product stocks are now low because investors are concerned about the impact of slowing Asian consumption. However, we think that with the introduction of timber real estate investment trusts (which will make public ownership of timberland easier), forest product companies will have more incentive to restructure. Separating increasing returns to shareholders from the pulp and paper operations, which have been poor in recent years.

Outlook

PORTFOLIO MANAGER
Leigh R. Goehring

Diversification Is a Strength.

"Investors should consider natural resource stocks as an asset diversification strategy. In this period of low inflation, most stocks and bonds have done well, while natural resource stocks have fallen to levels not seen since 1985. Investors who add them to their portfolios at these prices should be well served if inflation returns. You only have this protection if you are diversified before prices change.

"Commodity prices have been depressed because slower economies in Asia have reduced demand. Many prices tumbled in 1997. But there isn't as much slack in commodity production as you would expect in these circumstances. Two years from now, when we believe Asian economic growth will have resumed, supplies are likely to be tight. Stock prices tend to anticipate changes in market conditions. I would expect natural resource stocks to begin to rise before the shortages develop."

[PHOTO]
PORTFOLIO MANAGER
Leigh R. Goehring

================================================================================
Portfolio Composition

                                                                   as of 6/30/98
                                                                   -------------
Energy                                                                  43.2%
Precious Metals                                                         32.2%
Forest Products                                                         15.3%
Other Diversified Resources                                              8.1%
Base Metals                                                              0.8%
Cash                                                                     0.4%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings

                                                                   as of 6/30/98
                                                                   -------------
Stillwater Mining Co.                                                    7.6%
Champion International                                                   4.5%
Newmont Mining Corp.                                                     4.0%
Pioneer Natural Resources                                                3.8%
Newfield Exploration                                                     3.8%
Potash Corp.                                                             3.8%
Boise Cascade                                                            3.5%
Alberta Energy Co.                                                       3.5%
Western Gas Resource                                                     3.5%
J. Ray McDermott SA                                                      3.0%
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments (amortized cost
      $864,053,655)............................  $  864,053,655
    Interest receivable........................       3,194,719
                                                 --------------
      Total Assets.............................     867,248,374
                                                 --------------
  LIABILITIES
    Bank overdraft.............................           3,337
    Payable to investment adviser..............         794,951
    Accrued expenses...........................         127,382
                                                 --------------
      Total Liabilities........................         925,670
                                                 --------------
  NET ASSETS...................................  $  866,322,704
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      866,323
      Paid-in capital, in excess of par........     865,456,381
                                                 --------------
    Net assets, June 30, 1998..................  $  866,322,704
                                                 ==============
    Net asset value and redemption price per
      share, 86,632,271 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $   20,668,599
                                                 --------------
  EXPENSES
    Investment advisory fee....................       1,437,134
    Shareholders' reports......................          36,000
    Accounting fees............................          25,000
    Custodian expense..........................          15,000
    Audit fees.................................           4,000
    Directors' fees............................           1,000
    Legal fees.................................             200
    Miscellaneous expenses.....................           1,651
                                                 --------------
      Total Expenses...........................       1,519,985
    Less: Custodian fee credit.................          (5,689)
                                                 --------------
      Net Expenses.............................       1,514,296
                                                 --------------
  NET INVESTMENT INCOME........................      19,154,303
                                                 --------------
  NET REALIZED GAIN ON INVESTMENTS.............             850
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   19,155,153
                                                  =============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     19,154,303     $    35,214,538
    Net realized gain on investments.......................................................                850              13,511
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         19,155,153          35,228,049
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (19,154,303)        (35,214,538)
    Distributions from net realized capital gains..........................................               (850)            (13,511)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (19,155,153)        (35,228,049)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [33,853,475 and 22,888,771 shares, respectively]....................        338,534,746         228,887,710
    Capital stock issued in reinvestment of dividends and distributions [1,915,460 and
     3,522,805 shares, respectively].......................................................         19,154,601          35,228,049
    Capital stock repurchased [(14,882,878) and (27,542,174) shares, respectively].........       (148,828,783)       (275,421,740)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        208,860,564         (11,305,981)
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        208,860,564         (11,305,981)
  NET ASSETS:
    Beginning of period....................................................................        657,462,140         668,768,121
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    866,322,704     $   657,462,140
                                                                                             ==================  ===================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $902,461,737)............................  $  925,924,467
    Cash.......................................             560
    Receivable for capital stock sold..........         722,800
    Interest receivable........................      13,610,682
    Receivable for investments sold............       5,877,330
                                                 --------------
      Total Assets.............................     946,135,839
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,312,541
    Payable to investment adviser..............         899,352
    Payable for capital stock repurchased......         602,000
    Accrued expenses...........................         150,836
                                                 --------------
      Total Liabilities........................       5,964,729
                                                 --------------
  NET ASSETS...................................  $  940,171,110

   Net assets were comprised of:
     Common stock, at $0.01 par value.........  $      833,021
     Paid-in capital, in excess of par........     902,721,012
                                                --------------
                                                   903,554,033
   Undistributed net investment income........      14,748,327
   Accumulated net realized loss on
     investments..............................      (1,593,980)
   Net unrealized appreciation on
     investments..............................      23,462,730
                                                --------------
   Net assets, June 30, 1998..................  $  940,171,110
                                                ==============
   Net asset value and redemption price per
     share, 83,302,103 outstanding shares of
     common stock (authorized 150,000,000
     shares)..................................  $        11.29
                                                ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $   30,725,344
                                                 --------------
  EXPENSES
    Investment advisory fee....................       1,722,772
    Custodian expense..........................          53,000
    Accounting fees............................          50,000
    Shareholders' reports......................          44,000
    Audit fees.................................           5,000
    Directors' fees............................           1,000
    Legal fees.................................             500
    Miscellaneous expenses.....................           2,977
                                                 --------------
      Total Expenses...........................       1,879,249
    Less: custodian fee credit.................          (6,212)
                                                 --------------
      Net Expenses.............................       1,873,037
                                                 --------------
  NET INVESTMENT INCOME........................      28,852,307
                                                 --------------
  NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS
    Net realized loss on:
      Investments..............................        (663,625)
      Futures contracts........................      (1,344,416)
                                                 --------------
                                                     (2,008,041)
                                                 --------------
    Net change in unrealized appreciation on:
      Investments..............................      10,816,129
      Futures contracts........................         463,469
                                                 --------------
                                                     11,279,598
                                                 --------------
  NET GAIN ON INVESTMENTS......................       9,271,557
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $  38,123,864
                                                 =============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     28,852,307     $    53,531,495
    Net realized gain (loss) on investments................................................         (2,008,041)          9,194,921
    Net change in unrealized appreciation (depreciation) on investments....................         11,279,598          (2,230,780)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         38,123,864          60,495,636
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (14,333,139)        (55,359,529)
    Distributions from net realized capital gains..........................................         (2,894,769)         (9,016,752)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (17,227,908)        (64,376,281)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,140,679 and 11,468,488 shares, respectively]....................        135,508,016         127,691,138
    Capital stock issued in reinvestment of dividends and distributions [1,553,549 and
     5,812,573 shares, respectively].......................................................         17,227,908          64,376,281
    Capital stock repurchased [(4,490,984) and (8,269,292) shares, respectively]...........        (50,167,501)        (91,696,624)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        102,568,423         100,370,795
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        123,464,379          96,490,150
  NET ASSETS:
    Beginning of period....................................................................        816,706,731         720,216,581
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    940,171,110     $   816,706,731
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of:...................................   $     14,748,327     $       229,159
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $409,415,059)............................  $  422,163,866
    Cash.......................................             284
    Interest receivable........................       6,852,592
    Receivable for capital stock sold..........          17,604
                                                 --------------
      Total Assets.............................     429,034,346
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         423,438
    Accrued expenses...........................         130,517
                                                 --------------
      Total Liabilities........................         553,955
                                                 --------------
  NET ASSETS...................................  $  428,480,391
                                                 ==============

    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      363,239
      Paid-in capital, in excess of par........     411,966,116
                                                 --------------
                                                    412,329,355
    Undistributed net investment income........       6,186,586
    Accumulated net realized loss on
      investments..............................      (2,784,357)
    Net unrealized appreciation on
      investments..............................      12,748,807
                                                 --------------
    Net assets, June 30, 1998..................  $  428,480,391
                                                 ==============

    Net asset value and redemption price per
      share, 36,323,880 outstanding shares of
      common stock (authorized 70,000,000
      shares)..................................  $        11.80
                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $   13,526,001
                                                 --------------
  EXPENSES
    Investment advisory fee....................         843,547
    Accounting fees............................          49,000
    Custodian expense..........................          38,000
    Shareholders' reports......................          23,000
    Audit fees.................................           3,000
    Directors' fees............................           1,000
    Miscellaneous expenses.....................           1,991
                                                 --------------
                                                        959,538
                                                 --------------
  NET INVESTMENT INCOME........................      12,566,463
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................       4,706,627
      Futures..................................        (296,471)
                                                 --------------
                                                      4,410,156
                                                 --------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................        (519,551)
      Futures contracts........................          73,032
                                                 --------------
                                                       (446,519)
                                                 --------------
  NET GAIN ON INVESTMENTS......................       3,963,637
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   16,530,100
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     12,566,463     $    28,142,312
    Net realized gain on investments.......................................................          4,410,156             722,778
    Net change in unrealized appreciation (depreciation) on investments....................           (446,519)         10,843,416
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         16,530,100          39,708,506
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................         (6,457,130)        (28,098,226)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [996,196 and 550,602 shares, respectively]..........................         11,586,756           6,261,175
    Capital stock issued in reinvestment of dividends and distributions 558,373 and
     2,484,757 shares, respectively].......................................................          6,457,130          28,098,226
    Capital stock repurchased [(2,516,802) and (8,707,219) shares, respectively]...........        (29,279,524)        (98,362,062)
                                                                                             ------------------  -------------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        (11,235,638)        (64,002,661)
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................         (1,162,668)        (52,392,381)
  NET ASSETS:
    Beginning of period....................................................................        429,643,059         482,035,440
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    428,480,391     $   429,643,059
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of....................................   $      6,186,586     $        77,253
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $32,016,405).............................  $   33,320,152
    Cash.......................................             399
    Interest receivable........................              38
                                                 --------------
      Total Assets.............................      33,320,589
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............          39,593
    Accrued expenses...........................          36,686
                                                 --------------
      Total Liabilities........................          76,279
                                                 --------------
  NET ASSETS...................................  $   33,244,310
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       25,885
      Paid-in capital, in excess of par........      30,892,178
                                                 --------------
                                                     30,918,063
    Undistributed net investment income........         490,302
    Accumulated net realized gains on
      investments..............................         532,198
    Net unrealized appreciation on
      investments..............................       1,303,747
                                                 --------------
    Net assets, June 30, 1998..................  $   33,244,310
                                                 ==============
    Net asset value and redemption price per
      share, 2,588,489 outstanding shares of
      common stock (authorized 15,000,000
      shares)..................................  $        12.84
                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    1,104,962
                                                 --------------
  EXPENSES
    Investment advisory fee....................          80,412
    Accounting fees............................          37,000
    Shareholders' reports......................           2,000
    Directors' fees............................           1,500
    Custodian expense..........................           1,000
    Audit......................................             250
    Miscellaneous expenses.....................           1,844
                                                 --------------
      Total expenses...........................         124,006
    Less: custodian fee credit.................             (20)
                                                 --------------
      Net Expenses.............................         123,986
                                                 --------------
  NET INVESTMENT INCOME........................         980,976
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........         532,198
    Net change in unrealized appreciation on
      investments..............................        (279,584)
                                                 --------------
  NET GAIN ON INVESTMENTS......................         252,614
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    1,233,590
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998            1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        980,976     $     1,923,763
    Net realized gain on investments.......................................................            532,198           1,279,141
    Net change in unrealized appreciation on investments...................................           (279,584)           (625,354)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................          1,233,590           2,577,550
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................           (496,918)         (1,925,903)
    Distributions from net realized capital gains..........................................                 --          (1,630,037)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................           (496,918)         (3,555,940)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [29,920 and 1,163,699 shares, respectively].........................            383,000          14,959,000
    Capital stock issued in reinvestment of dividends and distributions 39,125 and 280,836
     shares, respectively].................................................................            496,918           3,555,940
    Capital stock repurchased [(753,910) and (1,634,789) shares, respectively].............         (9,639,000)        (21,009,000)
                                                                                             ------------------  -------------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................         (8,759,082)         (2,494,060)
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................         (8,022,410)         (3,472,450)
  NET ASSETS:
    Beginning of period....................................................................         41,266,720          44,739,170
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $     33,244,310     $    41,266,720
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of:...................................   $        490,302     $         6,244
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $32,129,582).............................  $   35,661,865
    Cash.......................................             350
    Interest receivable........................              80
    Receivable for capital stock sold..........           3,000
                                                 --------------
      Total Assets.............................      35,665,295
                                                 --------------
  LIABILITIES
    Accrued expenses...........................          37,702
    Payable to investment adviser..............          32,665
    Payable for capital stock repurchased......           3,000
                                                 --------------
      Total Liabilities........................          73,367
                                                 --------------
  NET ASSETS...................................  $   35,591,928
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       27,467
      Paid-in capital, in excess of par........      31,572,765
                                                 --------------
                                                     31,600,232
    Undistributed net investment income........         459,413
    Net unrealized appreciation on
      investments..............................       3,532,283
                                                 --------------
    Net assets, June 30, 1998..................  $   35,591,928
                                                 ==============
    Net asset value and redemption price per
      share, 2,746,731 outstanding shares of
      common stock (authorized 15,000,000
      shares)..................................  $        12.96
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $      995,338
                                                 --------------
  EXPENSES
    Investment advisory fee....................          63,274
    Accounting fees............................          38,000
    Shareholders' reports......................           2,000
    Directors' fees............................           1,000
    Custodian expense..........................             500
    Audit Fees.................................             200
    Miscellaneous expenses.....................           1,550
                                                 --------------
      Total Expenses...........................         106,524
    Less: custodian fee credit.................             (38)
                                                 --------------
      Net Expenses.............................         106,486
                                                 --------------
  NET INVESTMENT INCOME........................         888,852
                                                 --------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net change in unrealized appreciation on
      investments..............................         516,194
                                                 --------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    1,405,046
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        888,852     $     1,763,656
    Net realized gain on investments.......................................................                 --             685,044
    Net change in unrealized appreciation on investments...................................            516,194           1,108,451
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................          1,405,046           3,557,151
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (434,142)         (1,819,286)
    Distributions from net realized capital gains..........................................            (38,745)           (646,299)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................           (472,887)         (2,465,585)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [310,901 and 1,232,187 shares, respectively]........................          3,984,000          14,912,002
    Capital stock issued in reinvestment of dividends and distributions [37,190 and 198,605
     shares, respectively].................................................................            472,887           2,465,585
    Capital stock repurchased [(47,451) and (1,091,286) shares, respectively]..............           (608,000)        (13,473,001)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................          3,848,887           3,904,586
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          4,781,046           4,996,152
  NET ASSETS:
    Beginning of period....................................................................         30,810,882          25,814,730
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $     35,591,928     $    30,810,882
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of:...................................   $        459,413     $         4,703
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $4,583,320,291)..........................  $4,832,107,546
    Cash.......................................       3,202,046
    Interest and dividends receivable..........      46,760,098
    Receivable for investments sold............       6,926,846
    Receivable for capital stock sold..........       5,445,317
    Due from broker -- variation margin........         117,141
                                                 --------------
      Total Assets.............................   4,894,558,994
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      13,590,557
    Payable to investment adviser..............       6,704,966
    Payable for capital stock repurchased......       5,396,000
    Accrued expenses...........................         638,774
                                                 --------------
      Total Liabilities........................      26,330,297
                                                 --------------
  NET ASSETS...................................  $4,868,228,697
                                                 ==============
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,067,123
      Paid-in capital, in excess of par........   4,341,599,463
                                                 --------------
                                                  4,344,666,586
    Undistributed net investment income........      51,098,196
    Accumulated net realized gains on
      investments..............................     223,156,007
    Net unrealized appreciation on
      investments..............................     249,307,908
                                                 --------------
    Net assets, June 30, 1998..................  $4,868,228,697
                                                 ==============
    Net asset value and redemption price per
      share, 306,712,286 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        15.87
                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $138,143 foreign
      withholding tax).........................  $    11,211,663
    Interest...................................      104,700,485
                                                 ---------------
                                                     115,912,148
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       13,180,769
    Custodian expense..........................          276,000
    Shareholders' reports......................          257,000
    Accounting fees............................           84,000
    Audit fees.................................           32,000
    Directors' fees............................            1,500
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,727
                                                 ---------------
      Total expenses...........................       13,833,996
    Less: Custodian fee credit.................          (26,737)
                                                 ---------------
      Net Expenses.............................       13,807,259
                                                 ---------------
  NET INVESTMENT INCOME........................      102,104,889
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      227,916,295
      Futures contracts........................       (2,292,852)
                                                 ---------------
                                                     225,623,443
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       44,588,880
      Futures contracts........................        2,295,878
                                                 ---------------
                                                      46,884,758
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      272,508,201
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   374,613,090
                                                 ===============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    102,104,889     $   209,904,550
    Net realized gain on investments.......................................................        225,623,443         525,175,186
    Net change in unrealized appreciation (depreciation) on investments....................         46,884,758        (148,830,270)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        374,613,090         586,249,466
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (51,955,739)       (209,004,256)
    Distributions from net realized capital gains..........................................        (39,410,229)       (518,358,296)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (91,365,968)       (727,362,552)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,390,587 and 4,585,160 shares, respectively]......................         37,094,487          74,015,405
    Capital stock issued in reinvestment of dividends and distributions [5,824,772 and
     47,801,252 shares, respectively]......................................................         91,365,968         727,362,552
    Capital stock repurchased [(18,414,233) and (24,112,955) shares, respectively].........       (287,710,919)       (394,841,365)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........       (159,250,464)        406,536,592
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        123,996,658         265,423,506
  NET ASSETS:
    Beginning of period....................................................................      4,744,232,039       4,478,808,533
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  4,868,228,697     $ 4,744,232,039
                                                                                             ==================  ===================
    (a) Includes undistributed net investment income of:...................................   $     51,098,196     $       949,046
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $5,369,850,955)..........................  $5,769,431,184
    Cash.......................................         143,061
    Interest and dividends receivable..........      38,120,969
    Receivable for investments sold............       7,994,902
    Receivable for capital stock sold..........       4,136,837
                                                 --------------
      Total Assets.............................   5,819,826,953
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      17,318,973
    Payable to investment adviser..............       8,678,720
    Payable for capital stock repurchased......       4,088,061
    Due to broker -- variation margin..........       1,626,609
    Accrued expenses and other liabilities.....         695,465
                                                 --------------
      Total Liabilities........................      32,407,828
                                                 --------------
  NET ASSETS...................................  $5,787,419,125
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,123,731
      Paid-in capital, in excess of par........   4,889,030,923
                                                 --------------
                                                  4,892,154,654
    Undistributed net investment income........      47,300,836
    Accumulated net realized gains on
      investments..............................     442,215,145
    Net unrealized appreciation on
      investments..............................     405,748,490
                                                 --------------
    Net assets, June 30, 1998..................  $5,787,419,125
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 312,373,121 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        18.53
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $460,257 foreign
      withholding tax).........................  $    19,946,557
    Interest...................................       85,706,492
                                                 ---------------
                                                     105,653,049
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       16,885,730
    Shareholders' reports......................          297,000
    Custodian expense..........................          277,000
    Accounting fees............................           80,000
    Audit fees.................................           36,000
    Legal fees.................................            2,000
    Miscellaneous expenses.....................            1,901
    Directors' fees............................            1,000
                                                 ---------------
      Total expenses...........................       17,580,631
    Less: custodian fee credit.................          (45,667)
                                                 ---------------
      Net Expenses.............................       17,534,964
                                                 ---------------
  NET INVESTMENT INCOME........................       88,118,085
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      443,417,766
      Futures..................................        1,427,954
      Short Sales..............................          479,595
                                                 ---------------
                                                     445,325,315
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      (20,841,265)
      Futures..................................        7,730,683
                                                 ---------------
                                                     (13,110,582)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      432,214,733
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   520,332,818
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     88,118,085     $   160,063,955
    Net realized gain on investments.......................................................        445,325,315         867,691,914
    Net change in unrealized appreciation (depreciation) on investments....................        (13,110,582)       (163,603,096)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        520,332,818         864,152,773
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (41,586,113)       (159,343,911)
    Distributions from net realized capital gains..........................................        (85,557,864)       (823,214,223)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (127,143,977)       (982,558,134)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,016,527 and 4,859,580 shares, respectively]......................         40,527,340          92,765,042
    Capital stock issued in reinvestment of dividends and distributions [6,883,851 and
     56,453,647 shares, respectively]......................................................        127,143,977         982,558,134
    Capital stock repurchased [(14,238,318) and (18,791,325) shares, respectively].........       (263,583,127)       (363,698,408)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (95,911,810)        711,624,768
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        297,277,031         593,219,407
  NET ASSETS:
    Beginning of period....................................................................      5,490,142,094       4,896,922,687
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  5,787,419,125     $ 5,490,142,094
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     47,300,836     $       768,864
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $702,712,520)............................  $  701,500,808
    Cash.......................................             744
    Interest and dividends receivable..........      13,520,947
    Receivable for investments sold............       3,378,350
                                                 --------------
      Total Assets.............................     718,400,849
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       7,397,475
    Payable to investment adviser..............         933,014
    Payable for capital stock repurchased......         416,000
    Accrued expenses...........................          51,729
                                                 --------------
      Total Liabilities........................       8,798,218
                                                 --------------
  NET ASSETS...................................  $  709,602,631
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      848,315
      Paid-in capital, in excess of par........     688,558,555
                                                 --------------
                                                    689,406,870
    Undistributed net investment income........      16,657,648
    Accumulated net realized gains on
      investments..............................       4,749,825
    Net unrealized depreciation on
      investments..............................      (1,211,712)
                                                 --------------
    Net assets, June 30, 1998..................  $  709,602,631
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 84,831,473 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $         8.36
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Interest...................................  $    31,100,503
    Dividends..................................        2,352,012
                                                 ---------------
                                                      33,452,515
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,747,496
    Accounting fees............................           54,000
    Shareholders' reports......................           31,000
    Custodian expense..........................           20,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,796
                                                 ---------------
      Total expenses...........................        1,859,292
    Less: Custodian fee credit.................          (45,728)
                                                 ---------------
      Net expenses.............................        1,813,564
                                                 ---------------
  NET INVESTMENT INCOME........................       31,638,951
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       11,140,304
    Net change in unrealized depreciation on
      investments..............................      (12,139,863)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................         (999,559)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    30,639,392
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997

                                                                                             ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     31,638,951     $    47,675,767
    Net realized gain on investments.......................................................         11,140,304          15,354,840
    Net change in unrealized depreciation on investments...................................        (12,139,863)           (144,633)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         30,639,392          62,885,974
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................        (15,716,557)        (47,277,841)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [16,999,360 and 18,324,520 shares, respectively]....................        142,794,481         149,154,244
    Capital stock issued in reinvestment of dividends and distributions [1,877,407 and
     5,847,594 shares, respectively].......................................................         15,716,557          47,277,841
    Capital stock repurchased [(3,864,400) and (9,372,701) shares, respectively]...........        (32,506,320)        (76,232,015)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        126,004,718         120,200,070
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        140,927,553         135,808,203
  NET ASSETS:
    Beginning of period....................................................................        568,675,078         432,866,875
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    709,602,631     $   568,675,078
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     16,657,648     $       735,254
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $1,731,387,405)..........................  $3,102,668,054
    Cash.......................................             859
    Interest and dividends receivable..........       3,014,617
    Receivable for capital stock sold..........       1,436,882
                                                 --------------
      Total Assets.............................   3,107,120,412
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,184,189
    Payable to investment adviser..............       2,579,964
    Payable for capital stock repurchased......       1,224,000
    Due to broker -- variation margin..........         832,375
    Accrued expenses...........................         150,201
                                                 --------------
      Total Liabilities........................       7,970,729
                                                 --------------
  NET ASSETS...................................  $3,099,149,683
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      877,639
      Paid-in capital, in excess of par........   1,684,581,375
                                                 --------------
                                                  1,685,459,014
    Undistributed net investment income........       9,429,015
    Accumulated net realized gains on
      investments..............................      29,502,806
    Net unrealized appreciation on
      investments..............................   1,374,758,848
                                                 --------------
    Net assets, June 30, 1998..................  $3,099,149,683
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 87,763,950 outstanding shares of
      common stock (authorized 125,000,000
      shares)..................................  $        35.31
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $138,801 foreign
      withholding tax).........................  $    19,876,043
    Interest...................................        2,827,009
                                                 ---------------
                                                      22,703,052
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,795,947
    Shareholders' reports......................          133,000
    Accounting fees............................           56,000
    Custodian expense..........................           37,000
    Audit fees.................................           16,000
    Legal fees.................................            1,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            2,231
                                                 ---------------
      Total expenses...........................        5,042,178
    Less: custodian fee credit.................             (888)
                                                 ---------------
      Net Expenses.............................        5,041,290
                                                 ---------------
  NET INVESTMENT INCOME........................       17,661,762
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       20,681,744
      Futures..................................        9,821,940
                                                 ---------------
                                                      30,503,684
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      386,332,864
      Futures..................................        2,969,850
                                                 ---------------
                                                     389,302,714
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      419,806,398
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   437,468,160
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     17,661,762     $    31,459,576
    Net realized gain on investments.......................................................         30,503,684          74,021,385
    Net change in unrealized appreciation on investments...................................        389,302,714         451,562,975
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        437,468,160         557,043,936
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (8,537,009)        (31,155,314)
    Distributions from net realized capital gains..........................................         (6,874,997)        (67,389,823)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (15,412,006)        (98,545,137)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [9,794,048 and 17,248,797 shares, respectively].....................        327,909,302         484,303,403
    Capital stock issued in reinvestment of dividends and distributions [447,618 and
     3,309,920 shares, respectively].......................................................         15,412,006          98,545,137
    Capital stock repurchased [(3,491,113) and (6,144,732) shares, respectively]...........       (114,419,005)       (174,536,420)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        228,902,303         408,312,120
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        650,958,457         866,810,919
  NET ASSETS:
    Beginning of period....................................................................      2,448,191,226       1,581,380,307
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  3,099,149,683     $ 2,448,191,226
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      9,429,015     $       304,262
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $1,848,001,409)..........................  $2,445,164,405
    Cash.......................................         123,793
    Interest and dividends receivable..........       9,663,069
    Receivable for capital stock sold..........       1,517,052
                                                 --------------
      Total Assets.............................   2,456,468,319
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       5,402,491
    Payable to investment adviser..............       2,404,347
    Payable for capital stock repurchased......       1,516,000
    Accrued expenses...........................         112,110
                                                 --------------
      Total Liabilities........................       9,434,948
                                                 --------------
  NET ASSETS...................................  $2,447,033,371
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,016,383
      Paid-in capital, in excess of par........   1,754,154,550
                                                 --------------
                                                  1,755,170,933
    Undistributed net investment income........      15,805,094
    Accumulated net realized gains on
      investments..............................      78,894,348
    Net unrealized appreciation on
      investments..............................     597,162,996
                                                 --------------
    Net assets, June 30, 1998..................  $2,447,033,371
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 101,638,309 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        24.08
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $420,767 foreign
      withholding tax).........................  $    30,105,988
    Interest...................................        2,422,659
                                                 ---------------
                                                      32,528,647
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,471,590
    Shareholders' reports......................          101,000
    Accounting fees............................           42,000
    Custodian expense..........................           39,600
    Audit fees.................................           14,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................            1,726
                                                 ---------------
      Total expenses...........................        4,671,316
    Less: custodian fee credit.................           (2,251)
                                                 ---------------
      Net expenses.............................        4,669,065
                                                 ---------------
  NET INVESTMENT INCOME........................       27,859,582
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       79,184,589
    Net change in unrealized appreciation on
      investments..............................       97,666,784
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      176,851,373
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   204,710,955
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                            ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     27,859,582     $    47,850,376
    Net realized gain on investments.......................................................         79,184,589         209,283,667
    Net change in unrealized appreciation on investments...................................         97,666,784         251,369,014
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        204,710,955         508,503,057
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (16,500,099)        (43,537,704)
    Distributions from net realized capital gains..........................................        (35,718,922)       (179,961,221)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (52,219,021)       (223,498,925)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [12,020,030 and 11,266,195 shares, respectively]....................        286,899,211         253,831,217
    Capital stock issued in reinvestment of dividends and distributions [2,093,730 and
     10,153,692 shares, respectively]......................................................         52,219,021         223,498,925
    Capital stock repurchased [(3,140,644) and (4,416,916) shares, respectively]...........        (74,332,684)        (96,053,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        264,785,548         381,277,142
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        417,277,482         666,281,274
  NET ASSETS:
    Beginning of period....................................................................      2,029,755,889       1,363,474,615
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  2,447,033,371     $ 2,029,755,889
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     15,805,094     $     4,445,611
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $4,800,586,453)..........................  $6,736,998,832
    Cash.......................................             291
    Foreign currency, at value (cost:
      $27,183).................................          27,858
    Interest and dividends receivable..........      16,895,204
    Receivable for investments sold............       5,350,565
    Receivable for capital stock sold..........       1,589,766
                                                 --------------
      Total Assets.............................   6,760,862,516
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      44,822,290
    Payable to investment adviser..............       7,609,259
    Accrued expenses...........................         394,613
    Payable for capital stock repurchased......       1,222,000
                                                 --------------
      Total Liabilities........................      54,048,162
                                                 --------------
  NET ASSETS...................................  $6,706,814,354
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,935,359
      Paid-in capital, in excess of par........   4,154,079,517
                                                 --------------
                                                  4,156,014,876
    Undistributed net investment income........      36,640,590
    Accumulated net realized gains on
      investments..............................     577,729,083
    Net unrealized appreciation on investments
      and foreign currencies...................   1,936,429,805
                                                 --------------
    Net assets, June 30, 1998..................  $6,706,814,354
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 193,535,856 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        34.65
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $1,109,410 foreign
      withholding tax).........................  $    47,424,764
    Interest...................................       29,490,346
                                                 ---------------
                                                      76,915,110
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,492,613
    Shareholders' reports......................          326,000
    Custodian expense..........................           99,000
    Accounting fees............................           42,000
    Audit fees.................................           40,000
    Legal fees.................................            2,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................              703
                                                 ---------------
      Total expenses...........................       15,003,716
    Less: custodian fee credit.................          (15,202)
                                                 ---------------
      Net Expenses.............................       14,988,514
                                                 ---------------
  NET INVESTMENT INCOME........................       61,926,596
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      577,977,000
      Foreign currencies.......................          132,673
                                                 ---------------
                                                     578,109,673
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      109,604,307
      Foreign currencies.......................           31,444
                                                 ---------------
                                                     109,635,751
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      687,745,424
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   749,672,020
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     61,926,596     $   125,326,195
    Net realized gain on investments and foreign currencies................................        578,109,673         320,958,795
    Net change in unrealized appreciation on investments and foreign currencies............        109,635,751         744,788,889
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        749,672,020       1,191,073,879
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (26,337,681)       (127,895,464)
    Distributions from net realized capital gains..........................................        (31,316,873)       (322,171,256)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (57,654,554)       (450,066,720)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [6,995,716 and 12,471,611 shares, respectively].....................        236,724,871         381,942,219
    Capital stock issued in reinvestment of dividends and distributions [1,613,635 and
     14,665,432 shares, respectively]......................................................         57,654,554         450,066,720
    Capital stock repurchased [(8,962,896) and (11,774,942) shares, respectively]..........       (303,562,568)       (363,005,143)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........         (9,183,143)        469,003,796
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        682,834,323       1,210,010,955
  NET ASSETS:
    Beginning of period....................................................................      6,023,980,031       4,813,969,076
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $  6,706,814,354     $ 6,023,980,031
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $     36,640,590     $       919,002
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $648,557,033)............................  $  819,669,498
    Cash.......................................             829
    Receivable for investments sold............       8,327,432
    Receivable for capital stock sold..........       8,053,460
    Interest and dividends receivable..........         325,253
                                                 --------------
      Total Assets.............................     836,376,472
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       8,240,487
    Payable to investment adviser..............       1,088,807
    Payable for capital stock repurchased......         327,000
    Accrued expenses...........................          37,232
                                                 --------------
      Total Liabilities........................       9,693,526
                                                 --------------
  NET ASSETS...................................  $  826,682,946
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      388,425
      Paid-in capital, in excess of par........     632,085,528
                                                 --------------
                                                    632,473,953
    Undistributed net investment income........         305,728
    Accumulated net realized gains on
      investments..............................      22,790,800
    Net unrealized appreciation on
      investments..............................     171,112,465
                                                 --------------
    Net assets, June 30, 1998..................  $  826,682,946
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 38,842,511 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.28
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $39,998 foreign
      withholding tax).........................  $     2,292,891
    Interest...................................          566,199
                                                 ---------------
                                                       2,859,090
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,909,863
    Accounting fees............................           39,000
    Shareholders' reports......................           27,000
    Custodian expense..........................            7,000
    Audit fees.................................            3,000
    Directors' fees............................            1,500
    Legal......................................              150
    Miscellaneous expenses.....................            1,600
                                                 ---------------
      Total expenses...........................        1,989,113
    Less: custodian fee credit.................           (1,807)
                                                 ---------------
      Net Expenses.............................        1,987,306
                                                 ---------------
  NET INVESTMENT INCOME........................          871,784
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       23,315,757
    Net change in unrealized appreciation on
      investments..............................       91,219,968
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      114,535,725
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   115,407,509
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        871,784     $       871,876
    Net realized gain on investments.......................................................         23,315,757          33,000,406
    Net change in unrealized appreciation on investments...................................         91,219,968          54,234,653
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        115,407,509          88,106,935
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (667,836)           (832,883)
    Distributions from net realized capital gains..........................................         (3,383,888)        (27,048,964)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (4,051,724)        (27,881,847)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [13,197,690 and 12,593,772 shares, respectively]....................        265,611,570         218,245,522
    Capital stock issued in reinvestment of dividends and distributions [198,951 and
     1,607,079 shares, respectively].......................................................          4,051,724          27,881,847
    Capital stock repurchased [(2,522,504) and (1,044,246) shares, respectively]...........        (50,273,252)        (17,547,320)
    Initial capitalization [-0- and (1,004,760) shares, respectively]......................                 --         (19,411,166)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................        219,390,042         209,168,883
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        330,745,827         269,393,971
  NET ASSETS:
    Beginning of period....................................................................        495,937,119         226,543,148
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    826,682,946     $   495,937,119
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        305,728     $       101,780
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $290,840,473)............................  $  334,419,004
    Cash.......................................          47,073
    Receivable for investments sold............       1,258,399
    Receivable for capital stock sold..........         193,000
    Interest and dividends receivable..........         148,158
                                                 --------------
      Total Assets.............................     336,065,634
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       1,814,356
    Payable to investment adviser..............         333,847
    Payable for capital stock repurchased......         193,000
    Accrued expenses...........................         101,584
    Due to broker -- variation margin..........           4,000
                                                 --------------
      Total Liabilities........................       2,446,787
                                                 --------------
  NET ASSETS...................................  $  333,618,847
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      200,096
      Paid-in capital, in excess of par........     277,892,355
                                                 --------------
                                                    278,092,451
    Undistributed net investment income........         376,542
    Accumulated net realized gain on
      investments..............................      11,576,371
    Net unrealized appreciation on
      investments..............................      43,573,483
                                                 --------------
    Net assets, June 30, 1998..................  $  333,618,847
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 20,009,633 outstanding shares of
      common stock (authorized 50,000,000
      shares)..................................  $        16.67
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $319 foreign withholding
      tax).....................................  $     1,144,173
    Interest...................................          323,093
                                                 ---------------
                                                       1,467,266
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          627,671
    Accounting fees............................           59,000
    Shareholders' reports......................           16,000
    Custodian expense..........................            5,000
    Audit fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            2,058
                                                 ---------------
      Total expenses...........................          712,729
    Less: custodian fee credit.................           (3,000)
                                                 ---------------
      Net Expenses.............................          709,729
                                                 ---------------
  NET INVESTMENT INCOME........................          757,537
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       11,768,757
      Futures..................................          496,831
                                                 ---------------
                                                      12,265,588
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................        3,514,233
      Futures..................................         (326,425)
                                                 ---------------
                                                       3,187,808
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       15,453,396
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    16,210,933
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        757,537     $     1,507,646
    Net realized gain on investments.......................................................         12,265,588          21,586,971
    Net change in unrealized appreciation on investments...................................          3,187,808          25,139,005
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         16,210,933          48,233,622
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (447,815)         (1,440,826)
    Distributions from net realized capital gains..........................................         (3,443,208)        (19,469,768)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (3,891,023)        (20,910,594)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [2,695,540 and 8,135,914 shares, respectively]......................         45,613,000         128,260,999
    Capital stock issued in reinvestment of dividends and distributions [221,053 and
     1,354,381 shares, respectively].......................................................          3,891,023          20,910,594
    Capital stock repurchased [(1,129,834) and (941,823) shares, respectively].............        (18,515,000)        (15,480,999)
    Initial capitalization repurchased [-0- and (1,049,184) shares, respectively]..........                 --         (18,602,031)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS...................         30,989,023         115,088,563
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         43,308,933         142,411,591
  NET ASSETS:
    Beginning of period....................................................................        290,309,914         147,898,323
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    333,618,847     $   290,309,914
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        376,542     $        66,820
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $504,561,933)............................  $  703,390,521
    Cash.......................................         149,736
    Foreign currency, at value (cost:
      $23,071,925).............................      23,124,672
    Receivable for investments sold............       2,221,131
    Dividends and interest receivable..........       1,436,085
    Forward currency contracts -- amount
      receivable from counterparties...........       1,348,569
    Receivable for capital stock sold..........          54,194
                                                 --------------
      Total Assets.............................     731,724,908
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       2,461,557
    Payable to investment adviser..............       1,342,709
    Accrued expenses and other liabilities.....         312,513
                                                 --------------
      Total Liabilities........................       4,116,779
                                                 --------------
  NET ASSETS...................................  $  727,608,129
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      341,531
      Paid-in capital, in excess of par........     494,849,539
                                                 --------------
                                                    495,191,070
    Undistributed net investment income........       2,191,194
    Accumulated net realized gains on
      investments..............................      29,901,202
    Net unrealized appreciation on investments
      and foreign currencies...................     200,324,663
                                                 --------------
    Net assets, June 30, 1998..................  $  727,608,129
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 34,153,123 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        21.30
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $403,863 foreign
      withholding tax).........................  $     4,771,536
    Interest...................................          411,693
                                                 ---------------
                                                       5,183,229
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,566,167
    Custodian expense..........................          297,000
    Accounting fees............................          118,000
    Shareholders' reports......................           35,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,491
                                                 ---------------
                                                       3,022,658
                                                 ---------------
  NET INVESTMENT INCOME........................        2,160,571
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:...............
      Investments..............................       34,871,734
      Foreign currencies.......................         (700,159)
                                                 ---------------
                                                      34,171,575
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       82,702,869
      Foreign currencies.......................        1,290,552
                                                 ---------------
                                                      83,993,421
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      118,164,996
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   120,325,567
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,160,571     $     3,060,617
    Net realized gain on investments and foreign currencies................................         34,171,575          31,027,057
    Net change in unrealized appreciation on investments and foreign currencies............         83,993,421           5,107,643
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        120,325,567          39,195,317
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (2,231,228)         (4,377,947)
    Distributions in excess of net investment income.......................................                 --          (3,434,778)
    Distributions from net realized capital gains..........................................           (655,550)        (30,337,530)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,886,778)        (38,150,255)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [1,072,294 and 5,853,862 shares, respectively]......................         21,991,306         111,692,563
    Capital stock issued in reinvestment of dividends and distributions [137,167 and
     2,115,902 shares, respectively].......................................................          2,886,778          38,150,255
    Capital stock repurchased [(2,676,303) and (4,869,453) shares, respectively]...........        (53,110,096)        (93,116,567)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (28,232,012)         56,726,251
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         89,206,777          57,771,313
  NET ASSETS:
    Beginning of period....................................................................        638,401,352         580,630,039
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    727,608,129     $   638,401,352
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $      2,191,194     $     3,515,798
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1998
  ASSETS
    Investments, at value (cost:
      $337,154,669)............................  $  300,613,762
    Foreign currency, at value (cost:
      $36,035).................................          36,073
    Interest and dividends receivable..........         469,323
    Receivable for capital stock sold..........           2,000
                                                 --------------
      Total Assets.............................     301,121,158
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         379,628
    Accrued expenses...........................          75,175
    Bank overdraft.............................           8,686
    Payable for capital stock repurchased......           2,000
                                                 --------------
      Total Liabilities........................         465,489
                                                 --------------
  NET ASSETS...................................  $  300,655,669
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      217,523
      Paid-in capital, in excess of par........     336,586,930
                                                 --------------
                                                    336,804,453
    Undistributed net investment income........         325,949
    Accumulated net realized gain on
      investments..............................          66,397
    Net unrealized depreciation on investments
      and foreign currencies...................     (36,541,130)
                                                 --------------
    Net assets, June 30, 1998..................  $  300,655,669
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 21,752,255 outstanding shares of
      common stock (authorized 50,000,000
      shares)..................................  $        13.82
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1998
  INVESTMENT INCOME
    Dividends (net of $101,775 foreign
      withholding tax).........................  $     1,594,714
    Interest...................................          184,625
                                                 ---------------
                                                       1,779,339
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          764,935
    Accounting fees............................           41,000
    Shareholders' reports......................           19,000
    Custodian expense..........................           10,000
    Audit fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            2,354
                                                 ---------------
      Total expenses...........................          840,289
      Less: custodian fee credit...............             (114)
                                                 ---------------
      Net Expenses.............................          840,175
                                                 ---------------
  NET INVESTMENT INCOME........................          939,164
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................          326,832
      Foreign currencies.......................          (59,809)
                                                 ---------------
                                                         267,023
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................      (14,503,079)
      Foreign currencies.......................            1,148
                                                 ---------------
                                                     (14,501,931)
                                                 ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      (14,234,908)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   (13,295,744)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1998      DECEMBER 31, 1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        939,164     $     2,648,464
    Net realized gain on investments and foreign currencies................................            267,023          50,655,442
    Net change in unrealized depreciation on investments and foreign currencies............        (14,501,931)       (100,227,746)
                                                                                             ------------------  -------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        (13,295,744)        (46,923,840)
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,186,713)         (2,203,301)
    Distributions from net realized capital gains..........................................        (16,376,612)        (46,135,203)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (17,563,325)        (48,338,504)
                                                                                             ------------------  -------------------
  CAPITAL STOCK TRANSACTIONS:
    Capital stock sold [158,097 and 1,537,840 shares, respectively]........................          2,320,000          30,041,015
    Capital stock issued in reinvestment of dividends and distributions [1,090,981 and
     3,086,491 shares, respectively].......................................................         17,563,325          48,338,504
    Capital stock repurchased [(2,977,895) and (3,322,673) shares, respectively]...........        (46,320,000)        (63,551,000)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS........        (26,436,675)         14,828,519
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................        (57,295,744)        (80,433,825)
  NET ASSETS:
    Beginning of period....................................................................        357,951,413         438,385,238
                                                                                             ------------------  -------------------
    End of period (a)......................................................................   $    300,655,669     $   357,951,413
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $        325,949     $       633,307
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
BANK NOTES -- 2.9%
  FCC National Bank (a)...........................   5.54%   07/02/98  $  12,000  $   11,999,974
  Key Bank, N.A. (a)..............................   5.54%   01/29/99      3,000       2,999,074
  Key Bank, N.A. (a)..............................   5.65%   01/13/99      1,000       1,000,300
  Key Bank, N.A. (a)..............................   5.52%   03/18/99      9,000       8,996,285
                                                                                  --------------
                                                                                      24,995,633
                                                                                  --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.9%
  First Tennessee, N.A............................   5.55%   07/13/98      8,000       7,999,918
                                                                                  --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 22.0%
  Abn-Amro Bank...................................   5.65%   07/07/98      2,000       1,999,974
  Barclays Bank PLC (a)...........................   5.52%   06/02/99     21,000      20,984,722
  Barclays Bank PLC...............................   5.56%   02/25/99      5,000       4,998,116
  Bayerische Hypo Und Wechsel Bank................   5.68%   03/03/99      3,000       2,999,132
  Bayerische Landesbank Girozentrale (a)..........   5.53%   03/23/99     20,000      19,988,015
  Bayerische Landesbank Girozentrale (a)..........   5.55%   06/30/99     20,000      19,984,044
  Canadian Imperial Bank of Commerce..............   5.55%   02/10/99     15,000      14,995,584
  Canadian Imperial Bank of Commerce..............   5.71%   03/30/99      4,000       3,997,288
  Canadian Imperial Bank of Commerce..............   5.69%   03/10/99      7,000       6,996,540
  Commerzbank.....................................   5.97%   08/17/98     10,000       9,999,631
  Credit Agricole Indosuez........................   5.74%   04/26/99      3,000       2,998,588
  Credit Agricole Indosuez........................   5.95%   10/21/98      5,000       4,999,267
  Credit Communal De Belgique S.A.................   5.58%   08/13/98      5,000       5,000,000
  Deutsche Bank...................................   5.55%   02/25/99     10,000       9,996,859
  Deutsche Bank...................................   5.64%   03/22/99      5,000       4,997,921
  Deutsche Bank...................................   5.66%   03/03/99      5,000       4,998,392
  Rabobank Nederland..............................   5.50%   02/09/99     13,000      12,993,903
  Svenska Handelsbanken A.B.......................   5.59%   09/22/98     18,000      17,999,795
  Swiss Bank Corp.................................   5.74%   06/11/99     20,000      19,989,139
                                                                                  --------------
                                                                                     190,916,910
                                                                                  --------------
COMMERCIAL PAPER -- 52.0%
  American Express Credit Corp....................   5.50%   09/30/98     13,000      12,819,264
  American General Finance Corp...................   5.53%   09/04/98      5,000       4,950,076
  American Honda Finance Corp.....................   5.57%   09/11/98      2,000       1,977,720
  Aon Corp........................................   5.55%   07/14/98      3,000       2,993,987
  Associates Corp. of North America...............   5.52%   09/10/98     10,000       9,891,133
  Associates Corp. of North America...............   5.53%   07/29/98     10,000       9,956,989
  Associates Corp. of North America...............   5.75%   07/15/98      2,000       1,995,528
  Bank of New York Co., Inc.......................   5.53%   07/21/98      7,312       7,289,536
  Barton Capital Corp.............................   5.60%   07/20/98      1,390       1,385,892
  BBL North America, Inc..........................   5.52%   08/14/98      9,000       8,939,280
  Beneficial Corp.................................   5.63%   07/24/98      2,000       1,992,857
  BP America, Inc.................................   5.75%   07/15/98      1,000         997,764
  Carnival Corp...................................   5.55%   07/27/98      4,000       3,983,967
  Centric Capital Corp............................   5.55%   09/28/98      4,000       3,945,117
  Centric Capital Corp............................   5.58%   08/28/98     10,000       9,910,100
  Centric Capital Corp............................   5.63%   07/22/98      3,000       2,990,147
  Centric Capital Corp............................   5.59%   08/14/98      2,000       1,986,335
  Centric Capital Corp............................   5.63%   07/27/98      1,581       1,574,571
  Centric Capital Corp............................   5.70%   07/20/98      5,000       4,984,958
  CIT Group Holdings, Inc.........................   5.56%   08/05/98      3,000       2,983,783
  CIT Group Holdings, Inc.........................   5.57%   08/27/98      6,000       5,947,085
  Coca Cola Enterprises, Inc......................   5.53%   09/24/98     10,000       9,869,431
  Coca Cola Enterprises, Inc......................   5.55%   08/07/98      2,000       1,988,592
  Commercial Credit Co............................   5.52%   08/13/98      8,000       7,947,253
  Commerzbank US Finance, Inc.....................   5.53%   08/26/98      3,000       2,974,193
  Corestates Capital Corp. (a)....................   5.93%   08/28/98      3,000       3,000,000
  Countrywide Home Loan, Inc......................   5.60%   07/28/98      1,000         995,800
  Countrywide Home Loan, Inc......................   5.60%   07/29/98      2,000       1,991,289
  Countrywide Home Loan, Inc......................   5.60%   08/03/98      4,000       3,979,467

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

                       MONEY MARKET PORTFOLIO (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Cregem North America, Inc.......................   5.70%   07/20/98  $   5,277  $    5,261,125
  CXC, Inc........................................   5.60%   08/19/98     10,783      10,700,810
  Dresser Industries, Inc.........................   5.57%   07/28/98      8,583       8,547,144
  Dupont E I De Nemours & Co., Inc................   5.60%   08/13/98      3,000       2,979,933
  Eastman Kodak Co................................   5.56%   09/09/98      3,000       2,967,567
  First Chicago Financial Corp....................   5.52%   08/18/98      2,000       1,985,280
  First Chicago Financial Corp....................   5.53%   09/11/98      2,000       1,977,880
  Ford Motor Credit Corp..........................   5.55%   07/10/98      4,000       3,994,450
  Ford Motor Credit Corp..........................   5.60%   07/23/98      4,000       3,986,311
  Gateway Fuel Corp...............................   5.60%   07/28/98      2,235       2,225,613
  General Electric Capital Corp...................   5.53%   09/03/98     11,000      10,891,858
  General Electric Capital Corp...................   5.62%   07/22/98      3,500       3,488,526
  General Electric Financial Assurance Holdings,
    Inc...........................................   5.53%   09/17/98     20,000      19,760,367
  General Motors Corp.............................   5.58%   07/23/98      9,000       8,969,310
  General Re Corp.................................   5.51%   09/10/98      5,798       5,734,993
  General Signal Corp.............................   5.70%   07/13/98      2,999       2,993,302
  Household Finance Corp..........................   6.00%   07/08/98      4,000       3,995,333
  IBM Credit Corp.................................   5.60%   07/23/98      2,360       2,351,923
  International Lease Finance Corp................   5.75%   07/01/98        925         925,000
  Internationale Nederlanden US Fund..............   5.80%   07/15/98      1,825       1,820,884
  Marsh & McLennan Co., Inc.......................   5.53%   09/24/98     15,049      14,852,506
  Marsh & McLennan Co., Inc.......................   5.60%   07/28/98      1,200       1,194,960
  Mont Blanc Capital Corp.........................   5.60%   08/27/98      3,000       2,973,400
  Monte Rosa Capital Corp.........................   5.63%   08/27/98     18,000      17,839,545
  Morgan (J.P.) & Co., Inc........................   5.52%   09/10/98      8,000       7,912,907
  Morgan (J.P.) & Co., Inc........................   5.55%   07/17/98      2,000       1,995,067
  National Rural Utility Cooperative Finance
    Co............................................   5.60%   07/28/98      1,100       1,095,380
  Nordbanken North America, Inc...................   5.52%   08/04/98      7,000       6,963,507
  Nordbanken North America, Inc...................   5.52%   09/18/98      5,000       4,939,433
  Norwest Corp....................................   5.54%   08/12/98     30,000      29,806,100
  Norwest Financial, Inc..........................   5.52%   08/17/98      2,000       1,985,587
  Old Line Funding Corp...........................   5.60%   07/28/98      3,000       2,987,400
  Old Line Funding Corp...........................   5.60%   08/06/98      7,000       6,960,800
  Old Line Funding Corp...........................   5.70%   07/27/98     10,100      10,058,422
  Petrofina Delaware, Inc.........................   5.55%   08/14/98      9,868       9,801,062
  Petrofina Delaware, Inc.........................   5.60%   07/21/98      2,200       2,193,156
  SAFECO Corp.....................................   5.54%   09/14/98     17,000      16,803,792
  Salomon Smith Barney Holdings, Inc..............   5.53%   09/17/98     12,000      11,856,220
  Salomon Smith Barney Holdings, Inc..............   5.55%   08/24/98      6,000       5,950,050
  Societe Generale North America, Inc.............   5.55%   08/24/98      7,718       7,653,748
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.62%   08/24/98      1,000         991,570
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.66%   08/27/98      2,000       1,982,077
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.90%   07/14/98        600         598,722
  Thunder Bay Funding, Inc........................   5.70%   07/09/98      6,000       5,992,400
  Thunder Bay Funding, Inc........................   5.80%   07/15/98      2,320       2,314,767
  Thunder Bay Funding, Inc........................   5.80%   07/17/98        724         722,134
  Triple A-One Funding Corp.......................   5.70%   07/23/98      1,065       1,061,290
  Variable Funding Capital Corp...................   5.85%   07/09/98      4,132       4,126,628
  Windmill Funding Corp...........................   5.60%   07/27/98      2,504       2,493,873
  Windmill Funding Corp...........................   5.60%   07/28/98      5,754       5,729,833
  Windmill Funding Corp...........................   5.62%   08/28/98     10,000       9,909,455
  Wood Street Funding Corp........................   5.60%   08/28/98      5,000       4,954,889
  Wood Street Funding Corp........................   5.75%   07/29/98      2,100       2,090,608
                                                                                  --------------
                                                                                     450,591,011
                                                                                  --------------
LOAN PARTICIPATIONS -- 0.5%
  Halliburton Co..................................   5.75%   07/30/98      4,037       4,037,000
                                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 21.4%
  Abbey National Treasury Services PLC............   5.50%   02/05/99      3,000       2,998,603
  Abbey National Treasury Services PLC............   5.72%   06/11/99     14,000      13,989,863
  Chase Manhattan Corp. (a).......................   5.66%   10/15/98      4,000       4,000,456
  Chrysler Financial Corp. (a)....................   5.64%   03/11/99     15,000      15,001,501
  First National Bank of Chicago (a)..............   5.84%   11/09/98      5,000       5,003,712
  General Motors Acceptance Corp. (a).............   5.57%   09/21/98      4,000       3,998,983
  General Motors Acceptance Corp. (a).............   5.70%   02/02/99     10,000       9,998,281
  Goldman Sachs Group L.P. (a)....................   5.62%   07/01/99     30,000      30,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

JUNE 30, 1998 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------

  Liquid Asset Backed Security Trust 1997-7 (a)...   5.66%   12/22/98  $   8,552  $    8,551,918
  Liquid Asset Backed Security Trust 1998-1 (a)...   5.66%   02/26/99      5,971       5,970,563
  Merrill Lynch & Co., Inc. (a)...................   5.62%   10/08/98     16,000      15,999,575
  Morgan (J.P.) & Co., Inc. (a)...................   5.61%   04/05/99      1,000         999,728
  Morgan Stanley, Dean Witter, Discover & Co.
    (a)...........................................   5.85%   10/26/98      4,000       4,000,000
  Morgan Stanley, Dean Witter, Discover & Co.
    (a)...........................................   5.86%   11/16/98      5,000       5,000,000
  Morgan Stanley, Dean Witter, Discover & Co.
    (a)...........................................   5.86%   11/16/98      2,000       2,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.65%   08/28/98     16,000      16,000,000
  Restructured Asset Securities Enhanced Return
    (a)...........................................   5.69%   03/31/99      2,000       2,000,000
  Short Term Repackaged Asset Trust 1997-A (a)....   5.68%   12/15/98      8,000       8,000,000
  SMM Trust Notes 1997-X (a)......................   5.66%   12/14/98      9,000       9,000,000
  Strategic Money Market Trust 1997-A (a).........   5.69%   12/16/98     23,000      23,000,000
                                                                                  --------------
                                                                                     185,513,183
                                                                                  --------------
TOTAL INVESTMENTS -- 99.7%
  (amortized cost $864,053,655; (b))............................................     864,053,655
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...................................       2,269,049
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $  866,322,704
                                                                                  --------------
                                                                                  --------------

The following abbreviations are used in portfolio descriptions:
  AG    Aktiengesellschaft (German Stock Company)
  PLC   Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 was as follows:

Commercial Banks                                   39.7%
Asset Backed Securities                            14.9%
Security Brokers & Dealers                          8.6%
Bank Holding Company U.S.                           7.4%
Motor Vehicle Parts                                 5.5%
Short-Term Business Credit                          5.1%
Personal Credit                                     4.9%
Fire & Marine Casualty Insurance                    2.6%
Insurance                                           1.9%
Finance Lessors                                     1.5%
Crude Petroleum & Natural Gas                       1.5%
Beverages                                           1.4%
General Industrial Machinery                        1.0%
Mortgage Bankers                                    0.8%
Electrical Services                                 0.6%
Construction                                        0.5%
Water Transport                                     0.5%
Accidental/Health Insurance                         0.3%
Office Machines                                     0.3%
Photographic Equipment                              0.3%
Plastic                                             0.3%
Equipment Rental & Leasing                          0.1%
                                            ------------
                                                   99.7%
Other assets in excess of liabilities               0.3%
                                            ------------
                                                  100.0%
                                            ------------
                                            ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.2%                                                       PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                        RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.5%
  Boeing Co. .....................................      Aa3        8.75%   08/15/21  $   6,250  $    7,940,812
  Raytheon Co.....................................      Baa1       5.95%   03/15/01      6,500       6,474,000
                                                                                                --------------
                                                                                                    14,414,812
                                                                                                --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.......................................      Ba1        8.50%   03/15/06        600         612,900
                                                                                                --------------
AIRLINES -- 2.9%
  Delta Air Lines, Inc., M.T.N....................      Baa3       7.79%   12/01/98      1,000       1,007,730
  Delta Air Lines, Inc............................      Baa3      9.875%   05/15/00      6,000       6,395,160
  United Airlines, Inc............................      Baa3       9.75%   08/15/21      3,500       4,556,475
  United Airlines, Inc............................      Baa3      10.67%   05/01/04      7,000       8,363,320
  United Airlines, Inc............................      Baa3      11.21%   05/01/14      5,000       6,945,900
                                                                                                --------------
                                                                                                    27,268,585
                                                                                                --------------
ASSET-BACKED SECURITIES -- 1.4%
  Advanta Mortgage Loan Trust, Series 1994-3 .....      Aaa        8.49%   01/25/26      8,500       8,901,094
  California Infrastructure PG&E, Series 1997-1...      Aaa        6.32%   09/25/05      4,000       4,059,375
                                                                                                --------------
                                                                                                    12,960,469
                                                                                                --------------
AUTO - CARS & TRUCKS -- 0.9%
  Navistar International Corp.....................      Ba1        7.00%   02/01/03      3,500       3,508,750
  Navistar International Corp.....................      Ba3        8.00%   02/01/08      4,500       4,522,500
                                                                                                --------------
                                                                                                     8,031,250
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 5.0%
  Banco de Commercio Exterior de Columbia, SA,
    M.T.N., (Colombia) ...........................      Baa3      8.625%   06/02/00      2,000       2,030,000
  Banco Ganadero, SA, M.T.N., (Colombia)..........      Baa3       9.75%   08/26/99      4,100       4,161,500
  Capital One Bank................................      Baa3       7.08%   10/30/01      5,000       5,107,700
  Chase Manhattan Corp............................       A1        8.00%   06/15/99      2,000       2,039,180
  Chemical Bank...................................      Aa3       6.625%   08/15/05      2,000       2,030,820
  Compass Trust Bank..............................       A3        8.23%   01/15/27      4,500       4,837,500
  Kansallis-Osake Pankki, (Finland)...............       A3        8.65%   01/01/49      5,000       5,127,200
  Kansallis-Osake Pankki, (Finland)...............       A3       10.00%   05/01/02      5,000       5,637,450
  National Australia Bank, (Australia)............       A1        6.40%   12/10/07      3,700       3,813,701
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%   03/29/49      5,000       5,175,000
  Svenska Handelsbank, (Sweden)...................       A1       7.125%   03/29/49      3,500       3,570,000
  Union Planters Corp. ...........................      Baa1       8.20%   12/15/26      2,900       3,122,227
                                                                                                --------------
                                                                                                    46,652,278
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 3.5%
  Cable & Wireless Communications PLC (United
    Kingdom)......................................      Baa1      6.375%   03/06/03      3,900       3,909,750
  Cable & Wireless Communications PLC (United
    Kingdom)......................................      Baa1      6.625%   03/06/05      2,100       2,113,125
  Rogers Cablesystems, Inc., (Canada) ............      Ba3       10.00%   03/15/05      4,000       4,440,000
  Tele-Communications, Inc........................      Baa3       6.34%   02/01/02      3,500       3,487,085
  Tele-Communications, Inc........................      Baa3      6.375%   09/15/99      2,750       2,762,622
  Tele-Communications, Inc........................      Baa3      10.125%  04/15/22      6,300       8,725,248
  Videotron Holdings, PLC, Zero Coupon (until
    7/1/99) (United Kingdom)......................      Baa3      11.125%  07/01/04      8,000       7,860,160
                                                                                                --------------
                                                                                                    33,297,990
                                                                                                --------------
COMPUTER SOFTWARE & SERVICES -- 1.2%
  Computer Associates International, Inc..........      Baa1      6.375%   04/15/05     11,000      10,890,000
                                                                                                --------------
CONTAINERS -- 1.8%
  Owens-Illinois, Inc.............................      Ba1        7.80%   05/15/18     12,000      12,307,320
  Owens-Illinois, Inc.............................      Ba1        7.50%   05/15/10      5,000       5,069,850
                                                                                                --------------
                                                                                                    17,377,170
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCT -- 1.1%
  Philip Morris Cos., Inc.........................       A2        6.15%   03/15/10     10,000       9,987,500
                                                                                                --------------
DRUGS & MEDICAL SUPPLIES -- 0.4%
  Mallinckrodt, Inc...............................      Baa2       6.30%   03/15/11      3,500       3,495,625
                                                                                                --------------
FINANCIAL SERVICES -- 11.9%
  Advanta Corp., M.T.N............................       B2        7.25%   08/16/99     10,000       9,880,700
  Aristar, Inc....................................       A3        5.75%   07/15/98      2,000       1,996,080
  Aristar, Inc....................................      Baa1       7.50%   07/01/99      2,000       2,029,340
  Arkwright Corp..................................      Baa3      9.625%   08/15/26      5,000       5,831,250
  Calair Capital Corp.............................      Ba2       8.125%   04/01/08      3,000       2,992,500
  Chrysler Financial Corp.........................       A2        9.50%   12/15/99      5,000       5,240,600
  Conseco, Inc....................................      Baa3       6.40%   06/15/01     10,000       9,975,000
  Conseco, Inc....................................      Ba2        8.70%   11/15/26      1,600       1,798,752
  Conseco, Inc....................................      Ba2       8.796%   04/01/27     10,500      11,896,290
  ContiFinancial Corp.............................      Ba1        7.50%   03/15/02     14,000      13,993,280
  ContiFinancial Corp.............................      Ba1       8.125%   04/01/08      3,300       3,340,293
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       7.00%   06/15/00      9,000       9,135,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       8.75%   12/15/99      3,000       3,120,000
  Ford Motor Credit Co............................       A1        5.75%   01/25/01  $   4,000  $    3,973,920
  General Motors Acceptance Corp..................       A2        8.40%   10/15/99      3,700       3,807,633
  Nationwide CSN Trust............................       A1       9.875%   02/15/25      5,000       6,087,500
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................       B3        9.75%   04/15/01      5,750       5,117,500
  Reliastar Financial Corp........................       A3       6.625%   09/15/03      5,000       5,057,500
  US West Capital Funding Inc.....................       A3       6.875%   07/15/28      6,500       6,503,250
                                                                                                --------------
                                                                                                   111,776,388
                                                                                                --------------
FOOD & BEVERAGE -- 0.3%
  Whitman Corp....................................      Baa2       7.50%   08/15/01      3,000       3,098,610
                                                                                                --------------
FOREST PRODUCTS -- 1.2%
  Fort James Corp.................................      Baa3      6.234%   03/15/11      5,000       4,993,750
  Westvaco Corp...................................       A1        9.75%   06/15/20      5,000       6,756,250
                                                                                                --------------
                                                                                                    11,750,000
                                                                                                --------------
HOUSING RELATED -- 1.1%
  American Standard Cos. Inc......................      Ba3       7.375%   04/15/05      5,000       4,968,750
  Owens Corning...................................      Baa3       7.50%   05/01/05      5,000       5,100,000
                                                                                                --------------
                                                                                                    10,068,750
                                                                                                --------------
INDUSTRIAL -- 0.3%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%   12/08/03      3,000       2,887,500
                                                                                                --------------
INVESTMENT BANKERS -- 8.1%
  Lehman Brothers Holdings, Inc., M.T.N...........      Baa1       6.40%   08/30/00     23,250      23,380,897
  Merrill Lynch, Pierce, Fenner & Smith, Inc......      Aa3       5.838%   06/24/03     15,000      14,985,000
  Morgan Stanley, Dean Witter, Discover & Co......       A1        6.09%   03/09/11      6,500       6,508,450
  Salomon Inc.....................................       A2        6.25%   10/01/99      8,000       8,027,280
  Salomon Inc.....................................       A2        6.65%   07/15/01      7,000       7,091,140
  Salomon, Inc....................................       A2        6.50%   03/01/00     10,000      10,076,000
  Salomon, Inc., M.T.N............................       A2        6.59%   02/21/01      3,500       3,548,510
  Salomon, Inc....................................       A2        7.25%   05/01/01      2,250       2,313,833
                                                                                                --------------
                                                                                                    75,931,110
                                                                                                --------------
LEISURE & TOURISM -- 1.4%
  Royal Caribbean Cruises Ltd.....................      Baa3       7.00%   10/15/07      8,000       8,192,480
  Royal Caribbean Cruises Ltd.....................      Baa3       7.25%   08/15/06      5,000       5,202,900
                                                                                                --------------
                                                                                                    13,395,380
                                                                                                --------------
LODGING -- 1.4%
  ITT Corp........................................      Ba1        6.25%   11/15/00      7,000       6,822,200
  ITT Corp........................................      Baa2       6.75%   11/15/03      7,000       6,769,700
                                                                                                --------------
                                                                                                    13,591,900
                                                                                                --------------
MEDIA -- 8.2%
  CBS Corp........................................      Ba1        7.15%   05/20/05      9,400       9,400,000
  News America Holding, Inc.......................      Baa3      6.703%   05/21/34     36,000      36,315,000
  Paramount Communications, Inc...................      Ba2        7.50%   01/15/02      5,000       5,135,050
  Time Warner, Inc................................      Baa3       8.11%   08/15/06      7,800       8,598,408
  Turner Broadcasting System, Inc.................      Baa3       7.40%   02/01/04     13,500      14,111,280
  Viacom, Inc.....................................      Ba2        7.75%   06/01/05      3,050       3,249,623
                                                                                                --------------
                                                                                                    76,809,361
                                                                                                --------------
OIL & GAS -- 1.9%
  B.J. Services Co................................      Baa2       7.00%   02/01/06      5,000       5,145,000
  Occidental Petroleum Corp.......................      Baa2      10.125%  11/15/01      5,000       5,568,900
  Occidental Petroleum Corp.......................      Baa2      11.125%  08/01/10      5,000       6,787,700
                                                                                                --------------
                                                                                                    17,501,600
                                                                                                --------------
OIL & GAS SERVICES -- 3.5%
  K N Energy, Inc.................................      Baa2       6.30%   03/01/21     15,000      15,024,900
  R&B Falcon Corp.................................      Ba1        6.50%   04/15/03      6,500       6,432,400
  R&B Falcon Corp.................................      Ba1        6.75%   04/15/05      6,100       6,031,253
  R&B Falcon Corp.................................      Ba1       7.375%   04/15/18      5,750       5,799,393
                                                                                                --------------
                                                                                                    33,287,946
                                                                                                --------------
RAILROADS -- 0.6%
  Norfolk Southern Corp...........................      Baa1       7.80%   05/15/27      5,000       5,725,000
                                                                                                --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
  ERP Operating L.P...............................       A3        6.63%   04/13/15      6,500       6,532,500
  Felcor Suite Hotels, Inc. ......................      Ba1       7.625%   10/01/07      7,900       7,861,843
                                                                                                --------------
                                                                                                    14,394,343
                                                                                                --------------
RESTAURANTS -- 1.1%
  Darden Restaurants, Inc.........................      Baa1      7.125%   02/01/16     10,000      10,051,300
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
RETAIL -- 3.9%
  Federated Department Stores, Inc................      Baa2      8.125%   10/15/02  $   5,250  $    5,608,050
  Federated Department Stores, Inc................      Baa2       8.50%   06/15/03     10,200      11,118,000
  Federated Department Stores, Inc................      Baa2      10.00%   02/15/01      3,000       3,267,000
  Kroger Co., (The)...............................      Baa3      6.375%   03/01/08      6,600       6,554,724
  Meyer, (Fred) Inc...............................      Ba2        7.15%   03/01/03      1,500       1,507,395
  Meyer, (Fred) Inc...............................      Ba2       7.375%   03/01/05      5,000       5,012,250
  Rite Aid Corp...................................      Baa1       6.70%   12/15/01      4,000       4,060,000
                                                                                                --------------
                                                                                                    37,127,419
                                                                                                --------------
SUPRANATIONAL -- 0.1%
  International Bank for Reconstruction and
    Development ..................................      Aaa       12.375%  10/15/02        750         932,760
                                                                                                --------------
TELECOMMUNICATIONS -- 0.8%
  Qwest Communications International Inc..........      Ba1        Zero    10/15/07     10,500       7,875,000
                                                                                                --------------
UTILITIES -- 3.6%
  Arkla, Inc., M.T.N. ............................      Baa1       9.32%   12/18/00      2,000       2,132,360
  Commonwealth Edison Co. ........................      Baa3      7.625%   01/15/07      7,525       7,999,301
  El Paso Electric Company .......................      Ba2        9.40%   05/01/11      4,000       4,554,360
  Niagara Mohawk Power ...........................      Ba1       6.875%   04/01/03      4,000       4,070,360
  Niagara Mohawk Power ...........................      Ba1       7.375%   08/01/03      8,000       8,340,480
  Niagara Mohawk Power ...........................      Ba1        8.00%   06/01/04      5,000       5,351,500
  Pennsylvania Power & Light Co. .................       A3       9.375%   07/01/21      1,150       1,276,282
                                                                                                --------------
                                                                                                    33,724,643
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 21.4%
  Federal Farm Credit Bank........................                 8.65%   10/01/99        150         155,274
  Resolution Funding Corp.........................                8.125%   10/15/19        700         893,921
  Resolution Funding Corp.........................                 Zero    10/15/15     17,100       6,252,273
  Resolution Funding Corp.........................                8.625%   01/15/21        200         267,250
  United States Treasury Bond.....................                8.125%   08/15/19     15,300      19,746,486
  United States Treasury Bond.....................                 5.50%   05/31/00     20,000      19,996,800
  United States Treasury Note.....................                 5.50%   02/29/00      6,100       6,098,109
  United States Treasury Note.....................                 5.50%   02/15/08         25          24,984
  United States Treasury Note.....................                5.625%   05/15/08     31,600      32,029,444
  United States Treasury Note.....................                6.125%   11/15/27     87,725      94,002,601
  United States Treasury Note.....................                 6.50%   05/15/05      5,600       5,910,632
  United States Treasury Note.....................                 7.25%   05/15/04      2,200       2,387,000
  United States Treasury Note.....................                7.125%   09/30/99      3,500       3,566,710
  United States Treasury Note.....................                 7.50%   02/15/05      4,100       4,538,167
  United States Treasury Strip....................                 Zero    02/15/19     17,000       5,254,190
                                                                                                --------------
                                                                                                   201,123,841
                                                                                                --------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 1.0%
                                                                           10/01/16
                                                                              -
  Federal National Mortgage Association...........                 9.00%   09/01/21        450         477,767
                                                                           05/20/02
                                                                              -
  Government National Mortgage Association........                 7.50%   02/15/26      8,953       9,204,270
                                                                                                --------------
                                                                                                     9,682,037
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 2.1%
  City Of Moscow, (Russia) .......................      Ba2        9.50%   05/31/00      2,000       1,680,000
  City Of Moscow, (Russia)........................      Ba2        9.50%   05/31/00      1,000         840,000
  City of St. Petersburg, (Russia) ...............       NR        9.50%   06/18/02      5,200       4,160,000
  Republic of Panama, (Panama) ...................      Ba1       7.875%   02/13/02      8,000       7,840,000
  Rio De Janeiro, (Brazil) .......................       B1       10.375%  07/12/99      5,000       5,000,000
                                                                                                --------------
                                                                                                    19,520,000
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $871,780,737).........................................................................     895,243,467
                                                                                                --------------

SHORT-TERM INVESTMENT -- 3.3%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $30,681,000; Note 5)....................                5.715%   07/01/98     30,681      30,681,000
                                                                                                --------------
TOTAL INVESTMENTS -- 98.5%
  (cost $902,461,737; Note 6).................................................................     925,924,467
                                                                                                --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.................................................      14,246,643
                                                                                                --------------
NET ASSETS -- 100.0%..........................................................................  $  940,171,110
                                                                                                --------------
                                                                                                --------------

The following abbreviations are used in portfolio descriptions:
M.T.N.  Medium Term Note
    SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
        Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

                          GOVERNMENT INCOME PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.4%                                         PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
ASSET-BACKED SECURITIES -- 2.4%
  Equicon Home Equity.............................  7.850%   03/18/14  $     173  $      173,366
  Team Financing Corp.............................  7.350%   05/15/03     10,000      10,353,100
                                                                                  --------------
                                                                                      10,526,466
                                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
  Westpac Securitisation Trust, Ser. 1998-1G......  5.805%   07/19/29      7,000       6,995,625
                                                                                  --------------
CORPORATE -- 1.9%
  Merck & Co., Inc................................  5.760%   05/03/37      8,000       8,293,440
                                                                                  --------------
MORTGAGE PASS-THROUGHS -- 32.8%
  Federal Home Loan Mortgage Corp., ARM...........  7.707%   06/01/25      5,449       5,545,580
                                                             04/08/07
                                                                -
  Federal National Mortgage Association...........   Zero    10/08/09     43,480      24,134,346
  Federal National Mortgage Association...........  6.060%   05/21/03     30,000      30,075,000
  Federal National Mortgage Association...........  6.560%   08/27/04     25,000      25,386,750
                                                             02/01/02
                                                                -
  Federal National Mortgage Association...........  7.500%   10/01/12     19,357      19,863,472
                                                             03/01/22
                                                                -
  Federal National Mortgage Association...........  8.000%   05/01/26      1,484       1,537,340
                                                             02/01/25
                                                                -
  Federal National Mortgage Association...........  9.000%   04/01/25      7,813       8,265,567
                                                             12/15/25
                                                                -
  Government National Mortgage Association........  7.500%   02/15/26     16,861      17,342,202
                                                             09/15/23
                                                                -
  Government National Mortgage Association........  8.000%   12/15/24      7,952       8,242,669
                                                                                  --------------
                                                                                     140,392,926
                                                                                  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 56.6%
  Federal Farm Credit Bank........................  5.900%   01/10/05      5,000       5,032,800
  Israel AID......................................   Zero    03/15/06     18,272      11,827,100
  Israel AID......................................   Zero    08/15/09     20,000      10,550,000
  Resolution Funding Corp.........................  8.125%   10/15/19      4,200       5,363,526
  Small Business Administration Participation
    Certificates..................................  7.200%   10/01/16     18,841      19,849,308
  Small Business Administration Participation
    Certificates..................................  6.850%   07/01/17      4,897       5,075,946
  Small Business Administration Participation
    Certificates..................................  7.150%   01/01/17     18,754      19,672,987
  United States Treasury Bonds....................  8.125%   08/15/19     61,100      78,856,882
  United States Treasury Bonds....................  8.125%   08/15/21      4,000       5,213,760
  United States Treasury Bonds....................  11.750%  02/15/10     37,000      49,360,220
  United States Treasury Notes....................  7.750%   12/31/99     25,000      25,789,000
  United States Treasury Notes....................  5.500%   02/15/08      3,000       2,998,110
  United States Treasury Notes....................  5.625%   05/15/08      3,000       3,040,770
                                                                                  --------------
                                                                                     242,630,409
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $396,090,105)...........................................................     408,838,866
                                                                                  --------------

SHORT-TERM INVESTMENTS -- 3.1%
REPURCHASE AGREEMENT -- 0.8%
  Joint Repurchase Agreement Account (Note 5).....  5.715%   07/01/98      3,325       3,325,000
                                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%
  Main Place Funding .............................  5.858%   07/17/98     10,000      10,000,000
                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $13,324,954)............................................................      13,325,000
                                                                                  --------------
TOTAL INVESTMENTS -- 98.5%
  (cost $409,415,059; Note 6)...................................................     422,163,866
                                                                                  --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%...................................       6,316,525
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $  428,480,391
                                                                                  --------------
                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B7

                        ZERO COUPON BOND 2000 PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.5%                                         PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association...........   Zero    01/24/02  $   7,777  $    6,363,763
  Federal National Mortgage Association...........   Zero    07/24/02      4,527       3,605,348
  United States Treasury Bond.....................   Zero    11/15/00     22,980      20,195,284
  United States Treasury Bond.....................   Zero    02/15/02      3,550       2,915,757
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $31,776,405)............................................................      33,080,152
                                                                                  --------------

SHORT-TERM INVESTMENT -- 0.7%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $240,000; Note 5).......................  5.715%   07/01/98        240         240,000
                                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $32,016,405; Note 6)....................................................      33,320,152
                                                                                  --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).................................         (75,842)
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $   33,244,310
                                                                                  --------------
                                                                                  --------------

                        ZERO COUPON BOND 2005 PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 98.8%                      INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association...........   Zero    01/24/05  $   1,400  $      966,434
  Federal National Mortgage Association...........   Zero    01/24/06      2,320       1,506,538
  Financing Corp..................................   Zero    03/07/04      3,350       2,429,889
  Financing Corp..................................   Zero    08/08/07      2,070       1,218,733
  Resolution Funding Corp.........................   Zero    07/15/07      4,350       2,628,923
  United States Treasury Bond.....................   Zero    11/15/04      7,600       5,353,516
  United States Treasury Bond.....................   Zero    05/15/05     16,400      11,235,312
  United States Treasury Bond.....................   Zero    11/15/05      2,000       1,334,880
  United States Treasury Bond.....................   Zero    02/15/06      7,000       4,597,740
  United States Treasury Bond.....................   Zero    05/15/06      6,000       3,885,900
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $31,625,582)............................................................      35,157,865
                                                                                  --------------

SHORT-TERM INVESTMENT -- 1.4%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $504,000; Note 5).......................  5.715%   07/01/98        504         504,000
                                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $32,129,582; Note 6)....................................................      35,661,865
                                                                                  --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).................................         (69,937)
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $   35,591,928
                                                                                  --------------
                                                                                  --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B8

                        CONSERVATIVE BALANCED PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.4%                                    PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 57.4%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AEROSPACE -- 0.4%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  21,400  $   21,314,400
                                                                             --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1           2,875       2,936,813
                                                                             --------------
AIRLINES -- 3.6%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,743,800
    10.375%, 02/01/11 (c).........................      Baa3         37,905      50,018,680
  United Airlines, Inc.,
    5.908%, 03/02/04..............................      Aa2           7,812       7,780,721
    9.75%, 08/15/21...............................      Baa3          8,125      10,577,531
    10.67%, 05/01/04..............................      Baa3         46,665      55,753,475
    11.21%, 05/01/14..............................      Baa3         18,433      25,606,755
                                                                             --------------
                                                                                175,480,962
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.7%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,521,450
    6.17%, 03/25/03...............................      Aaa           6,000       6,041,280
    6.28%, 09/25/05...............................      Aaa           7,000       7,101,920
  Standard Credit Card Master
    Trust, 5.95%, 10/07/04 (c)....................      Aaa           4,650       4,639,816
  Team Financing Corp.,
    7.35%, 05/15/03...............................      Aa2          11,000      11,388,410
                                                                             --------------
                                                                                 34,692,876
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 4.3%
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,308,000
  Bankers Trust New York Corp.,
    5.754%, 08/06/00..............................       A2           7,500       7,473,750
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,478,250
    7.08%, 10/30/01...............................      Baa3         35,100      35,856,054
    7.35%, 06/20/00...............................      Baa3          8,100       8,267,751
    8.125%, 03/01/00..............................      Baa3         13,150      13,534,637
  Chemical Banking,
    5.891%, 02/28/00..............................      Aa3           4,000       4,017,600
  Citicorp,
    5.748%, 08/13/01..............................      Aa3           3,000       3,005,400
  First Chicago NBD Corp.,
    5.788%, 09/23/02..............................       A1           8,000       7,964,000
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49 (c)...........................       A3          10,000      10,254,400
  Merita Bank Ltd.,
    7.50%, 12/29/49...............................       NR          15,000      15,561,600
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,400       8,658,132
  Nationsbank Corp.,
    5.858%, 06/19/02..............................       A1           5,000       5,028,300
  Okobank, (Finland),
    7.238%, 09/29/49 (c)..........................       A3          18,750      18,328,125
    7.325%, 10/29/49..............................       A3           9,000       9,081,000
    7.70%, 10/29/49...............................       A3           3,500       3,531,500

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (c)...........................      Aa3       $  17,400  $   17,740,342
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,200,000
                                                                             --------------
                                                                                211,288,841
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.3%
  Cable & Wire Communications, Inc.,
    6.375%, 03/06/03..............................      Baa1          8,400       8,421,000
    6.625%, 03/06/05..............................      Baa1          4,600       4,628,750
  Continental Cablevision,
    Inc., 8.50%, 09/15/01.........................      Ba2           5,545       5,889,455
  Tele-Communications, Inc.,
    6.34%, 02/01/02...............................      Baa3         12,000      11,955,720
    6.375%, 09/15/99..............................      Baa3          8,000       8,036,720
    7.375%, 02/15/00..............................      Ba1          40,700      41,556,735
    8.25%, 01/15/03...............................      Baa3          2,000       2,160,360
    9.25%, 04/15/02...............................      Baa3          9,500      10,472,040
    9.875%, 06/15/22..............................      Baa3         12,900      17,504,010
                                                                             --------------
                                                                                110,624,790
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.7%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         23,000      22,770,000
    6.50%, 04/15/08...............................      Baa1         11,700      11,551,878
                                                                             --------------
                                                                                 34,321,878
                                                                             --------------
CONSULTING -- 1.0%
  Comdisco, Inc., M.T.N.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.11%, 08/04/99...............................      Baa1         12,500      12,533,375
    6.375%, 11/30/01..............................      Baa1         21,500      21,591,160
                                                                             --------------
                                                                                 46,593,285
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,700,650
                                                                             --------------
CONTAINERS -- 0.9%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          30,000      30,291,000
    7.50%, 05/15/10...............................      Ba1             800         811,176
    7.80%, 05/15/18...............................      Ba1          12,000      12,307,320
                                                                             --------------
                                                                                 43,409,496
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCT -- 0.1%
  National Australia,
    6.40%, 12/10/07...............................                    5,600       5,772,088
                                                                             --------------
DRUGS & MEDICAL SUPPLIES -- 0.2%
  Mallinckrodt, Inc.,
    6.30%, 03/15/01...............................      Baa2         11,500      11,485,625
                                                                             --------------
FINANCIAL SERVICES -- 14.3%
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000      14,561,700
    7.25%, 08/16/99...............................       B2           3,000       2,964,210
    7.50%, 08/28/00...............................      Ba2          35,000      33,813,150
  Arkwright Corp.,,
    9.625%, 08/15/26..............................      Baa3          8,000       9,330,000
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         35,500      35,587,330
  Avco Financial Services,
    5.739%, 11/17/99..............................       A2           3,500       3,496,150
  Bear Stearns & Co,
    6.50%, 07/05/00...............................       A2          20,000      20,180,400

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B9

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------

  Central Hispano Financial Services,
    6.219%, 04/28/05..............................       A3       $  10,000  $   10,040,000
  Conseco, Inc.,
    6.80%, 06/15/05 (c)...........................      Baa3         13,000      12,951,250
    8.70%, 11/15/26...............................      Ba2          29,813      33,515,809
    8.796%, 04/01/27..............................      Ba2           9,400      10,650,012
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1          34,000      33,983,680
    8.375%, 08/15/03..............................      Ba1          16,085      16,657,465
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,424,707
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         11,200      11,256,000
    6.95%, 03/01/04...............................      Baa2         17,500      17,740,625
    7.00%, 06/15/00...............................      Baa2         23,000      23,345,000
    7.50%, 06/15/03...............................      Baa3          5,000       5,297,500
    8.75%, 12/15/99...............................      Baa2          5,000       5,200,000
  Ford Motor Credit Co.,
    5.813%, 02/13/03..............................       A1           4,000       3,999,040
  General Motors Acceptance Corp., M.T.N.,
    5.95%, 04/20/01...............................       A2          30,300      30,224,250
  Lehman Brothers Holdings, Inc.,
    5.988%, 09/03/02..............................      Baa1          4,000       3,992,360
    6.33%, 08/01/00...............................      Baa1         30,000      30,166,200
    6.40%, 08/30/00...............................      Baa1         79,000      79,444,770
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,940
    6.89%, 10/10/00...............................      Baa1         10,545      10,729,221
    7.125%, 07/15/02..............................      Baa1         16,000      16,516,320
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,224,425
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    5.838%, 06/24/03..............................      Aa3           4,000       3,996,000
  Morgan Stanley Dean Witter & Co., M.T.N.,
    5.89%, 03/20/00...............................       A1          20,000      19,986,000
    5.941%, 02/13/01..............................       A1           2,000       2,000,000
    6.09%, 03/09/01...............................       A1          21,000      21,027,300
  PaineWebber Group, Inc.,
    7.015%, 02/10/04..............................      Baa1          6,000       6,250,080
    7.625%, 10/15/08..............................      Baa1          5,000       5,418,400
  PT Alatief Freeport Financial Co., Sr. Notes
    (Netherlands),
    9.75%, 04/15/01...............................       B3           8,950       7,965,500
  Salomon, Inc.,
    6.50%, 03/01/00 (c)...........................       A2          38,500      38,792,600
    6.59%, 02/21/01...............................       A2           9,750       9,885,135
    6.75%, 02/15/03...............................      Baa1          5,000       5,100,350
    7.25%, 05/01/01...............................       A2           8,625       8,869,691
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,016,200
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          36,454      36,444,440
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         12,000      12,919,560
  US West Capital Corp.,
    6.875%, 07/15/28..............................       A3          12,700      12,706,350
                                                                             --------------
                                                                                695,726,120
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
FOREST PRODUCTS -- 0.4%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3      $  17,500  $   17,478,125
                                                                             --------------
INDUSTRIAL -- 1.8%
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,315,000
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,494,375
    7.70%, 06/15/28...............................      Baa1          5,000       5,052,700
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          50,000      49,941,500
    6.50%, 05/15/03...............................      Baa1         20,000      19,955,400
                                                                             --------------
                                                                                 86,758,975
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          23,703      23,100,944
    6.75%, 11/15/03...............................      Baa2         21,500      20,792,650
                                                                             --------------
                                                                                 43,893,594
                                                                             --------------
MEDIA -- 1.5%
  CBS Corp.,
    7.15%, 05/20/05...............................      Ba1           9,100       9,100,000
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,598,539
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,564,285
    8.11%, 08/15/06...............................      Baa3          1,500       1,653,540
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          27,975      29,805,964
                                                                             --------------
                                                                                 74,722,328
                                                                             --------------
MISCELLANEOUS -- 0.3%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba1          10,000       9,961,600
    7.60%, 06/01/08...............................      Ba1           6,100       6,072,977
                                                                             --------------
                                                                                 16,034,577
                                                                             --------------
OIL & GAS SERVICES -- 3.5%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,116,000
  KN Energy, Inc.,
    6.30%, 03/01/01...............................      Baa2         27,550      27,595,733
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1          37,050      36,664,680
    6.75%, 04/15/05...............................      Ba1          34,000      33,616,820
  Vastar Resources,
    6.00%, 04/20/10...............................      Baa1         10,000       9,996,000
  Williams Companies, Inc.,
    5.95%, 02/15/00...............................      Baa2         37,000      36,863,100
    5.95%, 02/15/10...............................                   22,000      21,918,600
                                                                             --------------
                                                                                170,770,933
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 2.3%
  ERP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,988,000
    6.625%, 02/15/05..............................      Bbb1         17,938      17,950,557
    6.63%, 04/13/15...............................       A3          22,400      22,512,000
  Felcor Suite Hotels, Inc.,
    7.625%, 10/01/07..............................      Ba1           8,000       7,961,360
  First Industrial, L.P.,
    6.50%, 04/05/11...............................      Baa2          9,000       9,011,250
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,443,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Simon Debartolo Group, Inc.,
    6.75%, 07/15/04...............................      Baa1      $   8,000  $    7,990,640
    6.75%, 06/15/05...............................      Baa1         17,500      17,390,625
    6.875%, 10/27/05..............................      Baa1         14,858      14,827,987
                                                                             --------------
                                                                                111,076,169
                                                                             --------------
RETAIL -- 3.6%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 (c)..........................      Baa2         41,030      43,828,246
    8.50%, 06/15/03...............................      Baa2         32,400      35,316,000
    10.00%, 02/15/01..............................      Baa2         54,037      58,846,293
  Fred Meyer, Inc.,
    7.15%, 03/01/03...............................      Ba2          30,000      30,147,900
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,075,000
                                                                             --------------
                                                                                173,213,439
                                                                             --------------
TELECOMMUNICATIONS -- 1.2%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Baa1         22,550      23,389,537
    7.50%, 03/01/06...............................      Baa1         25,000      26,649,500
    7.60%, 04/01/09...............................      Baa1          6,250       6,762,313
                                                                             --------------
                                                                                 56,801,350
                                                                             --------------
TOBACCO -- 1.3%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          40,000      39,950,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          6,900       7,195,804
    9.25%, 08/15/13...............................      Baa3         13,571      14,638,495
                                                                             --------------
                                                                                 61,784,299
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa3            500         517,860
                                                                             --------------
UTILITIES -- 1.1%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,537,880
    7.625%, 01/15/07..............................      Baa3         16,000      17,008,480
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1          4,000       4,074,840
    6.875%, 12/15/07..............................      Baa1          4,550       4,671,986
  Hydro-Quebec, (Canada),
    5.813%, 09/29/49..............................       A+           4,000       3,540,000
  Niagara Mohawk Power,
    7.375%, 08/01/03..............................      Ba1          10,000      10,425,600
                                                                             --------------
                                                                                 54,258,786
                                                                             --------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 10.4%
  United States Treasury Bonds,
    5.50%, 05/31/03...............................                   11,100      11,101,776
    8.00%, 11/15/21...............................                   97,700     125,941,162

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.375%, 02/15/01..............................                $  11,200  $   11,161,472
    5.50%, 01/31/03...............................                   14,000      13,989,080
    5.50%, 02/15/08...............................                    6,600       6,595,842
    5.625%, 05/15/08..............................                   55,125      55,874,149
    5.75%, 04/30/03...............................                   27,680      27,871,584
    5.875%, 02/15/04..............................                   20,200      20,572,488
    6.125%, 11/15/27..............................                  153,350     164,323,726
    6.50%, 05/31/01...............................                   43,400      44,511,908
    6.50%, 05/15/05...............................                   15,900      16,781,973
    7.875%, 11/15/04..............................                    6,500       7,300,280
                                                                             --------------
                                                                                506,025,440
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 0.5%
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      13,860,000
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR           9,000       7,200,000
  Republic of Panama,
    6.75%, 05/14/02...............................      Ba1             923         900,023
  United Mexican States,
    7.002%, 06/27/02..............................      Ba2           1,000         976,000
                                                                             --------------
                                                                                 22,936,023
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,749,284,969)....................................................   2,792,619,722
                                                                             --------------

                                                                                 VALUE
COMMON STOCKS -- 36.3%                                           SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 0.7%
  Aeroquip-Vickers, Inc.....................................          4,400         256,850
  AlliedSignal, Inc.........................................         88,300       3,918,312
  Boeing Co.................................................        156,500       6,974,031
  GenCorp, Inc..............................................        100,000       2,525,000
  General Dynamics Corp.....................................         19,700         916,050
  Goodrich (B.F.) Co........................................         11,300         560,762
  Litton Industries, Inc. (c)...............................         78,900       4,655,100
  Lockheed Martin Corp......................................         30,400       3,218,600
  Northrop Grumman Corp.....................................         10,500       1,082,812
  Parker-Hannifin Corp......................................         43,925       1,674,641
  Raytheon Co. (Class "B" Stock)............................         38,300       2,264,487
  United Technologies Corp..................................         36,500       3,376,250
                                                                             --------------
                                                                                 31,422,895
                                                                             --------------
AIRLINES -- 0.6%
  AMR Corp. (a).............................................        186,200      15,501,150
  Delta Air Lines, Inc......................................         11,700       1,512,225
  Southwest Airlines Co.....................................         34,600       1,025,025
  US Airways Group, Inc. (a)................................        129,200      10,239,100
                                                                             --------------
                                                                                 28,277,500
                                                                             --------------
APPAREL -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a).............         73,800       2,449,237
  Nike, Inc. (Class "B" Stock)..............................         45,500       2,215,281
  Phillips-Van Heusen Corp..................................         96,300       1,420,425
  Reebok International Ltd. (a).............................          8,800         243,650
                                                                             --------------
                                                                                  6,328,593
                                                                             --------------
AUTOS - CARS & TRUCKS -- 1.1%
  Chrysler Corp.............................................        249,400      14,059,925
  Cummins Engine Co., Inc...................................          6,000         307,500
  Dana Corp.................................................         16,400         877,400
  Echlin, Inc...............................................          9,900         485,719
  Ford Motor Co.............................................        283,500      16,726,500
  General Motors Corp.......................................        221,800      14,819,012

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
        `
  Genuine Parts Co..........................................         28,000  $      967,750
  Johnson Controls, Inc.....................................         13,200         754,875
  Mascotech, Inc............................................         96,000       2,304,000
  Midas, Inc................................................         22,500         452,812
  Navistar International Corp. (a)..........................         11,300         326,287
  PACCAR, Inc...............................................         12,200         637,450
  Titan International, Inc..................................        102,950       1,750,150
  TRW, Inc..................................................         19,300       1,054,262
                                                                             --------------
                                                                                 55,523,642
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.5%
  Ahmanson (H.F.) & Co......................................         17,100       1,214,100
  Banc One Corp.............................................        109,900       6,133,794
  Bank of New York Co., Inc.................................         59,000       3,580,562
  BankAmerica Corp..........................................        108,600       9,387,112
  BankBoston Corp...........................................         45,600       2,536,500
  Bankers Trust Corp........................................         15,300       1,775,756
  BB&T Corp.................................................         22,300       1,508,037
  Chase Manhattan Corp......................................        132,000       9,966,000
  Citicorp..................................................         71,500      10,671,375
  Comerica, Inc.............................................         24,700       1,636,375
  First Chicago NBD Corp....................................         45,600       4,041,300
  First Union Corp..........................................        151,500       8,824,875
  Fleet Financial Group, Inc................................         42,700       3,565,450
  Golden West Financial Corp................................          8,900         946,181
  Huntington Bancshares, Inc................................         30,000       1,005,000
  KeyCorp...................................................         68,800       2,451,000
  Mellon Bank Corp..........................................         39,900       2,778,037
  Mercantile Bancorporation, Inc............................         20,500       1,032,687
  Morgan (J.P.) & Co., Inc..................................         27,800       3,256,075
  National City Corp........................................         51,400       3,649,400
  NationsBank Corp..........................................        147,275      11,266,537
  Northern Trust Corp.......................................         17,500       1,334,375
  Norwest Corp..............................................        118,300       4,421,462
  PNC Bank Corp.............................................         47,800       2,572,237
  Providian Financial Corp..................................         14,900       1,170,581
  Republic New York Corp....................................         17,100       1,076,231
  Summit Bancorp............................................         27,600       1,311,000
  Suntrust Banks, Inc.......................................         33,000       2,683,312
  Synovus Financial Corp....................................         41,150         977,312
  U.S. Bancorp..............................................        115,300       4,957,900
  Wachovia Corp.............................................         32,300       2,729,350
  Wells Fargo & Co..........................................         13,600       5,018,400
                                                                             --------------
                                                                                119,478,313
                                                                             --------------
BUSINESS SERVICES
  Equifax, Inc..............................................         23,500         853,344
  Omnicom Group, Inc........................................         25,400       1,266,825
                                                                             --------------
                                                                                  2,120,169
                                                                             --------------
CHEMICALS -- 0.9%
  Air Products & Chemicals, Inc.............................         36,900       1,476,000
  Dow Chemical Co...........................................         35,500       3,432,406
  Du Pont (E.I.) de Nemours & Co............................        177,200      13,223,550
  Eastman Chemical Co.......................................         12,300         765,675
  Ferro Corp................................................        137,100       3,470,344
  FMC Corp. (a).............................................          5,400         368,212
  Hercules, Inc.............................................         15,100         620,987
  Millennium Chemicals, Inc.................................        148,927       5,044,902
  Monsanto Co...............................................         92,900       5,190,787
  Engelhard Corp............................................         22,600         457,650
  Grace (W.R.) & Co.........................................         11,600         197,925
  Great Lakes Chemical Corp.................................          9,400         370,712
  Morton International, Inc.................................         20,400         510,000
  Praxair, Inc..............................................         24,700       1,156,269
  Raychem Corp..............................................         13,300         393,181

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Nalco Chemical Co.........................................         10,400  $      365,300
  OM Group, Inc.............................................         64,400       2,656,500
  Rohm & Haas Co............................................          9,600         997,800
  Sigma-Aldrich Corp........................................         15,700         551,462
  Union Carbide Corp........................................         19,300       1,030,137
                                                                             --------------
                                                                                 42,279,799
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a).........................................        126,900       2,649,037
  Deluxe Corp...............................................         12,700         454,819
  Moore Corp. Ltd...........................................         13,900         184,175
                                                                             --------------
                                                                                  3,288,031
                                                                             --------------
COMPUTER SERVICES -- 1.4%
  3Com Corp. (a)............................................         55,500       1,703,156
  Adobe Systems, Inc........................................         10,800         458,325
  Autodesk, Inc.............................................          7,300         281,962
  Automatic Data Processing, Inc............................         46,800       3,410,550
  Bay Networks, Inc. (a)....................................         34,400       1,109,400
  Cabletron Systems, Inc. (a)...............................         24,800         333,250
  Ceridian Corp. (a)........................................         11,300         663,875
  Computer Associates International, Inc....................         85,500       4,750,594
  Computer Sciences Corp. (a)...............................         24,400       1,561,600
  EMC Corp. (a).............................................         77,700       3,481,931
  First Data Corp...........................................         67,000       2,231,937
  Microsoft Corp. (a).......................................        381,300      41,323,387
  Novell, Inc. (a)..........................................         55,000         701,250
  Oracle Corp. (a)..........................................        154,100       3,785,081
  Parametric Technology Corp. (a)...........................         40,200       1,090,425
  Silicon Graphics, Inc. (a)................................         29,400         356,475
                                                                             --------------
                                                                                 67,243,198
                                                                             --------------
COMPUTERS -- 1.3%
  Apple Computer, Inc. (a)..................................         20,800         596,700
  Cisco Systems, Inc. (a)...................................        159,400      14,674,762
  Compaq Computer Corp......................................        258,789       7,343,138
  Data General Corp. (a)....................................          7,600         113,525
  Dell Computer Corp. (a)...................................        102,200       9,485,437
  Gateway 2000, Inc. (a)....................................         24,300       1,230,187
  Hewlett-Packard Co........................................        162,900       9,753,637
  International Business Machines Corp......................        152,300      17,485,944
  Seagate Technology, Inc. (a)..............................         37,900         902,494
  Sun Microsystems, Inc. (a)................................         59,100       2,567,156
                                                                             --------------
                                                                                 64,152,980
                                                                             --------------
CONSTRUCTION -- 0.3%
  Centex Corp...............................................          9,300         351,075
  Fluor Corp................................................         13,100         668,100
  Foster Wheeler Corp.......................................          6,400         137,200
  Oakwood Homes Corp........................................        141,600       4,248,000
  Owens Corning.............................................          8,400         342,825
  Pulte Corp................................................          6,600         197,175
  Standard Pacific Corp.....................................        156,600       3,229,875
  Webb (Del E.) Corp........................................        142,600       3,698,687
                                                                             --------------
                                                                                 12,872,937
                                                                             --------------
CONTAINERS -- 0.1%
  Ball Corp.................................................          4,700         188,881
  Bemis Co., Inc............................................          8,300         339,262
  Crown Cork & Seal Co., Inc................................         20,100         954,750
  Owens-Illinois, Inc. (a)..................................         82,500       3,691,875
  Sealed Air Corp. (a)......................................         12,900         474,075
  Stone Container Corp. (a).................................         15,600         243,750
                                                                             --------------
                                                                                  5,892,593
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          8,900  $      258,100
  Avon Products, Inc........................................         20,700       1,604,250
  Colgate-Palmolive Co......................................         46,300       4,074,400
  Gillette Co...............................................        175,400       9,942,987
  International Flavors & Fragrances, Inc...................         17,100         742,781
  Procter & Gamble Co.......................................        210,200      19,141,337
                                                                             --------------
                                                                                 35,763,855
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         16,100         865,375
  Pitney Bowes, Inc.........................................         42,800       2,059,750
  Unisys Corp. (a)..........................................         39,100       1,104,575
  Xerox Corp................................................         51,000       5,182,875
                                                                             --------------
                                                                                  9,212,575
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp............................................         25,400       1,600,200
  Fortune Brands, Inc.......................................         26,900       1,033,969
  General Electric Capital Corp.............................        512,500      46,637,500
                                                                             --------------
                                                                                 49,271,669
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 3.2%
  Abbott Laboratories.......................................        239,600       9,793,650
  Allergan, Inc.............................................         10,200         473,025
  ALZA Corp. (a)............................................         13,400         579,550
  American Home Products Corp...............................        203,500      10,531,125
  Amgen, Inc. (a)...........................................         41,200       2,693,450
  Bard (C.R.), Inc..........................................          8,900         338,756
  Bausch & Lomb, Inc........................................          8,700         436,087
  Baxter International, Inc.................................         43,900       2,362,369
  Becton, Dickinson & Co....................................         19,100       1,482,637
  Biomet, Inc...............................................         17,500         578,594
  Boston Scientific Corp. (a)...............................         30,500       2,184,562
  Bristol-Myers Squibb Co...................................        155,700      17,895,769
  Cardinal Health, Inc......................................         17,200       1,612,500
  Guidant Corp..............................................         23,600       1,682,975
  Johnson & Johnson.........................................        210,600      15,531,750
  Lilly (Eli) & Co..........................................        173,700      11,475,056
  Mallinckrodt, Inc.........................................         11,400         338,437
  Medtronic, Inc............................................         73,400       4,679,250
  Merck & Co., Inc..........................................        187,700      25,104,875
  Pfizer, Inc...............................................        202,500      22,009,219
  Pharmacia & Upjohn, Inc...................................         79,500       3,666,937
  Schering-Plough Corp......................................        114,700      10,509,387
  St. Jude Medical, Inc. (a)................................         14,400         530,100
  United States Surgical Corp...............................         11,900         542,937
  Warner-Lambert Co.........................................        127,900       8,873,062
                                                                             --------------
                                                                                155,906,059
                                                                             --------------
ELECTRONICS -- 0.9%
  Advanced Micro Devices, Inc. (a)..........................         22,200         378,787
  AMP Inc...................................................         34,500       1,185,937
  Applied Materials, Inc. (a)...............................         57,300       1,690,350
  Belden, Inc...............................................         68,200       2,088,625
  EG&G, Inc.................................................          7,100         213,000
  Emerson Electric Co.......................................         69,400       4,190,025
  Grainger (W.W.), Inc......................................         15,600         777,075
  Harris Corp...............................................         12,500         558,594
  Honeywell, Inc............................................         19,900       1,662,894
  Intel Corp................................................        256,200      18,990,825
  KLA-Tencor Corp. (a)......................................         13,200         365,475
  LSI Logic Corp. (a).......................................         22,200         511,987
  Micron Technology, Inc. (a)...............................         33,100         821,294

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Motorola, Inc.............................................         93,500  $    4,914,594
  Perkin-Elmer Corp.........................................          7,600         472,625
  Rockwell International Corp...............................         31,500       1,513,969
  Tektronix, Inc............................................          7,900         279,462
  Texas Instruments, Inc....................................         61,100       3,562,894
  Thomas & Betts Corp.......................................          8,600         423,550
                                                                             --------------
                                                                                 44,601,962
                                                                             --------------
ENGINEERING & CONSTRUCTION
  Giant Cement Holdings, Inc. (a)...........................         59,100       1,691,737
                                                                             --------------
ENVIRONMENTAL SERVICES
  Browning-Ferris Industries, Inc...........................         28,800       1,000,800
                                                                             --------------
FINANCIAL SERVICES -- 2.1%
  American Express Co.......................................         72,800       8,299,200
  Associates First Capital Corp.............................         79,327       6,098,263
  Beneficial Corp...........................................          8,300       1,271,456
  Block (H.R.), Inc.........................................         16,400         690,850
  Countrywide Credit Industries, Inc........................         17,000         862,750
  Federal Home Loan Mortgage Corp...........................        108,800       5,120,400
  Federal National Mortgage Association.....................        166,200      10,096,650
  Fifth Third Bancorp.......................................         36,500       2,299,500
  Franklin Resource, Inc....................................         39,600       2,138,400
  Green Tree Financial Corp.................................         21,300         911,906
  Household International, Inc..............................         50,300       2,502,425
  Lehman Brothers Holdings, Inc.............................        190,000      14,736,875
  MBNA Corp.................................................         78,500       2,590,500
  Merrill Lynch & Co., Inc..................................        111,400      10,276,650
  Morgan Stanley Dean Witter & Co...........................        147,690      13,495,174
  Schwab (Charles) Corp.....................................         41,600       1,352,000
  State Street Corp.........................................         25,200       1,751,400
  Sunamerica, Inc...........................................         30,600       1,757,587
  Transamerica Corp.........................................          9,800       1,128,225
  Travelers Group, Inc......................................        230,550      13,977,094
  Washington Mutual, Inc....................................         60,450       2,625,797
                                                                             --------------
                                                                                103,983,102
                                                                             --------------
FOOD & BEVERAGES -- 1.7%
  Anheuser-Busch Companies, Inc.............................         76,700       3,619,281
  Archer-Daniels-Midland Co.................................         89,500       1,734,062
  Bestfoods.................................................         45,100       2,618,619
  Brown-Forman Corp. (Class "B" Stock)......................         10,800         693,900
  Campbell Soup Co..........................................         71,500       3,798,437
  Coca-Cola Co..............................................        387,300      33,114,150
  ConAgra, Inc..............................................         74,500       2,360,719
  Coors (Adolph) Co. (Class "B" Stock)......................          5,800         197,200
  General Mills, Inc........................................         24,800       1,695,700
  Giant Food, Inc. (Class "A" Stock)........................          9,400         404,787
  Heinz (H.J.) & Co.........................................         57,200       3,210,350
  Hershey Foods Corp........................................         22,400       1,545,600
  Kellogg Co................................................         64,400       2,419,025
  PepsiCo, Inc..............................................        237,600       9,786,150
  Pioneer Hi-Bred International, Inc........................         38,300       1,584,662
  Quaker Oats Co............................................         21,700       1,192,144
  Ralston-Ralston Purina Group..............................         16,800       1,962,450
  Sara Lee Corp.............................................         74,100       4,144,969
  Seagram Co., Ltd..........................................         55,800       2,284,312
  Sysco Corp................................................         53,300       1,365,812
  Whitman Corp..............................................        135,000       3,096,562
  Wrigley (William) Jr. Co..................................         18,200       1,783,600
                                                                             --------------
                                                                                 84,612,491
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FOREST PRODUCTS -- 0.5%
  Boise Cascade Corp........................................        145,600  $    4,768,400
  Champion International Corp...............................         96,200       4,731,837
  Fort James Corp...........................................         32,700       1,455,150
  Georgia-Pacific Corp......................................         14,500         854,594
  International Paper Co....................................         47,300       2,033,900
  Louisiana-Pacific Corp....................................        175,400       3,201,050
  Mead Corp.................................................         96,500       3,063,875
  Potlatch Corp.............................................          4,500         189,000
  Temple-Inland, Inc........................................          8,900         479,487
  Union Camp Corp...........................................         10,900         540,912
  Westvaco Corp.............................................         16,000         452,000
  Weyerhaeuser Co...........................................         31,300       1,445,669
  Willamette Industries, Inc................................         70,300       2,249,600
                                                                             --------------
                                                                                 25,465,474
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         13,000         723,125
  Consolidated Natural Gas Co...............................         15,000         883,125
  Peoples Energy Corp.......................................          5,500         212,437
  Sempra Energy (a).........................................         19,699         546,668
  Sonat, Inc................................................         17,200         664,350
  Williams Companies, Inc...................................         64,400       2,173,500
                                                                             --------------
                                                                                  5,203,205
                                                                             --------------
HEALTHCARE -- 0.1%
  Smith (A.O.) Corp.........................................         71,500       3,695,656
                                                                             --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 0.3%
  Columbia/HCA Healthcare Corp..............................        305,200       8,888,950
  Healthsouth Corp. (a).....................................         61,600       1,643,950
  Humana, Inc. (a)..........................................         25,700         801,519
  Manor Care, Inc...........................................         10,000         384,375
  Service Corp. International...............................         39,400       1,689,275
  Shared Medical Systems Corp...............................          4,100         301,094
  Tenet Healthcare Corp. (a)................................         48,000       1,500,000
                                                                             --------------
                                                                                 15,209,163
                                                                             --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Clorox Co.................................................         16,200       1,545,075
  Kimberly-Clark Corp.......................................         87,000       3,991,125
  Leggett & Platt, Inc......................................        116,600       2,915,000
                                                                             --------------
                                                                                  8,451,200
                                                                             --------------
HOUSING RELATED -- 0.4%
  Armstrong World Industries, Inc...........................          6,400         431,200
  Fleetwood Enterprises, Inc................................          5,700         228,000
  Hanson, PLC, ADR, (United Kingdom)........................        305,362       9,256,286
  Kaufman & Broad Home Corp.................................          6,100         193,675
  Lowe's Companies, Inc.....................................         54,800       2,222,825
  Masco Corp................................................         25,900       1,566,950
  Maytag Corp...............................................         14,900         735,687
  Owens Corning.............................................        100,100       4,085,331
  Stanley Works.............................................         14,000         581,875
  Tupperware Corp...........................................          9,600         270,000
  Whirlpool Corp............................................         11,700         804,375
                                                                             --------------
                                                                                 20,376,204
                                                                             --------------
INSURANCE -- 1.6%
  Aetna, Inc................................................         23,300       1,773,712
  Allstate Corp.............................................         67,200       6,153,000
  American General Corp.....................................         39,700       2,826,144
  American International Group, Inc.........................        109,900      16,045,400
  Aon Corp..................................................         26,300       1,847,575
  Berkley (W.R.) Corp.......................................         43,100       1,726,694
  Chubb Corp................................................         26,700       2,146,012
  CIGNA Corp................................................         34,800       2,401,200

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Cincinnati Financial Corp.................................         25,800  $      990,075
  Conseco, Inc..............................................         29,500       1,379,125
  Financial Security Assurance Holdings Ltd.................         34,600       2,032,750
  General Re Corp...........................................         12,300       3,118,050
  Hartford Financial Services Group, Inc....................         18,500       2,115,937
  Jefferson-Pilot Corp......................................         16,600         961,762
  Lincoln National Corp.....................................         16,000       1,462,000
  Loews Corp................................................         47,500       4,138,437
  Marsh & McLennan Companies, Inc...........................         39,900       2,411,456
  MBIA, Inc.................................................         15,300       1,145,587
  MGIC Investment Corp......................................         17,900       1,021,419
  PennCorp Financial Group, Inc.............................         81,600       1,672,800
  Progressive Corp..........................................         11,300       1,593,300
  Provident Companies, Inc..................................         54,300       1,873,350
  Reinsurance Group of America, Inc.........................        117,450       6,944,231
  SAFECO Corp...............................................         22,100       1,004,169
  St. Paul Companies, Inc...................................         36,200       1,522,662
  TIG Holdings, Inc.........................................         86,900       1,998,700
  Torchmark Corp............................................         21,900       1,001,925
  Trenwick Group, Inc.......................................         65,950       2,561,745
  United Healthcare Corp....................................         29,500       1,873,250
  UNUM Corp.................................................         21,700       1,204,350
                                                                             --------------
                                                                                 78,946,817
                                                                             --------------
INTRUMENTS - CONTROLS
  Flowserve Corp............................................         40,186         989,580
  Parker Hannifin Corp......................................         17,400         663,375
                                                                             --------------
                                                                                  1,652,955
                                                                             --------------
LEISURE -- 0.3%
  Brunswick Corp............................................         15,600         386,100
  Disney (Walt) Co..........................................        105,700      11,105,106
  Harrah's Entertainment, Inc. (a)..........................         15,800         367,350
  King World Productions, Inc. (a)..........................         11,500         293,250
  Mirage Resorts, Inc. (a)..................................         28,100         598,881
                                                                             --------------
                                                                                 12,750,687
                                                                             --------------
LODGING
  Hilton Hotels Corp........................................         39,200       1,117,200
  Marriott International, Inc. (Class "A" Stock)............         40,000       1,295,000
                                                                             --------------
                                                                                  2,412,200
                                                                             --------------
MACHINERY -- 0.4%
  Briggs & Stratton Corp....................................          3,900         146,006
  Case Corp.................................................        100,200       4,834,650
  Caterpillar, Inc..........................................         58,300       3,082,612
  Cincinnati Milacron, Inc..................................          6,300         153,169
  Cooper Industries, Inc....................................         19,000       1,043,812
  Deere & Co................................................         39,100       2,067,412
  Dover Corp................................................         34,800       1,191,900
  DT Industries, Inc........................................         36,400         882,700
  Eaton Corp................................................         11,200         870,800
  Global Industrial Technologies, Inc. (a)..................         62,400         897,000
  Harnischfeger Industries, Inc.............................          7,500         212,344
  Ingersoll-Rand Co.........................................         25,900       1,141,219
  McDermott International, Inc..............................          9,500         327,156
  Paxar Corp................................................        233,725       2,687,837
  Snap-On, Inc..............................................          9,500         344,375
  Timken Co.................................................          9,900         305,044
                                                                             --------------
                                                                                 20,188,036
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MANUFACTURING -- 0.2%
  Hussmann International, Inc...............................         67,500  $    1,252,969
  Illinois Tool Works, Inc..................................         39,100       2,607,481
  Tyco International Ltd....................................         89,600       5,644,800
                                                                             --------------
                                                                                  9,505,250
                                                                             --------------
MEDIA -- 1.3%
  CBS Corp..................................................        307,200       9,753,600
  Central Newspapers, Inc. (Class "A" Stock)................         50,800       3,543,300
  Clear Channel Communications, Inc. (a)....................         19,300       2,106,113
  Comcast Corp. (Special Class "A" Stock)...................         54,700       2,220,478
  Donnelley (R.R.) & Sons Co................................         22,800       1,043,100
  Dow Jones & Co., Inc......................................         15,100         841,825
  Dun & Bradstreet Corp.....................................         26,700         964,538
  Eastman Kodak Co..........................................         50,900       3,718,881
  Gannett Co., Inc..........................................         44,400       3,155,175
  HBO & Co..................................................         66,000       2,326,500
  Houghton Mifflin Co.......................................         59,700       1,895,475
  Interpublic Group of Companies, Inc.......................         19,700       1,195,544
  Knight Ridder, Inc........................................         71,600       3,942,475
  Lee Enterprises, Inc......................................         51,700       1,583,313
  McGraw-Hill, Inc..........................................         15,500       1,264,219
  Mediaone Group, Inc.......................................         95,100       4,178,456
  Meredith Corp.............................................          8,300         389,581
  New York Times Co. (Class "A" Stock)......................         15,000       1,188,750
  Tele-Communications, Inc. (Series "A" Stock) (a)..........         79,400       3,051,938
  Time Warner, Inc..........................................         90,600       7,740,638
  Times Mirror Co. (Class "A" Stock)........................         13,900         873,963
  Tribune Co................................................         19,300       1,328,081
  Viacom, Inc. (Class "B" Stock) (a)........................         55,300       3,221,225
                                                                             --------------
                                                                                 61,527,168
                                                                             --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc...................................         30,700         702,263
  Armco, Inc. (a)...........................................         16,900         107,738
  Bethlehem Steel Corp.(a)..................................        225,200       2,800,925
  Inland Steel Industries, Inc..............................          7,700         217,044
  LTV Corp..................................................        208,300       1,991,869
  Material Sciences Corp. (a)...............................         98,500       1,145,063
  National Steel Corp. (Class "B" Stock) (a)................         42,900         509,438
  Nucor Corp................................................         13,800         634,800
  USX-U.S. Steel Group, Inc.................................         68,500       2,260,500
  Worthington Industries, Inc...............................         15,200         228,950
                                                                             --------------
                                                                                 10,598,590
                                                                             --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum Ltd........................................         35,600         983,450
  Aluminum Company of America...............................        186,900      12,323,719
  Cyprus Amax Minerals Co...................................         14,600         193,450
  Inco Ltd..................................................         26,200         356,975
  Reynolds Metals Co........................................         11,600         648,875
                                                                             --------------
                                                                                 14,506,469
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,300         140,175
  Burlington Resources, Inc.................................         27,600       1,188,525
  Homestake Mining Co.......................................         33,100         343,413
  Phelps Dodge Corp.........................................          9,200         526,125
                                                                             --------------
                                                                                  2,198,238
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.4%
  Coltec Industries, Inc....................................         44,400  $      882,450
  Crane Co..................................................          7,200         349,650
  Donaldson Co., Inc........................................        111,000       2,622,375
  Ecolab, Inc...............................................         20,200         626,200
  General Signal Corp.......................................          6,800         244,800
  IDEX Corp.................................................         61,100       2,107,950
  ITT Industries, Inc.......................................         18,500         691,438
  Laidlaw, Inc..............................................         51,500         627,656
  Mark IV Industries, Inc...................................         87,942       1,901,746
  Millipore Corp............................................          6,800         185,300
  NACCO Industries, Inc. (Class "A" Stock)..................          1,300         168,025
  Pall Corp.................................................         19,500         399,750
  PPG Industries, Inc.......................................         27,900       1,940,794
  Textron, Inc..............................................         25,700       1,842,369
  Thermo Electron Corp. (a).................................         24,900         851,269
  Trinity Industries, Inc...................................         53,100       2,203,650
  Wolverine Tube, Inc. (a)..................................         37,600       1,428,800
  York International Corp...................................         27,400       1,193,613
                                                                             --------------
                                                                                 20,267,835
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  American Greetings Corp. (Class "A" Stock)................         11,400         580,688
  Black & Decker Corp.......................................         14,900         908,900
  Corning, Inc..............................................         36,200       1,257,950
  Eastman Kodak Co..........................................         36,500       2,666,781
  Jostens, Inc..............................................          6,100         147,163
  Minnesota Mining & Manufacturing Co.......................         64,000       5,260,000
  Polaroid Corp.............................................          7,000         248,938
  Rubbermaid, Inc...........................................         23,500         779,906
  Unilever N.V., ADR, (United Kingdom)......................        100,300       7,917,431
                                                                             --------------
                                                                                 19,767,757
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         26,700       1,016,269
                                                                             --------------
OIL & GAS -- 2.2%
  Amerada Hess Corp.........................................         14,400         782,100
  Amoco Corp................................................        152,500       6,347,813
  Anadarko Petroleum Corp...................................          9,400         631,563
  Ashland, Inc..............................................         11,800         609,175
  Atlantic Richfield Co.....................................         50,200       3,921,875
  Basin Exploration, Inc. (a)...............................         17,700         311,963
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         90,100       1,802,000
  Chevron Corp..............................................        102,900       8,547,131
  Coastal Corp..............................................         16,600       1,158,888
  Eastern Enterprises.......................................          3,200         137,200
  Enron Oil & Gas Co........................................         49,200         996,300
  Exxon Corp................................................        386,200      27,540,888
  Kerr-McGee Corp...........................................          7,500         434,063
  Mobil Corp................................................        122,800       9,409,550
  Murphy Oil Corp...........................................         28,100       1,424,319
  NICOR, Inc................................................          7,600         304,950
  Noble Affiliates, Inc.....................................         51,700       1,964,600
  Pennzoil Co...............................................          7,400         374,625
  Phillips Petroleum Co.....................................         41,200       1,985,325
  Pioneer Natural Resources Co..............................        340,244       8,123,326
  Royal Dutch Petroleum Co..................................        335,800      18,406,038
  Seagull Energy Corp. (a)..................................         63,700       1,055,031
  Sun Co., Inc..............................................         14,800         574,425
  Texaco, Inc...............................................         85,800       5,121,188
  Union Pacific Resources Group, Inc........................         39,800         698,988

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

JUNE 30, 1998 (UNAUDITED)


                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

  Unocal Corp...............................................         38,600  $    1,379,950
  USX-Marathon Group........................................         45,200       1,550,925
  Western Gas Resources, Inc................................        104,700       1,531,238
                                                                             --------------
                                                                                107,125,437
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.3%
  Elf Aquitaine SA, ADR, (France)...........................        126,900       9,009,900
  Occidental Petroleum Corp.................................         53,100       1,433,700
  Oryx Energy Co. (a).......................................        142,100       3,143,963
                                                                             --------------
                                                                                 13,587,563
                                                                             --------------
OIL & GAS SERVICES -- 0.6%
  Apache Corp...............................................         15,000         472,500
  Baker Hughes, Inc.........................................         26,500         915,906
  Dresser Industries, Inc...................................         27,500       1,211,719
  Enron Corp................................................         51,400       2,778,813
  Halliburton Co............................................         41,000       1,827,063
  Helmerich & Payne, Inc....................................          7,900         175,775
  J. Ray McDermott, SA (a)..................................        166,500       6,909,750
  McDermott International, Inc..............................        299,200      10,303,700
  ONEOK, Inc................................................          4,900         195,388
  Rowan Companies, Inc. (a).................................         13,600         264,350
  Schlumberger Ltd..........................................         78,000       5,328,375
  Western Atlas, Inc. (a)...................................          8,500         721,438
                                                                             --------------
                                                                                 31,104,777
                                                                             --------------
PAPER PRODUCTS -- 0.1%
  Boise Cascade Corp........................................          8,800         288,200
  Champion International Corp. Co...........................         15,100         742,731
  Louisiana-Pacific Corp....................................         17,200         313,900
  Mead Corp.................................................         16,400         520,700
  Willamette Industries.....................................         17,400         556,800
                                                                             --------------
                                                                                  2,422,331
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)................................         83,600         809,875
  Barrick Gold Corp.........................................         58,500       1,122,469
  Battle Mountain Gold Co...................................         36,000         213,750
  Freeport-McMoRan Copper & Gold, Inc.......................         30,300         460,181
  Newmont Mining Corp.......................................         24,500         578,813
  Placer Dome, Inc..........................................         38,700         454,725
                                                                             --------------
                                                                                  3,639,813
                                                                             --------------
RAILROADS -- 0.2%
  Burlington Northern Santa Fe Corp.........................         24,500       2,405,594
  CSX Corp..................................................         34,200       1,556,100
  Norfolk Southern Corp.....................................         59,100       1,761,919
  Union Pacific Corp........................................         38,700       1,707,638
                                                                             --------------
                                                                                  7,431,251
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Crescent Operating, Inc. (a)..............................         17,360         295,120
  Crescent Real Estate Equities Co..........................        271,300       9,122,463
  Equity Residential Properties Trust.......................         14,600         692,588
  Vornado Realty Trust......................................         94,300       3,742,531
                                                                             --------------
                                                                                 13,852,702
                                                                             --------------
RESTAURANTS -- 0.2%
  Darden Restaurants, Inc...................................          1,200          19,050
  McDonald's Corp...........................................        107,900       7,445,100
  Tricon Global Restaurants, Inc. (a).......................         23,800         754,163
  Wendy's International, Inc................................         20,700         486,450
                                                                             --------------
                                                                                  8,704,763
                                                                             --------------
RETAIL -- 2.2%
  Albertson's, Inc..........................................         38,500       1,994,781
  American Stores Co........................................         42,800       1,035,225
  AutoZone, Inc. (a)........................................         23,800         760,113

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Bombay Company, Inc. (a)..................................        141,500  $      672,125
  Charming Shoppes, Inc. (a)................................        824,800       3,917,800
  Circuit City Stores, Inc..................................         15,500         726,563
  Consolidated Stores Corp. (a).............................         16,900         612,625
  Costco Companies, Inc. (a)................................         33,600       2,118,900
  CVS Corp..................................................         59,800       2,328,463
  Dayton-Hudson Corp........................................         68,500       3,322,250
  Designs, Inc. (a).........................................         52,800          82,500
  Dillard's, Inc............................................         49,600       2,055,301
  Federated Department Stores, Inc. (a).....................         32,900       1,770,431
  Fruit of the Loom, Inc. (a)...............................         11,500         381,656
  Great Atlantic & Pacific Tea Co., Inc.....................          6,000         198,375
  Harcourt General, Inc.....................................         11,100         660,450
  Home Depot, Inc...........................................        114,550       9,514,809
  IKON Office Solutions, Inc................................         21,100         307,269
  Jan Bell Marketing, Inc. (a)..............................        153,800         999,700
  Kmart Corp. (a)...........................................        696,000      13,398,000
  Kroger Co. (a)............................................         39,923       1,711,699
  Liz Claiborne, Inc........................................         10,500         548,625
  Longs Drug Stores, Inc....................................          6,100         176,138
  May Department Stores Co..................................         36,200       2,371,100
  Mercantile Stores Co., Inc................................          5,600         442,050
  Newell Co.................................................         24,900       1,240,331
  Nordstrom, Inc............................................         12,100         934,725
  Penney (J.C.) Co., Inc....................................         39,100       2,827,419
  Pep Boys - Manny, Moe & Jack..............................          9,900         187,481
  Rite Aid Corp.............................................         40,400       1,517,525
  Sears, Roebuck & Co.......................................         61,400       3,749,238
  Sherwin-Williams Co.......................................         27,100         897,688
  Supervalu, Inc............................................          9,400         417,125
  Tandy Corp................................................         16,200         859,613
  The Gap, Inc..............................................         62,000       3,820,750
  The Limited, Inc..........................................        250,600       8,301,126
  TJX Companies, Inc........................................         50,600       1,220,725
  Toys 'R' Us, Inc. (a).....................................        133,200       3,138,525
  Venator Group, Inc. (a)...................................         21,100         403,538
  Wal-Mart Stores, Inc......................................        351,700      21,365,775
  Walgreen Co...............................................         77,600       3,205,850
  Winn-Dixie Stores, Inc....................................         23,300       1,192,669
                                                                             --------------
                                                                                107,387,051
                                                                             --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co...................................         12,300         253,688
  Goodyear Tire & Rubber Co.................................         24,500       1,578,719
  Goodyear Tire & Rubber Co.................................         39,800       2,564,613
                                                                             --------------
                                                                                  4,397,020
                                                                             --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)..........................         25,700         338,919
                                                                             --------------
STEEL
  AK Steel Holding Corp.....................................         47,300         845,488
  Bethlehem Steel Corp. (a).................................         20,000         248,750
  USX U.S. Steel Group Inc..................................         13,500         445,500
                                                                             --------------
                                                                                  1,539,738
                                                                             --------------
TELECOMMUNICATIONS -- 2.7%
  Airtouch Communications, Inc. (a).........................         88,400       5,165,875
  Alcatel Alsthom, ADR, (France)............................        127,000       5,167,313
  Alltel Corp...............................................         28,800       1,339,200
  Ameritech Corp............................................        171,400       7,691,575
  Andrew Corp. (a)..........................................         13,900         251,069
  Ascend Communications, Inc. (a)...........................         30,200       1,496,788
  AT&T Corp.................................................        254,400      14,532,600
  Bell Atlantic Corp........................................        243,200      11,096,000
  BellSouth Corp............................................        155,300      10,424,513

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Deutsche Telekom AG, ADR, (Germany).......................         45,800  $    1,259,500
  DSC Communications Corp.(a)...............................         18,500         555,000
  Frontier Corp.............................................         25,700         809,550
  General Instrument Corp. (a)..............................         23,200         630,750
  GTE Corp..................................................        150,000       8,343,750
  Lucent Technologies, Inc..................................        203,800      16,953,613
  MCI Communications Corp...................................        109,100       6,341,438
  Nextel Communications, Inc. (Class "A" Stock) (a).........         41,100       1,022,363
  Northern Telecom Ltd......................................         81,500       4,625,125
  SBC Communications, Inc...................................        287,100      11,484,000
  Scientific-Atlanta, Inc...................................         12,400         314,650
  Sprint Corp...............................................         67,300       4,744,650
  Telecomunicacoes Brasileiras, S.A., ADR, (Brazil).........         42,000       4,585,875
  Tellabs, Inc. (a).........................................         28,400       2,034,150
  US West, Inc..............................................         77,860       3,659,430
  WorldCom, Inc. (a)........................................        158,600       7,682,188
                                                                             --------------
                                                                                132,210,965
                                                                             --------------
TEXTILES -- 0.1%
  National Service Industries, Inc..........................          6,700         340,863
  Pillowtex Corp............................................         18,830         755,554
  Russell Corp..............................................          5,700         172,069
  Springs Industries, Inc...................................          3,200         147,600
  Tultex Corp. (a)(b).......................................         89,800         218,888
  VF Corp...................................................         19,100         983,650
                                                                             --------------
                                                                                  2,618,624
                                                                             --------------
TOBACCO -- 0.6%
  B.A.T. Industries, PLC, ADR, (United Kingdom).............        107,100       2,162,081
  Philip Morris Co., Inc....................................        452,100      17,801,438
  RJR Nabisco Holdings Corp.................................        260,800       6,194,000
  UST, Inc..................................................         28,900         780,300
                                                                             --------------
                                                                                 26,937,819
                                                                             --------------
TOYS -- 0.1%
  Hasbro, Inc...............................................         20,800         817,700
  Mattel, Inc...............................................         45,551       1,927,377
                                                                             --------------
                                                                                  2,745,077
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).................................         23,000       1,443,250
  Ryder System, Inc.........................................         12,000         378,750
  Yellow Corp. (b)..........................................         44,300         822,319
                                                                             --------------
                                                                                  2,644,319
                                                                             --------------
UTILITY - ELECTRIC -- 0.7%
  Ameren Corp...............................................         21,500         854,625
  American Electric Power Co., Inc..........................         29,700       1,347,638
  Baltimore Gas & Electric Co...............................         23,100         717,544
  Carolina Power & Light Co.................................         23,500       1,019,313
  Central & South West Corp.................................         33,200         892,250
  CINergy Corp..............................................         24,700         864,500
  Consolidated Edison, Inc..................................         36,800       1,695,100
  Dominion Resources, Inc...................................         30,300       1,234,725
  DTE Energy Co.............................................         22,700         916,513
  Duke Energy Corp..........................................         56,400       3,341,700
  Edison International......................................         59,700       1,764,881
  Entergy Corp..............................................         38,200       1,098,250
  FirstEnergy Corp. (a).....................................         36,100       1,110,075
  FPL Group, Inc............................................         28,500       1,795,500
  GPU, Inc..................................................         19,900         752,469
  Houston Industries, Inc...................................         44,300       1,367,763

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Niagara Mohawk Power Corp. (a)............................         22,600  $      337,588
  Northern States Power Co..................................         23,300         666,963
  Pacific Gas & Electric Co.................................         59,700       1,884,281
  PacifiCorp................................................         46,400       1,049,800
  PECO Energy Co............................................         34,900       1,018,644
  PP&L Resources, Inc.......................................         26,000         589,875
  Public Service Enterprise Group, Inc......................         36,300       1,250,081
  Southern Co...............................................        108,100       2,993,019
  Texas Utilities Co........................................         38,600       1,606,725
  Unicom Corp...............................................         33,900       1,188,619
                                                                             --------------
                                                                                 33,358,441
                                                                             --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        188,900       6,611,500
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $1,562,658,362)....................................................   1,767,322,183
                                                                             --------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES
  Central Hispano Capital Corp.,
  (cost $31,236,595)........................................      1,225,900      31,803,437
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,343,179,926)....................................................   4,591,745,342
                                                                             --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 4.9%                         RATING       (000)
                                                    ------------  ---------
ASSET-BACKED SECURITIES -- 0.1%
  Restructured Asset Securities Enhanced
    Return, 5.623%, 08/28/98 (b)..................       NR       $   4,000       4,000,000
  Strategic Money Market Trust 1997-A,
    5.906%, 12/16/98 (b)..........................       NR           2,000       2,000,000
                                                                             --------------
                                                                                  6,000,000
                                                                             --------------
BANK NOTES -- 0.1%
  American Express Centurion
    Bank, 5.616%, 07/22/98 (b)....................       NR           5,000       5,000,000
  US-Bank, N.A.,
    5.526%, 7/21/98 (b)...........................       NR           1,000         999,754
                                                                             --------------
                                                                                  5,999,754
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.2%
  Barclays American Corp.,
    5.521%, 07/02/98 (b)..........................       P3           3,000       2,997,817
  Dresdner U.S. Finance,
    5.95%, 10/20/98...............................       P3           7,000       6,999,329
  Westdeutsche Landesbank Girozentrale,
    5.83%, 08/03/98...............................       P1           2,000       1,999,869
                                                                             --------------
                                                                                 11,997,015
                                                                             --------------
COMMERCIAL PAPER -- 1.7%
  AT&T Capital Corp., M.T.N.,
    6.65%, 04/30/99...............................      Baa3         32,000      32,140,800
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           3,500       3,501,120
  Bank of Boston N.A.,
    5.848%, 01/25/99..............................       A2           2,500       2,503,925

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Baxter International,
    5.95%, 07/07/98...............................       P2       $   3,300  $    3,296,727
  BBL North America,
    5.53%, 08/25/98...............................       NR           1,300       1,289,017
    6.66%, 08/17/98...............................      Baa3          5,050       5,053,131
  Centric Capital Corp.,
    5.55%, 09/29/98...............................       NR           1,000         986,125
  Du Pont (E.I.) de Nemours &
    Co., 5.54%, 08/10/98..........................       P3           3,300       3,279,687
  Enterprise Funding Corp,
    5.55%, 08/11/98...............................       NR           4,046       4,020,426
  First Data Corp.,
    5.52%, 09/15/98...............................       NR           4,658       4,603,719
  First Union Corp,
    9.45%, 06/15/99...............................       A3           4,000       4,125,200
  Fortune Brands,
    5.53%, 07/14/98...............................       NR             447         446,107
  General Electric Capital
    Corp., 5.53%, 09/03/98........................       NR           3,500       3,465,591
  General Motors Acceptance
    Corp., 5.875%, 11/06/98 (b)...................       P1           1,000       1,000,438
  Old Line Funding Corp.,
    5.70%, 08/04/98...............................       NR           3,222       3,204,655
  Societe Generale,
    5.555%, 09/11/98..............................       P1           3,000       2,999,744
  Medium Term Notes --
    6.29%, 10/22/98...............................      Baa1          5,000       5,004,450
                                                                             --------------
                                                                                 80,920,862
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.7%
  Abbey National Treasury Services PLC, (United
    Kingdom)
    5.50%, 02/05/99...............................       P1           7,000       6,996,741
    5.625%, 03/08/99..............................      Aa2           5,500       5,497,800
  General Motors Acceptance
    Corp., 5.60%, 09/21/98........................       P1           3,000       2,999,237
  Kansallis-Osake-Pankki, (Finland),
    9.75%, 12/15/98  (a)..........................      Baa1         16,950      17,217,301
  Province of Quebec, (Canada),
    5.988%, 06/15/99..............................       A2           3,000       2,999,812
                                                                             --------------
                                                                                 35,710,891
                                                                             --------------
TIME DEPOSIT -- 0.1%
  Deutsche Bank,
    6.25%, 07/01/98...............................       P3           3,300       3,300,000
                                                                             --------------
U. S. GOVERNMENT OBLIGATION
  United States Treasury Bill,
    5.05%, 09/17/98...............................                    1,400       1,384,682
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                PRINCIPAL
SHORT-TERM                                                       AMOUNT          VALUE
INVESTMENTS (CONT'D)                                              (000)         (NOTE 2)
                                                              -------------  --------------
REPURCHASE AGREEMENT -- 2.0%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5)...............................  $      95,049  $   95,049,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $240,188,499)......................................................     240,362,204
                                                                             --------------
TOTAL INVESTMENTS -- 99.3%
  (cost $4,583,368,425; Note 6)............................................   4,832,107,546
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                    117,141
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................
                                                                                 36,004,010
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $4,868,228,697
                                                                             --------------
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security

(b) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(c)  Security segregated as collateral for futures contracts.

(d)  Open futures contracts as of June 30, 1998 are as follows:


               NUMBER OF                                       EXPIRATION      VALUE AT        VALUE AT
               CONTRACTS                         TYPE             DATE        TRADE DATE    JUNE 30, 1998    APPRECIATION
            Long Positions:
                  501                     U.S. Treasury 5 yr.    Sep 98      $  54,792,961   $ 54,953,438     $ 160,477
                  166                             U.S. T-Bond    Sep 98      $  20,154,734   $ 20,516,562     $ 360,176


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

                           FLEXIBLE MANAGED PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.5%
                                                                                 VALUE
COMMON STOCKS -- 51.8%                                           SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 0.9%
  Aeroquip-Vickers, Inc.....................................          4,700  $      274,362
  AlliedSignal, Inc.........................................         95,000       4,215,625
  Boeing Co.................................................        168,400       7,504,325
  GenCorp, Inc..............................................        403,900      10,198,475
  General Dynamics Corp.....................................         21,200         985,800
  Goodrich (B.F.) Co........................................         12,100         600,462
  Litton Industries, Inc....................................        306,000      18,054,000
  Lockheed Martin Corp......................................         32,700       3,462,112
  Northrop Grumman Corp.....................................         11,200       1,155,000
  Raytheon Co. (Class "B" Stock)............................         57,100       3,376,037
  United Technologies Corp..................................         39,200       3,626,000
                                                                             --------------
                                                                                 53,452,198
                                                                             --------------
AIRLINES -- 1.6%
  AMR Corp. (a).............................................        647,500      53,904,375
  Delta Air Lines, Inc......................................         12,600       1,628,550
  Southwest Airlines Co.....................................         37,200       1,102,050
  US Airways Group, Inc. (a)................................        479,200      37,976,600
                                                                             --------------
                                                                                 94,611,575
                                                                             --------------
APPAREL -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a).............        310,800      10,314,675
  Nike, Inc. (Class 'B' Stock)..............................         49,000       2,385,687
  Reebok International Ltd. (a).............................          9,500         263,031
                                                                             --------------
                                                                                 12,963,393
                                                                             --------------
AUTOS - CARS & TRUCKS -- 2.3%
  Chrysler Corp.............................................        706,000      39,800,750
  Cummins Engine Co., Inc...................................          6,400         328,000
  Dana Corp.................................................         17,700         946,950
  Echlin, Inc...............................................         10,600         520,062
  Ford Motor Co.............................................        486,300      28,691,700
  General Motors Corp.......................................        566,600      37,855,963
  Genuine Parts Co..........................................         30,100       1,040,331
  Johnson Controls, Inc.....................................         14,200         812,062
  MascoTech, Inc............................................        388,000       9,312,000
  Midas, Inc................................................         90,866       1,828,678
  Navistar International Corp. (a)..........................         12,200         352,275
  PACCAR, Inc...............................................         13,100         684,475
  Titan International, Inc..................................        415,700       7,066,900
  TRW, Inc..................................................         20,700       1,130,737
                                                                             --------------
                                                                                130,370,883
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.2%
  Ahmanson (H.F.) & Co......................................         18,400       1,306,400
  Banc One Corp.............................................        118,200       6,597,037
  Bank of New York Co., Inc.................................         63,400       3,847,587
  BankAmerica Corp..........................................        116,800      10,095,900
  BankBoston Corp...........................................         49,000       2,725,625
  Bankers Trust Corp........................................         16,500       1,915,031
  BB&T Corp.................................................         24,000       1,623,000
  Chase Manhattan Corp......................................        142,000      10,721,000
  Citicorp..................................................         77,000      11,492,250
  Comerica, Inc.............................................         26,500       1,755,625
  First Chicago NBD Corp....................................         49,000       4,342,625
  First Union Corp..........................................        162,900       9,488,925
  Fleet Financial Group, Inc................................         45,900       3,832,650
  Golden West Financial Corp................................          9,600       1,020,600
  Huntington Bancshares, Inc................................         32,200       1,078,700
  KeyCorp...................................................         74,000       2,636,250
  Mellon Bank Corp..........................................         42,900       2,986,912
  Mercantile Bancorporation, Inc............................         22,100       1,113,287
  Morgan (J.P.) & Co., Inc..................................         29,900       3,502,037
  National City Corp........................................         55,300       3,926,300

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  NationsBank Corp..........................................        158,368      12,115,152
  Northern Trust Corp.......................................         18,800  $    1,433,500
  Norwest Corp..............................................        127,200       4,754,100
  PNC Bank Corp.............................................         51,400       2,765,962
  Providian Financial Corp..................................         16,000       1,257,000
  Republic New York Corp....................................         18,400       1,158,050
  Summit Bancorp............................................         29,600       1,406,000
  Suntrust Banks, Inc.......................................         35,500       2,886,594
  Synovus Financial Corp....................................         44,200       1,049,750
  U.S. Bancorp..............................................        124,000       5,332,000
  Wachovia Corp.............................................         34,700       2,932,150
  Wells Fargo & Co..........................................         14,600       5,387,400
                                                                             --------------
                                                                                128,485,399
                                                                             --------------
BUSINESS SERVICES
  Equifax, Inc..............................................         25,300         918,706
  Omnicom Group, Inc........................................         27,300       1,361,587
                                                                             --------------
                                                                                  2,280,293
                                                                             --------------
CHEMICALS -- 1.3%
  Air Products & Chemicals, Inc.............................         39,600       1,584,000
  Dow Chemical Co...........................................         38,200       3,693,462
  Du Pont (E.I.) de Nemours & Co............................        190,600      14,223,525
  Eastman Chemical Co.......................................         13,200         821,700
  Ferro Corp................................................        553,650      14,014,266
  FMC Corp. (a).............................................          5,800         395,487
  Hercules, Inc.............................................         16,300         670,337
  Millennium Chemicals, Inc.................................        601,600      20,379,200
  Monsanto Co...............................................         99,900       5,581,912
  Nalco Chemical Co.........................................         11,200         393,400
  OM Group, Inc.............................................        260,300      10,737,375
  Rohm & Haas Co............................................         10,300       1,070,556
  Sigma-Aldrich Corp........................................         16,900         593,612
  Union Carbide Corp........................................         20,800       1,110,200
                                                                             --------------
                                                                                 75,269,032
                                                                             --------------
CHEMICAL - SPECIALTY -- 0.1%
  Engelhard Corp............................................         24,300         492,075
  Grace (W.R.) & Co.........................................         12,500         213,281
  Great Lakes Chemical Corp.................................         10,100         398,319
  Morton International, Inc.................................         22,000         550,000
  Praxair, Inc..............................................         26,600       1,245,212
  Raychem Corp..............................................         14,300         422,744
                                                                             --------------
                                                                                  3,321,631
                                                                             --------------
COMMERCIAL SERVICES -- 0.1%
  Cendant Corp. (a).........................................        136,500       2,849,437
  Deluxe Corp...............................................         13,700         490,631
  Moore Corp., Ltd..........................................         14,900         197,425
                                                                             --------------
                                                                                  3,537,493
                                                                             --------------
COMPUTER SERVICES -- 1.5%
  3Com Corp. (a)............................................         59,700       1,832,044
  Adobe Systems, Inc........................................         11,600         492,275
  Autodesk, Inc.............................................          7,900         305,137
  Automatic Data Processing, Inc............................         50,400       3,672,900
  Bay Networks, Inc. (a)....................................         37,000       1,193,250
  Cabletron Systems, Inc. (a)...............................         26,600         357,437
  Ceridian Corp. (a)........................................         12,200         716,750
  Cisco Systems, Inc. (a)...................................        171,400      15,779,512
  Computer Associates International, Inc....................         92,000       5,111,750
  Computer Sciences Corp. (a)...............................         26,300       1,683,200
  EMC Corp. (a).............................................         83,500       3,741,844
  First Data Corp...........................................         72,100       2,401,831
  Microsoft Corp. (a).......................................        410,100      44,444,587
  Novell, Inc. (a)..........................................         59,100         753,525
  Oracle Corp. (a)..........................................        165,700       4,070,006

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Parametric Technology Corp. (a)...........................         43,200  $    1,171,800
  Silicon Graphics, Inc. (a)................................         31,600         383,150
                                                                             --------------
                                                                                 88,110,998
                                                                             --------------
COMPUTERS -- 0.9%
  Apple Computer, Inc. (a)..................................         22,400         642,600
  Compaq Computer Corp......................................        278,362       7,898,508
  Data General Corp. (a)....................................          8,200         122,487
  Dell Computer Corp. (a)...................................        110,000      10,209,375
  Gateway 2000, Inc. (a)....................................         26,100       1,321,312
  Hewlett-Packard Co........................................        175,200      10,490,100
  International Business Machines Corp......................        163,800      18,806,287
  Seagate Technology, Inc. (a)..............................         40,800         971,550
  Sun Microsystems, Inc. (a)................................         63,600       2,762,625
                                                                             --------------
                                                                                 53,224,844
                                                                             --------------
CONSTRUCTION -- 0.8%
  Centex Corp...............................................         10,000         377,500
  Fluor Corp................................................         14,100         719,100
  Foster Wheeler Corp.......................................          6,900         147,919
  Oakwood Homes Corp........................................        572,000      17,160,000
  Pulte Corp................................................          7,200         215,100
  Standard Pacific Corp.....................................        632,400      13,043,250
  Webb (Del E.) Corp........................................        576,500      14,952,969
                                                                             --------------
                                                                                 46,615,838
                                                                             --------------
CONTAINERS -- 0.3%
  Ball Corp.................................................          5,100         204,956
  Bemis Co., Inc............................................          8,900         363,787
  Crown Cork & Seal Co., Inc................................         21,600       1,026,000
  Owens-Illinois, Inc. (a)..................................        261,800      11,715,550
  Sealed Air Corp. (a)......................................         13,900         510,825
  Stone Container Corp. (a).................................         16,700         260,937
                                                                             --------------
                                                                                 14,082,055
                                                                             --------------
COSMETICS & SOAPS -- 0.7%
  Alberto Culver Co. (Class "B" Stock)......................          9,600         278,400
  Avon Products, Inc........................................         22,200       1,720,500
  Colgate-Palmolive Co......................................         49,800       4,382,400
  Gillette Co...............................................        188,700      10,696,931
  International Flavors & Fragrances, Inc...................         18,400         799,250
  Procter & Gamble Co.......................................        226,100      20,589,231
                                                                             --------------
                                                                                 38,466,712
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  Loews Corp................................................        184,500      16,074,562
                                                                             --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.2%
  Avery Dennison Corp.......................................         17,300         929,875
  Pitney Bowes, Inc.........................................         46,100       2,218,562
  Unisys Corp. (a)..........................................         42,000       1,186,500
  Xerox Corp................................................         54,900       5,579,212
                                                                             --------------
                                                                                  9,914,149
                                                                             --------------
DIVERSIFIED OPERATIONS -- 0.9%
  Cognizant Corp............................................         27,300       1,719,900
  Fortune Brands, Inc.......................................         28,900       1,110,844
  General Electric Capital Corp.............................        551,300      50,168,300
                                                                             --------------
                                                                                 52,999,044
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 2.9%
  Abbott Laboratories.......................................        257,700      10,533,487
  Allergan, Inc.............................................         11,000         510,125
  ALZA Corp. (a)............................................         14,400         622,800
  American Home Products Corp...............................        218,900      11,328,075
  Amgen, Inc. (a)...........................................         44,300       2,896,112
  Bard (C.R.), Inc..........................................          9,600         365,400

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Bausch & Lomb, Inc........................................          9,300  $      466,162
  Baxter International, Inc.................................         47,200       2,539,950
  Becton, Dickinson & Co....................................         20,600       1,599,075
  Biomet, Inc...............................................         18,800         621,575
  Boston Scientific Corp. (a)...............................         32,800       2,349,300
  Bristol-Myers Squibb Co...................................        167,500      19,252,031
  Cardinal Health, Inc......................................         18,500       1,734,375
  Guidant Corp..............................................         25,400       1,811,337
  Johnson & Johnson.........................................        226,500      16,704,375
  Lilly (Eli) & Co..........................................        186,900      12,347,081
  Mallinckrodt, Inc.........................................         12,300         365,156
  Medtronic, Inc............................................         78,900       5,029,875
  Merck & Co., Inc..........................................        201,800      26,990,750
  Pfizer, Inc...............................................        217,800      23,672,137
  Pharmacia & Upjohn, Inc...................................         85,500       3,943,687
  Schering-Plough Corp......................................        123,300      11,297,362
  St. Jude Medical, Inc. (a)................................         15,500         570,594
  United States Surgical Corp...............................         12,800         584,000
  Warner-Lambert Co.........................................        137,600       9,546,000
                                                                             --------------
                                                                                167,680,821
                                                                             --------------
ELECTRONICS -- 0.9%
  Advanced Micro Devices, Inc. (a)..........................         23,900         407,794
  AMP Inc...................................................         37,100       1,275,312
  Applied Materials, Inc. (a)...............................         61,700       1,820,150
  Belden, Inc...............................................        275,600       8,440,250
  EG&G, Inc.................................................          7,600         228,000
  Emerson Electric Co.......................................         74,700       4,510,012
  Grainger (W.W.), Inc......................................         16,700         831,869
  Harris Corp...............................................         13,500         603,281
  Honeywell, Inc............................................         21,400       1,788,237
  Intel Corp................................................        275,600      20,428,850
  KLA-Tencor Corp. (a)......................................         14,200         393,162
  LSI Logic Corp. (a).......................................         23,900         551,194
  Micron Technology, Inc. (a)...............................         35,600         883,325
  Motorola, Inc.............................................        100,600       5,287,787
  Perkin-Elmer Corp.........................................          8,200         509,937
  Rockwell International Corp...............................         33,800       1,624,512
  Tektronix, Inc............................................          8,500         300,687
  Texas Instruments, Inc....................................         65,700       3,831,131
  Thomas & Betts Corp.......................................          9,300         458,025
                                                                             --------------
                                                                                 54,173,515
                                                                             --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a)...........................        244,900       7,010,262
                                                                             --------------
ENVIRONMENTAL SERVICES -- 0.4%
  Browning-Ferris Industries, Inc...........................         31,000       1,077,250
  Waste Management, Inc.....................................        540,500      18,917,500
                                                                             --------------
                                                                                 19,994,750
                                                                             --------------
FINANCIAL SERVICES -- 3.4%
  American Express Co.......................................         78,300       8,926,200
  Associates First Capital Corp.............................        132,879      10,215,073
  Beneficial Corp...........................................          8,900       1,363,369
  Block (H.R.), Inc.........................................         17,700         745,612
  Countrywide Credit Industries, Inc........................         18,300         928,725
  Federal Home Loan Mortgage Corp...........................        117,100       5,511,019
  Federal National Mortgage Association.....................        178,700      10,856,025
  Fifth Third Bancorp.......................................         39,200       2,469,600
  Franklin Resource, Inc....................................         42,600       2,300,400
  Green Tree Financial Corp.................................         22,900         980,406
  Household International, Inc..............................         54,100       2,691,475
  Lehman Brothers Holdings, Inc.............................        722,900      56,069,931
  MBNA Corp.................................................         84,400       2,785,200
  Merrill Lynch & Co., Inc..................................        294,900      27,204,525

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Morgan Stanley Dean Witter & Co...........................        321,495  $   29,376,606
  Schwab (Charles) Corp.....................................         44,700       1,452,750
  State Street Corp.........................................         27,100       1,883,450
  Sunamerica, Inc...........................................         32,900       1,889,694
  Transamerica Corp.........................................         10,600       1,220,325
  Travelers Group, Inc......................................        408,651      24,774,467
  Washington Mutual, Inc....................................         65,000       2,823,437
                                                                             --------------
                                                                                196,468,289
                                                                             --------------
FOOD & BEVERAGES -- 2.2%
  Anheuser-Busch Companies, Inc.............................         82,500       3,892,969
  Archer-Daniels-Midland Co.................................         96,300       1,865,812
  Bestfoods.................................................         48,500       2,816,031
  Brown-Forman Corp. (Class "B" Stock)......................         11,600         745,300
  Campbell Soup Co..........................................         76,900       4,085,312
  Coca-Cola Co..............................................        416,600      35,619,300
  ConAgra, Inc..............................................         80,100       2,538,169
  Coors (Adolph) Co. (Class "B" Stock)......................          6,200         210,800
  General Mills, Inc........................................         26,700       1,825,612
  Giant Food, Inc. (Class "A" Stock)........................         10,100         434,931
  Heinz (H.J.) & Co.........................................         61,600       3,457,300
  Hershey Foods Corp........................................         24,100       1,662,900
  Kellogg Co................................................         69,200       2,599,325
  PepsiCo, Inc..............................................        255,500      10,523,406
  Pioneer Hi-Bred International, Inc........................         41,100       1,700,512
  Quaker Oats Co............................................         23,300       1,280,044
  Ralston-Ralston Purina Group..............................         18,000       2,102,625
  RJR Nabisco Holdings Corp.................................      1,078,200      25,607,250
  Sara Lee Corp.............................................         79,700       4,458,219
  Seagram Co., Ltd..........................................         60,000       2,456,250
  Sysco Corp................................................         57,300       1,468,312
  Whitman Corp..............................................        545,200      12,505,525
  Wrigley (William) Jr. Co..................................         19,500       1,911,000
                                                                             --------------
                                                                                125,766,904
                                                                             --------------
FOREST PRODUCTS -- 1.5%
  Boise Cascade Corp........................................        669,800      21,935,950
  Champion International Corp...............................        405,000      19,920,937
  Fort James Corp...........................................         35,200       1,566,400
  Georgia-Pacific Corp......................................         15,600         919,425
  International Paper Co....................................         50,900       2,188,700
  Louisiana-Pacific Corp....................................        707,300      12,908,225
  Mead Corp.................................................        407,500      12,938,125
  Potlatch Corp.............................................          4,900         205,800
  Temple-Inland, Inc........................................          9,500         511,812
  Union Camp Corp...........................................         11,700         580,612
  Westvaco Corp.............................................         17,200         485,900
  Weyerhaeuser Co...........................................         33,600       1,551,900
  Willamette Industries, Inc................................        303,200       9,702,400
                                                                             --------------
                                                                                 85,416,186
                                                                             --------------
GAS PIPELINES -- 0.1%
  Columbia Energy Group.....................................         14,000         778,750
  Consolidated Natural Gas Co...............................         16,100         947,887
  Peoples Energy Corp.......................................          5,900         227,887
  Sempra Energy (a).........................................         21,053         584,226
  Sonat, Inc................................................         18,500         714,562
  Williams Companies, Inc...................................         69,200       2,335,500
                                                                             --------------
                                                                                  5,588,812
                                                                             --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp..............................        915,600      26,666,850
  Healthsouth Corp. (a).....................................         66,300       1,769,381
  Humana, Inc. (a)..........................................         27,600         860,775
  Manor Care, Inc...........................................         10,700         411,281
  Service Corp. International...............................         42,400       1,817,900

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Shared Medical Systems Corp...............................          4,400  $      323,125
  Tenet Healthcare Corp. (a)................................         51,600       1,612,500
                                                                             --------------
                                                                                 33,461,812
                                                                             --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.3%
  Clorox Co.................................................         17,400       1,659,525
  Kimberly-Clark Corp.......................................         93,600       4,293,900
  Leggett & Platt, Inc......................................        470,800      11,770,000
                                                                             --------------
                                                                                 17,723,425
                                                                             --------------
HOUSING RELATED -- 1.0%
  Armstrong World Industries, Inc...........................          6,800         458,150
  Fleetwood Enterprises, Inc................................          6,100         244,000
  Hanson, PLC, ADR, (United Kingdom)........................      1,184,500      35,905,156
  Kaufman & Broad Home Corp.................................          6,600         209,550
  Lowe's Companies, Inc.....................................         59,000       2,393,187
  Masco Corp................................................         27,800       1,681,900
  Maytag Corp...............................................         16,000         790,000
  Owens Corning.............................................        413,700      16,884,131
  Stanley Works.............................................         15,000         623,437
  Tupperware Corp...........................................         10,300         289,687
  Whirlpool Corp............................................         12,600         866,250
                                                                             --------------
                                                                                 60,345,448
                                                                             --------------
INSURANCE -- 2.4%
  Aetna, Inc................................................         25,000       1,903,125
  Allstate Corp.............................................         72,200       6,610,812
  American General Corp.....................................         42,700       3,039,706
  American International Group, Inc.........................        118,200      17,257,200
  Aon Corp..................................................         28,200       1,981,050
  Berkley (W.R.) Corp.......................................        175,850       7,044,991
  Chubb Corp................................................         28,700       2,306,762
  CIGNA Corp................................................         37,400       2,580,600
  Cincinnati Financial Corp.................................         27,700       1,062,987
  Conseco, Inc..............................................         31,700       1,481,975
  Financial Security Assurance Holdings Ltd.................        140,100       8,230,875
  General Re Corp...........................................         13,200       3,346,200
  Hartford Financial Services Group, Inc....................         19,900       2,276,063
  Jefferson-Pilot Corp......................................         17,900       1,037,081
  Lincoln National Corp.....................................         17,200       1,571,650
  Marsh & McLennan Companies, Inc...........................         42,900       2,592,769
  MBIA, Inc.................................................         16,500       1,235,438
  MGIC Investment Corp......................................         19,200       1,095,600
  PennCorp Financial Group, Inc.............................        329,800       6,760,900
  Progressive Corp..........................................         12,200       1,720,200
  Provident Companies, Inc..................................        219,400       7,569,300
  Reinsurance Group of America, Inc.........................        474,600      28,060,725
  SAFECO Corp...............................................         23,800       1,081,413
  St. Paul Companies, Inc...................................         38,900       1,636,231
  TIG Holdings, Inc.........................................        351,200       8,077,600
  Torchmark Corp............................................         23,600       1,079,700
  Trenwick Group, Inc.......................................        273,300      10,615,997
  United Healthcare Corp....................................         31,700       2,012,950
  UNUM Corp.................................................         23,400       1,298,700
                                                                             --------------
                                                                                136,568,600
                                                                             --------------
INSTRUMENTS - CONTROLS -- 0.2%
  Flowserve Corp............................................        161,991       3,989,028
  Parker-Hannifin Corp......................................        195,600       7,457,250
                                                                             --------------
                                                                                 11,446,278
                                                                             --------------
LEISURE -- 0.2%
  Brunswick Corp............................................         16,800         415,800
  Disney (Walt) Co..........................................        113,700      11,945,606
  Harrah's Entertainment, Inc. (a)..........................         17,000         395,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------

  King World Productions, Inc. (a)..........................         12,400  $      316,200
  Mirage Resorts, Inc. (a)..................................         30,200         643,638
                                                                             --------------
                                                                                 13,716,494
                                                                             --------------
LODGING -- 0.1%
  Hilton Hotels Corp........................................         42,200       1,202,700
  Marriott International, Inc. (Class "A" Stock)............         43,000       1,392,125
                                                                             --------------
                                                                                  2,594,825
                                                                             --------------
MACHINERY -- 0.8%
  Briggs & Stratton Corp....................................          4,200         157,238
  Case Corp.................................................        369,700      17,838,025
  Caterpillar, Inc..........................................         62,700       3,315,263
  Cincinnati Milacron, Inc..................................          6,700         162,894
  Cooper Industries, Inc....................................         20,400       1,120,725
  Deere & Co................................................         42,100       2,226,038
  Dover Corp................................................         37,500       1,284,375
  DT Industries, Inc........................................        146,800       3,559,900
  Eaton Corp................................................         12,100         940,775
  Global Industrial Technologies, Inc. (a)..................        258,100       3,710,188
  Harnischfeger Industries, Inc.............................          8,100         229,331
  Ingersoll-Rand Co.........................................         27,900       1,229,344
  Paxar Corp................................................        954,575      10,977,613
  Snap-On, Inc..............................................         10,300         373,375
  Timken Co.................................................         10,600         326,613
                                                                             --------------
                                                                                 47,451,697
                                                                             --------------
MANUFACTURING -- 0.5%
  Hussmann International, Inc...............................        272,600       5,060,138
  Illinois Tool Works, Inc..................................         42,000       2,800,875
  Smith (A.O.) Corp.........................................        288,900      14,932,519
  Tyco International Ltd....................................         96,402       6,073,326
                                                                             --------------
                                                                                 28,866,858
                                                                             --------------
MEDIA -- 1.9%
  CBS Corp..................................................        914,500      29,035,375
  Central Newspapers, Inc. (Class "A" Stock)................        205,300      14,319,675
  Clear Channel Communications, Inc. (a)....................         20,800       2,269,800
  Comcast Corp. (Special Class "A" Stock)...................         58,800       2,386,913
  Donnelley (R.R.) & Sons Co................................         24,600       1,125,450
  Dow Jones & Co., Inc......................................         16,200         903,150
  Dun & Bradstreet Corp.....................................         28,700       1,036,788
  Gannett Co., Inc..........................................         47,800       3,396,788
  HBO & Co..................................................         71,000       2,502,750
  Houghton Mifflin Co.......................................        240,700       7,642,225
  Interpublic Group of Companies, Inc.......................         21,200       1,286,575
  Knight-Ridder, Inc........................................        252,100      13,881,256
  Lee Enterprises, Inc......................................        208,900       6,397,563
  McGraw-Hill, Inc..........................................         16,700       1,362,094
  Mediaone Group, Inc. (a)..................................        102,300       4,494,806
  Meredith Corp.............................................          8,900         417,744
  New York Times Co. (Class "A" Stock)......................         16,200       1,283,850
  Tele-Communications, Inc. (Series "A" Stock) (a)..........         85,468       3,285,176
  Time Warner, Inc..........................................         97,400       8,321,613
  Times Mirror Co. (Class "A" Stock)........................         14,900         936,838
  Tribune Co................................................         20,700       1,424,419
  Viacom, Inc. (Class "B" Stock) (a)........................         59,500       3,465,875
                                                                             --------------
                                                                                111,176,723
                                                                             --------------
METALS - FERROUS -- 0.7%
  AK Steel Holding Corp.....................................        191,800       3,428,425
  Allegheny Teledyne, Inc...................................         33,000         754,875

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Armco, Inc. (a)...........................................         18,200  $      116,025
  Bethlehem Steel Corp. (a).................................        925,200      11,507,175
  Inland Steel Industries, Inc..............................          8,200         231,138
  LTV Corp..................................................        841,400       8,045,888
  Material Sciences Corp. (a)...............................        397,900       4,625,588
  National Steel Corp. (Class "B"
    Stock) (a)..............................................        172,800       2,052,000
  Nucor Corp................................................         14,800         680,800
  USX-U.S. Steel Group, Inc.................................        291,600       9,622,800
  Worthington Industries, Inc...............................         16,300         245,519
                                                                             --------------
                                                                                 41,310,233
                                                                             --------------
METALS - NON FERROUS -- 0.8%
  Alcan Aluminum Ltd........................................         38,300       1,058,038
  Aluminum Company of America...............................        677,200      44,652,875
  Cyprus Amax Minerals Co...................................         15,700         208,025
  Inco Ltd..................................................         28,100         382,863
  Reynolds Metals Co........................................         12,400         693,625
                                                                             --------------
                                                                                 46,995,426
                                                                             --------------
MINERAL RESOURCES
  ASARCO, Inc...............................................          6,800         151,300
  Burlington Resources, Inc.................................         29,700       1,278,956
  Homestake Mining Co.......................................         35,600         369,350
  Phelps Dodge Corp.........................................          9,900         566,156
                                                                             --------------
                                                                                  2,365,762
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 1.0%
  Coltec Industries, Inc....................................        179,200       3,561,600
  Crane Co..................................................          7,700         373,931
  Donaldson Co., Inc........................................        448,600      10,598,175
  Ecolab, Inc...............................................         21,700         672,700
  General Signal Corp.......................................          7,300         262,800
  IDEX Corp.................................................        246,700       8,511,150
  ITT Industries, Inc.......................................         20,000         747,500
  Laidlaw, Inc..............................................         55,400         675,188
  Mark IV Industries, Inc...................................        355,500       7,687,688
  Millipore Corp............................................          7,300         198,925
  NACCO Industries, Inc. (Class "A" Stock)..................          1,400         180,950
  Pall Corp.................................................         21,000         430,500
  PPG Industries, Inc.......................................         30,000       2,086,875
  Textron, Inc..............................................         27,700       1,985,744
  Thermo Electron Corp. (a).................................         26,800         916,225
  Trinity Industries, Inc...................................        214,100       8,885,150
  Wolverine Tube, Inc. (a)..................................        155,300       5,901,400
  York International Corp...................................        110,600       4,818,013
                                                                             --------------
                                                                                 58,494,514
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.6%
  American Greetings Corp. (Class "A" Stock)................         12,300         626,531
  Black & Decker Corp.......................................         16,000         976,000
  Corning, Inc..............................................         38,900       1,351,775
  Eastman Kodak Co..........................................        197,400      14,422,538
  Jostens, Inc..............................................          6,500         156,813
  Minnesota Mining & Manufacturing Co.......................         68,800       5,654,500
  Polaroid Corp.............................................          7,600         270,275
  Rubbermaid, Inc...........................................         25,200         836,325
  Unilever N.V., ADR, (United Kingdom)......................        107,800       8,509,463
                                                                             --------------
                                                                                 32,804,220
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL
  Tenneco, Inc..............................................         28,700       1,092,394
                                                                             --------------
OIL & GAS -- 2.9%
  Amerada Hess Corp.........................................         15,400         836,413
  Amoco Corp................................................        164,000       6,826,500

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Anadarko Petroleum Corp...................................         10,100  $      678,594
  Ashland, Inc..............................................         12,700         655,638
  Atlantic Richfield Co.....................................         54,000       4,218,750
  Basin Exploration, Inc. (a)...............................         71,400       1,258,425
  Cabot Oil & Gas Corp. (Class "A" Stock)...................        363,800       7,276,000
  Chevron Corp..............................................        110,600       9,186,713
  Coastal Corp..............................................         17,900       1,249,644
  Eastern Enterprises.......................................          3,400         145,775
  Enron Oil & Gas Co........................................        198,700       4,023,675
  Exxon Corp................................................        415,400      29,623,213
  Kerr-McGee Corp...........................................          8,000         463,000
  Mobil Corp................................................        132,100      10,122,163
  Murphy Oil Corp...........................................        114,000       5,778,375
  NICOR, Inc................................................          8,100         325,013
  Noble Affiliates, Inc.....................................        208,900       7,938,200
  Pennzoil Co...............................................          8,000         405,000
  Phillips Petroleum Co.....................................         44,300       2,134,706
  Pioneer Natural Resources Co..............................      1,488,431      35,536,290
  Royal Dutch Petroleum Co..................................        361,200      19,798,275
  Seagull Energy Corp. (a)..................................        245,500       4,066,094
  Sun Co., Inc..............................................         15,900         617,119
  Texaco, Inc...............................................         92,300       5,509,156
  Union Pacific Resources Group, Inc........................         42,800         751,675
  Unocal Corp...............................................         41,500       1,483,625
  USX-Marathon Group........................................         48,600       1,667,588
  Western Gas Resources, Inc................................        423,100       6,187,838
                                                                             --------------
                                                                                168,763,457
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.9%
  Elf Aquitaine SA, ADR, (France)...........................        513,400      36,451,400
  Occidental Petroleum Corp.................................         57,100       1,541,700
  Oryx Energy Co. (a).......................................        524,800      11,611,200
                                                                             --------------
                                                                                 49,604,300
                                                                             --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp...............................................         16,100         507,150
  Baker Hughes, Inc.........................................         28,500         985,031
  Dresser Industries, Inc...................................         29,600       1,304,250
  Enron Corp................................................         55,300       2,989,656
  Halliburton Co............................................         44,100       1,965,206
  Helmerich & Payne, Inc....................................          8,500         189,125
  J. Ray McDermott, SA......................................        672,900      27,925,350
  McDermott International, Inc..............................      1,243,400      42,819,588
  ONEOK, Inc................................................          5,200         207,350
  Rowan Companies, Inc. (a).................................         14,600         283,788
  Schlumberger Ltd..........................................         83,800       5,724,588
  Western Atlas, Inc. (a)...................................          9,200         780,850
                                                                             --------------
                                                                                 85,681,932
                                                                             --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)................................        340,400       3,297,625
  Barrick Gold Corp.........................................         62,800       1,204,975
  Battle Mountain Gold Co...................................         38,700         229,781
  Freeport-McMoRan Copper & Gold, Inc.......................         32,600         495,113
  Newmont Mining Corp.......................................         26,400         623,700
  Placer Dome, Inc..........................................         41,600         488,800
                                                                             --------------
                                                                                  6,339,994
                                                                             --------------
RAILROADS -- 0.1%
  Burlington Northern Santa Fe Corp.........................         26,300       2,582,331
  CSX Corp..................................................         36,800       1,674,400
  Norfolk Southern Corp.....................................         63,500       1,893,094
  Union Pacific Corp........................................         41,600       1,835,600
                                                                             --------------
                                                                                  7,985,425
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
REAL ESTATE DEVELOPMENT -- 1.0%
  Crescent Operating, Inc. (a)..............................         67,240  $    1,143,080
  Crescent Real Estate Equities Co..........................      1,092,000      36,718,500
  Equity Residential Properties Trust.......................        150,900       7,158,319
  Vornado Realty Trust......................................        377,600      14,986,000
                                                                             --------------
                                                                                 60,005,899
                                                                             --------------
RESTAURANTS -- 0.2%
  McDonald's Corp...........................................        116,000       8,004,000
  Tricon Global Restaurants, Inc. (a).......................         25,600         811,200
  Wendy's International, Inc................................         22,300         524,050
                                                                             --------------
                                                                                  9,339,250
                                                                             --------------
RETAIL -- 3.5%
  Albertson's, Inc..........................................         41,400       2,145,038
  American Stores Co........................................         46,000       1,112,625
  AutoZone, Inc. (a)........................................         25,600         817,600
  Bombay Company, Inc. (a)..................................        571,600       2,715,100
  Charming Shoppes, Inc. (a)................................      3,332,400      15,828,900
  Circuit City Stores, Inc..................................         16,600         778,125
  Consolidated Stores Corp. (a).............................         18,100         656,125
  Costco Companies, Inc. (a)................................         36,100       2,276,556
  CVS Corp..................................................         64,400       2,507,575
  Dayton-Hudson Corp........................................         73,600       3,569,600
  Designs, Inc..............................................        203,900         318,594
  Dillard's, Inc............................................        149,000       6,174,188
  Federated Department Stores, Inc. (a).....................         35,300       1,899,581
  Great Atlantic & Pacific Tea Co., Inc.....................          6,400         211,600
  Harcourt General, Inc.....................................         11,900         708,050
  Home Depot, Inc...........................................        123,200      10,233,300
  IKON Office Solutions, Inc................................         22,700         330,569
  Jan Bell Marketing, Inc...................................        621,400       4,039,100
  Kmart Corp. (a)...........................................      2,579,100      49,647,675
  Kroger Co. (a)............................................         42,900       1,839,338
  Liz Claiborne, Inc........................................         11,300         590,425
  Longs Drug Stores, Inc....................................          6,500         187,688
  May Department Stores Co..................................         39,000       2,554,500
  Mercantile Stores Co., Inc................................          6,200         489,413
  Newell Co.................................................         26,800       1,334,975
  Nordstrom, Inc............................................         13,000       1,004,250
  Penney (J.C.) Co., Inc....................................         42,100       3,044,356
  Pep Boys - Manny, Moe & Jack..............................         10,700         202,631
  Phillips-Van Heusen Corp..................................        389,200       5,740,700
  Rite Aid Corp.............................................         43,400       1,630,213
  Sears, Roebuck & Co.......................................         66,000       4,030,125
  Sherwin-Williams Co.......................................         29,100         963,938
  Supervalu, Inc............................................         10,100         448,188
  Tandy Corp................................................         17,400         923,288
  The Gap, Inc..............................................         66,700       4,110,388
  The Limited, Inc..........................................        827,900      27,424,188
  TJX Companies, Inc........................................         54,400       1,312,400
  Toys 'R' Us, Inc. (a).....................................        405,900       9,564,019
  Venator Group, Inc. (a)...................................         22,700         434,138
  Wal-Mart Stores, Inc......................................        378,300      22,981,725
  Walgreen Co...............................................         83,400       3,445,463
  Winn-Dixie Stores, Inc....................................         25,000       1,279,688
                                                                             --------------
                                                                                201,505,938
                                                                             --------------
RUBBER -- 0.2%
  Cooper Tire & Rubber Co...................................         13,300         274,313
  Goodyear Tire & Rubber Co.................................        187,400      12,075,588
                                                                             --------------
                                                                                 12,349,901
                                                                             --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)..........................         27,700         365,294
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
TELECOMMUNICATIONS -- 3.0%
  Airtouch Communications, Inc. (a).........................         95,000  $    5,551,563
  Alcatel Alsthom, ADR, (France)............................        513,000      20,872,688
  Alltel Corp...............................................         31,000       1,441,500
  Ameritech Corp............................................        184,400       8,274,950
  Andrew Corp. (a)..........................................         14,900         269,131
  Ascend Communications, Inc. (a)...........................         32,500       1,610,781
  AT&T Corp.................................................        273,600      15,629,400
  Bell Atlantic Corp........................................        261,600      11,935,500
  BellSouth Corp............................................        167,000      11,209,875
  Deutsche Telekom AG, ADR, (Germany).......................        185,000       5,087,500
  DSC Communications Corp. (a)..............................         19,900         597,000
  Frontier Corp.............................................         27,700         872,550
  General Instrument Corp. (a)..............................         24,900         676,969
  GTE Corp..................................................        161,300       8,972,313
  Lucent Technologies, Inc..................................        219,200      18,234,700
  MCI Communications Corp...................................        117,300       6,818,063
  Nextel Communications, Inc. (Class "A" Stock) (a).........         44,200       1,099,475
  Northern Telecom Ltd......................................         87,700       4,976,975
  SBC Communications, Inc...................................        308,800      12,352,000
  Scientific-Atlanta, Inc...................................         13,300         337,488
  Sprint Corp...............................................         72,400       5,104,200
  Telecomunicacoes Brasileiras, S.A., ADR, (Brazil).........        168,000      18,343,500
  Tellabs, Inc. (a).........................................         30,600       2,191,725
  US West, Inc..............................................         83,541       3,926,432
  WorldCom, Inc. (a)........................................        170,600       8,263,438
                                                                             --------------
                                                                                174,649,716
                                                                             --------------
TEXTILES -- 0.1%
  National Service Industries, Inc..........................          7,200         366,300
  Pillowtex Corp............................................         73,932       2,966,522
  Russell Corp..............................................          6,100         184,144
  Springs Industries, Inc...................................          3,400         156,825
  Tultex Corp. (a)..........................................        362,600         883,838
  VF Corp...................................................         20,600       1,060,900
                                                                             --------------
                                                                                  5,618,529
                                                                             --------------
TOBACCO -- 0.6%
  B.A.T. Industries, PLC, ADR, (United Kingdom).............        432,600       8,733,113
  Philip Morris Co., Inc....................................        699,700      27,550,688
  UST, Inc..................................................         31,000         837,000
                                                                             --------------
                                                                                 37,120,801
                                                                             --------------
TOYS -- 0.1%
  Hasbro, Inc...............................................         22,400         880,600
  Mattel, Inc...............................................         49,000       2,073,313
                                                                             --------------
                                                                                  2,953,913
                                                                             --------------
TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp. (a).................................         24,700       1,549,925
  Ryder System, Inc.........................................         12,900         407,156
  Yellow Corp. (b)..........................................        178,700       3,317,119
                                                                             --------------
                                                                                  5,274,200
                                                                             --------------
UTILITY - ELECTRIC -- 0.6%
  Ameren Corp...............................................         23,100         918,225
  American Electric Power Co., Inc..........................         31,900       1,447,463
  Baltimore Gas & Electric Co...............................         24,900         773,456
  Carolina Power & Light Co.................................         25,300       1,097,388
  Central & South West Corp.................................         35,700         959,438
  CINergy Corp..............................................         26,600         931,000
  Consolidated Edison, Inc..................................         39,600       1,824,075
  Dominion Resources, Inc...................................         32,600       1,328,450
  DTE Energy Co.............................................         24,400         985,150
  Duke Energy Corp..........................................         60,600       3,590,550

JUNE 30, 1998 (UNAUDITED)

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Edison International......................................         64,300  $    1,900,869
  Entergy Corp..............................................         41,100       1,181,625
  FirstEnergy Corp..........................................         38,800       1,193,100
  FPL Group, Inc............................................         30,600       1,927,800
  GPU, Inc..................................................         21,400         809,188
  Houston Industries, Inc...................................         47,600       1,469,650
  Niagara Mohawk Power Corp. (a)............................         24,300         362,981
  Northern States Power Co..................................         25,100         718,488
  Pacific Gas & Electric Co.................................         64,200       2,026,313
  PacifiCorp................................................         50,000       1,131,250
  PECO Energy Co............................................         37,500       1,094,531
  PP&L Resources, Inc.......................................         27,900         632,981
  Public Service Enterprise Group, Inc......................         39,100       1,346,506
  Southern Co...............................................        116,200       3,217,288
  Texas Utilities Co........................................         41,500       1,727,438
  Unicom Corp...............................................         36,500       1,279,781
                                                                             --------------
                                                                                 35,874,984
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $2,637,225,219)....................................................   2,995,727,880
                                                                             --------------

PREFERRED STOCKS -- 0.4%
FINANCIAL SERVICES
  Central Hispano Capital Corp.,............................      1,000,000      25,450,000
                                                                             --------------
    (cost $25,440,000)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
LONG-TERM BONDS -- 42.3%                               RATING       (000)
                                                    ------------  ---------
AEROSPACE -- 0.2%
  Raytheon Co.,
    5.95%, 03/15/01...............................      Baa1      $  14,000      13,944,000
                                                                             --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1           2,875       2,936,812
                                                                             --------------
AIRLINES -- 2.4%
  Calair Capital Corp.,
    8.125%, 04/01/08..............................      Ba2           6,000       5,985,000
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,887,819
    10.375%, 02/01/11(c)..........................      Baa3         31,250      41,236,875
  United Airlines, Inc.,
    5.908%, 03/02/04..............................      Aa2           7,812       7,780,721
    9.75%, 08/15/21...............................      Baa3          8,125      10,577,531
    10.67%, 05/01/04..............................      Baa3         19,500      23,297,820
    11.21%, 05/01/14..............................      Baa3         17,500      24,310,650
                                                                             --------------
                                                                                138,076,416
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.3%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,027,520
  MBNA Master Credit Card Trust,
    5.695%, 11/15/02..............................       NR           1,000       1,000,620
  Premier Auto Trust,
    5.82%, 12/08/00...............................      Aaa           3,000       3,000,469
  SMS Student Loan Trust 1998-A,
    5.739%, 10/26/28..............................      Aaa           3,150       3,150,984
  Standard Credit Card Master Trust,
    5.95%, 10/07/04(b)............................      Aaa           4,500       4,490,145
                                                                             --------------
                                                                                 15,669,738
                                                                             --------------
AUTO - CARS & TRUCKS -- 0.2%
  Navistar International Corp.,
    7.00%, 02/01/03...............................      Ba1          11,500      11,528,750
                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
BANKS AND SAVINGS & LOANS -- 3.8%
  Banc One Corp.,
    5.658%, 09/30/99..............................      Aa3       $   5,000  $    5,017,300
  Banco Ganadero, SA, M.T.N., (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,409,500
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           5,400       5,481,000
  BankAmerica Corp.,
    5.788%, 09/26/01..............................      Aa3           8,900       8,922,250
  Bankers Trust New York Corp.,
    5.754%, 08/06/00..............................       A2           2,500       2,491,250
  BT Securities Corp.,
    5.949%, 02/24/00..............................       A3           5,000       4,957,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,186,322
  Central Hispano Financial Services, (Portugal),
    6.219%, 04/28/05..............................       A3           5,000       5,020,000
  Chase Manhattan Corp.,
    5.838%, 02/13/03..............................       A2           3,000       3,000,000
  Chemical Banking,
    5.891%, 02/28/00..............................      Aa3           6,000       6,026,400
  Citicorp, M.T.N.,
    5.861%, 05/15/00..............................      Aa3          10,000      10,045,600
  First Chicago NBD Corp.,
    5.768%, 06/10/02..............................       A1          10,000       9,990,300
  Huntington National Bank,
    5.788%, 12/02/01..............................       A1           5,000       5,000,000
  Kansallis-Osake-Pankki, (Finland),
    8.65%, 01/01/49(b)............................       A3           9,000       9,228,960
  Key Bank N.A.,
    5.688%, 08/29/00..............................      Aa3           7,000       6,978,370
  MBNA America Bank N.A.,
    5.888%, 07/18/01..............................      Baa1          5,000       4,986,500
  MBNA Corp.,
    6.038%, 09/08/00..............................      Baa2          3,000       2,997,000
  Merita Bank Ltd.,
    7.50%, 12/29/49(b)............................       NR          12,000      12,449,280
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,967,351
    6.60%, 12/10/07...............................       A1           5,000       5,043,000
  National Bank of Hungary,
    7.191%, 08/29/99..............................      Baa2          5,000       5,062,500
  Nationsbank Corp.,
    5.858%, 06/19/02..............................       A1           5,000       5,028,300
  Norwest Corp.,
    5.738%, 11/13/01..............................      Aa3           8,450       8,446,620
  Okobank, (Finland),
    7.238%, 09/27/49(b)...........................       A3          18,750      18,328,125
    7.325%, 10/29/49..............................       A3           9,000       9,081,000
    7.70%, 10/29/49(b)............................       A3           3,500       3,531,500
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11(b)............................      AA3           5,000       5,097,800
  Suntrust Bank, Inc.,
    5.768%, 04/22/02..............................       A1          10,000      10,005,500
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49(b)...........................       A1           5,000       5,100,000
                                                                             --------------
                                                                                217,878,728
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.8%
  Rogers Cablesystems, Inc., (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,220,000

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Tele-Communications, Inc.,
    6.328%, 04/03/02..............................      Baa3      $   2,000  $    2,030,300
    6.34%, 02/01/02...............................      Baa3          8,500       8,468,635
    6.375%, 09/15/99..............................      Baa3          6,400       6,429,376
    6.438%, 12/20/00..............................      Ba1           5,000       5,059,900
    7.375%, 02/15/00..............................      Ba1           6,000       6,126,300
    9.875%, 06/15/22..............................      Baa3         12,878      17,474,158
                                                                             --------------
                                                                                 47,808,669
                                                                             --------------
COMPUTERS SOFTWARE & SERVICES -- 0.8%
  Computer Associates International, Inc.,
    6.375%, 04/15/05..............................      Baa1         28,250      27,967,500
    6.50%, 04/15/08...............................      Baa1         20,000      19,746,800
                                                                             --------------
                                                                                 47,714,300
                                                                             --------------
CONSULTING -- 0.5%
  Comdisco, Inc.,
    5.94%, 04/13/00...............................      Baa1         12,500      12,468,750
    6.11%, 08/04/99...............................      Baa1         12,500      12,533,375
    6.375%, 11/30/01..............................      Baa1          2,700       2,711,448
                                                                             --------------
                                                                                 27,713,573
                                                                             --------------
CONSUMER SERVICES -- 0.9%
  Loewen Group, Inc.,
    7.20%, 06/01/03...............................      Ba1          20,000      19,923,200
    7.60%, 06/01/08...............................      Ba1          28,200      28,075,074
  Service Corp. International,
    7.00%, 06/01/15...............................       A3           2,500       2,700,650
                                                                             --------------
                                                                                 50,698,924
                                                                             --------------
CONTAINERS -- 1.0%
  Owens-Illinois, Inc.,
    7.15%, 05/15/05...............................      Ba1          40,000      40,388,000
    7.80%, 05/15/18...............................      Ba1          15,000      15,384,150
                                                                             --------------
                                                                                 55,772,150
                                                                             --------------
DRUGS & HEALTHCARE -- 0.8%
  Mallinckrodt, Inc.,
    6.30%, 03/15/11...............................      Baa2          8,000       7,990,000
  Tenet Healthcare Corp.,
    7.875%, 01/15/03..............................      Ba1          25,275      25,717,312
    8.625%, 12/01/03..............................      Ba1          10,000      10,500,000
                                                                             --------------
                                                                                 44,207,312
                                                                             --------------
ENERGY -- 0.1%
  MCN Investment Corp.,
    6.30%, 04/02/11...............................      Baa2          8,250       8,224,425
                                                                             --------------
FINANCIAL SERVICES -- 4.7%
  AIC Corp.,
    5.861%, 10/02/02..............................       A1           8,000       7,962,400
  AT&T Capital Corp., M.T.N.,
    6.25%, 05/15/01...............................      Baa3         16,500      16,540,590
  Avco Financial Services,
    5.739%, 11/17/99..............................       A2           3,500       3,505,390
  Caterpillar Financial Services,
    5.718%, 10/12/00..............................       A2           3,000       3,004,560
    5.774%, 04/10/00..............................       A2           5,000       5,019,600
  Conseco, Inc.,
    6.40%, 06/15/01...............................      Baa3         25,000      24,937,500
    6.80%, 06/15/05...............................      Baa3          2,000       1,992,500
    8.70%, 11/15/26(c)............................      Ba2          30,038      33,768,758
    8.796%, 04/01/27..............................      Ba2          12,800      14,502,144
  ContiFinancial Corp.,
    7.50%, 03/15/02...............................      Ba1           8,340       8,335,997
    8.125%, 04/01/08..............................      Ba1          10,700      10,830,647
    8.375%, 08/15/03..............................      Ba1           5,000       5,177,950

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Ford Motor Credit Co.,
    5.813%, 02/13/03..............................       A1       $  10,000  $    9,997,600
  General Motors Acceptance Corp., M.T.N.,
    5.719%, 10/30/00..............................       A3          10,000       9,988,900
    5.95%, 04/20/01...............................       A2          14,700      14,663,250
  Household Finance Corp.,
    5.819%, 05/04/01..............................       A2           8,000       7,991,200
  International Lease Finance Corp.,
    6.00%, 05/15/02...............................       A1          43,100      42,936,220
  PT Alatief Freeport Co., (Netherlands),
    9.75%, 04/15/01...............................       B3           7,600       6,764,000
  Santander International,
    5.699%, 08/14/02..............................      Aa3           6,500       6,485,511
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          24,431      24,424,783
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         12,000      12,919,560
                                                                             --------------
                                                                                271,749,060
                                                                             --------------
FOREST PRODUCTS -- 0.2%
  Fort James Corp.,
    6.234%, 03/15/11..............................      Baa3         11,000      10,986,250
                                                                             --------------
INDUSTRIAL -- 1.7%
  Blount Inc.,
    7.00%, 06/15/05...............................      BA1          20,000      19,719,400
  Compania Sud Americana de Vapores, S.A.,
    (Chile),
    7.375%, 12/08/03..............................       NR           5,650       5,438,125
  Security Capital Group,
    6.95%, 06/15/05...............................      Baa1          4,500       4,494,375
    7.70%, 06/15/28...............................      Baa1          5,000       5,052,700
  U.S. Filter Corp.,
    6.375%, 05/15/01..............................      Ba1          20,000      19,976,600
    6.50%, 05/15/03...............................      Ba1          42,000      41,906,340
                                                                             --------------
                                                                                 96,587,540
                                                                             --------------
INVESTMENT BANKING -- 3.9%
  Bear Stearns & Co.,
    5.724%, 10/10/00..............................       A2           5,000       4,993,500
  Dean Witter, Discover & Co.
    5.941%, 02/13/01..............................       A1           4,500       4,500,000
  Donaldson, Lufkin & Jenrette, Inc.,
    5.938%, 09/18/02..............................       A3           7,500       7,488,750
  Goldman, Sachs Group,
    5.999%, 01/30/02..............................       A1          10,000      10,000,000
  Lehman Brothers Holdings, Inc.,
    5.988%, 09/03/02..............................      Baa1         10,000       9,980,900
    6.40%, 08/30/00(c)............................      Baa1         93,250      93,774,997
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    5.838%, 06/24/03..............................      Aa3          10,000       9,990,000
  Morgan Stanley Group, Inc.,
    5.838%, 12/19/01..............................       A1           5,000       5,024,500
  Morgan Stanley Dean Witter Discover & Co.,
    M.T.N.,
    5.89%, 03/20/00...............................       A1          15,000      14,989,500
    6.09%, 03/09/01...............................       A1          15,000      15,019,500
  PaineWebber Group, Inc.,
    6.238%, 10/03/02..............................      Baa1          5,000       5,006,950


JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Salomon, Inc.,
    6.238%, 09/18/01..............................       A2       $   5,000  $    5,061,500
    6.50%, 03/01/00...............................       A2          19,000      19,144,400
    6.59%, 02/21/01...............................       A2           8,250       8,364,345
    6.75%, 08/15/03...............................       A2           5,000       5,123,350
    7.25%, 05/01/01...............................       A2           8,625       8,869,691
                                                                             --------------
                                                                                227,331,883
                                                                             --------------
LODGING -- 0.9%
  ITT Corp.,
    6.25%, 11/15/00...............................      Ba1          41,983      40,916,632
    6.75%, 11/15/03...............................      Baa2         12,000      11,605,200
                                                                             --------------
                                                                                 52,521,832
                                                                             --------------
MEDIA -- 1.2%
  CBS Corp.,
    7.15%, 05/20/05...............................      Ba1          23,500      23,500,000
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,345,791
  Viacom, Inc.,
    7.75%, 06/01/05...............................      Ba2          34,350      36,598,208
                                                                             --------------
                                                                                 69,443,999
                                                                             --------------
MISCELLANEOUS -- 0.2%
  Excelsior Master Trust,
    5.868%, 03/15/04..............................      Aaa           5,000       5,000,000
  New York City,
    6.023%, 08/01/02..............................       A3           5,000       4,997,500
    6.023%, 08/08/02..............................       A3           1,500       1,498,500
                                                                             --------------
                                                                                 11,496,000
                                                                             --------------
OIL & GAS -- 0.1%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,116,000
                                                                             --------------
OIL & GAS SERVICES -- 1.7%
  KN Energy, Inc.,
    6.30%, 03/01/01...............................      Baa2         20,000      20,033,200
  R&B Falcon Corp.,
    6.50%, 04/15/03...............................      Ba1           4,000       3,958,400
    6.75%, 04/15/05...............................      Ba1          35,750      35,347,098
  Williams Companies, Inc.,
    5.95%, 02/15/00...............................      Baa2         41,000      40,848,300
                                                                             --------------
                                                                                100,186,998
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 1.5%
  EOP Operating, L.P.,
    6.50%, 06/15/04...............................      Baa1          6,000       5,988,000
    6.625%, 02/15/05..............................      Baa1         18,187      18,199,731
  ERP Operating, L.P.,
    6.63%, 04/13/15...............................       A3          15,300      15,376,500
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      24,688,500
  Gables Realty Trust,
    6.80%, 03/15/05...............................      Baa2          7,500       7,443,750
  Simon Debartolo Group, Inc.,
    6.75%, 06/15/05...............................      Baa1         17,500      17,390,625
                                                                             --------------
                                                                                 89,087,106
                                                                             --------------
RETAIL -- 2.0%
  Dayton Hudson,
    5.95%, 06/15/00...............................       A3           9,000       8,992,710

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Baa2      $   3,600  $    3,845,520
    8.50%, 06/15/03(b)............................      Baa2         54,890      59,830,100
    10.00%, 02/15/01..............................      Baa2         11,000      11,979,000
  Meyer (Fred), Inc.,
    7.15%, 03/01/03...............................      Ba2          32,545      32,705,447
                                                                             --------------
                                                                                117,352,777
                                                                             --------------
TELECOMMUNICATIONS -- 1.8%
  360 Communication Co.,
    7.125%, 03/01/03..............................      Baa1         23,776      24,661,180
    7.50%, 03/01/06...............................      Baa1         35,000      37,309,300
    7.60%, 04/01/09...............................      Baa1          6,250       6,762,313
  AT&T Universal Card Master Trust,
    5.789%, 04/19/04..............................      Aaa           4,000       4,005,000
  Cable & Wire Communications, Inc., (United
    Kingdom),
    6.375%, 03/06/03..............................      Baa1          9,300       9,323,250
    6.625%, 03/06/05..............................      Baa1          5,000       5,031,250
  US West Capital Corp.,
    6.875%, 07/15/28..............................       A3          15,800      15,807,900
                                                                             --------------
                                                                                102,900,193
                                                                             --------------
TOBACCO -- 0.5%
  Philip Morris Cos., Inc.,
    6.15%, 03/15/10...............................       A2          20,000      19,975,000
  RJR Nabisco, Inc.,
    8.75%, 08/15/05...............................      Baa3          4,600       4,797,202
    9.25%, 08/15/13...............................      Baa3          7,000       7,550,620
                                                                             --------------
                                                                                 32,322,822
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.9%
  Enterprise Rent-A-Car USA Finance Co.,
    6.35%, 01/15/01...............................      Baa3         21,000      21,105,000
    6.95%, 03/01/04...............................      Baa2          7,500       7,603,125
    7.00%, 06/15/00...............................      Baa2         13,500      13,702,500
  Ryder System, Inc.,
    7.51%, 03/24/00...............................      Baa1          3,000       3,077,550
    8.34%, 01/26/00...............................      Baa1          5,000       5,179,650
                                                                             --------------
                                                                                 50,667,825
                                                                             --------------
UTILITIES -- 0.8%
  Consolidated Edison,
    5.748%, 06/15/02..............................       A1           7,000       7,010,710
    5.788%, 12/15/01..............................       A1           3,000       3,007,410
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1          1,000       1,018,710
    6.875%, 12/15/07..............................      Baa1          4,550       4,671,986
  Hydro-Quebec, (Canada),
    5.813%, 09/29/49..............................       A+           6,250       5,531,250
  Niagara Mohawk Power,
    7.00%, 10/01/00...............................      Ba3          25,000      25,031,250
                                                                             --------------
                                                                                 46,271,316
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 7.9%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19(b)......................                   11,800       3,394,388
  United States Treasury Bonds,
    8.00%, 11/15/21...............................                  131,300     169,253,578

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.375%, 02/15/01..............................                $  32,300  $   32,188,888
    5.50%, 02/29/00...............................                    4,900       4,898,481
    5.50%, 01/31/03...............................                   10,200      10,192,044
    5.625%, 05/15/08..............................                    8,875       8,995,611
    5.75%, 04/30/03...............................                    4,700       4,746,248
    6.125%, 11/15/27..............................                  180,950     193,898,782
    6.50%, 05/15/05...............................                    1,200       1,266,564
    6.625%, 03/31/02..............................                   19,100      19,783,398
    7.25%, 05/15/04...............................                    8,900       9,656,500
                                                                             --------------
                                                                                458,274,482
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 0.4%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N.,
    8.625%, 06/02/00..............................      Baa3          5,500       5,582,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          14,600      11,680,000
  Republic of Argentina,
    6.625%, 03/31/05..............................       B1           1,929       1,699,973
  Republic of Panama,
    6.75%, 05/14/02...............................      Ba1           1,846       1,800,045
  United Mexican States,
    7.002%, 06/27/02..............................      Ba2           2,000       1,952,000
                                                                             --------------
                                                                                 22,714,518
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,404,801,952)....................................................   2,446,184,398
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $5,067,467,171)....................................................   5,467,362,278
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.2%
ASSET-BACKED SECURITIES -- 0.1%
  Restructured Asset Securities Enhanced Return
    (d),
    5.646%, 07/28/98..............................       NR           4,000       4,000,000
  Strategic Money Market Trust 1997-A (d),
    5.688%, 09/23/98..............................       NR           5,000       5,000,000
                                                                             --------------
                                                                                  9,000,000
                                                                             --------------
BANK NOTES -- 0.1%
  American Express Centurion
    Bank, (d) 5.616%, 07/22/98....................       NR           5,000       5,000,000
  US-Bank, N.A., (d)
    5.522%, 07/15/98..............................       NR           3,000       2,999,261
                                                                             --------------
                                                                                  7,999,261
                                                                             --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.2%
  Bank of New York,
    5.75%, 05/14/99...............................       P1           3,000       3,000,718
  CoreStates Bank, N.A., (d)
    5.606%, 07/21/98..............................       NR           1,000       1,000,000
  Taubman Realty Group,
    6.519%, 07/27/98..............................       NR           5,500       5,476,405
                                                                             --------------
                                                                                  9,477,123
                                                                             --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 0.4%
  Abbey National Treasury Services, PLC, (United
    Kingdom),
    5.50%, 02/05/99...............................       NR           6,000       5,997,207
  Barclays American Corp., (d)
    5.521%, 07/02/98..............................       P3           3,000       2,997,817


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Credit Agricole Indosuez,
    5.75%, 04/16/99...............................       NR       $   3,000  $    3,000,807
  Dresdner U.S. Finance,
    5.95%, 10/20/98...............................       P3           5,000       4,999,521
  Westdeutsche Landesbank Girozentral, (Germany),
    5.82%, 08/03/98...............................       P1           2,000       1,999,860
    5.83%, 08/03/98...............................       P1           3,000       2,999,803
                                                                             --------------
                                                                                 21,995,015
                                                                             --------------
COMMERCIAL PAPER -- 0.6%
  Baxter International,
    5.95%, 07/07/98...............................       P2           4,300       4,295,736
  Centric Capital Corp.,
    5.55%, 09/28/98...............................       NR           2,000       1,972,558
  Commercial Credit Co.,
    5.58%, 07/28/98...............................       P1           4,300       4,282,005
  Du Pont (E.I.) de Nemours &
    Co., 5.54%, 08/10/98..........................       P3           4,300       4,273,531
  First Data Corp.,
    5.52%, 09/15/98...............................       NR           2,000       1,976,693
  General Electric Capital Corp.,
    5.53%, 09/03/98...............................       NR           5,300       5,247,895
  International Lease Finance Corp.,
    5.75%, 07/01/98...............................       A1           2,300       2,300,000
  Merck & Co., Inc.,
    6.10%, 07/01/98...............................       NR           4,094       4,094,000
  Old Line Funding Corp.,
    5.70%, 08/04/98...............................       NR           4,359       4,335,534
  Wood Street Funding Corp.,
    6.00%, 07/07/98...............................       NR           2,000       1,998,000
                                                                             --------------
                                                                                 34,775,952
                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Province of Quebec, (Canada),
    5.988%, 06/15/99..............................       A2           2,000       1,999,875
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 1.1%
  Abbey National Treasury, (United Kingdom),
    5.625%, 03/08/99..............................      Aa2           5,500       5,497,800
  Advanta Corp., M.T.N.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,707,800
  AT&T Capital Corp., M.T.N.,
    5.934%, 01/14/99..............................      Baa3         10,000      10,000,000
    6.65%, 04/30/99...............................      Baa3         24,500      24,607,800
  Baltimore Gas & Electric,
    5.668%, 03/15/99..............................       A2           4,000       4,001,280
  Bank of Boston N.A.,
    5.848%, 01/25/99..............................       A2           2,500       2,503,925
  General Motors Acceptance Corp., (d)
    5.568%, 09/21/98..............................       P1           3,500       3,499,110
    6.00%, 07/13/98...............................       P1           1,000       1,000,025
                                                                             --------------
                                                                                 60,817,740
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------

TIME DEPOSIT - EURODOLLAR -- 0.1%
  Deutsche Bank,
    6.25%, 07/01/98...............................       P3       $   4,300  $    4,300,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bills,
    5.015%, 09/17/98..............................                    5,700       5,638,065
    5.035%, 09/17/98..............................                    2,200       2,176,000
    5.05%, 09/17/98...............................                    3,850       3,807,875
                                                                             --------------
                                                                                 11,621,940
                                                                             --------------
REPURCHASE AGREEMENT -- 2.4%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5).....................                  140,082     140,082,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $302,383,784)......................................................     302,068,906
                                                                             --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,369,850,955; Note 6)............................................   5,769,431,184
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (E).............................
                                                                                 (1,626,609)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.3%........................
                                                                                 19,614,550
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $5,787,419,125
                                                                             --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  L.P.  Limited Partnership
M.T.N.  Medium Term Note
  PLC   Public Limited Company (British Corporation)
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities-$91,318,472.

(d) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1998.

(e)  Open futures contracts as of June 30, 1998 are as follows:

               NUMBER OF                                       EXPIRATION      VALUE AT        VALUE AT
               CONTRACTS                         TYPE             DATE        TRADE DATE    JUNE 30, 1998     APPRECIATION
            Long Positions:

                  659                             U.S. T-Note    Sep 98      $  72,072,977   $ 72,284,063     $    211,086
                  810                           S&P 500 Index    Sep 98      $ 255,506,450   $231,457,500     $  5,951,050
                   7                              U.S. T-Bond    Sep 98      $     859,031   $    865,156     $      6,125


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

                           HIGH YIELD BOND PORTFOLIO
JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.0%                                                       PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 88.9%                               RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 0.6%
  Compass Aerospace Corp., Sr. Sub. Notes.........      Caa1      10.125%  04/15/05  $   1,500  $    1,530,000
  Sequa Corp., Sr. Sub. Notes.....................       B3       9.375%   12/15/03      2,000       2,070,000
  Stellex Industries, Inc., Sr. Sub. Notes........       B3        9.50%   11/01/07      1,000         982,500
                                                                                                --------------
                                                                                                     4,582,500
                                                                                                --------------
AUTOMOTIVE PARTS -- 2.3%
  AM General Corp., Sr. Notes.....................       B3       12.875%  05/01/02      3,700       3,700,000
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,360,000
  Paragon Corp. Holdings, Sr. Notes...............       B3       9.625%   04/01/08      2,000       1,780,000
  Stanadyne Automotive, Sr. Sub. Notes............      Caa       10.25%   12/15/07      3,000       3,075,000
  Venture Holdings Trust, Sr. Notes...............       NR        9.50%   07/01/05      2,700       2,730,375
  Walbro Corp., Sr. Notes.........................       B2       10.125%  12/15/07      1,000         982,500
                                                                                                --------------
                                                                                                    16,627,875
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 2.5%
  American Lawyer Media Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 12/15/02)...........       B3       12.25%   12/15/08      5,000       3,181,250
  Cumulus Media, Sr. Sub. Notes...................       B3       10.375%  07/01/08      1,750       1,776,250
  Globo Communicacoes E Particip., Sr. Notes......       NR       10.50%   12/20/06      2,040       1,825,800
  Globo Communicacoes, Sr. Notes..................       B1       10.625%  12/05/08      1,000         885,000
  Liberty Group Publishing, Sr. Disc. Notes, Zero
    Coupon (until 2/01/01)........................      Caa1      11.625%  02/01/09        550         339,625
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      2,500       2,681,250
  Shop At Home, Inc., Sr. Sec'd. Notes............       B1       11.00%   04/01/05      1,250       1,318,750
  Telemundo Group Inc., Sr. Disc. Notes...........       B1        7.00%   02/15/06        750         808,125
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/08      3,650       2,409,000
  TV Azteca SA de CV, Sr. Notes...................       NR       10.50%   02/15/07      2,850       2,850,000
                                                                                                --------------
                                                                                                    18,075,050
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 3.5%
  Ainsworth Lumber Co., Ltd., Bonds...............       B3       12.50%   07/15/07      3,125       3,359,375
  Engle Homes, Inc., Gtd. Notes...................       B1        9.25%   02/01/08      2,500       2,468,750
  Engle Homes, Inc., Sr. Notes....................       B1        9.25%   02/01/08      2,500       2,462,500
  Falcon Building Products, Inc., Sr. Sub. Disc.
    Notes, Zero Coupon (until 6/15/02)............       NR       10.50%   06/15/07      1,900       1,263,500
  New Millenium Homes, Sr. Notes..................       NR       12.00%   09/03/04      3,000       2,955,000
  Presley Co., Sr. Sub. Notes.....................       B2       12.50%   07/01/01      6,907       6,492,580
  Webb (Del E.), Sr. Sub. Deb.....................       B2       9.375%   05/01/09      3,000       2,962,500
  Wickes Lumber Co., Sr. Notes....................       B3       11.625%  12/15/03      3,000       2,917,500
                                                                                                --------------
                                                                                                    24,881,705
                                                                                                --------------
CABLE -- 4.4%
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................       NR       15.00%   12/01/07      3,245       1,898,325
  Diamond Cable Communications, Sr. Disc. Notes,
    Zero Coupon (until 2/15/02)...................       NR       12.75%   02/15/07      4,000       2,960,000
  Diva Systems Corp., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.625%  03/01/08      1,000         470,000
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00)...............................       B3       13.125%  03/15/04      1,500       1,378,125
  Falcon Holdings Group, Sr. Disc. Deb., Zero
    Coupon (until 4/15/03)........................       B2       9.285%   04/15/10      2,000       1,295,000
  Intermedia Capital Partners, Sr. Notes..........       B2       11.25%   08/01/06      3,380       3,819,400
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/01)...................       B3       12.75%   04/15/05      4,350       3,849,750
  International Cabletel, Inc., Zero Coupon (until
    10/15/98).....................................       B3       10.875%  10/15/03      1,500       1,500,000
  NTL, Inc., Sr. Notes, Zero Coupon (until
    4/01/03)......................................       B3        9.75%   04/01/08      2,000       1,300,000
  Renaissance Media, Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       B3       10.00%   04/15/08      1,000         622,500
  Rogers Cablesystems Inc., Sr. Sec'd. Deb.,
    (Canada)......................................      Ba3       10.00%   12/01/07      1,000       1,110,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes,
    (Canada)......................................      Ba3       10.00%   03/15/05      1,750       1,942,500
  Scott Cable Communications, Jr. Sub. PIK........       NR       16.00%   07/18/02        108           8,640
  Scott Cable Communications, PIK.................       NR       15.00%   03/18/02        908         889,656
  Star Choice Communications, Inc., Sr. Notes,
    (Canada)......................................       NR       13.00%   12/15/05      3,000       3,060,000
  Telewest Communications PLC, Sr. Disc. Deb.,
    Zero Coupon (until 10/01/00)..................       B1       11.00%   10/01/07      3,000       2,475,000
  United International Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       10.75%   02/15/08      4,500       2,745,000
                                                                                                --------------
                                                                                                    31,323,896
                                                                                                --------------
CHEMICALS -- 0.8%
  Borden Chemicals & Plastics, L.P., Sr. Notes....      Ba2        9.50%   05/01/05      1,500       1,500,000
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 8/15/01)............      Caa       13.50%   08/15/08      5,060       2,884,200
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       11.75%   08/15/06      1,000       1,000,000
                                                                                                --------------
                                                                                                     5,384,200
                                                                                                --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
CONSUMER PRODUCTS -- 4.9%
  Coinstar Inc., Sr. Disc. Notes, Zero Coupon
    (until 10/01/99)..............................       NR       13.00%   10/01/06  $   4,275  $    3,569,625
  Corning Consumer Products, Sr. Sub. Notes.......       B3       9.625%   05/01/08      2,500       2,481,250
  Edison Brothers Corp., Sr. Notes................       NR       11.00%   09/26/07      3,680       2,833,600
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 2/01/00)...................       NR       13.25%   02/01/04      2,000         880,000
  French Fragrances, Inc., Sr. Notes..............       B2       10.375%  05/15/07      2,470       2,618,200
  Hedstrom Corp., Sr. Sub. Notes..................       NR       10.00%   06/01/07        900         922,500
  Hedstrom Holding, Inc., Sr. Disc. Notes, Zero
    Coupon (until 6/01/02)........................       NR       12.00%   06/01/09        400         252,000
  Icon Health & Fitness, Sr. Sub. Notes...........      Caa       13.00%   07/15/02      3,000       3,000,000
  IHF Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/15/99)..............................       NR       15.00%   11/15/04      2,250       1,575,000
  Interact Systems Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/1/99).........................       NR       14.00%   08/01/03      4,400       1,980,000
  La Petite Holdings, Sr. Notes...................       B3       10.00%   05/15/08        750         757,500
  Packaging Resources Group, Sr. Notes............       NR       13.00%   06/30/03      1,985       1,488,670
  Radnor Holdings, Sr. Notes......................       B2       10.00%   12/01/03      1,500       1,560,000
  Rayovac Corp., Sr. Sub. Notes...................       B3       10.25%   11/01/06      2,080       2,256,800
  Remington Products Co., Sr. Sub. Notes..........       B3       11.00%   05/15/06      2,625       2,415,000
  Sealy Corp., Sr. Disc. Notes, Zero Coupon (until
    12/15/02).....................................       B3       10.875%  12/15/07      2,500       1,625,000
  Syratech Corp., Sr. Notes.......................       B1       11.00%   04/15/07      2,500       2,225,000
  Waste System International, Sr. Sub. Notes......      Caa1       7.00%   05/13/05      2,000       2,030,000
                                                                                                --------------
                                                                                                    34,470,145
                                                                                                --------------
DRUGS & HEALTHCARE -- 4.1%
  Abbey Healthcare Group, Inc., Bonds.............       B1        9.50%   11/01/02      1,000         990,000
  Dade International, Inc., Sr. Sub Notes.........       B3       11.125%  05/01/06      6,250       7,062,500
  Fresenius Medical Co., Gtd. Notes...............      Ba3       7.875%   02/01/08      2,100       2,063,250
  Graham-Field Health Products, Inc., Sr. Sub.
    Notes.........................................       B3        9.75%   08/15/07      5,000       4,500,000
  Integrated Health Services, Inc., Sr. Sub.
    Notes.........................................       B2        9.25%   01/15/08      2,100       2,181,375
  Magellan Health Services, Bonds.................       B3        9.00%   02/15/08      4,000       3,960,000
  Medaphis Corp., Sr. Notes.......................       B2        9.50%   02/15/05      1,500       1,455,000
  Mediq, Inc., Sr. Sub. Notes.....................       B3       11.00%   06/01/08      2,000       2,050,000
  Paracelsus Health, Sr. Sub. Notes...............       B1       10.00%   08/15/06      2,750       2,722,500
  Paragon Health Networks, Sr. Sub Notes, Zero
    Coupon (until 11/01/02).......................       B3       10.50%   11/01/07      3,000       1,980,000
                                                                                                --------------
                                                                                                    28,964,625
                                                                                                --------------
ENERGY -- 4.4%
  Anker Coal Group Inc., Sr. Notes................       B3        9.75%   10/01/07      3,000       2,700,000
  Chesapeake Energy Corp., Sr. Notes..............       B1       9.625%   05/01/05      2,500       2,506,250
  Chiles Offshore, Sr. Notes......................       B3       10.00%   05/01/08      1,000         962,500
  Clark USA, Inc., Sr. Notes......................       B3       10.875%  12/01/05      1,250       1,375,000
  Gothic Productions Corp., Sr. Notes.............       B3       11.125%  05/01/05      1,250       1,187,500
  Grant Geophysical, Inc., Sr. Notes..............       B3        9.75%   02/15/08      2,500       2,481,250
  Great Lakes Carbon Corp., Sr. Sub. Notes........       B3       10.25%   05/15/08      2,000       2,020,000
  Ocean Rig Norway Co., Gtd. Notes................       B3       10.25%   06/01/08      2,000       1,900,000
  P & L Coal Holdings, Sr. Notes..................       NR       8.875%   05/15/08      2,000       2,057,500
  P & L Coal Holdings, Sr. Sub. Notes.............       NR       9.625%   05/15/08      1,500       1,539,375
  Parker Drilling Corp., Sr. Notes................       B1        9.75%   11/15/06        850         869,125
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       9.375%   02/01/06      3,000       2,670,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       12.25%   02/01/05        813         804,870
  Seven Seas Petroleum, Inc., Sr. Notes...........      Caa1      12.50%   05/15/05      1,500       1,500,000
  Tesoro Petrolem Corp., Sr. Sub. Notes...........       B1        9.00%   07/01/08      3,000       3,003,750
  Transamerican Energy Corp., Sr. Disc. Notes.....       NR       11.50%   06/15/02        900         828,000
  Transamerican Energy Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/15/99)...................       NR       13.00%   06/15/02      1,300       1,066,000
  Universal Compression Holdings, Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B3       11.375%  02/15/09        700         430,500
  Universal Compression, Sr. Disc. Notes, Zero
    Coupon (until 2/15/03)........................       B2       9.875%   02/15/08      1,750       1,106,875
                                                                                                --------------
                                                                                                    31,008,495
                                                                                                --------------
FINANCIAL SERVICES -- 3.1%
  AmeriCredit Corp., Sr. Notes....................       B1        9.25%   02/01/04      2,500       2,550,000
  Amresco, Inc., Sr. Sub. Notes...................       B2       9.875%   03/15/05      1,400       1,414,000
  BF Saul Corp., Sr. Notes........................       B3        9.75%   04/01/08      1,750       1,732,500
  Delta Financial Corp., Sr. Notes................       B1        9.50%   08/01/04      1,125       1,113,750
  First Nationwide Holdings, Inc., Sr. Notes......       B2       12.50%   04/15/03      2,600       2,951,000
  First Nationwide Holdings, Inc., Sr. Sub.
    Notes.........................................       NR       10.625%  10/01/03      1,600       1,808,000
  Fuji LLC, Bonds.................................      Baa2       9.87%   12/31/49      2,000       1,767,500
  Korea Development Bank (Korea) Bonds............      Ba1        7.90%   02/01/02      3,000       2,711,100


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Nationwide Credit, Sr. Notes....................       B3       10.25%   01/15/08  $     850  $      854,250
  SB Treasury Co., Bonds..........................       A2        9.40%   12/29/49      5,000       4,956,250
                                                                                                --------------
                                                                                                    21,858,350
                                                                                                --------------
FOOD & BEVERAGE -- 3.6%
  Advantica Restaurant Group, Bonds...............       NR       11.25%   01/15/08      4,762       5,048,218
  Curtis-Burns Foods, Inc., Sr. Sub. Notes........       B3       12.25%   02/01/05      2,870       3,128,300
  Favorite Brands, Sr. Notes......................       B3       10.75%   05/15/06      1,500       1,515,000
  Fresh Foods, Inc., Bonds........................       B3       10.75%   06/01/06      1,250       1,251,562
  FRI-MRD Corp., Sr. Disc. Notes, Zero Coupon
    (until 8/01/99)...............................       NR       15.00%   01/24/02      3,000       2,707,500
  Grupo Azucarero Mexico, Sr. Notes...............       B3       11.50%   01/15/05      4,000       3,320,000
  Packaged Ice, Inc., Sr. Notes...................       B3        9.75%   02/01/05      4,000       4,040,000
  PSF Holdings, LLC, Notes (b) (cost $255,739;
    purchased 9/17/96 and 3/03/97)................       NR       11.00%   09/17/03        256         276,198
  Specialty Foods Acquisition Corp., Sr. Notes....       B2       10.25%   08/15/01      2,765       2,682,050
  Specialty Foods Corp., Sr. Sub. Notes...........      Caa       11.25%   08/15/03      1,850       1,683,500
                                                                                                --------------
                                                                                                    25,652,328
                                                                                                --------------
GAMING -- 4.4%
  Blue Chip Casino, Sr. Sub. Notes................       NR        9.50%   09/15/02      4,749       3,941,670
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      3,750       4,359,375
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      3,590       3,877,163
  Empress Entertainment, Sr. Sub. Notes...........       B1       8.125%   07/01/06        500         501,250
  Fitzgerald Gaming, Sr. Notes....................       B3       12.25%   12/15/04      1,750       1,697,500
  Grand Casinos Inc., Sr. Notes...................       B2        9.00%   10/15/04      1,000       1,085,000
  Grand Casinos, Inc., Sr. Notes..................      Ba3       10.125%  12/01/03      2,400       2,616,000
  Isle of Capri Black Hawk, LLC, First Mtg.
    Notes.........................................       B3       13.00%   08/31/04      3,000       3,165,000
  Lady Luck Gaming, First Mtge. Notes.............       B3       11.875%  03/01/01      2,500       2,593,750
  Louisiana Casino Cruises, Inc., Sr. Notes.......       NR       11.50%   12/01/98      2,680       2,686,449
  Majestic Star Casino, Sr. Notes.................       B2       12.75%   05/15/03      1,150       1,260,688
  Trump Atlantic City Assoc., First Mtge. Notes...       B1       11.25%   05/01/06      1,500       1,458,750
  Trump Atlantic City Assoc., First Mtge. Notes...      Caa       11.75%   11/15/03      2,100       1,968,750
                                                                                                --------------
                                                                                                    31,211,345
                                                                                                --------------
INDUSTRIAL -- 5.7%
  Brand Scaffold Services, Sr. Notes..............       B3       10.25%   02/15/08      1,100       1,116,500
  Clean Harbors, Inc., Sr. Notes..................       B2       12.50%   05/15/01      1,500       1,380,000
  Continental Global Group, Sr. Notes.............       B2       11.00%   04/01/07      4,120       4,284,800
  Eagle-Picher Industries, Sr. Sub. Notes.........       B3       9.375%   03/01/08      1,250       1,256,250
  Glasstech, Inc., Sr. Notes......................       NR       12.75%   07/01/04      1,500       1,470,000
  ICF Kaiser International, Inc., Sr. Sub.
    Notes.........................................       B3       13.00%   12/31/03      4,450       4,839,375
  Interlake Corp., Sr. Sub. Notes.................       B3       12.125%  03/01/02        500         510,000
  International Utility Structures, Inc...........      Caa1      10.75%   02/01/08        600         606,000
  International Wireless Group, Sr. Sub. Notes....       NR       11.75%   06/01/05      3,000       3,300,000
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes.........................................       B2       12.75%   02/01/03      3,000       3,187,500
  Moll Industries, Sr. Sub. Notes.................       B3       10.50%   07/01/08      1,000       1,020,000
  Motors & Gears Inc., Sr. Notes..................       B3       10.75%   11/15/06      3,500       3,745,000
  RBX Corp., Sr. Notes............................       B2       12.00%   01/15/03      3,650       3,467,500
  Simonds Industries, Sr. Sub. Notes..............       B3       10.25%   07/01/08        750         750,000
  Thermadyne Holdings, Deb., Zero Coupon (until
    6/01/03)......................................      Caa1      12.50%   06/01/08      5,000       2,775,000
  Thermadyne Manufacturing, Sr. Sub. Notes........       B3       9.875%   06/01/08      2,500       2,518,750
  UCAR Global Enterprises, Sr. Sub. Notes.........       B1       12.00%   01/15/05      2,500       2,718,750
  Viasystems, Inc., Sr. Sub. Notes................       B3        9.75%   06/01/07      1,750       1,820,000
                                                                                                --------------
                                                                                                    40,765,425
                                                                                                --------------
LEISURE -- 0.9%
  Clearview Cinema Group, Sr. Notes...............       B3       10.875%  06/01/08      3,750       3,825,000
  Outboard Marine, Sr. Notes......................       B3       10.75%   06/01/08      2,500       2,525,000
                                                                                                --------------
                                                                                                     6,350,000
                                                                                                --------------
LODGING -- 0.1%
  Premier Cruises Ltd., Sr. Notes.................       B3       11.00%   03/15/08      1,000         670,000
                                                                                                --------------
OIL & GAS -- 0.9%
  Bayard Drilling Technologies, Inc., Sr. Notes...       B2       11.00%   06/30/05      1,500       1,503,750
  Empire Gas Corp., Sr. Notes.....................      Caa        7.00%   07/15/04      5,300       4,796,500
                                                                                                --------------
                                                                                                     6,300,250
                                                                                                --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
PAPER/PACKAGING -- 6.2%
  AMM Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 7/01/03)...............................      Caa       13.50%   07/01/09  $   6,000  $    3,165,000
  APP International Finance, Sr. Sec'd. Notes.....      Ba3       11.75%   10/01/05      3,750       3,300,000
  Envirodyne Industries, Inc., Sr. Disc. Notes....       B1       12.00%   06/15/00      2,100       2,231,250
  Envirodyne Industries, Inc., Sr. Notes..........       B3       10.25%   12/01/01      4,500       4,477,500
  Gaylord Container Corp., Sr. Notes..............       B         9.75%   06/15/07      2,100       2,068,500
  Gaylord Container Corp., Sr. Sub. Notes.........      Caa1      9.875%   02/15/08        300         291,000
  Graham Packaging, Sr. Disc. Notes, Zero Coupon
    (until 1/15/03)...............................      Caa1      10.75%   01/15/09      1,100         684,750
  Maxxam Group Holdings, Inc., Sr. Notes..........       NR       12.00%   08/01/03      4,000       4,460,000
  Millar Western Forest, Sr. Notes................       B3       9.875%   05/15/08      2,250       2,205,000
  Pacific Lumber Co., Sr. Notes...................       B3       10.50%   03/01/03      4,875       5,021,250
  SD Warren Co., Sr. Sub. Notes...................       B1       12.00%   12/15/04      2,500       2,762,500
  Silgan Holdings, Inc., Sub. Debs................       NR       13.25%   07/15/06      3,149       3,542,625
  Stone Container, Sr. Sub. Notes.................       B3       12.25%   04/01/02      4,000       4,140,000
  U.S. Timberlands Klamath Fall, LLC, Sr. Notes...       B1       9.625%   11/15/07      2,250       2,289,375
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      2,667       3,040,380
                                                                                                --------------
                                                                                                    43,679,130
                                                                                                --------------
PUBLISHING -- 1.5%
  American Banknote Corp., Sr. Sub. Notes.........       B3       11.25%   12/01/07      5,750       5,606,250
  Sullivan Graphics, Inc., Sr. Sub. Notes.........      Caa       12.75%   08/01/05      4,500       4,713,750
                                                                                                --------------
                                                                                                    10,320,000
                                                                                                --------------
RETAIL -- 6.7%
  AKI, Inc., Sr. Notes............................       B2       10.50%   07/01/08      3,750       3,787,500
  Barry's Jewelers, Inc., Sr. Notes (d)...........       B3       11.00%   12/22/00        750         487,500
  County Seat Stores, Inc., Sr. Notes.............       NR       12.75%   11/01/04      3,750       3,946,875
  Duane Reade Inc., Sr. Sub. Notes................       B3        9.25%   02/15/08        400         405,000
  Frank's Nursery & Crafts, Sr. Sub. Notes........       B3       10.25%   03/01/08      2,100       2,115,750
  Hechinger Co., Sr. Notes........................       B2        6.95%   10/15/03      5,025       3,743,625
  Hills Stores Co., Sr. Notes.....................       B1       12.50%   07/01/03      2,500       2,462,500
  Merisel Inc., Sr. Notes.........................       Ca       12.50%   12/31/04      5,250       5,722,500
  New Sassco, Inc., Sr. Notes.....................       NR       12.75%   03/31/04      7,171       7,762,608
  Pamida, Inc., Sr. Notes.........................       B3       11.75%   03/15/03      6,374       6,597,090
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      4,564       4,792,200
  Phillips-Van Heusen Corp., Sr. Sub. Notes.......       B1        9.50%   05/01/08      1,250       1,243,750
  Speedy Muffler King, Inc., Bonds................       B1       10.875%  10/01/06      3,000       2,550,000
  US Office Products, Sr. Sub. Notes..............       B3        9.75%   06/15/08      1,750       1,732,500
                                                                                                --------------
                                                                                                    47,349,398
                                                                                                --------------
STEEL & METAL -- 3.1%
  Earle M. Jorgensen Co., Sr. Notes...............       B3        9.50%   04/01/05      1,000         970,000
  Geneva Steel, Sr. Notes.........................       B1        9.50%   01/15/04      2,000       1,800,000
  Northwestern Steel & Wire, Sr. Notes............       B3        9.50%   06/15/01      1,000         990,000
  Pohang Iron & Steel, Notes......................      Ba1       7.125%   07/15/04      5,000       4,062,500
  Pohang Iron & Steel, Sr. Notes..................      Ba1       6.625%   07/01/03      2,000       1,619,020
  Renco Steel Holdings, Sr. Notes.................       NR       10.875%  02/01/05        800         802,000
  Sheffield Steel Corp., First Mtg. Notes.........       NR       11.50%   12/01/05      3,500       3,561,250
  WCI Steel, Inc., Sr. Notes......................       B2       10.00%   12/01/04      2,000       2,055,000
  Wheeling-Pittsburgh Corp., Sr. Notes............       B2        9.25%   11/15/07      3,625       3,697,500
  WHX Corp., Sr. Notes............................       B3       10.50%   04/15/05      2,500       2,531,250
                                                                                                --------------
                                                                                                    22,088,520
                                                                                                --------------
SUPERMARKETS -- 1.2%
  Homeland Stores, Inc., Notes....................       NR       10.00%   08/01/03      5,760       5,414,400
  Pantry Inc., Sr. Sub. Notes.....................       B3       10.25%   10/15/07      2,800       2,842,000
                                                                                                --------------
                                                                                                     8,256,400
                                                                                                --------------
TECHNOLOGY -- 2.7%
  Ampex, Sr. Notes................................       NR       12.00%   03/15/03      5,000       5,150,000
  Anacomp, Inc., Sr. Sub. Notes...................       B3       10.875%  04/01/04      2,000       2,110,000
  Bell Technology, Sr. Notes......................       NR       13.00%   05/01/05      1,250       1,262,500
  Decisionone Corp., Sr. Sub. Notes...............       B3        9.75%   08/01/07      4,000       3,840,000
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       NR       11.875%  11/15/07      1,300         799,500
  Details, Inc., Sr. Sub. Notes...................       B-       10.00%   11/15/05      1,000         995,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  DII Group, Sr. Sub. Notes.......................       B1        8.50%   09/15/07  $   2,000  $    1,960,000
  Jordan Telecommunication Products, Inc. Sr.
    Notes.........................................       NR       9.875%   08/01/07      2,900       2,958,000
                                                                                                --------------
                                                                                                    19,075,000
                                                                                                --------------
TELECOMMUNICATIONS -- 16.3%
  21st Century Telecom Group, Inc., Sr. Disc.
    Notes, Zero Coupon (until 2/15/03)............       NR       12.25%   02/15/08      1,500         847,500
  Allegiance Telecommunications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 2/15/03)............       NR       11.75%   02/15/08      3,800       1,900,000
  American Communication Lines, Bonds.............       B1       10.25%   06/30/08      2,500       2,537,500
  AMSC Acquisition Co., Inc., Sr. Notes...........       NR       12.25%   04/01/08        850         790,500
  Arch Communications, Inc., Sr. Notes............      Caa       12.75%   07/01/07      3,000       3,022,500
  Bestel SA, Sr. Disc. Notes, Zero Coupon (until
    5/15/01)......................................       NR       12.75%   05/15/05      1,500       1,012,500
  Birch Telecommunications, Inc., Sr. Notes.......       NR       14.00%   06/15/08      2,500       2,503,125
  CB Richard Ellis Services, Inc., Bonds..........      Ba3       8.875%   06/01/06      2,000       1,985,000
  Cellnet Data Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/01/02) (b) (cost
    $3,046,147; purchased on various dates:
    6/06/95 through 9/24/97)......................       NR       14.00%   10/01/07      6,000       3,240,000
  Crown Castle International, Sr. Disc. Notes,
    Zero Coupon (until11/15/02)...................       B3       10.625%  11/15/07      1,000         680,000
  DTI Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/03)...............................       NR       12.50%   03/01/08      1,000         540,000
  Econophone, Inc., Sr. Disc. Notes, Zero Coupon
    (until 2/15/03)...............................       NR       11.00%   02/15/08      3,500       1,995,000
  First World Communications, Inc., Sr. Disc.
    Notes, Zero Coupon (until 4/15/03)............       NR       13.00%   04/15/08      3,000       1,335,000
  Focal Communications Corp., Zero Coupon (until
    2/15/03)......................................       NR       12.125%  02/15/08      3,500       2,082,500
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00) (d)...............      Caa       15.00%   07/15/05      4,512         451,200
  Global Telesystems, Sr. Notes...................      Caa2      9.875%   02/15/05      1,200       1,215,000
  GST Telecommunications, Inc., Sr. Sub. Disc.
    Notes, Series L, Zero Coupon (until
    12/15/00).....................................       NR       13.875%  12/15/05        650         685,750
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Series L, Zero Coupon (until 12/15/00)........       NR       13.875%  12/15/05      5,200       4,212,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/03)...................       NR       10.50%   05/01/08      1,250         753,125
  Hyperion Telecom, Inc., Sr. Disc. Notes, Zero
    Coupon (until 4/15/01)........................       NR       13.00%   04/15/03      3,000       2,235,000
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%   09/15/05        500         427,500
  ICG Services, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/03)...............................       NR       9.875%   05/01/08      2,000       1,170,000
  Impsat Corp., Gtd. Sr. Notes....................       B2       12.125%  07/15/03      3,150       3,181,500
  Impsat Corp., Sr. Notes.........................       B2       12.375%  06/15/08      2,000       2,030,000
  Intermedia Communications, Inc., Sr. Notes......       B2        8.60%   06/01/08      2,000       2,025,000
  Ionica PLC, Sr. Notes...........................       NR       13.50%   08/15/06      6,000       3,600,000
  Ionica PLC, Sr. Notes, Zero Coupon (until
    5/01/02)......................................       NR       15.00%   05/01/07        500         120,000
  IPC Information Systems, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/01/01)...................       B3       10.85%   05/01/08      2,250       1,563,750
  Iridium, LLC, Gtd. Notes........................       B3       10.875%  07/15/05        500         496,250
  Iridium, LLC, Gtd. Notes........................       B3       14.00%   07/15/05      1,000       1,110,000
  Level 3 Communications, Sr. Notes...............       B3       9.125%   05/01/08      1,000         967,500
  Long Distance International, Inc., Sr. Notes....       NR       12.25%   04/15/08      2,000       1,990,000
  Mastec, Inc., Sr. Notes.........................      Ba3        7.75%   02/01/08        850         811,750
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%   04/15/07      2,000       1,310,000
  Metronet Communications Corp., Zero Coupon
    (until 6/15/03)...............................       B3        9.95%   06/15/08      4,000       2,475,000
  Microcell Telecommunications, Sr. Disc. Notes,
    Zero Coupon (until 6/01/06)...................       NR       14.00%   06/01/06      3,000       2,242,500
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       B3       11.25%   11/01/07      3,000       1,995,000
  Netia Holdings, Sr. Notes.......................       B        10.25%   11/01/07      1,000         960,000
  Nextel Communications Inc., Sr. Disc. Notes,
    Zero Coupon (until 2/15/03)...................       B2        9.95%   02/15/08      4,150       2,666,375
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/31/02)..................       B3        9.75%   10/31/07      1,500         978,750
  NEXTLINK Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/03)...................       B3        9.45%   04/15/08      2,000       1,225,000
  Omnipoint Corp., Sr. Notes......................       B2       11.625%  08/15/06        800         848,000
  Omnipoint Corp., Sr. Notes Series A.............       B3       11.625%  08/15/06      4,075       4,319,500
  Onepoint Communications Corp., Sr. Notes........       NR       14.50%   06/01/08      2,000       1,880,000
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Series H, Zero Coupon (until 2/01/00).........       NR       15.00%   02/01/05      7,500       6,825,000
  Pagemart Wireless, Inc., Sr. Disc. Notes, Zero
    Coupon (until 2/01/03)........................       NR       11.25%   02/01/08      2,600       1,560,000
  Park-N-View, Inc., Sr. Notes....................       B3       13.00%   05/15/08      2,000       1,970,000
  Price Communications Wireless, Inc., Sr.
    Notes.........................................      BA3       9.125%   12/15/06      2,500       2,500,000
  Price Communications Wireless, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   07/15/07      2,500       2,737,500
  PTC International Finance Corp., Gtd. Notes,
    Zero Coupon (until 7/01/02)...................       NR       10.75%   07/01/07      1,750       1,190,000
  RCN Corp., Sr. Disc. Notes, Zero Coupon (until
    10/15/02).....................................       B3       11.125%  10/15/07      2,000       1,285,000
  Rogers Cantel, Inc., Sr. Sub. Notes, Zero Coupon
    (until 11/30/02)..............................       B2        8.80%   10/01/07      6,800       6,732,000
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/01/00)...............................       NR       10.50%   11/01/04      4,000       3,160,000
  Unisite, Inc., Sr. Disc. Notes..................       NR       13.00%   12/15/04      4,000       4,283,600
  US Xchange, LLC, Sr. Notes......................       NR       15.00%   07/01/08      2,250       2,295,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

JUNE 30, 1998 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                            RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  USA Mobile Communications, Sr. Notes............       B2        9.50%   02/01/04  $   3,000  $    2,715,000
  Versatel Telecom, Sr. Notes.....................       NR       13.25%   05/15/08      2,000       2,100,000
  Viatel Inc., Sr. Notes..........................      Caa1      11.25%   04/15/08        500         526,250
  Viatel, Inc., Sr. Disc. Notes, Zero Coupon
    (until 4/15/03)...............................       NR       12.50%   04/15/08      1,100         673,750
  Wam!Net, Inc. Sr. Disc. Notes, Zero Coupon
    (until 3/01/02)...............................       NR       13.25%   03/01/05      1,400         882,000
                                                                                                --------------
                                                                                                   115,851,675
                                                                                                --------------
TEXTILES -- 1.9%
  Cluett American Corp., Sr. Sub. Notes...........       NR       10.125%  05/15/08      2,000       1,985,000
  Congoleum Corp., Sr. Notes......................       B1        9.00%   02/01/01        945         966,263
  Foamex, L.P., Sr. Sub. Notes....................       B3       9.875%   06/15/07      2,950       3,245,000
  Steel Heddle Manufacturing, Sr. Sub. Notes......       B3       10.625%  06/01/08      2,000       2,005,000
  Tultex Corp., Sr. Notes.........................      BA3       9.625%   04/15/07      3,000       2,955,000
  Worldtex, Inc., Gtd. Notes......................       B1       9.625%   12/15/07      2,000       2,000,000
                                                                                                --------------
                                                                                                    13,156,263
                                                                                                --------------
TRANSPORTATION -- 3.0%
  Airtran Airlines, Inc., Gtd. Notes..............       NR       10.50%   04/15/01      3,000       3,015,000
  Ameritruck Distribution Corp., Sr. Sub. Notes...       B3       12.25%   11/15/05      3,090       1,792,200
  Ermis Maritime Holdings, First Mtg. Notes.......       B3       12.50%   03/15/06      2,200       2,134,000
  Holt Group, Sr. Notes...........................      Caa1       9.75%   01/15/06        800         784,000
  Kitty Hawk, Inc., Sr. Notes.....................       B1        9.95%   11/15/04      2,000       2,080,000
  Stena Line AB, Sr. Notes........................       B1       10.625%  06/01/08      2,000       2,025,000
  Trans World Airlines, Notes.....................       NR       11.375%  03/01/06      2,000       2,005,000
  Trans World Airlines, Sr. Notes.................       NR       11.50%   12/15/04      1,750       1,841,875
  Trism, Inc., Bonds..............................       B2       10.75%   12/15/00      3,750       3,239,063
  Valuejet, Inc., Sr. Notes.......................       B3       10.25%   04/15/01      2,500       2,431,250
                                                                                                --------------
                                                                                                    21,347,388
                                                                                                --------------
UTILITIES -- 0.1%
  Korea Electric Power, Notes.....................      Ba1        7.00%   10/01/02      1,185       1,008,008
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $636,967,739).........................................................................     630,257,971
                                                                                                --------------

CONVERTIBLE BONDS -- 0.1%
OIL & GAS SERVICES -- 0.0%
  Key Energy Group, Inc., Sub. Notes..............       NR        5.00%   09/15/04        500         390,000
                                                                                                --------------
TELECOMMUNICATIONS -- 0.1%
  Geotek Communications, Inc. (d).................       NR       12.00%   02/15/01      2,000         500,000
                                                                                                --------------
TOTAL CONVERTIBLE BONDS
  (cost $2,392,913)...........................................................................         890,000
                                                                                                --------------

COMMON STOCKS (A) -- 0.2%                              SHARES
                                                    -------------

  Cellnet Data Systems, Inc. (b) (cost $170;
    purchased 6/23/97)............................         34,000         329,375
  Coinstar, Inc...................................          6,300          58,275
  Dr. Pepper Bottling Holdings, Inc., (Class "B"
    Stock)........................................          5,807         162,596
  Hedstrom Holding Co.............................         24,261          30,326
  Intermedia Communications, PIK..................          4,750         199,203
  Loehmann's Holdings, Inc........................          4,403          21,190
  PSF Holdings, LLC, (b)/(c) (cost $757,452;
    purchased 9/17/96)............................         22,025         356,144
  Pagemart Nationwide, Inc........................         13,125         118,125
  Scott Cable Communications, (Class "C" Stock)...            875               0
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $883,643)................................................       1,275,234
                                                                   --------------

PREFERRED STOCKS -- 8.4%
  21st Century Telecom Group, Inc., PIK...........          4,147         418,814
  Adelphia Communications, Inc....................         61,000       7,320,000
  AmeriKing, Inc..................................         21,310         575,362
  BioSafe International, Inc......................          7,219       4,170,965
  California Federal Bancorp, Inc.................        100,000       2,731,250

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
PREFERRED STOCKS (CONTINUED)                           SHARES         (NOTE 2)
                                                    -------------  --------------
  Cendant Corp....................................        101,500  $    3,799,906
  Chesapeake Energy Corp..........................         20,000         850,000
  Clark USA, Inc., PIK............................          5,020         529,610
  Cluett American Corp............................         37,500       3,778,125
  Concentric Network Corp.........................         15,000       1,492,500
  CSC Holdings, Inc., PIK.........................            212       2,428,888
  Day International Group, Inc., PIK..............              6             570
  Eagle-Picher Holdings, Inc......................          1,700         977,500
  EchoStar Communications, Inc., PIK..............         37,721       4,149,315
  Fitzgerald Gaming, Inc..........................         50,000       1,561,500
  Geneva Steel, Inc...............................         22,000       2,530,000
  GPA Group PLC...................................      1,550,000         883,500
  ICG Communications, Inc.........................         11,880       1,389,913
  Intermedia Communications, Inc..................         90,000       3,386,250
  Intermedia Communications, Inc., PIK............        295,029       3,481,337
  International Utility Structures, Inc...........          2,500         272,500
  Kelley Oil & Gas Corp...........................         38,400         904,800
  Nextel Communications, Inc......................          8,740         900,220
  NEXTLINK Communications, Inc....................         39,500       2,340,375
  Paxson Communications, Inc......................         51,875       5,395,000
  Petroleum Heat & Power, Inc.....................         80,000       1,280,000
  Rural Cellular Corp., PIK.......................          5,000         502,500
  Viasystems, Inc.................................         42,448         870,191
  Viatel, Inc. (a)................................          7,804               0
  Von Hoffman Press, Inc..........................         20,000         660,000
                                                                   --------------
                                                                       59,580,891
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $55,390,948).............................................      59,580,891
                                                                   --------------

WARRANTS (A) -- 0.4%                                    UNITS
                                                    -------------
  21st Century Telecom Group, Inc., expiring
    02/15/10......................................          4,000          36,000
  Allegiance Telecommunications, Inc., expiring
    02/03/08......................................          3,800           9,500
  American Banknote Corp., expiring 12/01/02......          5,750          57,500
  American Mobile Sattelite, expiring 04/01/08....            850               0
  American Telecasting, Inc., expiring 08/10/00...          6,500              65
  Ampex Corp., expiring 03/15/03..................        170,000         255,000
  Bell Technology, expiring 01/23/01..............          1,250               0
  Bestel Sa, expiring 01/01/04....................          1,500               0
  Birch Telecomm, expiring 06/15/00...............          2,500               0
  Cellnet Data Systems, Inc., expiring 01/01/49...          7,010         210,300
  Clearnet Communications, Inc., expiring
    09/15/05......................................         26,202         235,818
  County Seat Stores, Inc., expiring 01/01/49.....          3,750               0
  Diva Systems Corp, expiring 01/01/05............          3,000               0
  DTI Holdings Inc, expiring 01/01/04.............          5,000               0
  Electronic Retailing Systems, expiring
    01/01/49......................................          2,000          20,000
  Ermis Maritime, expiring 01/01/07...............          2,000               0
  First World Communications, expiring 01/01/04...          3,000               0
  Fitzgerald Gaming, Inc., expiring 12/19/98......         62,701               0
  Foamex - JPS Automotive, expiring 07/01/99......          2,000          40,000
  Glasstech, Inc., expiring 06/30/04..............          1,500           1,875
  Globalstar Capital Co., expiring 02/15/04.......          1,200         132,000
  Hyperion Telecommunications Corp., expiring
    04/15/01......................................          4,250         412,250
  ICF Kaiser International, Inc., expiring
    12/31/99......................................         12,500           1,250
  ICG Communications, Inc., expiring 09/15/05.....         20,790         519,750
  Interact Systems, Inc., expiring 08/01/03.......          4,400             550
  Intermedia Communications of Florida, Inc.,
    expiring 06/01/00.............................          3,000         465,000
  Intl. Utility, expiring 01/01/04................            250               0
  Long Distance Int, expiring 05/01/05............          2,000               0
  McCaw Int'l. Ltd., expiring 01/01/49............          1,650           8,250
  MGC Communications, Inc., expiring 01/01/49.....          1,950         117,000

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
WARRANTS (A) (CONTINUED)                                UNITS         (NOTE 2)
                                                    -------------  --------------
  Nextel Communications, Inc.
    expiring 12/15/98.............................          1,543  $           15
    expiring 04/05/99.............................          2,250           2,610
  Onepoint Communications, expiring 01/01/08......          2,000               0
  Pagemart, Inc., expiring 11/01/03...............          9,200          73,600
  Park N View War, expiring 01/01/04..............          2,000               0
  Powertel, Inc., expiring 02/01/06...............          6,720          62,160
  President Riverboat Casinos, expiring
    09/30/99......................................         22,075             442
  Price Communications Cellular Holdings, expiring
    08/01/07......................................          6,880         178,880
  Primus Telecom. Group, expiring 08/01/07........          1,500          30,000
  Star Choice Communications, Inc., expiring
    12/15/05......................................         69,480          27,377
  Sterling Chemical Holdings, Inc., expiring
    08/15/08......................................            560          13,440
  Unisite, Inc., expiring 12/15/04................          1,943               0
  USN Communications, Inc., expiring 01/01/49.....         10,590         127,080
  Versatel Telecom., expiring 01/01/07............          2,000               0
  Wam!net Inc., expiring 01/01/08.................          4,200               0
                                                                   --------------
                                                                        3,037,712
                                                                   --------------
TOTAL WARRANTS
  (cost $618,277)................................................       3,393,856
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $696,253,520)............................................     696,253,520
                                                                   --------------
                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT
SHORT-TERM INVESTMENT -- 0.9%                        RATE      DATE      (000)
                                                    ------   --------  ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account..............  5.715%   07/01/98  $   6,459       6,459,000
                                                                                  --------------
    (cost $6,459,000; Note 5)
TOTAL INVESTMENTS -- 98.9%
  (cost $702,712,520; Note 6)...................................................     701,500,808
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%...................................       8,101,823
                                                                                  --------------
NET ASSETS -- 100.0%............................................................  $  709,602,631
                                                                                  --------------
                                                                                  --------------


The following abbreviations are used in portfolio descriptions:
  LLC   Limited Liability Company
  LP    Limited Partnership
  NR    Not Rated by Moody's or Standard & Poors
  PIK   Payment in Kind Securities

(a)  Non-income producing security

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $4,059,508. The aggregate value, $4,201,717 is approximately 0.6% of net assets.

(c)  Indicates a fair valued security.

(d) Represents issuer in default on interest payments; non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                             STOCK INDEX PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.2%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.7%
  Aeroquip-Vickers, Inc...........................          9,500  $      554,562
  AlliedSignal, Inc...............................        188,200       8,351,375
  B.F. Goodrich Co................................         23,700       1,176,112
  Boeing Co.......................................        332,436      14,814,179
  General Dynamics Corp...........................         42,100       1,957,650
  Lockheed Martin Corp............................         64,749       6,855,300
  Northrop Grumman Corp...........................         21,900       2,258,437
  Parker-Hannifin Corp............................         37,525       1,430,641
  Raytheon Co. (Class "B" Stock)..................        113,018       6,682,189
  United Technologies Corp........................         77,300       7,150,250
                                                                   --------------
                                                                       51,230,695
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (a)...................................         60,600       5,044,950
  Delta Air Lines, Inc............................         25,100       3,244,175
  Southwest Airlines Co...........................         72,900       2,159,662
  US Airways Group, Inc. (a)......................         30,800       2,440,900
                                                                   --------------
                                                                       12,889,687
                                                                   --------------
APPAREL -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         24,700         819,731
  Nike, Inc. (Class "B" Stock)....................         97,400       4,742,162
  Reebok International Ltd. (a)...................         18,600         514,987
                                                                   --------------
                                                                        6,076,880
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        216,100      12,182,637
  Cummins Engine Co., Inc.........................         12,200         625,250
  Dana Corp.......................................         34,600       1,851,100
  Echlin, Inc.....................................         21,300       1,045,031
  Ford Motor Co...................................        401,300      23,676,700
  General Motors Corp.............................        227,300      15,186,481
  Genuine Parts Co................................         58,625       2,026,227
  Johnson Controls, Inc...........................         27,500       1,572,656
  Navistar International Corp. (a)................         23,400         675,675
  PACCAR, Inc.....................................         26,660       1,392,985
  TRW, Inc........................................         41,200       2,250,550
                                                                   --------------
                                                                       62,485,292
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.2%
  Ahmanson (H.F.) & Co............................         36,100       2,563,100
  Banc One Corp...................................        232,483      12,975,457
  Bank of New York Co., Inc.......................        124,900       7,579,869
  BankAmerica Corp................................        230,696      19,940,785
  BankBoston Corp.................................         97,200       5,406,750
  Bankers Trust Corp..............................         32,600       3,783,637
  BB&T Corp.......................................         47,300       3,198,662
  Chase Manhattan Corp............................        282,794      21,350,947
  Citicorp........................................        152,200      22,715,850
  Comerica, Inc...................................         51,950       3,441,687
  First Chicago NBD Corp..........................         97,115       8,606,817
  First Union Corp................................        321,478      18,726,093
  Fleet Financial Group, Inc......................         92,800       7,748,800
  Golden West Financial Corp......................         18,900       2,009,306
  Huntington Bancshares, Inc......................         63,000       2,110,500
  KeyCorp.........................................        145,600       5,187,000
  Mellon Bank Corp................................         85,100       5,925,087
  Mercantile Bancorporation, Inc..................         43,600       2,196,350
  Morgan (J.P.) & Co., Inc........................         58,850       6,892,806
  National City Corp..............................        109,600       7,781,600
  NationsBank Corp................................        317,476      24,286,914
  Northern Trust Corp.............................         37,600       2,867,000
  Norwest Corp....................................        250,400       9,358,700
  PNC Bank Corp...................................        101,200       5,445,825

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Providian Financial Corp........................         31,900       2,506,144
  Republic New York Corp..........................         36,400  $    2,290,925
  Summit Bancorp..................................         58,100       2,759,750
  Suntrust Banks, Inc.............................         70,300       5,716,269
  Synovus Financial Corp..........................         86,100       2,044,875
  U.S. Bancorp....................................        245,626      10,561,918
  Wachovia Corp...................................         68,100       5,754,450
  Wells Fargo & Co................................         28,866      10,651,554
                                                                   --------------
                                                                      254,385,427
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         49,500       1,797,469
  Omnicom Group, Inc..............................         54,300       2,708,212
                                                                   --------------
                                                                        4,505,681
                                                                   --------------
CHEMICALS -- 1.9%
  Air Products & Chemicals, Inc...................         77,600       3,104,000
  Dow Chemical Co.................................         75,700       7,319,244
  Du Pont (E.I.) de Nemours & Co..................        376,500      28,096,312
  Eastman Chemical Co.............................         25,900       1,612,275
  FMC Corp. (a)...................................         12,100         825,069
  Hercules, Inc...................................         31,800       1,307,775
  Monsanto Co.....................................        196,900      11,001,787
  Nalco Chemical Co...............................         22,700         797,337
  Rohm & Haas Co..................................         20,200       2,099,537
  Sigma-Aldrich Corp..............................         33,400       1,173,175
  Union Carbide Corp..............................         41,600       2,220,400
                                                                   --------------
                                                                       59,556,911
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.2%
  Engelhard Corp..................................         46,975         951,244
  Great Lakes Chemical Corp.......................         20,200         796,637
  Morton International, Inc.......................         42,400       1,060,000
  Octel Corp......................................          4,750          94,406
  Praxair, Inc....................................         52,600       2,462,337
  Raychem Corp....................................         27,400         810,012
  W.R. Grace & Co.................................         23,900         407,794
                                                                   --------------
                                                                        6,582,430
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  Cendant Corp. (a)...............................        276,718       5,776,488
  Deluxe Corp.....................................         26,500         949,031
  Moore Corp. Ltd.................................         27,900         369,675
                                                                   --------------
                                                                        7,095,194
                                                                   --------------
COMPUTER SERVICES -- 4.6%
  3Com Corp. (a)..................................        117,100       3,593,506
  Adobe Systems, Inc..............................         23,200         984,550
  Autodesk, Inc...................................         15,500         598,687
  Automatic Data Processing, Inc..................         99,000       7,214,625
  Bay Networks, Inc. (a)..........................         72,000       2,322,000
  Cabletron Systems, Inc. (a).....................         52,500         705,469
  Ceridian Corp. (a)..............................         24,100       1,415,875
  Computer Associates International, Inc..........        181,443      10,081,427
  Computer Sciences Corp. (a).....................         51,300       3,283,200
  EMC Corp. (a)...................................        164,700       7,380,619
  First Data Corp.................................        142,700       4,753,694
  Microsoft Corp. (a).............................        816,600      88,499,025
  Novell, Inc. (a)................................        114,900       1,464,975
  Oracle Corp. (a)................................        324,887       7,980,037
  Parametric Technology Corp. (a).................         84,400       2,289,350
  Silicon Graphics, Inc. (a)......................         60,600         734,775
                                                                   --------------
                                                                      143,301,814
                                                                   --------------
COMPUTERS -- 4.4%
  Apple Computer, Inc. (a)........................         44,900       1,288,069
  Cisco Systems, Inc. (a).........................        338,100      31,126,331

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------

  Compaq Computer Corp............................        547,670      15,540,122
  Data General Corp. (a)..........................         15,500  $      231,531
  Dell Computer Corp. (a).........................        216,700      20,112,469
  Gateway 2000, Inc. (a)..........................         51,900       2,627,437
  Hewlett-Packard Co..............................        346,700      20,758,662
  International Business Machines Corp............        317,100      36,407,044
  Seagate Technology, Inc. (a)....................         79,600       1,895,475
  Sun Microsystems, Inc. (a)......................        125,800       5,464,437
                                                                   --------------
                                                                      135,451,577
                                                                   --------------
CONSTRUCTION -- 0.1%
  Centex Corp.....................................         19,400         732,350
  Fluor Corp......................................         27,800       1,417,800
  Foster Wheeler Corp.............................         13,000         278,687
  Pulte Corp......................................         14,200         424,225
                                                                   --------------
                                                                        2,853,062
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          9,700         389,819
  Bemis Co., Inc..................................         17,800         727,575
  Crown Cork & Seal Co., Inc......................         43,400       2,061,500
  Owens-Illinois, Inc. (a)........................         51,700       2,313,575
  Sealed Air Corp. (a)............................         27,010         992,617
  Stone Container Corp. (a).......................         33,266         519,781
                                                                   --------------
                                                                        7,004,867
                                                                   --------------
COSMETICS & SOAPS -- 1.8%
  Alberto Culver Co. (Class "B" Stock)............         18,700         542,300
  Avon Products, Inc..............................         44,000       3,410,000
  Colgate-Palmolive Co............................         98,300       8,650,400
  International Flavors & Fragrances, Inc.........         35,700       1,550,719
  Procter & Gamble Co.............................        446,904      40,696,195
                                                                   --------------
                                                                       54,849,614
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.1%
  Loews Corp......................................         38,400       3,345,600
  Phillip Morris Co., Inc.........................        807,900      31,811,062
                                                                   --------------
                                                                       35,156,662
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         36,800       1,978,000
  Pitney Bowes, Inc...............................         96,400       4,639,250
  Unisys Corp. (a)................................         82,300       2,324,975
  Xerox Corp......................................        108,346      11,010,662
                                                                   --------------
                                                                       19,952,887
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.4%
  Cognizant Corp..................................         54,360       3,424,680
  Fortune Brands, Inc.............................         57,800       2,221,687
  General Electric Capital Corp...................      1,088,800      99,080,800
                                                                   --------------
                                                                      104,727,167
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.7%
  Abbott Laboratories.............................        508,500      20,784,937
  Allergan, Inc...................................         21,700       1,006,337
  ALZA Corp. (a)..................................         28,400       1,228,300
  American Home Products Corp.....................        432,700      22,392,225
  Amgen, Inc. (a).................................         87,100       5,694,162
  Bard (C.R.), Inc................................         18,600         707,962
  Bausch & Lomb, Inc..............................         18,100         907,262
  Baxter International, Inc.......................         93,200       5,015,325
  Becton, Dickinson & Co..........................         40,900       3,174,862
  Biomet, Inc.....................................         36,000       1,190,250
  Boston Scientific Corp. (a).....................         65,100       4,662,787
  Bristol-Myers Squibb Co.........................        331,080      38,053,507

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cardinal Health, Inc............................         36,200  $    3,393,750
  Eli Lilly & Co..................................        369,200      24,390,275
  Guidant Corp....................................         50,100       3,572,756
  Johnson & Johnson...............................        447,600      33,010,500
  Mallinckrodt, Inc...............................         23,300         691,719
  Medtronic, Inc..................................        155,900       9,938,625
  Merck & Co., Inc................................        398,950      53,359,562
  Pfizer, Inc.....................................        433,200      47,083,425
  Pharmacia & Upjohn, Inc.........................        169,325       7,810,116
  Schering-Plough Corp............................        243,600      22,319,850
  St. Jude Medical, Inc. (a)......................         29,700       1,093,331
  United States Surgical Corp.....................         24,600       1,122,375
  Warner-Lambert Co...............................        272,000      18,870,000
                                                                   --------------
                                                                      331,474,200
                                                                   --------------
ELECTRONICS -- 3.0%
  Advanced Micro Devices, Inc. (a)................         47,200         805,350
  AMP Inc.........................................         72,944       2,507,450
  Applied Materials, Inc. (a).....................        122,600       3,616,700
  EG&G, Inc.......................................         14,700         441,000
  Emerson Electric Co.............................        148,000       8,935,500
  Grainger (W.W.), Inc............................         32,800       1,633,850
  Harris Corp.....................................         26,600       1,188,687
  Honeywell, Inc..................................         42,200       3,526,337
  Intel Corp......................................        557,700      41,339,512
  KLA-Tencor Corp. (a)............................         27,300         755,869
  LSI Logic Corp. (a).............................         46,600       1,074,712
  Micron Technology, Inc. (a).....................         70,000       1,736,875
  Motorola, Inc...................................        198,100      10,412,631
  Perkin-Elmer Corp...............................         15,700         976,344
  Rockwell International Corp.....................         67,200       3,229,800
  Tektronix, Inc..................................         17,200         608,450
  Texas Instruments, Inc..........................        129,700       7,563,131
  Thomas & Betts Corp.............................         17,600         866,800
                                                                   --------------
                                                                       91,218,998
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Browning-Ferris Industries, Inc.................         65,000       2,258,750
                                                                   --------------
FINANCIAL SERVICES -- 5.3%
  American Express Co.............................        154,400      17,601,600
  Associates First Capital Corp...................        115,633       8,889,287
  Bear Stearns Companies, Inc.....................         24,000       1,365,000
  Beneficial Corp.................................         17,400       2,665,462
  Capital One Financial Corp......................         14,000       1,738,625
  Countrywide Credit Industries, Inc..............         36,400       1,847,300
  Federal Home Loan Mortgage Corp.................        231,700      10,904,381
  Federal National Mortgage Association...........        352,600      21,420,450
  Fifth Third Bancorp.............................         80,000       5,040,000
  Franklin Resource, Inc..........................         84,300       4,552,200
  Green Tree Financial Corp.......................         46,000       1,969,375
  H & R Block, Inc................................         34,300       1,444,887
  Household International, Inc....................        106,200       5,283,450
  Lehman Brothers Holdings, Inc...................         37,400       2,900,837
  MBNA Corp.......................................        166,612       5,498,196
  Merrill Lynch & Co., Inc........................        113,200      10,442,700
  Morgan Stanley, Dean Witter, Discover & Co......        197,405      18,037,882
  Schwab (Charles) Corp...........................         87,200       2,834,000
  SLM Holding Corp................................         38,000       1,862,000
  State Street Corp...............................         53,500       3,718,250
  Sunamerica, Inc.................................         65,300       3,750,669
  Transamerica Corp...............................         20,600       2,371,575

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Travelers Group, Inc............................        381,409  $   23,122,921
  Washington Mutual, Inc..........................        128,280       5,572,162
                                                                   --------------
                                                                      164,833,209
                                                                   --------------
FOOD & BEVERAGES -- 5.6%
  Anheuser-Busch Companies, Inc...................        163,000       7,691,562
  Archer-Daniels-Midland Co.......................        188,737       3,656,779
  Bestfoods.......................................         96,000       5,574,000
  Brown-Forman Corp. (Class "B" Stock)............         23,000       1,477,750
  Campbell Soup Co................................        152,400       8,096,250
  Coca-Cola Co....................................        822,600      70,332,300
  ConAgra, Inc....................................        157,300       4,984,444
  Coors (Adolph) Co. (Class "B" Stock)............         12,600         428,400
  General Mills, Inc..............................         52,400       3,582,850
  Giant Food, Inc. (Class "A" Stock)..............         20,600         887,087
  Heinz (H.J.) & Co...............................        121,250       6,805,156
  Hershey Foods Corp..............................         47,900       3,305,100
  Kellogg Co......................................        137,100       5,149,819
  PepsiCo, Inc....................................        504,300      20,770,856
  Pioneer Hi-Bred International, Inc..............         81,300       3,363,787
  Quaker Oats Co..................................         46,100       2,532,619
  Ralston-Ralston Purina Group....................         35,740       4,174,879
  Sara Lee Corp...................................        157,500       8,810,156
  Seagram Co., Ltd................................        119,100       4,875,656
  Sysco Corp......................................        113,400       2,905,875
  Wrigley (William) Jr. Co........................         38,400       3,763,200
                                                                   --------------
                                                                      173,168,525
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Boise Cascade Corp..............................         18,486         605,416
  Champion International Corp.....................         32,400       1,593,675
  Fort James Corp.................................         70,300       3,128,350
  Georgia-Pacific Corp............................         30,800       1,815,275
  International Paper Co..........................        100,534       4,322,962
  Louisiana-Pacific Corp..........................         36,200         660,650
  Mead Corp.......................................         34,700       1,101,725
  Potlatch Corp...................................          9,800         411,600
  Temple-Inland, Inc..............................         18,600       1,002,075
  Union Camp Corp.................................         22,800       1,131,450
  Westvaco Corp...................................         35,100         991,575
  Weyerhaeuser Co.................................         65,900       3,043,756
  Willamette Industries, Inc......................         36,600       1,171,200
                                                                   --------------
                                                                       20,979,709
                                                                   --------------
GAS PIPELINES -- 0.5%
  Columbia Energy Group...........................         27,750       1,543,594
  Consolidated Natural Gas Co.....................         31,700       1,866,337
  Enron Corp......................................        109,200       5,903,625
  Peoples Energy Corp.............................         11,200         432,600
  Sempra Energy (a)...............................         41,505       1,151,760
  Sonat, Inc......................................         36,200       1,398,225
  Williams Companies, Inc.........................        135,800       4,583,250
                                                                   --------------
                                                                       16,879,391
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp....................        215,998       6,290,942
  Healthsouth Corp. (a)...........................        129,700       3,461,369
  Humana, Inc. (a)................................         54,100       1,687,244
  Manor Care, Inc.................................         21,450         824,484
  Service Corp. International.....................         83,600       3,584,350
  Shared Medical Systems Corp.....................          8,800         646,250
  Tenet Healthcare Corp. (a)......................        102,800       3,212,500
                                                                   --------------
                                                                       19,707,139
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.1%
  Clorox Co.......................................         34,600  $    3,299,975
  Gillette Co.....................................        372,200      21,099,087
  Kimberly-Clark Corp.............................        185,188       8,495,499
                                                                   --------------
                                                                       32,894,561
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,400         902,825
  Fleetwood Enterprises, Inc......................         11,600         464,000
  Kaufman & Broad Home Corp.......................         12,966         411,670
  Lowe's Companies, Inc...........................        115,200       4,672,800
  Masco Corp......................................         54,800       3,315,400
  Maytag Corp.....................................         32,100       1,584,938
  Owens Corning...................................         18,800         767,275
  Stanley Works...................................         29,100       1,209,469
  Tupperware Corp.................................         19,900         559,688
  Whirlpool Corp..................................         25,400       1,746,250
                                                                   --------------
                                                                       15,634,315
                                                                   --------------
INSURANCE -- 3.8%
  Aetna, Inc......................................         49,012       3,731,039
  Allstate Corp...................................        142,694      13,065,419
  American General Corp...........................         84,786       6,035,703
  American International Group, Inc...............        233,455      34,084,430
  Aon Corp........................................         55,950       3,930,488
  Chubb Corp......................................         56,300       4,525,113
  CIGNA Corp......................................         73,900       5,099,100
  Cincinnati Financial Corp.......................         55,500       2,129,813
  Conseco, Inc....................................         61,800       2,889,150
  General Re Corp.................................         26,150       6,629,025
  Hartford Financial Services Group, Inc..........         39,200       4,483,500
  Jefferson-Pilot Corp............................         35,212       2,040,095
  Lincoln National Corp...........................         33,800       3,088,475
  Marsh & McLennan Companies, Inc.................         84,300       5,094,881
  MBIA, Inc.......................................         32,400       2,425,950
  MGIC Investment Corp............................         37,800       2,156,963
  Progressive Corp................................         24,000       3,384,000
  SAFECO Corp.....................................         47,400       2,153,738
  St. Paul Companies, Inc.........................         76,910       3,235,027
  Torchmark Corp..................................         47,100       2,154,825
  United Healthcare Corp..........................         62,200       3,949,700
  UNUM Corp.......................................         46,200       2,564,100
                                                                   --------------
                                                                      118,850,534
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp..................................         32,800         811,800
  Harrah's Entertainment, Inc. (a)................         34,750         807,938
  King World Productions, Inc. (a)................         25,100         640,050
  Mirage Resorts, Inc. (a)........................         58,800       1,253,175
  Walt Disney Co..................................        225,867      23,730,152
                                                                   --------------
                                                                       27,243,115
                                                                   --------------
LODGING -- 0.2%
  Hilton Hotels Corp..............................         82,700       2,356,950
  Marriott International, Inc. (Class "A"
    Stock)........................................         86,000       2,784,250
                                                                   --------------
                                                                        5,141,200
                                                                   --------------
MACHINERY -- 0.8%
  Briggs & Stratton Corp..........................          7,600         284,525
  Case Corp.......................................         24,900       1,201,425
  Caterpillar, Inc................................        123,900       6,551,213
  Cincinnati Milacron, Inc........................         12,300         299,044
  Cooper Industries, Inc..........................         40,300       2,213,981
  Deere & Co......................................         83,600       4,420,350
  Dover Corp......................................         74,100       2,537,925

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Eaton Corp......................................         25,000  $    1,943,750
  Harnischfeger Industries, Inc...................         15,800         447,338
  Ingersoll-Rand Co...............................         54,750       2,412,422
  Snap-On, Inc....................................         20,400         739,500
  Timken Co.......................................         21,100         650,144
                                                                   --------------
                                                                       23,701,617
                                                                   --------------
MANUFACTURING -- 0.6%
  Illinois Tool Works, Inc........................         82,900       5,528,394
  Tyco International, Ltd.........................        192,500      12,127,500
                                                                   --------------
                                                                       17,655,894
                                                                   --------------
MEDIA -- 2.8%
  CBS Corp........................................        236,000       7,493,000
  Clear Channel Communications, Inc. (a)..........         40,900       4,463,213
  Comcast Corp. (Special Class "A" Stock).........        118,400       4,806,300
  Donnelley (R.R.) & Sons Co......................         48,600       2,223,450
  Dow Jones & Co., Inc............................         31,600       1,761,700
  Dun & Bradstreet Corp...........................         57,260       2,068,518
  Gannett Co., Inc................................         94,200       6,694,088
  HBO & Co........................................        141,300       4,980,825
  Interpublic Group of Companies, Inc.............         41,700       2,530,669
  Knight-Ridder, Inc..............................         27,100       1,492,194
  McGraw-Hill, Inc................................         33,200       2,707,875
  Mediaone Group, Inc.............................        202,200       8,884,163
  Meredith Corp...................................         17,500         821,406
  New York Times Co. (Class "A" Stock)............         32,000       2,536,000
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        169,500       6,515,156
  Time Warner, Inc................................        194,140      16,586,836
  Times Mirror Co. (Class "A" Stock)..............         30,000       1,886,250
  Tribune Co......................................         40,700       2,800,669
  Viacom, Inc. (Class "B" Stock) (a)..............        117,667       6,854,103
                                                                   --------------
                                                                       88,106,415
                                                                   --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         65,680       1,502,430
  Armco, Inc. (a).................................         26,700         170,213
  Bethlehem Steel Corp. (a).......................         43,500         541,031
  Inland Steel Industries, Inc....................         16,700         470,731
  Nucor Corp......................................         30,200       1,389,200
  USX-U.S. Steel Group, Inc.......................         28,540         941,820
  Worthington Industries, Inc.....................         33,400         503,088
                                                                   --------------
                                                                        5,518,513
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum, Ltd.............................         75,950       2,098,119
  Aluminum Company of America.....................         57,500       3,791,406
  Cyprus Amax Minerals Co.........................         30,100         398,825
  Inco Ltd........................................         55,100         750,738
  Reynolds Metals Co..............................         25,100       1,404,031
                                                                   --------------
                                                                        8,443,119
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         14,200         315,950
  Burlington Resources, Inc.......................         59,817       2,575,870
  Homestake Mining Co.............................         71,400         740,775
  Phelps Dodge Corp...............................         19,900       1,138,031
                                                                   --------------
                                                                        4,770,626
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.5%
  Crane Co........................................         15,450         750,291
  Ecolab, Inc.....................................         42,800       1,326,800
  General Signal Corp.............................         16,962         610,632

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  ITT Industries, Inc.............................         39,100  $    1,461,363
  Laidlaw, Inc....................................        106,500       1,297,969
  Millipore Corp..................................         13,900         378,775
  NACCO Industries, Inc. (Class "A" Stock)........          2,700         348,975
  Pall Corp.......................................         41,200         844,600
  PPG Industries, Inc.............................         58,700       4,083,319
  Textron, Inc....................................         55,100       3,949,981
  Thermo Electron Corp. (a).......................         53,000       1,811,938
                                                                   --------------
                                                                       16,864,643
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.4%
  American Greetings Corp. (Class "A" Stock)......         24,300       1,237,781
  Black & Decker Corp.............................         32,300       1,970,300
  Corning, Inc....................................         77,400       2,689,650
  Eastman Kodak Co................................        108,700       7,941,894
  Jostens, Inc....................................         12,200         294,325
  Minnesota Mining & Manufacturing Co.............        135,700      11,152,844
  Polaroid Corp...................................         15,100         536,994
  Rubbermaid, Inc.................................         51,300       1,702,519
  Unilever N.V. (N.Y. Shares), ADR, (United
    Kingdom)......................................        212,500      16,774,219
                                                                   --------------
                                                                       44,300,526
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         55,800       2,123,888
                                                                   --------------
OIL & GAS -- 6.2%
  Amerada Hess Corp...............................         30,700       1,667,394
  Amoco Corp......................................        324,060      13,488,998
  Anadarko Petroleum Corp.........................         20,400       1,370,625
  Ashland, Inc....................................         24,700       1,275,138
  Atlantic Richfield Co...........................        106,670       8,333,594
  Chevron Corp....................................        218,100      18,115,931
  Coastal Corp....................................         34,600       2,415,513
  Eastern Enterprises.............................          6,400         274,400
  Exxon Corp......................................        820,700      58,526,169
  Kerr-McGee Corp.................................         15,900         920,213
  Mobil Corp......................................        260,700      19,976,138
  NICOR, Inc......................................         15,900         637,988
  Pennzoil Co.....................................         16,000         810,000
  Phillips Petroleum Co...........................         87,200       4,201,950
  Royal Dutch Petroleum Co........................        713,600      39,114,200
  Sun Co., Inc....................................         32,600       1,265,288
  Texaco, Inc.....................................        181,582      10,838,176
  Union Pacific Resources Group, Inc..............         84,456       1,483,259
  Unocal Corp.....................................         83,000       2,967,250
  USX-Marathon Group..............................         96,100       3,297,431
                                                                   --------------
                                                                      190,979,655
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.1%
  Occidental Petroleum Corp.......................        116,800       3,153,600
  Oryx Energy Co. (a).............................         34,500         763,313
                                                                   --------------
                                                                        3,916,913
                                                                   --------------
OIL & GAS SERVICES -- 0.8%
  Apache Corp.....................................         32,200       1,014,300
  Baker Hughes, Inc...............................         55,700       1,925,131
  Dresser Industries, Inc.........................         58,500       2,577,656
  Halliburton Co..................................         87,200       3,885,850
  Helmerich & Payne, Inc..........................         15,800         351,550
  McDermott International, Inc....................         20,300         699,081
  ONEOK, Inc......................................          9,800         390,775
  Rowan Companies, Inc. (a).......................         28,200         548,138

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Schlumberger Ltd................................        165,300  $   11,292,056
  Western Atlas, Inc. (a).........................         17,900       1,519,263
                                                                   --------------
                                                                       24,203,800
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        123,200       2,363,900
  Battle Mountain Gold Co.........................         75,500         448,281
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................         65,000         987,188
  Newmont Mining Corp.............................         51,503       1,216,758
  Placer Dome, Inc................................         84,400         991,700
                                                                   --------------
                                                                        6,007,827
                                                                   --------------
RAILROADS -- 0.5%
  Burlington Northern Santa Fe Corp...............         52,042       5,109,874
  CSX Corp........................................         73,512       3,344,796
  Norfolk Southern Corp...........................        125,100       3,729,544
  Union Pacific Corp..............................         81,800       3,609,425
                                                                   --------------
                                                                       15,793,639
                                                                   --------------
RESTAURANTS -- 0.6%
  Darden Restaurants, Inc.........................         50,300         798,513
  McDonald's Corp.................................        229,500      15,835,500
  Tricon Global Restaurants, Inc. (a).............         51,050       1,617,647
  Wendy's International, Inc......................         44,000       1,034,000
                                                                   --------------
                                                                       19,285,660
                                                                   --------------
RETAIL -- 5.4%
  Abercrombie & Fitch Co.(Class "A" Stock)........          1,212          53,328
  Albertson's, Inc................................         81,700       4,233,081
  American Stores Co..............................         91,800       2,220,413
  AutoZone, Inc. (a)..............................         50,900       1,625,619
  Circuit City Stores, Inc........................         33,200       1,556,250
  Consolidated Stores Corp. (a)...................         34,600       1,254,250
  Costco Companies, Inc. (a)......................         70,666       4,456,375
  CVS Corp........................................        126,000       4,906,125
  Dayton-Hudson Corp..............................        144,584       7,012,324
  Dillard's, Inc..................................         37,050       1,535,259
  Federated Department Stores, Inc. (a)...........         69,300       3,729,206
  Great Atlantic & Pacific Tea Co., Inc...........         12,200         403,363
  Harcourt General, Inc...........................         23,206       1,380,757
  Home Depot, Inc.................................        243,423      20,219,323
  IKON Office Solutions, Inc......................         45,576         663,701
  J.C. Penney Co., Inc............................         82,700       5,980,244
  Kmart Corp. (a).................................        160,300       3,085,775
  Kroger Co. (a)..................................         84,200       3,610,075
  Liz Claiborne, Inc..............................         23,000       1,201,750
  Longs Drug Stores, Inc..........................         11,700         337,838
  May Department Stores Co........................         76,700       5,023,850
  Mercantile Stores Co., Inc......................         12,100         955,144
  Newell Co.......................................         52,500       2,615,156
  Nordstrom, Inc..................................         25,600       1,977,600
  Pep Boys - Manny, Moe & Jack....................         21,300         403,369
  Rite Aid Corp...................................         87,200       3,275,450
  Sears, Roebuck & Co.............................        129,900       7,932,019
  Sherwin-Williams Co.............................         58,600       1,941,125
  Supervalu, Inc..................................         20,000         887,500
  Tandy Corp......................................         33,830       1,795,104
  The Gap, Inc....................................        131,950       8,131,419
  The Limited, Inc................................         88,648       2,936,465
  TJX Companies, Inc..............................        107,400       2,591,025
  Toys 'R' Us, Inc. (a)...........................         92,750       2,185,422
  Venator Group, Inc. (a).........................         44,400         849,150
  Wal-Mart Stores, Inc............................        747,500      45,410,625

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Walgreen Co.....................................        163,500  $    6,754,594
  Winn-Dixie Stores, Inc..........................         49,200       2,518,425
                                                                   --------------
                                                                      167,648,498
                                                                   --------------
RUBBER -- 0.1%
  Cooper Tire & Rubber Co.........................         26,300         542,438
  Goodyear Tire & Rubber Co.......................         52,100       3,357,194
                                                                   --------------
                                                                        3,899,632
                                                                   --------------
SEMICONDUCTORS
  National Semiconductor Corp. (a)................         53,000         698,938
                                                                   --------------
TELECOMMUNICATIONS -- 8.3%
  Airtouch Communications, Inc. (a)...............        187,800      10,974,563
  Alltel Corp.....................................         61,600       2,864,400
  Ameritech Corp..................................        364,900      16,374,888
  Andrew Corp. (a)................................         28,512         514,998
  Ascend Communications, Inc. (a).................         62,000       3,072,875
  AT&T Corp.......................................        539,973      30,845,958
  Bell Atlantic Corp..............................        516,390      23,560,294
  BellSouth Corp..................................        330,400      22,178,100
  DSC Communications Corp. (a)....................         38,100       1,143,000
  Frontier Corp...................................         54,300       1,710,450
  General Instrument Corp. (a)....................         47,700       1,296,844
  GTE Corp........................................        318,720      17,728,800
  Lucent Technologies, Inc........................        434,720      36,163,270
  MCI Communications Corp.........................        237,600      13,810,500
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................         88,700       2,206,413
  Northern Telecom, Ltd...........................        172,600       9,795,050
  SBC Communications, Inc.........................        610,286      24,411,440
  Scientific-Atlanta, Inc.........................         26,700         677,513
  Sprint Corp.....................................        142,500      10,046,250
  Tellabs, Inc. (a)...............................         60,400       4,326,150
  US West, Inc....................................        168,822       7,934,638
  WorldCom, Inc. (a)..............................        340,000      16,468,750
                                                                   --------------
                                                                      258,105,144
                                                                   --------------
TEXTILES -- 0.1%
  National Service Industries, Inc................         14,400         732,600
  Russell Corp....................................         11,500         347,156
  Springs Industries, Inc.........................          6,600         304,425
  VF Corp.........................................         40,236       2,072,154
                                                                   --------------
                                                                        3,456,335
                                                                   --------------
TOBACCO -- 0.1%
  UST, Inc........................................         60,700       1,638,900
                                                                   --------------
TOYS -- 0.2%
  Hasbro, Inc.....................................         44,900       1,765,131
  Mattel, Inc.....................................         96,881       4,099,277
                                                                   --------------
                                                                        5,864,408
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  FDX Corp........................................         48,820       3,063,455
  Ryder System, Inc...............................         25,300         798,531
                                                                   --------------
                                                                        3,861,986
                                                                   --------------
UTILITY - ELECTRIC -- 2.3%
  Ameren Corp.....................................         44,400       1,764,900
  American Electric Power Co., Inc................         62,200       2,822,325
  Baltimore Gas & Electric Co.....................         49,650       1,542,253
  Carolina Power & Light Co.......................         49,300       2,138,388
  Central & South West Corp.......................         69,600       1,870,500
  CINergy Corp....................................         52,739       1,845,865
  Consolidated Edison, Inc........................         77,300       3,560,631
  Dominion Resources, Inc.........................         63,350       2,581,513
  DTE Energy Co...................................         47,200       1,905,700
  Duke Energy Corp................................        119,431       7,076,287

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------

  Edison International............................        125,400  $    3,707,138
  Entergy Corp....................................         79,800       2,294,250
  FirstEnergy Corp. (a)...........................         76,100       2,340,075
  FPL Group, Inc..................................         59,900       3,773,700
  GPU, Inc........................................         41,700       1,576,781
  Houston Industries, Inc.........................         96,210       2,970,484
  Niagara Mohawk Power Corp. (a)..................         45,300         676,669
  Northern States Power Co........................         50,000       1,431,250
  Pacific Gas & Electric Co.......................        143,200       4,519,750
  PacifiCorp......................................         97,400       2,203,675
  PECO Energy Co..................................         72,600       2,119,013
  PP&L Resources, Inc.............................         55,000       1,247,813
  Public Service Enterprise Group, Inc............         76,000       2,617,250
  Southern Co.....................................        229,700       6,359,819
  Texas Utilities Co..............................         81,706       3,401,012
  Unicom Corp.....................................         71,800       2,517,488
                                                                   --------------
                                                                       70,864,529
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        154,600       5,411,000
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,610,232,614)..........................................   2,981,511,598
                                                                   --------------
PREFERRED STOCKS
MISCELLANEOUS - INDUSTRIAL
  Sealed Air Corp. (Series A).....................              1              21
                                                                   --------------
    (cost $19)
TOTAL LONG-TERM INVESTMENTS
  (cost $1,610,232,633)..........................................   2,981,511,619
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 3.9%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 3.8%
  Joint Repurchase
    Agreement Account,
    5.715%, 07/01/98..............................  $     116,704  $  116,704,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bill,
    5.05%, 09/17/98 (b)...........................          4,500       4,452,435
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $121,154,772)............................................     121,156,435
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $1,731,387,405; Note 6)..................................   3,102,668,054
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                         (832,375)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                       (2,685,996)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $3,099,149,683
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of June 30, 1998 are as follows:

                                                                   VALUE AT
     NUMBER OF                         EXPIRATION    VALUE AT      JUNE 30,
     CONTRACTS             TYPE           DATE      TRADE DATE       1998      APPRECIATION
Long Position:
        397            S&P 500 Index      Sep 98   $ 3,114,176   $ 6,592,375   $ 3,478,199

                      SEE NOTES TO FINANCIAL STATEMENTS.


                                      B42

                            EQUITY INCOME PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.5%
                                                                       VALUE
COMMON STOCKS -- 90.9%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  United Industrial Corp..........................         32,300  $      419,900
                                                                   --------------
AIRLINES -- 4.0%
  AMR Corp. (a)...................................        947,000      78,837,750
  Trans World Airlines, Inc.......................      1,744,900      18,103,337
                                                                   --------------
                                                                       96,941,087
                                                                   --------------
AUTOS - CARS & TRUCKS -- 6.5%
  Chrysler Corp...................................      1,426,034      80,392,667
  Ford Motor Co...................................        762,600      44,993,400
  General Motors Corp.............................        494,000      33,005,375
                                                                   --------------
                                                                      158,391,442
                                                                   --------------
CHEMICALS -- 5.2%
  Dow Chemical Co.................................      1,029,600      99,549,450
  Millennium Chemicals, Inc.......................        841,498      28,505,745
                                                                   --------------
                                                                      128,055,195
                                                                   --------------
COMPUTERS -- 0.2%
  Intergraph Corp. (a)............................        619,900       5,307,894
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class "A"
    Stock)........................................         48,200          96,400
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 1.4%
  Eastman Kodak Co................................        222,300      16,241,794
  Gibson Greetings Inc. (a).......................        724,000      18,100,000
                                                                   --------------
                                                                       34,341,794
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.9%
  Kuhlman Corp....................................        571,200      22,598,100
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        562,400      11,564,350
  Instron Corp....................................        157,900       2,911,281
  Newport Corp....................................        313,000       6,181,750
                                                                   --------------
                                                                       20,657,381
                                                                   --------------
FINANCIAL SERVICES -- 10.8%
  A.G. Edwards, Inc...............................        322,800      13,779,525
  Associates First Capital Corp...................        199,866      15,364,699
  Bear Stearns Companies, Inc.....................        946,851      53,852,151
  Lehman Brothers Holdings, Inc...................      1,596,100     123,797,506
  PaineWebber Group, Inc..........................      1,294,700      55,510,262
  Travelers Group, Inc............................         29,300       1,776,312
                                                                   --------------
                                                                      264,080,455
                                                                   --------------
FOREST PRODUCTS -- 4.0%
  Fletcher Challenge Ltd., ADR, (Canada)..........         63,600         361,725
  Georgia-Pacific Corp............................        392,500      23,132,969
  Longview Fibre Co...............................      1,000,000      14,250,000
  Louisiana-Pacific Corp..........................      1,311,900      23,942,175
  Potlatch Corp...................................        209,300       8,790,600
  Rayonier, Inc...................................        404,600      18,611,600
  Weyerhaeuser Co.................................        200,000       9,237,500
                                                                   --------------
                                                                       98,326,569
                                                                   --------------
GAS DISTRIBUTION -- 1.3%
  British Gas PLC, ADR, (United Kingdom)..........      1,099,125      31,599,844
                                                                   --------------
GAS PIPELINES -- 0.3%
  Sonat, Inc......................................        210,400       8,126,700
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSING RELATED -- 4.2%
  Hanson, PLC, ADR, (United Kingdom)..............      2,026,550  $   61,429,797
  Kaufman & Broad Home Corp.......................        707,000      22,447,250
  Ryland Group, Inc...............................        750,000      19,687,500
                                                                   --------------
                                                                      103,564,547
                                                                   --------------
INSURANCE -- 3.1%
  Marsh & McLennan Companies, Inc.................        822,600      49,715,887
  Ohio Casualty Corp..............................        387,500      17,146,875
  Selective Insurance Group, Inc..................        405,600       9,087,975
                                                                   --------------
                                                                       75,950,737
                                                                   --------------
MEDIA -- 1.7%
  CBS Corp........................................      1,048,845      33,300,829
  Dun & Bradstreet Corp...........................        199,500       7,206,937
                                                                   --------------
                                                                       40,507,766
                                                                   --------------
METALS - FERROUS -- 2.6%
  USX-U.S. Steel Group............................      1,930,200      63,696,600
                                                                   --------------
METALS - NON FERROUS -- 4.7%
  Aluminum Company of America.....................        962,800      63,484,625
  Kaiser Aluminum Corp. (a).......................        271,872       2,599,776
  Reynolds Metals Co..............................        884,186      49,459,154
                                                                   --------------
                                                                      115,543,555
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 1.3%
  Nova Corp.......................................      1,867,200      21,589,500
  Tenneco, Inc....................................        232,300       8,841,919
  Zeigler Coal Holdings Company...................         37,500         642,187
                                                                   --------------
                                                                       31,073,606
                                                                   --------------
OIL & GAS -- 5.4%
  Crestar Energy, Inc., ADR, (Canada) (a).........        204,000       2,481,447
  Elf Aquitaine SA, ADR, (France).................        693,600      49,245,600
  Occidental Petroleum Corp.......................      1,020,000      27,540,000
  Pioneer Natural Resources Co....................      1,866,717      44,567,868
  USX-Marathon Group..............................        235,200       8,070,300
                                                                   --------------
                                                                      131,905,215
                                                                   --------------
OIL & GAS SERVICES -- 3.6%
  McDermott International, Inc....................      1,852,000      63,778,250
  Quaker State Corp...............................      1,520,000      24,890,000
                                                                   --------------
                                                                       88,668,250
                                                                   --------------
PRECIOUS METALS -- 0.3%
  Ashanti Goldfields Co., Ltd.....................        715,131       5,810,439
  Coeur D'Alene Mines Corp........................        198,578       1,340,401
  Echo Bay Mines, Ltd.............................        304,499         685,123
                                                                   --------------
                                                                        7,835,963
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 12.9%
  Alexander Haagen Properties, Inc................        428,400       6,452,775
  Amli Residential Properties Trust...............        212,500       4,555,469
  Bradley Real Estate, Inc........................        109,800       2,319,525
  Capital Automotive..............................        590,000       8,370,625
  CCA Prison Realty Trust.........................        637,900      19,535,687
  Crescent Operating, Inc. (a)....................        155,150       2,637,550
  Crescent Real Estate Equities, Inc..............      1,823,300      61,308,462
  Crown American Realty Trust.....................      1,150,400      11,144,500
  Equity Inns, Inc................................        204,000       2,690,250
  Equity Office Properties Trust..................        555,278      15,756,013
  Equity Residential Properties Trust.............      1,604,200      76,099,238
  Gables Residential Trust........................        425,900      11,552,538
  Glimcher Realty Trust...........................        522,700      10,159,981
  Irvine Apartment Communities, Inc...............        395,600      11,447,675

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

JUNE 30, 1998 (UNAUDITED)


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  JDN Realty Corp.................................         29,400  $      937,125
  JP Realty, Inc..................................         85,700       2,019,306
  Kimco Realty Corp...............................         57,350       2,351,350
  Malan Realty Investors, Inc.....................        140,000       2,476,250
  Manufactured Home Communities, Inc..............        417,800      10,079,425
  Pennsylvania Real Estate
    Investment Trust..............................         51,100       1,133,781
  Security Capital Pacific Trust..................        194,800       4,383,000
  Simon Debartolo Group, Inc......................         12,800         416,000
  Sunstone Hotel Investors, Inc...................        162,300       2,160,619
  TriNet Corporate Realty Trust, Inc..............        170,000       5,780,000
  Vornado Realty Trust............................        785,600      31,178,500
  Walden Residential Properties, Inc..............        362,100       8,871,450
                                                                   --------------
                                                                      315,817,094
                                                                   --------------
RETAIL -- 5.2%
  Blair Corporation...............................         82,000       2,624,000
  Heilig-Meyers, Co...............................      1,396,300      17,191,944
  J.C. Penney Co., Inc............................        785,200      56,779,775
  The Limited, Inc................................      1,534,700      50,836,938
                                                                   --------------
                                                                      127,432,657
                                                                   --------------
STEEL -- 0.2%
  AK Steel Holding Corp...........................        304,300       5,439,363
                                                                   --------------
TELECOMMUNICATIONS -- 2.5%
  Telecomunicacoes Brasileiras SA, ADR,
    (Brazil)......................................        359,600      39,263,825
  Telefonos de Mexico SA, (Class "L" Stock), ADR,
    (Mexico)......................................        469,700      22,574,956
                                                                   --------------
                                                                       61,838,781
                                                                   --------------
TEXTILES -- 0.8%
  Garan, Inc......................................          3,000          81,375
  Kellwood Co.....................................        529,300      18,922,475
  Oxford Industries, Inc..........................         35,200       1,229,800
                                                                   --------------
                                                                       20,233,650
                                                                   --------------
TOBACCO -- 3.5%
  BAT Industries, PLC, ADR, (United Kingdom)......        618,600      12,487,988
  Phillip Morris Co., Inc.........................        333,100      13,115,813
  RJR Nabisco Holdings Corp.......................      2,452,880      58,255,900
                                                                   --------------
                                                                       83,859,701
                                                                   --------------
TRUCKING/SHIPPING -- 0.8%
  Alexander & Baldwin, Inc........................        293,550       8,549,644
  Yellow Corp.....................................        561,000      10,413,563
                                                                   --------------
                                                                       18,963,207
                                                                   --------------
UTILITY - ELECTRIC -- 1.3%
  Cleco Corporation...............................          6,200         184,450
  Entergy Corp....................................        817,100      23,491,625
  First Energy Corp. (a)..........................         24,965         767,674
  Pacific Gas & Electric, Co......................        244,800       7,726,500
                                                                   --------------
                                                                       32,170,249
                                                                   --------------
WASTE MANAGEMENT -- 1.3%
  Waste Management, Inc...........................        889,300      31,125,500
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,633,011,919)..........................................   2,224,569,202
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
PREFERRED STOCKS -- 3.8%                               SHARES         (NOTE 2)
                                                    -------------  --------------
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         35,072  $    1,900,464
                                                                   --------------
METALS - FERROUS -- 0.9%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      11,880,000
  Rouge Steel.....................................        267,700       3,346,250
  USX Capital Trust (Cum. Conv.)..................        116,900       5,625,812
                                                                   --------------
                                                                       20,852,062
                                                                   --------------
METALS - NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), Series B.........         61,200       2,677,500
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.5%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         55,600       1,674,950
  Union Pacific Capital Trust.....................        243,900      11,493,788
                                                                   --------------
                                                                       13,168,738
                                                                   --------------
RETAIL -- 2.2%
  Kmart Corp. (Cum. Conv.)........................        778,900      54,523,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $87,289,479).............................................      93,121,764
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp.,
    expiring 3/11/03..............................          5,689          33,423
                                                                   --------------
REAL ESTATE DEVELOPMENT
  Security Capital Pacific Trust,
    expiring 9/18/98..............................         31,610          10,866
                                                                   --------------
TOTAL WARRANTS
  (cost $248,929)................................................          44,289
                                                                   --------------
                                                                  PRINCIPAL
CONVERTIBLE                                           MOODY'S      AMOUNT
BONDS -- 0.8%                                          RATING       (000)
                                                    ------------  ---------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.,
    7.50%, 05/15/14...............................       B2       $   1,800       1,800,000
                                                                             --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc.,
    Zero Coupon, 05/05/08.........................       A2           6,060       4,438,950
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Alexander Haagen Properties, Inc., Series A,
    7.50%, 01/15/01...............................       NR             610         588,650
    7.50%, 01/15/01...............................       NR           1,020         994,500
  Malan Realty Investors, Inc.,
    9.50%, 07/15/04...............................       NR           3,000       3,071,250
                                                                             --------------
                                                                                  4,654,400
                                                                             --------------
RETAIL -- 0.3%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06...............................       B2           8,160       7,588,800
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $18,504,082).......................................................      18,482,150
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,739,054,409)....................................................   2,336,217,405
                                                                             --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 4.4%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Aggrement
    Account, 5.715%, 07/01/98
    (cost $108,947,000; Note 5)
                                                    $     108,947  $  108,947,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.9%
  (cost $1,848,001,409; Note 6)..................................   2,445,164,405
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%............................................       1,868,966
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $2,447,033,371
                                                                   --------------
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  NR    Not Rated by Moody's or Standard & Poor's.

(a)  Non-income producing security.

                                EQUITY PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 80.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE
  Raytheon Co.....................................         44,639  $    2,572,322
                                                                   --------------
AUTOS - CARS & TRUCKS -- 3.0%
  Chrysler Corp...................................        981,720      55,344,465
  General Motors Corp.............................        700,000      46,768,750
  LucasVarity PLC (United Kingdom)................     19,150,084      76,068,347
  Navistar International Corp. (a)................        395,200      11,411,400
  PACCAR, Inc.....................................        279,400      14,598,650
                                                                   --------------
                                                                      204,191,612
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 5.8%
  Bank of New York Co., Inc.......................      1,200,000      72,825,000
  BankAmerica Corp................................        698,000      60,333,375
  Chase Manhattan Corp............................        977,800      73,823,900
  Mellon Bank Corp................................        270,100      18,805,712
  Mercantile Bankshares Corp......................        419,400      14,600,362
  Morgan (J.P.) & Co., Inc........................        327,900      38,405,287
  National City Corp..............................         61,560       4,370,760
  NationsBank Corp................................      1,000,000      76,500,000
  Republic New York Corp..........................        450,000      28,321,875
                                                                   --------------
                                                                      387,986,271
                                                                   --------------
CHEMICALS -- 2.8%
  BOC Group, PLC ADR (United Kingdom).............        800,000      21,700,000
  Dow Chemical Co.................................        556,300      53,787,256
  Eastman Chemical Co.............................        941,550      58,611,487
  Potash Corp. of Saskatchewan Inc., (Canada).....        380,000      28,713,750
  Wellman, Inc....................................        798,200      18,109,162
  Witco Corp......................................        268,800       7,862,400
                                                                   --------------
                                                                      188,784,055
                                                                   --------------
COMPUTERS -- 2.8%
  Compaq Computer Corp............................      2,882,250      81,783,844
  International Business Machines Corp............        600,000      68,887,500
  NCR Corp........................................        100,000       3,250,000
  Seagate Technology, Inc. (a)....................      1,426,500      33,968,531
                                                                   --------------
                                                                      187,889,875
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
CONSTRUCTION & HOUSING -- 1.4%
  American Standard Co., Inc. (a).................      1,050,000      46,921,875
  Centex Corp.....................................      1,200,000      45,300,000
                                                                   --------------
                                                                       92,221,875
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.1%
  Gibson Greeting, Inc. (a).......................        750,000  $   18,750,000
  Loews Corp......................................      1,775,000     154,646,875
  Phillip Morris Co., Inc.........................      2,025,000      79,734,375
  RJR Nabisco Holdings Corp.......................      3,710,000      88,112,500
                                                                   --------------
                                                                      341,243,750
                                                                   --------------
ELECTRONICS -- 2.5%
  AMP Inc.........................................      1,885,000      64,796,875
  Arrow Electronics, Inc. (a).....................      1,442,200      31,367,850
  Avnet, Inc......................................        197,900      10,822,656
  Gerber Scientific, Inc..........................        419,800       9,550,450
  Harris Corp.....................................        600,000      26,812,500
  Hitachi Ltd. ADR................................        399,500      25,767,750
                                                                   --------------
                                                                      169,118,081
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  American Express Co.............................        350,000      39,900,000
  Lehman Brothers Holdings, Inc...................        849,800      65,912,612
  Morgan Stanley, Dean Witter, Discover & Co......      1,712,000     156,434,000
  Travelers Group, Inc............................      1,698,361     102,963,136
                                                                   --------------
                                                                      365,209,748
                                                                   --------------
FOREST PRODUCTS -- 7.4%
  Fort James Corp.................................        664,000      29,548,000
  Georgia-Pacific Corp............................      1,258,000      74,143,375
  Georgia-Pacific Timber Group....................      1,158,000      26,706,375
  International Paper Co..........................      1,638,000      70,434,000
  Mead Corp.......................................      1,800,000      57,150,000
  Rayonier Inc....................................        830,400      38,198,400
  Temple-Inland, Inc..............................        892,500      48,083,437
  Weyerhaeuser Co.................................      1,522,500      70,320,469
  Willamette Industries, Inc......................      2,500,000      80,000,000
                                                                   --------------
                                                                      494,584,056
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 6.9%
  Columbia/HCA Healthcare Corp....................      4,074,100     118,658,162
  Foundation Health Systems, Inc. (a).............      3,303,810      87,137,989
  PacifiCare Health Systems, Inc. (a).............        547,100      48,349,962


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

JUNE 30, 1998 (UNAUDITED)


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------

  Tenet Healthcare Corp. (a)......................      3,103,832      96,994,750
  Wellpoint Health Networks Inc...................      1,544,300     114,278,200
                                                                   --------------
                                                                      465,419,063
                                                                   --------------
INSURANCE -- 10.7%
  American Financial Group, Inc...................        552,700  $   23,938,819
  American General Corp...........................      1,528,504     108,810,378
  Chubb Corp......................................      2,206,400     177,339,400
  Citizens Corp...................................        700,000      21,918,750
  Equitable Companies, Inc........................      1,100,000      82,431,250
  Old Republic International Corp.................      2,926,327      85,777,960
  SAFECO Corp.....................................      2,855,800     129,760,412
  St. Paul Companies, Inc.........................      1,653,800      69,562,963
  Tokio Marine & Fire Insurance Co. Ltd. ADR
    (Japan).......................................        404,400      20,573,850
                                                                   --------------
                                                                      720,113,782
                                                                   --------------
METALS - FERROUS -- 0.4%
  Birmingham Steel Corp...........................      1,492,400      18,468,450
  Carpenter Technology Corp.......................        100,000       5,025,000
                                                                   --------------
                                                                       23,493,450
                                                                   --------------
METALS - NON FERROUS -- 0.9%
  Aluminum Company of America.....................        600,000      39,562,500
  Cyprus Amax Minerals Co.........................      1,490,400      19,747,800
  Nord Resources Corp. (a)........................        130,500         252,844
                                                                   --------------
                                                                       59,563,144
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.0%
  Eastman Kodak Co................................        889,800      65,011,013
                                                                   --------------
OIL & GAS -- 2.3%
  Amerada Hess Corp...............................        325,000      17,651,563
  Atlantic Richfield Co...........................      1,100,000      85,937,500
  Total SA, ADR, (France).........................        738,365      48,270,612
                                                                   --------------
                                                                      151,859,675
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 4.1%
  Elf Aquitaine SA, ADR, (France).................      2,424,433     172,134,743
  MarketSpan Corp. (a)............................      1,356,432      40,608,183
  Occidental Petroleum Corp.......................      1,100,000      29,700,000
  Oryx Energy Co. (a).............................      1,600,000      35,400,000
                                                                   --------------
                                                                      277,842,926
                                                                   --------------
PRECIOUS METALS -- 0.8%
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "A")..........................................      1,748,800      24,920,400
  Freeport-McMoRan Copper & Gold, Inc. (Class
    "B")..........................................        319,600       4,853,925
  Kinross Gold Corp. (a)..........................        105,126         341,660
  Newmont Mining Corp.............................        994,100      23,485,613
                                                                   --------------
                                                                       53,601,598
                                                                   --------------
RESTAURANTS -- 1.9%
  Darden Restaurants, Inc.........................      7,922,700     125,772,863
                                                                   --------------
RETAIL -- 8.5%
  BJ's Wholesale Club, Inc. (a)...................        250,900      10,192,813
  Dillard's, Inc..................................      3,300,000     136,743,750
  HomeBase, Inc. (a)..............................      1,300,000      10,318,750
  IKON Office Solutions, Inc......................      1,101,500      16,040,594
  Kmart Corp. (a).................................      6,500,000     125,125,000
  Nine West Group Inc. (a)........................        910,000      24,399,375
  Pep Boys - Manny, Moe & Jack....................      2,025,000      38,348,438
  Petrie Stores Corp. (a).........................        540,000       1,549,800
  Sears, Roebuck and Co...........................        690,000      42,133,125
  Tandy Corp......................................      2,115,800     112,269,638
  Toys 'R' Us, Inc. (a)...........................      2,350,000      55,371,875
                                                                   --------------
                                                                      572,493,158
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
SEMICONDUCTORS -- 0.3%
  National Semiconductor Corp. (a)................      1,360,000      17,935,000
                                                                   --------------
TELECOMMUNICATIONS -- 3.9%
  360 Communication Co. (a).......................      1,696,066  $   54,274,112
  AT&T Corp.......................................      1,100,000      62,837,500
  Loral Corp......................................      1,800,000      50,850,000
  Portugal Telecom SA, ADR, (Portugal)............        823,400      43,588,738
  Telefonica de Espana, SA, ADR, (Spain)..........        336,300      46,766,719
                                                                   --------------
                                                                      258,317,069
                                                                   --------------
TEXTILES
  Worldtex, Inc. (a)..............................        107,199         623,094
                                                                   --------------
TRANSPORTATION -- 0.3%
  Marine Transport Corp. (a)......................        100,000         406,250
  OMI Corp. (a)...................................      1,000,000       8,000,000
  Overseas Shipholding Group, Inc.................        600,000      12,225,000
                                                                   --------------
                                                                       20,631,250
                                                                   --------------
UTILITY - ELECTRIC -- 1.4%
  American Electric Power Co., Inc................        180,000       8,167,500
  GPU, Inc........................................        500,000      18,906,250
  Houston Industries, Inc.........................        974,519      30,088,274
  Unicom Corp.....................................      1,112,900      39,021,056
                                                                   --------------
                                                                       96,183,080
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000       8,370,000
                                                                   --------------
WASTE MANAGEMENT -- 0.9%
  Waste Management, Inc...........................      1,623,300      56,815,500
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,471,468,003)..........................................   5,407,847,310
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 19.8%                        RATING       (000)
                                                    ------------  ---------
COMMERCIAL PAPER -- 7.2%
  American General Finance,
    5.53%, 07/14/98...............................       P1       $  12,000      11,976,037
  Aon Corp.,
    5.55%, 07/14/98...............................       P2           4,000       3,991,983
  Associates Corp. of North America,
    5.52%, 08/10/98...............................       P1          26,000      25,840,533
  Bank of New York Co., Inc.,
    5.53%, 07/28/98...............................       P1          50,000      49,792,625
  Bell Atlantic Financial,
    5.58%, 07/22/98...............................       P1           3,000       2,990,235
  Caterpillar Inc.,
    6.00%, 07/06/98...............................       P1          15,000      15,000,000
  Commercial Credit Co.,
    5.57%, 08/11/98...............................       P1          14,000      13,911,189
  Cregem North America,
    5.70%, 07/20/98...............................       P1           6,000       5,981,950
  Eastman Kodak Co.,
    5.57%, 08/26/98...............................       P1           5,000       4,956,678
  Ford Motor Credit Corp.,
    5.54%, 07/02/98...............................       P1           8,000       7,998,769
  General Electric Capital Corp.,
    5.53%, 08/14/98...............................       P1          57,000      56,614,743
    5.60%, 07/22/98...............................       P1           6,000       5,980,400
  General Reinsurance Corp.,
    5.57%, 08/07/98...............................       P1           5,035       5,006,176

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------

  GTE Finance Corp.,
    5.60%, 07/23/98...............................       P3          11,000      10,962,356
  Heinz (H.J.) Co.,
    5.55%, 07/16/98...............................       P1       $   6,990  $    6,973,836
    5.55%, 08/28/98...............................       P1          20,000      19,821,167
  Morgan (J.P.) & Co., Inc.,
    5.54%, 08/24/98...............................       P1          62,000      61,484,780
  Nordbanken N.A.,
    5.52%, 07/10/98...............................       P1          18,000      17,975,160
  Nordbanken North America, Inc.,
    5.52%, 08/04/98...............................       P1          10,000       9,947,867
  Norwest Corp.,
    5.57%, 07/23/98...............................       P1          17,000      16,942,134
  Svenska Handelsbanken,
    5.53%, 08/10/98...............................       P1          14,000      13,913,978
  UBS Finance (Delaware),
    5.52%, 08/07/98...............................       P1          35,000      34,801,433
    5.53%, 08/07/98...............................       P1          16,000      15,909,062
  Xerox Corp.,
    5.52%, 07/14/98...............................       P1          47,000      46,906,313
  Xerox Credit Corp.,
    5.56%, 08/10/98...............................       P1          20,035      19,911,228
                                                                             --------------
                                                                                485,590,632
                                                                             --------------

LOAN PARTICIPATIONS -- 0.2%
  Countrywide Home Loan, Inc.,
    5.60%, 07/28/98...............................       P1          11,000      10,953,800
                                                                             --------------
REPURCHASE AGREEMENT -- 9.9%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5).....................                  661,589     661,589,000
                                                                             --------------

JUNE 30, 1998 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.7%
  Federal National Mortgage Association,
    4.94%, 02/23/99...............................                $   5,000  $    4,980,450
    5.63%, 08/14/98...............................                    8,000       7,998,160
    5.71%, 09/09/98...............................                   15,000      15,014,100
  United States Treasury Note,
    6.125%, 08/31/98..............................                   18,000      18,025,380
                                                                             --------------
                                                                                 46,018,090
                                                                             --------------
CERTIFICATES OF DEPOSIT - DOMESTIC -- 0.8%
  Chase Manhattan Bank,
    5.57%, 08/14/98...............................       P1          55,000      55,000,000
                                                                             --------------
TIME DEPOSIT - EURODOLLAR -- 1.0%
  Westdeutsche Landesbank,
    5.55%, 07/08/98...............................       P1          67,000      67,000,000
                                                                             --------------
CERTIFICATES OF DEPOSIT - YANKEE
  Credit Commerce De Belgium,
    5.58%, 08/13/98...............................       P1           3,000       3,000,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,329,118,450)....................................................   1,329,151,522
                                                                             --------------
TOTAL INVESTMENTS -- 100.4%
  (cost $4,800,586,453; Note 6)............................................   6,736,998,832
                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)............................
                                                                                (30,184,478)
                                                                             --------------
NET ASSETS -- 100.0%.......................................................  $6,706,814,354
                                                                             --------------
                                                                             --------------


The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt.
  PLC   Public Limited Company (British Corporation).
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

(a)  Non-income producing security.

                         PRUDENTIAL JENNISON PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.8%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.7%
  Boeing Co.......................................        249,600  $   11,122,800
  Gartner Group, Inc. (a).........................         79,800       2,793,000
                                                                   --------------
                                                                       13,915,800
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.7%
  Chase Manhattan Corp............................        300,600      22,695,300
  Citicorp........................................        158,300      23,626,275
  Fleet Financial Group, Inc......................        112,100       9,360,350
                                                                   --------------
                                                                       55,681,925
                                                                   --------------
BUSINESS SERVICES -- 1.5%
  Omnicom Group, Inc..............................        240,200      11,979,975
                                                                   --------------
CHEMICALS -- 2.0%
  Monsanto Co.....................................        298,000      16,650,750
                                                                   --------------
COMPUTER SERVICES -- 6.7%
  Microsoft Corp. (a).............................        183,100      19,843,462
  Oracle Corp. (a)................................        326,100       8,009,831
  Parametric Technology Corp. (a).................        276,800       7,508,200

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  PLATINUM Technology, Inc. (a)...................        288,808  $    8,249,078
  SAP AG, (Germany), ADR..........................         52,200      11,803,725
                                                                   --------------
                                                                       55,414,296
                                                                   --------------
COMPUTERS -- 9.7%
  3Com Corp. (a)..................................        158,400       4,860,900
  Cisco Systems, Inc. (a).........................        240,450      22,136,428
  Compaq Computer Corp............................        427,600      12,133,150
  Dell Computer Corp. (a).........................        150,800      13,996,125
  Hewlett-Packard Co..............................        225,300      13,489,837
  International Business Machines Corp............        120,000      13,777,500
                                                                   --------------
                                                                       80,393,940
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 1.0%
  Xerox Corp......................................         81,700       8,302,762
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.5%
  General Electric Capital Corp...................        227,000      20,657,000
                                                                   --------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DRUGS AND MEDICAL SUPPLIES -- 10.5%
  American Home Products Corp.....................        298,600  $   15,452,550
  Eli Lilly & Co..................................        238,000      15,722,875
  Pfizer, Inc.....................................        218,900      23,791,694
  Schering-Plough Corp............................        200,900      18,407,462
  Warner-Lambert Co...............................        190,300      13,202,062
                                                                   --------------
                                                                       86,576,643
                                                                   --------------
ELECTRONICS -- 6.6%
  Applied Materials, Inc. (a).....................        259,800       7,664,100
  Intel Corp......................................        160,700      11,911,887
  International Rectifier Corp. (a)...............        204,600       1,739,100
  KLA-Tencor Corp. (a)............................        160,300       4,438,306
  Symbol Technologies, Inc........................        344,925      13,020,919
  Texas Instruments, Inc..........................        272,300      15,878,494
                                                                   --------------
                                                                       54,652,806
                                                                   --------------
FINANCIAL SERVICES -- 8.9%
  Associates First Capital Corp...................        163,600      12,576,750
  MBNA Corp.......................................        246,825       8,145,225
  Merrill Lynch & Co., Inc........................        142,600      13,154,850
  Morgan Stanley, Dean Witter, Discover & Co......        209,620      19,154,027
  Schwab (Charles) Corp...........................        180,400       5,863,000
  Washington Mutual, Inc..........................        345,000      14,985,937
                                                                   --------------
                                                                       73,879,789
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.8%
  Healthsouth Corp. (a)...........................        260,600       6,954,763
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.6%
  Gillette Co.....................................        226,200      12,822,713
                                                                   --------------
INSURANCE -- 5.3%
  Ace, Ltd........................................        287,100      11,196,900
  Mutual Risk Management, Ltd.....................        327,232      11,923,516
  Provident Companies, Inc........................        248,500       8,573,250
  UNUM Corp.......................................        224,900      12,481,950
                                                                   --------------
                                                                       44,175,616
                                                                   --------------
LEISURE -- 2.9%
  Walt Disney Co..................................         44,300       4,654,269
  Hilton Hotels Corp..............................        406,600      11,588,100
  Promus Hotel Corp. (a)..........................        209,100       8,050,350
                                                                   --------------
                                                                       24,292,719
                                                                   --------------
MACHINERY -- 0.8%
  Case Corp.......................................        138,300       6,672,975
                                                                   --------------
MEDIA -- 3.2%
  CBS Corp........................................        428,800      13,614,400
  Clear Channel Communications, Inc. (a)..........        115,300      12,582,113
                                                                   --------------
                                                                       26,196,513
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 1.3%
  Schlumberger Ltd................................        158,500  $   10,827,531
                                                                   --------------
RETAIL -- 8.0%
  Dollar General Corporation......................        253,493      10,028,817
  Home Depot, Inc.................................        220,600      18,323,588
  Kohl's Corp. (a)................................        237,000      12,294,375
  Sears, Roebuck & Co.............................        193,800      11,833,913
  The Gap, Inc....................................        218,600      13,471,225
                                                                   --------------
                                                                       65,951,918
                                                                   --------------
SOFTWARE -- 1.3%
  Intuit, Inc. (a)................................        176,200      10,792,250
                                                                   --------------
TELECOMMUNICATIONS -- 12.8%
  Airtouch Communications, Inc. (a)...............        239,800      14,013,313
  Ascend Communications, Inc. (a).................        194,400       9,634,950
  Ciena Corp. (a).................................        238,800      16,626,450
  Nokia AB Corp., ADR, (Japan)....................        158,300      11,486,644
  Tellabs, Inc. (a)...............................        236,100      16,910,663
  Vodafone Group, PLC, ADR, (United Kingdom)......         63,000       7,941,938
  WorldCom, Inc. (a)..............................        598,700      28,999,531
                                                                   --------------
                                                                      105,613,489
                                                                   --------------
TRUCKING/SHIPPING -- 1.0%
  Federal Express Corp. (a).......................        126,300       7,925,325
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $629,219,033)............................................     800,331,498
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 2.4%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account, 5.715%,
    07/01/98
    (cost $19,338,000; note 5)....................  $      19,338      19,338,000
                                                                   --------------
TOTAL INVESTMENTS -- 99.2%
  (cost $648,557,033; Note 6)....................................     819,669,498
                                                                   --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%....................
                                                                        7,013,448
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  826,682,946
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  PLC   Public Limited Company (British Corporation)

(a)  Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

                      SMALL CAPITALIZATION STOCK PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.5%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
ADVERTISING -- 0.2%
  HA-LO Industries, Inc. (a)......................         21,600  $      672,300
                                                                   --------------
AEROSPACE -- 0.8%
  BE Aerospace, Inc. (a)..........................         19,600         570,850
  Kaman Corp. (Class "A" Stock)...................         19,800         376,819
  Orbital Sciences Corp. (a)......................         31,500       1,177,312
  Trimble Navigation, Ltd. (a)....................         19,500         315,656
  Watkins-Johnson Co..............................          7,100         184,600
                                                                   --------------
                                                                        2,625,237
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.4%
  Delta & Pine Land Co............................         32,600       1,450,700
                                                                   --------------
AIRLINES -- 0.8%
  Comair Holdings, Inc............................         57,337       1,770,280
  Mesa Air Group, Inc. (a)........................         24,500         199,062
  SkyWest, Inc....................................         19,900         557,200
                                                                   --------------
                                                                        2,526,542
                                                                   --------------
APPAREL -- 0.2%
  AnnTaylor Stores Corp. (a)......................         22,000         466,125
  Phillips-Van Heusen Corp........................         23,500         346,625
                                                                   --------------
                                                                          812,750
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.9%
  Breed Technologies, Inc.........................         31,475         481,961
  Myers Industries, Inc...........................         15,922         382,128
  Simpson Industries, Inc.........................         15,700         214,894
  Spartan Motors, Inc.............................         10,900          77,662
  Standard Motor Products, Inc....................         11,400         253,650
  Standard Products Co............................         14,600         410,625
  TBC Corp. (a)...................................         19,800         131,175
  Titan International, Inc........................         18,700         317,900
  Wabash National Corp............................         20,000         515,000
  Wynn's International, Inc.......................         16,625         320,031
                                                                   --------------
                                                                        3,105,026
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.2%
  Astoria Financial Corp. (a).....................         22,700       1,214,450
  CCB Financial Corp..............................         17,900       1,901,875
  Centura Banks, Inc..............................         22,400       1,400,000
  Commercial Federal Corp. (a)....................         34,625       1,095,016
  Cullen/Frost Bankers, Inc.......................         19,100       1,036,175
  Downey Financial Corp...........................         24,444         799,013
  First Commercial Corp...........................         32,327       2,244,706
  First Merit Corp................................         57,000       1,660,125
  First Midwest Bancorp, Inc......................         17,300         760,659
  FirstBank Puerto Rico (a).......................         26,100         678,600
  HUBCO, Inc......................................         25,500         913,219
  JSB Financial, Inc..............................          8,700         509,494
  Keystone Financial, Inc.........................         44,800       1,657,600
  Magna Group, Inc................................         31,300       1,768,450
  Provident Bancorp, Inc..........................         37,025       1,689,266
  Queens County Bancorp, Inc......................         12,900         562,762
  Riggs National Corp. (a)........................         26,600         777,219
  Silicon Valley Bancshares (a)...................         17,700         630,009
  Sovereign Bancorp, Inc..........................        114,791       1,876,115
  St. Paul Bancorp, Inc...........................         29,700         671,034
  Susquehanna Bancshares, Inc.....................         19,400         725,075
  United Bankshares, Inc..........................         33,500       1,143,187
  UST Corp........................................         25,800         683,700
  Whitney Holding Corp............................         17,900         908,425
                                                                   --------------
                                                                       27,306,174
                                                                   --------------
BROADCASTING SERVICES -- 0.9%
  Harman International............................         16,100         619,850
  Metro Networks, Inc. (a)........................         14,200         612,375

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  PMT Services, Inc. (a)..........................         41,100  $    1,045,481
  Westwood One, Inc. (a)..........................         27,500         693,516
                                                                   --------------
                                                                        2,971,222
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Franklin Covey Co...............................         21,500         413,875
                                                                   --------------
CHEMICALS -- 1.7%
  Cambrex Corp....................................         20,700         543,375
  Chemed Corp.....................................          8,700         296,344
  Chemfirst, Inc. (a).............................         17,300         436,825
  Hauser Chemical Research, Inc. (a)..............          9,000          52,312
  Lilly Industries, Inc. (Class "A" Stock)........         19,800         428,175
  MacDermid, Inc..................................         21,500         607,375
  McWhorter Technologies, Inc. (a)................          9,000         237,937
  Mississippi Chemical Corp. (a)..................         23,672         389,108
  Mycogen Corp. (a)...............................         22,000         528,687
  OM Group, Inc...................................         18,900         779,625
  Penford Corp....................................          6,300         190,575
  Quaker Chemical Corp............................          7,500         142,031
  Scotts Co. (Class "A" Stock) (a)................         16,300         607,175
  WD-40 Co........................................         13,500         366,187
                                                                   --------------
                                                                        5,605,731
                                                                   --------------
COMMERCIAL SERVICES -- 3.8%
  AAR Corp........................................         23,850         705,066
  ABM Industries, Inc.............................         17,800         496,175
  ADVO, Inc.......................................         19,600         552,475
  Billing Information Concepts Corp. (a)..........         28,900         447,950
  Bowne & Company, Inc............................         15,800         711,000
  CDI Corp. (a)...................................         17,300         462,775
  Central Parking Corp............................         25,050       1,139,775
  Consolidated Graphics, Inc. (a).................         11,000         649,000
  Hadco Corp. (a).................................         11,300         263,431
  Insurance Auto Auction, Inc. (a)................          9,800         138,425
  Interim Services, Inc. (a)......................         40,300       1,294,637
  John H. Harland Co..............................         26,900         455,619
  LSB Industries, Inc.............................         11,100          42,319
  Merrill Corp....................................         14,100         311,081
  NFO Worldwide, Inc. (a).........................         17,775         317,728
  Norrell Corp....................................         23,400         466,537
  Pharmaceutical Marketing Services, Inc. (a).....         10,700         152,475
  Plenum Publishing Corp..........................          3,000         219,750
  Primark Corp. (a)...............................         21,120         661,320
  Thomas Nelson, Inc..............................         14,850         198,619
  True North Communications, Inc..................         38,100       1,114,425
  Vantive Corp....................................         22,000         451,000
  Volt Information Sciences, Inc. (a).............         12,900         349,912
  World Color Press, Inc..........................         32,900       1,151,500
                                                                   --------------
                                                                       12,752,994
                                                                   --------------
COMPUTER SERVICES -- 7.1%
  Acxiom Corp. (a)................................         44,800       1,117,200
  American Management Systems, Inc. (a)...........         36,250       1,085,234
  Amtech Corp.....................................         14,600          69,350
  Analysts International Corp.....................         19,400         550,475
  Auspex Systems, Inc. (a)........................         21,700         117,994
  Avid Technology (a).............................          2,900          97,150
  BancTec, Inc. (a)...............................         18,800         434,750
  BISYS Group, Inc. (a)...........................         23,000         943,000
  Boole & Babbage, Inc............................         24,300         580,162
  Broderbund Software, Inc. (a)...................         18,100         412,906
  Cerner Corp. (a)................................         28,100         795,581
  Ciber, Inc......................................         39,900       1,516,200
  Computer Task Group, Inc........................         17,800         596,300

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

JUNE 30, 1998 (UNAUDITED)


                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Fair Issac & Company, Inc.......................         11,900  $      452,200
  FileNet Corp. (a)...............................         26,400         762,300
  Harbinger Corp. (a).............................         35,900         868,331
  Henry (Jack) & Associates, Inc..................         16,450         565,469
  Hutchinson Technology, Inc. (a).................         17,000         463,250
  Hyperion Software Corp. (a).....................         16,300         464,550
  Inter-Tel, Inc..................................         23,100         369,600
  Komag, Inc. (a).................................         45,400         242,606
  Midway Games, Inc. (a)..........................         33,030         516,094
  National Computer Systems, Inc..................         26,400         633,600
  National Data Corp..............................         29,125       1,274,219
  Platinum Software Corp. (a).....................         19,800         482,625
  PLATINUM Technology, Inc. (a)...................         69,100       1,973,669
  Progress Software Corp. (a).....................          9,900         405,900
  Read-Rite Corp. (a).............................         41,800         378,812
  Standard Microsystems Corp. (a).................         13,800         121,612
  System Software Associates, Inc.................         41,000         292,125
  Tech Data Corp. (a).............................         41,400       1,775,025
  Technology Solutions Co.........................         22,700         719,306
  Telxon Corp.....................................         13,600         440,300
  Wall Data, Inc. (a).............................          8,100         129,600
  Whittman-Hart, Inc. (a).........................         20,100         972,337
  Xircom, Inc. (a)................................         19,700         306,581
  Zebra Technologies Corp. (Class "A"
    Stock) (a)....................................         20,900         893,475
                                                                   --------------
                                                                       23,819,888
                                                                   --------------
COMPUTERS -- 0.4%
  Applied Magnetics Corp. (a).....................         20,800         158,600
  Exabyte Corp. (a)...............................         19,400         161,869
  Gerber Scientific, Inc..........................         19,600         445,900
  Vanstar Corp. (a)...............................         37,100         540,269
                                                                   --------------
                                                                        1,306,638
                                                                   --------------
CONSTRUCTION -- 1.5%
  Halter Marine Group.............................         24,700         372,044
  Insituform Technologies, Inc. (Class "A"
    Stock) (a)....................................         23,300         322,559
  Lone Star Industries, Inc.......................          9,400         724,387
  M.D.C. Holdings, Inc............................         15,500         306,125
  Morrison Knudsen Corp. (a)......................         46,500         653,906
  Oakwood Homes Corp..............................         40,000       1,200,000
  Republic Group, Inc.............................         10,170         213,570
  Southern Energy Homes, Inc. (a).................         12,512         122,774
  Standard Pacific Corp...........................         25,650         529,031
  Stone & Webster, Inc............................         11,000         435,875
                                                                   --------------
                                                                        4,880,271
                                                                   --------------
CONTAINERS -- 0.4%
  Aptar Group, Inc................................         15,600         970,125
  Shorewood Packaging Corp. (a)...................         23,250         369,094
                                                                   --------------
                                                                        1,339,219
                                                                   --------------
COSMETICS & SOAPS -- 0.2%
  Nature's Sunshine Products, Inc.................         15,800         356,487
  USA Detergent, Inc. (a).........................         11,900         197,094
                                                                   --------------
                                                                          553,581
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Nashua Corp.....................................          5,800          90,625
  New England Business Service, Inc...............         11,900         383,775
                                                                   --------------
                                                                          474,400
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 6.0%
  ADAC Laboratories...............................         16,800         378,000
  Advanced Tissue Sciences, Inc. (a)..............         32,500         144,219
  Alliance Pharmaceutical Corp....................         27,600         115,575
  Alpharma, Inc. (Class "A" Stock)................         21,800         479,600
  Ballard Medical Products........................         26,100         469,800
  Cephalon, Inc. (a)..............................         24,600         193,725

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Circon Corp. (a)................................          4,600  $       71,300
  Coherent, Inc. (a)..............................         20,000         343,125
  Collagen Corp...................................          7,800         141,375
  COR Therapeutics, Inc. (a)......................         20,500         284,437
  Cygnus, Inc. (a)................................         17,500         182,656
  Diagnostic Products.............................         11,800         339,987
  Enzo Biochem, Inc. (a)..........................         21,218         283,791
  IDEXX Laboratories, Inc. (a)....................         33,200         825,850
  Incyte Pharmacueticals, Inc. (a)................         22,800         778,050
  Invacare Corp...................................         25,700         658,562
  Jones Medical Industries, Inc...................         24,800         821,500
  Liposome Company, Inc. (a)......................         32,500         175,703
  Medimmune, Inc. (a).............................         22,300       1,390,962
  Mentor Corp.....................................         21,300         516,525
  Molecular Biosystems, Inc. (a)..................         15,450         111,047
  NBTY, Inc. (a)..................................         48,200         885,675
  North American Vaccine, Inc. (a)................         27,500         426,250
  Noven Pharmaceuticals, Inc. (a).................         17,700         105,094
  Owens & Minor, Inc..............................         27,900         279,000
  Patterson Dental Co. (a)........................         28,700       1,051,137
  Protein Design Labs, Inc. (a)...................         15,900         383,091
  Regeneron Pharmaceuticals, Inc. (a).............         26,700         246,141
  Resound Corp. (a)...............................         17,400         114,187
  Respironics, Inc. (a)...........................         27,600         429,525
  Roberts Pharmaceutical Corp. (a)................         26,200         602,600
  Safeskin Corp. (a)..............................         46,100       1,895,862
  Sequus Pharmaceuticals, Inc. (a)................         26,400         300,300
  SpaceLabs Medical, Inc. (a).....................          8,200         137,350
  STERIS Corp. (a)................................         29,432       1,871,691
  Summit Technology, Inc. (a).....................         27,000         146,812
  Sunrise Medical, Inc. (a).......................         16,800         252,000
  Syncor International Corp. (a)..................          8,700         150,075
  The Immune Response Corp. (a)...................         19,700         295,500
  TheraTech, Inc. (a).............................         18,150         183,769
  US Bioscience, Inc. (a).........................         20,950         171,528
  Vertex Pharmaceuticals, Inc. (a)................         21,900         492,750
  VISX, Inc. (a)..................................         13,100         779,450
  Vital Signs, Inc................................         11,100         202,575
                                                                   --------------
                                                                       20,108,151
                                                                   --------------
ELECTRICAL EQUIPMENT -- 2.1%
  Anixter International, Inc. (a).................         40,600         773,937
  Baldor Electric Co..............................         31,266         762,109
  Belden, Inc.....................................         22,500         689,062
  C-Cube Microsystems, Inc. (a)...................         32,100         595,856
  Fluke Corp......................................         15,800         519,425
  KEMET Corp. (a).................................         34,500         453,891
  Kent Electronics Corp. (a)......................         23,300         426,681
  Kuhlman Corp....................................         14,300         565,744
  Kulicke & Soffa Industries, Inc. (a)............         20,100         341,700
  Microchip Technology, Inc. (a)..................         45,450       1,187,381
  Valence Technology, Inc. (a)....................         20,600         117,162
  Vicor Corp. (a).................................         37,100         514,762
                                                                   --------------
                                                                        6,947,710
                                                                   --------------
ELECTRONICS -- 4.5%
  Analogic Corporation............................         11,000         492,250
  Bell Industries, Inc............................          7,925          90,147
  Benchmark Electronics, Inc. (a).................         10,000         200,000
  BMC Industries, Inc.............................         23,500         205,625
  Burr-Brown Corp. (a)............................         31,600         663,600
  C-COR Electronics, Inc. (a).....................          7,900         150,100
  Cable Design Technologies (a)...................         24,900         513,562
  Checkpoint Systems, Inc. (a)....................         29,400         415,275
  CTS Corp........................................         12,100         356,950
  Dallas Semiconductor Corp.......................         24,000         744,000
  Dionex Corp. (a)................................         19,300         509,037
  Electro Scientific Industries, Inc. (a).........          9,800         309,312

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Electroglas, Inc. (a)...........................         16,800  $      219,450
  Etec Sysytems, Inc..............................         19,000         668,562
  General Semiconductor, Inc. (a).................         31,800         314,025
  Helix Technology Corp...........................         17,100         256,500
  Innovex, Inc....................................         12,700         165,894
  Integrated Circuit Systems, Inc. (a)............         10,600         176,225
  Intermagnetics General Corp. (a)................         10,764          98,221
  International Rectifier Corp. (a)...............         44,500         378,250
  Itron, Inc. (a).................................         12,600         160,650
  Lattice Semiconductor Corp. (a).................         20,100         570,966
  Marshall Industries (a).........................         14,400         392,400
  Methode Electronics, Inc. (Class "A" Stock).....         30,400         471,200
  Oak Industries, Inc. (a)........................         15,600         551,850
  Park Electrochemical Corp.......................          9,800         207,025
  Photronics, Inc. (a)............................         20,900         461,106
  Picturetel Corp. (a)............................         32,900         304,325
  Pioneer Standard Electronics, Inc...............         22,800         219,450
  Plexus Corp. (a)................................         12,800         254,400
  S3, Inc. (a)....................................         43,500         220,219
  Sanmina Corp. (a)...............................         35,900       1,557,162
  SpeedFam International, Inc. (a)................         13,700         252,594
  Technitrol, Inc.................................         14,100         563,119
  Three-Five Systems, Inc. (a)....................          6,775         118,139
  Ultratech Stepper, Inc. (a).....................         18,100         357,475
  Unitrode Corp. (a)..............................         21,000         241,500
  VLSI Technology, Inc. (a).......................         39,200         657,825
  X-Rite, Inc.....................................         18,300         250,481
  ZERO Corp.......................................         10,700         303,612
                                                                   --------------
                                                                       15,042,483
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.3%
  Dames & Moore, Inc..............................         15,600         200,850
  Ionics, Inc. (a)................................         13,900         512,562
  TETRA Technologies, Inc. (a)....................         11,700         193,050
                                                                   --------------
                                                                          906,462
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.2%
  Newfield Exploration Co. (a)....................         31,050         772,369
                                                                   --------------
FINANCIAL SERVICES -- 3.0%
  AMRESCO, Inc. (a)...............................         36,700       1,068,887
  Commerce Bancorp, Inc...........................         14,500         848,250
  Dain Rauscher Corp..............................         10,700         585,825
  E*TRADE Group, Inc. (a).........................         21,100         483,981
  Eaton Vance Corp................................         16,150         747,947
  Envoy Corporation (a)...........................         18,100         857,487
  Legg Mason, Inc.................................         23,566       1,356,518
  Pioneer Group, Inc..............................         22,000         578,875
  Raymond James Financial, Inc....................         41,618       1,245,939
  SEI Corp........................................         15,700         973,400
  U.S. Trust Corp.................................         16,200       1,235,250
                                                                   --------------
                                                                        9,982,359
                                                                   --------------
FOOD & BEVERAGES -- 3.0%
  Canandaigua Wine Co.............................         16,200         796,837
  Chiquita Brands International, Inc..............         55,275         777,305
  Coca-Cola Bottling Co...........................          7,200         476,100
  Corn Products International, Inc. (a)...........         30,700       1,039,962
  Dekalb Genetics Corp. (Class "B" Stock).........         29,900       2,829,287
  Earthgrains Co..................................         18,500       1,033,687
  Fleming Companies, Inc..........................         32,800         576,050
  GoodMark Foods, Inc.............................          6,000         177,750
  J & J Snack Foods Corp. (a).....................          7,700         160,737
  Nash-Finch Co...................................          9,800         147,612

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Richfood Holdings, Inc..........................         40,900  $      846,119
  Smithfield Foods, Inc. (a)......................         32,200         982,100
                                                                   --------------
                                                                        9,843,546
                                                                   --------------
FOREST PRODUCTS -- 0.3%
  Caraustar Industries, Inc.......................         21,800         629,475
  Pope & Talbot, Inc..............................         11,625         135,867
  Universal Forest Products, Inc..................         14,900         243,987
                                                                   --------------
                                                                        1,009,329
                                                                   --------------
FURNITURE -- 1.1%
  Ethan Allen Interiors, Inc. (a).................         24,700       1,233,456
  Interface, Inc. (Class "A" Stock)...............         44,800         904,400
  Juno Lighting, Inc..............................         16,100         380,362
  La-Z-Boy Chair Co...............................         15,400         870,100
  Thomas Industries, Inc..........................         14,050         343,347
                                                                   --------------
                                                                        3,731,665
                                                                   --------------
HEALTHCARE -- 2.0%
  A.O. Smith Corp.................................         13,800         713,287
  American Oncology Resources, Inc. (a)...........         25,200         307,912
  Bio-Technology General Corp.....................         40,700         288,716
  Coventry Corp. (a)..............................         50,900         757,137
  Datascope Corp. (a).............................         13,700         363,906
  Marquette Medical Systems, Inc. (a).............         15,400         395,106
  NCS Healthcare, Inc. (Class "A" Stock) (a)......         16,800         478,800
  Paragon Health Network, Inc. (a)................         35,805         577,356
  Renal Care Group, Inc. (a)......................         19,700         868,031
  Sierra Health Services, Inc. (a)................         23,625         595,055
  Sola International, Inc. (a)....................         21,100         689,706
  The Cooper Companies, Inc. (a)..................         12,800         466,400
                                                                   --------------
                                                                        6,501,412
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 3.3%
  Access Health, Inc. (a).........................         16,100         410,550
  Curative Health Services, Inc...................         10,800         307,800
  Express Scripts, Inc. (Class "A" Stock) (a).....         14,300       1,152,937
  Genesis Health Ventures, Inc. (a)...............         30,500         762,500
  Integrated Health Services, Inc.................         36,960       1,386,000
  Lincare Holdings, Inc. (a)......................         49,600       2,086,300
  Magellan Health Services, Inc. (a)..............         26,400         669,900
  Mariner Health Group, Inc. (a)..................         25,500         423,937
  Orthodontic Centers of America, Inc. (a)........         40,900         856,344
  Pediatrix Medical Group, Inc. (a)...............         13,000         483,437
  PhyCor, Inc. (a)................................         57,375         950,273
  Universal Health Services, Inc. (Class "B"
    Stock) (a)....................................         27,875       1,627,203
                                                                   --------------
                                                                       11,117,181
                                                                   --------------
HOUSING RELATED -- 1.2%
  Champion Enterprises, Inc. (a)..................         40,900       1,196,325
  D.R. Horton, Inc................................         45,625         952,422
  Fedders Corp....................................         36,500         244,094
  National Presto Industries, Inc.................          6,300         245,306
  Ryland Group, Inc...............................         12,525         328,781
  Skyline Corp....................................          8,200         267,525
  TJ International, Inc...........................         14,800         445,850
  U.S. Home Corp. (a).............................         10,300         424,875
                                                                   --------------
                                                                        4,105,178
                                                                   --------------
INSURANCE -- 6.4%
  Allied Group, Inc...............................         26,375       1,234,680
  American Bankers Insurance Group, Inc...........         32,200       1,936,025
  Arthur J. Gallagher & Co........................         14,300         639,925
  Capital Re Corp.................................         13,800         988,425

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  CMAC Investment Corp............................         19,400  $    1,193,100
  Compdent Corp. (a)..............................          8,700         135,937
  Delphi Financial Group, Inc. (a)................         16,616         935,688
  Enhance Financial Services Group, Inc...........         32,300       1,090,125
  Executive Risk, Inc.............................          9,400         693,250
  Fidelity National Financial, Inc................         19,674         783,271
  First American Financial Corp...................         15,400       1,386,000
  Fremont General Corp............................         29,670       1,607,743
  Frontier Insurance Group, Inc...................         32,052         723,173
  Hilb, Rogal and Hamilton Co.....................         11,100         173,437
  Life Re Corp....................................         14,825       1,215,650
  Mutual Risk Management, Ltd.....................         33,400       1,217,012
  NAC Re Corp.....................................         15,900         848,662
  Orion Capital Corp..............................         23,900       1,335,413
  Protective Life Corp............................         53,200       1,951,775
  Selective Insurance Group, Inc..................         25,400         569,119
  Trenwick Group, Inc.............................         10,050         390,380
  Zenith National Insurance Corp..................         15,400         434,088
                                                                   --------------
                                                                       21,482,878
                                                                   --------------
LEISURE -- 2.0%
  Aztar Corp. (a).................................         39,100         266,369
  Bell Sports Corp. (a)...........................         12,000         115,125
  CapStar Hotel Co. (a)...........................         21,400         599,200
  Carmike Cinemas, Inc. (Class "A" Stock) (a).....          9,800         263,988
  GC Companies, Inc. (a)..........................          6,600         342,375
  Global Motorsport Group, Inc. (a)...............          4,500          94,219
  Grand Casinos, Inc. (a).........................         36,150         605,513
  Hollywood Park, Inc. (a)........................         22,700         286,588
  Huffy Corp......................................         11,000         199,375
  K2, Inc. (a)....................................         14,300         252,038
  Marcus Corp.....................................         25,625         458,047
  Players International, Inc. (a).................         27,600         137,138
  Polaris Industries, Inc.........................         22,600         850,325
  Primadonna Resorts, Inc. (a)....................         25,100         360,028
  Prime Hospitality Corp. (a).....................         46,700         814,331
  Sturm Ruger & Company, Inc......................         23,300         390,275
  Thor Industries, Inc............................         10,600         293,488
  Winnebago Industries, Inc.......................         20,400         260,100
                                                                   --------------
                                                                        6,588,522
                                                                   --------------
MACHINERY -- 2.7%
  Applied Industrial Technologies, Inc............         19,100         392,744
  Applied Power, Inc. (Class "A" Stock)...........         24,000         825,000
  Astec Industries, Inc. (a)......................          8,100         279,450
  Cognex Corp. (a)................................         35,900         664,150
  Global Industrial Technologies, Inc. (a)........         18,800         270,250
  Graco, Inc......................................         22,100         770,738
  JLG Industries, Inc.............................         37,800         763,088
  Lindsay Manufacturing Co. (a)...................         11,912         323,113
  Manitowoc Company, Inc..........................         14,975         603,680
  Novellus Systems, Inc. (a)......................         29,200       1,042,075
  Paxar Corp......................................         41,952         482,448
  Regal Beloit Corp...............................         18,100         515,850
  Robbins & Myers, Inc............................          9,500         276,094
  Roper Industries, Inc...........................         26,700         697,538
  Royal Appliance Manufacturing Co. (a)...........         19,000         118,750
  SPX Corp........................................         10,920         702,975
  Toro Co.........................................         11,200         383,600
                                                                   --------------
                                                                        9,111,543
                                                                   --------------
MEDIA -- 0.3%
  Catalina Marketing Corp. (a)....................         15,900         825,806
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS - FERROUS -- 0.5%
  Acme Metals, Inc. (a)...........................         10,100  $       50,500
  Birmingham Steel Corp...........................         24,600         304,425
  Commercial Metals Co............................         12,900         396,675
  Material Sciences Corp. (a).....................         13,325         154,903
  Northwestern Steel and Wire Co. (a).............         21,200          74,200
  Quanex Corp.....................................         12,225         370,570
  Steel Technologies, Inc.........................         10,400         106,600
  WHX Corp. (a)...................................         15,900         204,713
                                                                   --------------
                                                                        1,662,586
                                                                   --------------
METALS - NON FERROUS -- 0.4%
  Amcast Industrial Corp..........................          8,000         149,000
  AMCOL International Corp........................         24,350         293,722
  Castle (A.M.) & Co..............................         12,100         266,200
  Commonwealth Industries, Inc....................         13,800         138,000
  Hecla Mining Co. (a)............................         47,700         253,406
  IMCO Recycling, Inc. (a)........................         13,900         257,150
                                                                   --------------
                                                                        1,357,478
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  Dravo Corp......................................         12,800         117,600
  Kronos, Inc. (a)................................          7,100         257,375
                                                                   --------------
                                                                          374,975
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 6.7%
  Air Express International Corp..................         29,900         799,825
  Alliant Techsystems, Inc........................         11,300         714,725
  Apogee Enterprises, Inc.........................         24,100         369,031
  Aquarion Co.....................................          6,250         213,672
  Barnes Group, Inc...............................         17,600         476,300
  Bassett Furniture Industries, Inc...............         11,300         318,519
  Blout International, Inc........................         32,400         923,400
  Brightpoint, Inc. (a)...........................         44,500         645,250
  Butler Manufacturing Co.........................          6,700         228,219
  Clarcor, Inc....................................         20,800         436,800
  Consumers Water Co..............................          7,700         212,713
  CPI Corp........................................          8,500         202,406
  Cross (A.T.) Co. (Class "A" Stock)..............         14,300         212,713
  Cyrk, Inc. (a)..................................         12,700         139,700
  Expeditors International of Washington, Inc.....         21,200         932,800
  Flow International Corp. (a)....................         12,900         149,963
  Gentex Corp. (a)................................         61,300       1,111,063
  Geon Co. (a)....................................         20,200         463,338
  Griffon Corp. (a)...............................         26,500         339,531
  Harmon Industries, Inc..........................          8,900         211,375
  Hologic, Inc. (a)...............................         11,400         207,338
  Insteel Industries, Inc.........................          7,300          46,081
  Intermet Corp. (a)..............................         21,800         395,125
  Justin Industries, Inc..........................         22,900         369,263
  K-Swiss, Inc. (Class "A" Stock).................          4,900          96,163
  Lawson Products, Inc............................          9,600         247,200
  Lydall, Inc. (a)................................         13,800         200,963
  Medusa Corp.....................................         14,300         897,325
  Mohawk Industries, Inc. (a).....................         44,900       1,422,769
  Mueller Industries, Inc. (a)....................         30,300       1,124,888
  O'Sullivan Corp.................................         13,600         132,600
  PAREXEL International Corp. (a).................         20,600         749,325
  Scott Technologies, Inc. (a)....................         15,500         226,688
  SPS Technologies, Inc. (a)......................         10,700         625,950
  Standex International Corp......................         11,300         334,763
  Texas Industries, Inc...........................         18,100         959,300
  The Rival Co....................................          8,100         109,350
  Timberland Co. (Class "A" Stock) (a)............          9,900         712,181
  Tredegar Industries, Inc........................         10,250         869,969
  Valmont Industries, Inc.........................         24,000         479,250
  Walbro Corp.....................................          7,500         105,938

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Watsco, Inc.....................................         13,200  $      464,475
  Whittaker Corp. (a).............................          9,700         128,525
  Wolverine Tube, Inc. (a)........................         12,100         459,800
  Wolverine World Wide, Inc.......................         36,812         798,360
  Xylan Corp. (a).................................         37,000       1,103,063
                                                                   --------------
                                                                       22,367,995
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.2%
  DeVRY, Inc. (a).................................         59,650       1,308,572
  Hughes Supply, Inc..............................         19,750         723,344
  Philadelphia Suburban Corp......................         23,600         516,250
  Southern California Water Co....................          7,700         208,863
  Valassis Communications, Inc. (a)...............         33,700       1,299,556
                                                                   --------------
                                                                        4,056,585
                                                                   --------------
OIL & GAS -- 1.8%
  Benton Oil & Gas Co. (a)........................         25,500         270,938
  Cabot Oil & Gas Corp. (Class "A" Stock).........         21,400         428,000
  Cascade Natural Gas Corp........................          9,522         149,376
  Cross Timbers Oil Co............................         39,875         760,117
  Northwest Natural Gas Co........................         21,200         592,938
  Piedmont Natural Gas Company, Inc...............         26,200         880,975
  Santa Fe Energy Resources, Inc. (a).............         88,200         948,150
  Snyder Oil Corp.................................         28,700         572,206
  Southwest Gas Corp..............................         23,800         581,613
  Vintage Petroleum, Inc..........................         44,800         845,600
  Wiser Oil Co....................................          7,700          85,181
                                                                   --------------
                                                                        6,115,094
                                                                   --------------
OIL & GAS SERVICES -- 4.0%
  Atmos Energy Corp...............................         26,000         793,000
  Barrett Resources Corp. (a).....................         27,210       1,018,674
  Connecticut Energy Corp.........................          8,800         245,300
  Daniel Industries...............................         14,900         283,100
  Devon Energy Corp...............................         27,700         967,769
  Energen Corp....................................         25,000         503,125
  HS Resources, Inc. (a)..........................         16,000         233,000
  Input/Output, Inc. (a)..........................         38,100         678,656
  KCS Energy, Inc.................................         25,400         290,513
  KN Energy, Inc..................................         36,650       1,985,972
  New Jersey Resources Corp.......................         15,300         546,019
  Oceaneering International, Inc. (a).............         19,900         353,225
  Offshore Logistics, Inc. (a)....................         18,900         335,475
  Pennsylvania Enterprises, Inc...................          8,400         226,275
  Plains Resources, Inc. (a)......................         14,400         258,300
  Pogo Producing Co...............................         32,400         814,050
  Pool Energy Services Co. (a)....................         18,100         266,975
  Pride Petroleum Services, Inc...................         43,000         728,313
  Public Service Company of North Carolina,
    Inc...........................................         17,475         380,081
  Remington Oil & Gas Corp.(Class "B"
    Stock) (a)....................................         17,600          94,600
  Seitel, Inc. (a)................................         19,194         310,703
  Southwestern Energy Co..........................         21,400         196,613
  St. Mary Land & Exploration Co..................          9,500         229,188
  Tuboscope Vetco International, Inc. (a).........         38,200         754,450
  WICOR, Inc......................................         32,200         744,625
                                                                   --------------
                                                                       13,238,001
                                                                   --------------
PAPER AND RELATED PRODUCTS -- 0.5%
  Buckeye Technologies, Inc. (a)..................         31,900         751,644
  Schweitzer-Mauduit International, Inc...........         14,000         406,000
  W.H. Brady Co...................................         19,300         536,781
                                                                   --------------
                                                                        1,694,425
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
PRECIOUS METALS -- 0.3%
  Coeur D'Alene Mines Corp........................         18,900  $      127,575
  Getchell Gold Co. (a)...........................         26,400         396,000
  Glamis Gold, Ltd................................         27,000          94,500
  Stillwater Mining Co. (a).......................         17,300         469,263
                                                                   --------------
                                                                        1,087,338
                                                                   --------------
RAILROADS
  RailTex, Inc. (a)...............................          7,900         104,675
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Toll Brothers, Inc. (a).........................         31,700         909,394
                                                                   --------------
RESTAURANTS -- 2.2%
  Applebee's International, Inc...................         27,400         613,075
  Au Bon Pain, Inc. (Class "A" Stock) (a).........         10,200         112,200
  Bertucci's, Inc. (a)............................          7,700          78,925
  Cheesecake Factory (a)..........................         17,250         390,281
  CKE Restaurants, Inc............................         39,975       1,648,969
  Foodmaker, Inc. (a).............................         33,900         572,063
  IHOP Corp. (a)..................................          8,400         347,550
  Landry's Seafood Restaurants, Inc...............         26,000         470,438
  Luby's Cafeterias, Inc..........................         20,200         354,763
  Ruby Tuesday, Inc...............................         28,300         438,650
  Ryan's Family Steak Houses, Inc. (a)............         38,200         391,550
  Shoney's, Inc. (a)..............................         42,100         147,350
  Showbiz Pizza Time, Inc. (a)....................         15,650         630,891
  Sonic Corp. (a).................................         16,525         369,747
  Taco Cabana (Class "A" Stock) (a)...............          1,400           8,838
  TCBY Enterprises, Inc...........................         20,600         189,263
  Triarc Companies, Inc. (Class "A" Stock) (a)....         26,300         576,956
                                                                   --------------
                                                                        7,341,509
                                                                   --------------
RETAIL -- 6.7%
  Arctic Cat, Inc.................................         24,700         243,913
  Bombay Company, Inc. (a)........................         33,000         156,750
  Books-A-Million, Inc. (a).......................         15,100          69,838
  Brown Group, Inc................................         15,550         309,056
  Building Materials Holding Corp. (a)............         10,400         143,650
  Casey's General Stores, Inc.....................         45,100         746,969
  Cash America International, Inc.................         21,143         322,431
  Cato Corp. (Class "A" Stock)....................         24,100         419,491
  Consolidated Products, Inc. (a).................         18,075         381,834
  Damark International, Inc. (a)..................          6,600          56,100
  Designs, Inc. (a)...............................          2,400           3,750
  Discount Auto Parts, Inc. (a)...................         14,400         374,400
  Dress Barn, Inc. (a)............................         19,800         492,525
  Eagle Hardware & Garden, Inc. (a)...............         24,900         575,813
  Fabri-Centers of America (Class "A" Stock)......         16,200         443,475
  Filene's Basement Corp. (a).....................         18,100          98,702
  Footstar, Inc. (a)..............................         23,900       1,147,200
  Galoob Toys, Inc. (a)...........................         15,700         157,000
  Gottschalks, Inc. (a)...........................          9,100          80,763
  Gymboree Corp...................................         21,300         322,828
  J. Baker, Inc...................................         12,000         138,750
  Jan Bell Marketing, Inc. (a)....................         22,500         146,250
  Just For Feet, Inc..............................         26,000         741,000
  Lechters, Inc. (a)..............................         14,400          70,650
  Lillian Vernon Corp.............................          8,200         136,325
  Linens 'n Things, Inc. (a)......................         33,400       1,020,788
  Michaels Stores, Inc. (a).......................         24,800         874,975
  MicroAge, Inc. (a)..............................         16,900         239,769
  O'Reilly Automotive, Inc. (a)...................         18,200         655,200
  Oshkosh B' Gosh, Inc. (Class "A" Stock).........          8,500         378,250
  Pier 1 Imports, Inc.............................         58,000       1,384,750

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Regis Corp......................................         20,300  $      600,119
  Ross Stores, Inc................................         41,200       1,771,600
  Russ Berrie & Company, Inc......................         19,300         482,500
  Shopko Stores, Inc. (a).........................         22,100         751,400
  Sports Authority, Inc...........................         27,350         408,541
  Stein Mart, Inc. (a)............................         39,700         535,950
  Stride Rite Corp................................         41,400         623,588
  Swiss Army Brands, Inc. (a).....................          7,100          81,650
  The Men's Wearhouse, Inc. (a)...................         28,450         938,850
  Whole Foods Market, Inc. (a)....................         22,600       1,367,300
  Williams-Sonoma, Inc. (a).......................         44,000       1,399,750
  Zale Corp. (a)..................................         30,800         979,825
                                                                   --------------
                                                                       22,274,268
                                                                   --------------
SAFETY
  Rural/Metro Corp. (a)...........................         11,700         152,100
                                                                   --------------
TELECOMMUNICATIONS -- 2.3%
  Allen Telecom, Inc..............................         23,600         274,350
  Aspect Telecommunications Corp. (a).............         43,200       1,182,600
  BroadBand Technologies, Inc. (a)................         11,600          47,850
  California Microwave, Inc. (a)..................         14,400         252,000
  Centigram Communications Corp. (a)..............          6,100          68,625
  CommScope, Inc. (a).............................         42,500         687,969
  Dialogic Corp...................................         14,000         416,500
  Digi International, Inc. (a)....................         11,700         236,925
  Digital Microwave Corp. (a).....................         40,100         290,725
  General Communication, Inc. (a).................         42,700         258,869
  InterVoice, Inc. (a)............................         12,600         223,650
  Network Equipment Technologies, Inc. (a)........         18,500         290,219
  P-COM, Inc. (a).................................         36,200         331,456
  Symmetricom, Inc. (a)...........................         13,700          82,200
  TCSI Corp. (a)..................................         19,000         111,625
  Tel-Save Holdings, Inc..........................         57,700         851,075
  Vitesse Semicondutor Corp. (a)..................         62,300       1,923,513
                                                                   --------------
                                                                        7,530,151
                                                                   --------------
TEXTILES -- 1.8%
  Angelica Corp...................................          7,900         165,900
  Ashworth, Inc. (a)..............................         11,700         162,338
  Authentic Fitness Corp..........................         19,200         303,600
  Cone Mills Corp. (a)............................         22,600         194,925
  Delta Woodside Industries, Inc..................         21,300         110,494
  Dixie Group, Inc................................          9,700          92,150
  G & K Services, Inc. (Class "A" Stock)..........         17,600         767,800
  Galey & Lord, Inc. (a)..........................         10,100         150,238
  Guilford Mills, Inc.............................         22,237         444,740
  Haggar Corp.....................................          7,400          94,350
  Hancock Fabrics.................................         18,100         226,250
  Hartmarx Corp. (a)..............................         29,300         221,581
  Johnston Industries, Inc........................          9,300          43,013
  Kellwood Co.....................................         18,375         656,906
  Nautica Enterprises, Inc. (a)...................         33,900         908,944
  Oxford Industries, Inc..........................          7,700         269,019
  Pillowtex Corp. (a).............................         11,809         473,836
  St. John Knits, Inc.............................         14,350         554,269
  Tultex Corp. (a)................................         25,800          62,888
                                                                   --------------
                                                                        5,903,241
                                                                   --------------
TOBACCO -- 0.1%
  DIMON, Inc......................................         38,175         429,469
                                                                   --------------
TRUCKING/SHIPPING -- 1.7%
  American Freightways, Inc.......................         27,200         272,000
  Arkansas Best Corp..............................         17,000         159,375
  Fritz Companies, Inc. (a).......................         31,000         414,625

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Frozen Food Express Industries, Inc.............         14,600  $      144,175
  Heartland Express, Inc. (a).....................         25,749         521,417
  Kirby Corp. (a).................................         18,400         464,600
  Landstar Systems, Inc. (a)......................         10,700         373,831
  M.S. Carriers, Inc. (a).........................         10,500         284,813
  Pittston Burlington Group.......................         17,675         275,067
  Rollins Truck Leasing Corp......................         51,800         641,025
  USFreightways Corp..............................         22,500         738,984
  Werner Enterprises, Inc.........................         41,112         783,698
  Yellow Corp. (a)................................         23,500         436,219
                                                                   --------------
                                                                        5,509,829
                                                                   --------------
UTILITY - ELECTRIC -- 1.8%
  Bangor Hydro-Electric Co. (a)...................          6,375          57,375
  Central Hudson Gas & Electric...................         14,900         683,538
  Central Vermont Public Service..................          9,900         147,881
  CILCORP, Inc....................................         11,700         561,600
  Commonwealth Energy System......................         18,575         701,206
  Eastern Utilities Associates....................         17,800         467,250
  Green Mountain Power Corp.......................          4,500          64,406
  Orange & Rockland Utilities, Inc................         11,900         638,881
  Sierra Pacific Resources........................         26,500         962,281
  TNP Enterprises, Inc............................         11,500         355,063
  United Illuminating Co..........................         12,325         623,953
  United Water Resources, Inc.....................         31,700         570,600
                                                                   --------------
                                                                        5,834,034
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $285,057,944)............................................     328,636,289
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 1.7%                          (000)
                                                    -------------
REPURCHASE AGREEMENT -- 1.6%
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98 (Note 5).....................  $       5,288       5,288,000
                                                                   --------------
U. S. GOVERNMENT OBLIGATION -- 0.1%
  United States Treasury Bill,
    5.05%, 09/17/98 (b)...........................            500         494,715
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $5,782,529)..............................................       5,782,715
                                                                   --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $290,840,473; Note 6)....................................     334,419,004
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                           (4,000)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)............
                                                                         (796,157)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  333,618,847
                                                                   --------------
                                                                   --------------

(a)  Non-income producing security.
(b)  Security segregated as collateral for future contracts.
(c)  Open futures contracts as of June 30, 1998 are as follows:

                                                                          VALUE AT
     NUMBER OF                               EXPIRATION     VALUE AT      JUNE 30,     UNREALIZED
     CONTRACTS                TYPE              DATE       TRADE DATE       1998      APPRECIATION
Long Position:
         28           MIDCAP 400 Index           Sep 98   $ 5,102,875   $ 5,104,400   $    1,525

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                                GLOBAL PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.6%
                                                                       VALUE
COMMON STOCKS -- 94.2%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 1.3%
  AMP Limited.....................................        326,000  $    3,814,215
  Brambles Industries, Ltd........................        298,600       5,857,844
  FXF Trust.......................................        224,600          31,284
                                                                   --------------
                                                                        9,703,343
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 5.6%
  Dresdner Bank, AG...............................         84,012       4,531,768
  Mannesmann, AG..................................         65,153       6,686,518
  SAP, AG.........................................         28,222      17,097,145
  Volkswagen, AG..................................         12,978      12,514,885
                                                                   --------------
                                                                       40,830,316
                                                                   --------------
FINLAND -- 2.5%
  Nokia Corp. (Class "A" Stock)...................        246,376      18,098,831
                                                                   --------------
FRANCE -- 9.1%
  Casino Guichard Perrachon, SA...................         71,392       5,684,000
  Elf Aquitaine, SA...............................         86,520      12,127,539
  Legrand, SA.....................................         44,084      11,631,566
  Pinault Printemps Redoute, SA...................          7,869       6,566,097
  Thomson CSF.....................................        259,500       9,842,432
  Total, SA (Class "B" Stock).....................         66,023       8,557,660
  Valeo, SA.......................................        117,817      12,006,977
                                                                   --------------
                                                                       66,416,271
                                                                   --------------
IRELAND -- 2.0%
  Bank Of Ireland.................................        724,461      14,848,060
                                                                   --------------
ITALY -- 5.0%
  Credito Italiano................................      3,777,422      19,739,276
  Fiat SpA........................................      1,703,723       7,443,855
  Telecom Italia SpA..............................      1,242,489       9,130,312
                                                                   --------------
                                                                       36,313,443
                                                                   --------------
JAPAN -- 4.4%
  Daibiru Corp....................................        161,000       1,039,986
  Honda Motor Co..................................        134,000       4,782,948
  Nippon Telephone and Telegraph Corp.............            922       7,661,127
  Olympus Optical Co., Ltd........................        935,000       8,147,471
  Takefuji Corp...................................        112,000       5,179,191
  Toyota Motor Corp...............................        186,000       4,824,711
                                                                   --------------
                                                                       31,635,434
                                                                   --------------
NETHERLANDS -- 2.6%
  ING Groep, N.V..................................        191,168      12,496,326
  Koninklijke Numico, N.V.........................        215,476       6,735,987
                                                                   --------------
                                                                       19,232,313
                                                                   --------------
SINGAPORE
  Sembawang Maritime, Ltd.........................        276,500         146,996
                                                                   --------------
SPAIN -- 4.8%
  Banco Central Hispanoamericano, SA..............        607,778      19,093,377
  Telefonica De Espana............................        335,742      15,514,674
                                                                   --------------
                                                                       34,608,051
                                                                   --------------
SWEDEN -- 4.7%
  Hennes & Mauritz, AB............................        228,145      14,533,794
  Nordbanken Holdings, AB.........................      1,730,900      12,672,962
  Skanska, AB (Class "B" Shares)..................        154,500       6,922,481
                                                                   --------------
                                                                       34,129,237
                                                                   --------------

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
SWITZERLAND -- 2.9%
  Novartis, AG....................................          6,180  $   10,278,620
  UBS, AG.........................................         29,765      11,062,212
                                                                   --------------
                                                                       21,340,832
                                                                   --------------
UNITED KINGDOM -- 10.3%
  Guest, Kean & Nettlefolds, PLC..................        695,950       8,868,362
  Hays, PLC.......................................        613,983      10,298,613
  Johnson Matthey, PLC............................        760,037       6,824,539
  Royal & Sun Alliance Insurance Group, PLC.......        777,959       8,043,672
  Siebe, PLC......................................        448,915       8,968,392
  Unilever, PLC...................................        922,674       9,824,836
  Vodafone Group, PLC.............................      1,717,216      21,796,185
                                                                   --------------
                                                                       74,624,599
                                                                   --------------
UNITED STATES -- 39.0%
  Abercrombie & Fitch Co. (Class "A" Stock).......              1              29
  Adobe Systems, Inc..............................        214,400       9,098,600
  Belo (A.H.) Corp. (Class "A" Stock).............         86,100       2,098,687
  Cendant Corp. (a)...............................        274,400       5,728,100
  Cisco Systems, Inc. (a).........................        170,400      15,687,450
  Computer Sciences Corp. (a).....................        140,100       8,966,400
  Consolidated Stores Corp........................        297,200      10,773,500
  Electronic Arts, Inc. (a).......................        229,100      12,371,400
  Electronics For Imaging, Inc....................        301,800       6,375,525
  Healthsouth Corp. (a)...........................        392,800      10,482,850
  Household International , Inc...................        200,800       9,989,800
  Jefferson Smurfit Corp..........................        236,200       3,712,769
  Microsoft Corp. (a).............................        155,900      16,895,662
  Mobil Corp......................................        144,600      11,079,975
  PMC-Sierra, Inc.................................        315,000      14,765,625
  Proffitt's, Inc. (a)............................        258,500      10,436,937
  Progressive Corp................................         55,300       7,797,300
  Quorum Health Group, Inc........................        251,900       6,675,350
  Safeway, Inc. (a)...............................        363,600      14,793,975
  Tenet Healthcare Corp. (a)......................        265,100       8,284,375
  Teradyne, Inc...................................        279,900       7,487,325
  Texas Instruments, Inc..........................        211,700      12,344,756
  The Limited, Inc................................        417,500      13,829,687
  Time Warner, Inc................................        166,300      14,208,256
  Transocean Offshore, Inc........................        203,100       9,037,950
  U.S.A. Waste Services, Inc. (a).................        233,500      11,529,062
  USA Networks, Inc...............................        136,100       3,419,512
  Walt Disney Co..................................         85,500       8,982,844
  Wells Fargo & Co................................         29,100      10,737,900
  WorldCom, Inc. (a)..............................        128,200       6,209,688
                                                                   --------------
                                                                      283,801,289
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $490,167,887)............................................     685,729,015
                                                                   --------------

PREFERRED STOCKS -- 1.4%
FEDERAL REPUBLIC OF GERMANY
  Wella, A G
    (cost $6,747,046).............................          8,961      10,014,506
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $496,914,933)............................................     695,743,521
                                                                   --------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B55

JUNE 30, 1998 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 1.1%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  UNITED STATES
    Bear, Stearns & Co. Inc.,
      5.83%, 07/01/98
      (Cost $7,647,000) (b).......................  $       7,647  $    7,647,000
                                                                   --------------
TOTAL INVESTMENTS -- 96.7%
  (cost $504,561,933; Note 6)....................................     703,390,521
                                                                   --------------
FORWARD CURRENCY CONTRACTS -- AMOUNT RECEIVABLE FROM
  COUNTERPARTIES -- 0.2%.........................................       1,348,569
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%....................
                                                                       22,869,039
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  727,608,129
                                                                   --------------
                                                                   --------------


    The following abbreviations are used in portfolio descriptions:
      AB    Aktiebolag (Swedish Stock Company)
      AG    Aktiengesellschaft (German Stock Company)
      N.V.  Naamloze Vennootschop (Dutch Corporation)
      PLC   Public Limited Company (British Corporation)
      SA    Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b) Bear, Stearns & Co. Inc., repurchase price $7,648,238 due 7/1/98. The value of the collateral was $7,825,248.

(c)  Outstanding foreign currency contracts at June 30, 1998 were as follows:


                                             VALUE AT
           FOREIGN CURRENCY                 SETTLEMENT          CURRENT
               CONTRACTS                       DATE              VALUE           APPRECIATION
---------------------------------------  -----------------   --------------   ------------------
Sale:
Japanese Yen,
  expiring 10/01/98                         $   19,314,002    $  18,226,481      $ 1,087,521
  expiring 12/23/98                         $    4,750,000    $   4,619,652      $   130,348
  expiring 12/24/98                         $    4,750,000    $   4,619,300      $   130,700


JUNE 30, 1998 (UNAUDITED)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 were as follows:

Commercial Banks.......................    16.4%
Computer Services......................    11.9%
Telecommunications.....................    10.8%
Retail.................................    10.5%
Electronics............................     7.2%
Automobiles............................     6.9%
Oil & Gas Services.....................     4.0%
Hospitals..............................     3.5%
Media..................................     2.8%
Insurance..............................     2.7%
Commercial Services....................     2.2%
Machinery..............................     2.2%
Chemicals..............................     1.7%
Electrical Equipment...................     1.6%
Environmental Services.................     1.6%
Consumer Services......................     1.4%
Cosmetics & Soaps......................     1.4%
Drugs & Medical Supplies...............     1.4%
Leisure................................     1.2%
Construction...........................     1.0%
Precious Metals........................     0.9%
Food & Beverage........................     0.9%
Diversified Operations.................     0.8%
Paper and Related Products.............     0.5%
Real Estate Development................     0.1%
Trucking & Shipping....................     0.0%
Repurchase Agreement...................     1.1%
                                         ------
                                           96.7%
                                         ------
Forward currency contracts.............     0.2%
Other assets in excess of
  liabilities..........................     3.1%
                                         ------
                                          100.0%
                                         ------
                                         ------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B56

                          NATURAL RESOURCES PORTFOLIO

JUNE 30, 1998 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.6%
                                                                       VALUE
COMMON STOCKS -- 97.6%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 0.8%
  Comalco Ltd., ADR, (Australia)..................        134,900  $    2,359,900
                                                                   --------------
CHEMICALS
  Agrium, Inc.....................................            503           6,290
                                                                   --------------
EXPLORATION & PRODUCTION -- 14.2%
  Apex Silver Mines, Ltd. (a).....................        204,500       1,981,094
  Arakis Energy Corp..............................        931,400       1,338,887
  Atna Resources, Ltd. (a)........................        305,400         197,710
  Brigham Exploration Company (a).................        113,400       1,006,425
  Fx Energy, Inc..................................        136,300       1,226,700
  Miller Exploration, Co..........................        124,400         964,100
  Newfield Exploration Co. (a)....................        461,500      11,479,812
  PetroCorp, Inc. (a).............................        190,500       1,452,562
  Pioneer Natural Resources Co....................        481,960      11,506,795
  Ranger Oil, Ltd.................................        765,746       5,505,210
  Sutton Resources, Ltd. (a)......................        191,300       1,088,524
  Tom Brown, Inc. (a).............................        257,600       4,846,100
                                                                   --------------
                                                                       42,593,919
                                                                   --------------
FOREST PRODUCTS -- 15.3%
  Boise Cascade Corp..............................        319,000      10,447,250
  Champion International Corp.....................        273,800      13,467,537
  Fletcher Challenge, Ltd., ADR, (New Zealand)....        385,700       2,193,669
  Louisiana-Pacific Corp..........................        287,500       5,246,875
  Macmillan Bloedel, Ltd..........................        788,100       8,431,749
  Rayonier, Inc...................................        137,900       6,343,400
                                                                   --------------
                                                                       46,130,480
                                                                   --------------
GOLD -- 17.7%
  Agnico-Eagle Mines, Ltd.........................        415,500       2,285,250
  Anglogold Ltd., ADR (Canada)....................        208,276       4,191,554
  Ashanti Goldfields Co., Ltd.....................        212,000       1,722,500
  Avgold, Ltd., ADR, (South Africa)...............        166,500       1,019,812
  Barrick Gold Corp...............................        288,653       5,538,529
  Battle Mountain Gold Corp.......................        142,200         844,312
  Bema Gold Corp..................................        626,100       1,017,413
  Cambior, Inc....................................        611,300       3,595,916
  Coeur D'Alene Mines Corp........................         83,325         562,444
  Durban Roodeport Deep, ADR, (South Africa)......        150,000         332,820
  Francisco Gold Corp.............................         96,700         856,656
  Getchell Gold Co. (a)...........................        345,011       5,175,165
  Gold Fields (South Africa)......................        116,399         480,146
  Golden Knight Resources, Inc. (a)...............        263,300         148,924
  Golden Star Resources...........................        302,500         642,813
  Greenstone Resources, Ltd.......................        423,500       1,601,707
  Harmony Gold Mining, ADR, (South Africa)........        431,500       1,752,969
  Iamgold International Mining, (South Africa)....        368,900         942,707
  International Pursuit Corp......................        316,300         247,876
  Meridian Gold, Inc..............................        659,200       1,370,105
  Newmont Mining Corp.............................        503,907      11,904,803
  Placer Dome, Inc................................        261,900       3,077,325
  Rea Gold Corp. (a)..............................      1,467,000               0
  Samax Gold, Inc.................................        512,300       1,867,733
  TVX Gold, Inc. (a)..............................        509,800       1,561,263
  Western Areas Gold Mining Co., Ltd. (a), ADR,
    (South Africa)................................        182,500         570,313
                                                                   --------------
                                                                       53,311,055
                                                                   --------------
METALS - NON FERROUS -- 7.8%
  Cameco Corp.....................................        291,700       8,149,988
  Freeport-McMoRan Copper & Gold, Inc., (Class "A"
    Stock)........................................        270,900       3,860,325
  Potash Corp. of Saskatchewan, Inc., (Canada)....        150,300      11,357,044
  Rio Tinto Ltd., (a), ADR, (Australia)...........              1              48
                                                                   --------------
                                                                       23,367,405
                                                                   --------------
OIL & GAS -- 19.9%
  Alberta Energy Co. Ltd. (Canada)................        444,200      10,441,184
  Amerada Hess Corp...............................         72,000       3,910,500
  Barrington Petroleum Ltd. (a), (Canada).........        557,600       1,443,920

JUNE 30, 1998 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Beau Canada Exploration Ltd. (Class "A" Stock),
    (Canada) (a)..................................        904,300  $    1,078,418
  Blue Range Resource Corp. (a), (Canada).........        586,500       2,597,874
  Crester Energy, Inc. (a), ADR, (Canada).........        507,100       6,168,343
  Cross Timbers Oil Co............................        404,500       7,710,781
  Noble Affiliates, Inc...........................        141,000       5,358,000
  Northstar Energy Corp. (a), (Canada)............        597,800       4,578,861
  Rigel Energy Corp. (a), (Canada)................        284,900       2,601,561
  Rio Alto Exploration, Ltd. (a), (Canada)........        306,900       3,398,497
  Western Gas Resources, Inc......................        713,400      10,433,475
                                                                   --------------
                                                                       59,721,414
                                                                   --------------
OIL & GAS SERVICES -- 7.5%
  Bouyges Offshore, SA, (a), ADR, (France)........        195,500       4,129,938
  J. Ray McDermott, SA (a)........................        215,600       8,947,400
  NGC Corp........................................        455,445       5,693,063
  Poco Petroleums, Ltd............................        374,500       3,674,946
                                                                   --------------
                                                                       22,445,347
                                                                   --------------
OIL SERVICES -- 1.6%
  Dawson Production Services, Inc. (a)............        134,500       2,017,500
  Tesco Corp. (a).................................        252,300       2,733,701
                                                                   --------------
                                                                        4,751,201
                                                                   --------------
PLATINUM -- 12.8%
  Anglo American Platinum Ltd., ADR, (South
    Africa).......................................        707,869       7,698,075
  Impala Platinum Holdings, Ltd...................        956,700       8,191,744
  Stillwater Mining Co. (a).......................        838,500      22,744,313
                                                                   --------------
                                                                       38,634,132
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $329,174,286)............................................     293,321,143
                                                                   --------------

PREFERRED STOCKS -- 2.0%
GOLD -- 1.7%
  Amax Gold, Inc. (Conv.), Series B...............         43,700       1,930,994
  Hecla Mining Co. (Cum. Conv.), Series B.........         76,000       3,325,000
                                                                   --------------
                                                                        5,255,994
                                                                   --------------
NON-FERROUS METALS -- 0.3%
  Freeport - McMoRan Copper & Gold, Inc...........         51,000         860,625
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $6,804,383)..............................................       6,116,619
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $335,978,669)............................................     299,437,762
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 0.4%                          (000)
                                                    -------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    5.715%, 07/01/98..............................  $       1,176       1,176,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $337,154,669; Note 6)....................................     300,613,762
                                                                   --------------
OTHER ASSETS IN EXCESS OF LIABILITIES............................          41,907
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $  300,655,669
                                                                   --------------
                                                                   --------------

The following abbreviations are used in portfolio descriptions:
  ADR   American Depository Receipt
  SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B57

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). Certain issues of restricted securities held by the High Yield Bond Portfolio at June 30, 1998 include registration rights, none of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

                                       C1

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the six months ended June 30, 1998, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income,if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. For the six months ended June 30,

                                       C2

1998, the application of this statement increased (decreased) undistributed net investment income ("UNI") and accumulated net realized gain (loss) on investments ("GL") by the following amounts:

                                             UNI           G/L
                                         ------------  -----------
Equity Portfolio.......................  $    132,673  $  (132,673)
Global Portfolio.......................    (1,253,947)   1,253,947
Natural Resources Portfolio............       (59,809)      59,809

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Porfolio..................             0.40%
Diversified Bond Portfolio.............             0.40
Government Income Portfolio............             0.40
Zero Coupon Bond 2000 Portfolio........             0.40
Zero Coupon Bond 2005 Portfolio........             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Small Capitalization Stock Portfolio...             0.40
Global Portfolio.......................             0.75
Natural Resources Portfolio............             0.45

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1998

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund did not borrow any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Series Fund pays a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1998, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $220,902 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  19,607
Flexible Managed Portfolio.............      50,927
Equity Income Portfolio................      27,790
Equity Portfolio.......................     108,331
Global Portfolio.......................      14,247
                                         -----------
                                          $ 220,902

                                      C3

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,189,382,000 as of June 30, 1998. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Diversified Bond Portfolio.............  $    30,681,000      2.58%
Government Income Portfolio............        3,325,000      0.28
Zero Coupon Bond 2000 Portfolio........          240,000      0.02
Zero Coupon Bond 2005 Portfolio........          504,000      0.04
Conservative Balanced Portfolio........       95,049,000      7.99
Flexible Managed Portfolio.............      140,082,000     11.78
High Yield Bond Portfolio..............        6,459,000      0.54
Stock Index Portfolio..................      116,704,000      9.81
Equity Income Portfolio................      108,947,000      9.16
Equity Portfolio.......................      661,589,000     55.63
Prudential Jennison Portfolio..........       19,338,000      1.63
Small Capitalization Stock Portfolio...        5,288,000      0.44
Natural Resources Portfolio............        1,176,000      0.10
                                         ---------------  ----------
                                         $ 1,189,382,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.85%, in the principal amount of $340,000,000, repurchase price $340,055,250, due 7/1/98. The value of the collateral including accrued interest was $347,935,730.

Goldman Sachs & Co., Inc., 5.10%, in the principal amount of $169,382,000, repurchase price $169,405,996, due 7/1/98. The value of the collateral including accrued interest was $173,452,415.

Salomon Smith Barney Inc., 5.70%, in the principal amount of $340,000,000, repurchase price $340,053,833, due 7/1/98. The value of the collateral including accrued interest was $347,279,047.

SBC Warburg Dillon Reed Inc., 5.90%, in the principal amount of $340,000,000, repurchase price $340,055,722, due 7/1/98. The value of the collateral including accrued interest was $347,517,223.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1998 were as follows:

Cost of Purchases:
']

                                                           ZERO      ZERO                                         HIGH
                              DIVERSIFIED    GOVERNMENT   COUPON    COUPON     CONSERVATIVE      FLEXIBLE        YIELD
                                  BOND         INCOME      2000      2005        BALANCED        MANAGED          BOND
                              ------------  ------------  ------  ----------  --------------  --------------  ------------
Government Securities.......  $483,904,842  $270,976,639    0     $3,228,671  $1,744,981,475  $1,546,388,249       0
Non-Government Securities...  $515,117,787       0          0              0  $3,272,179,753  $3,590,683,873  $417,784,748

                                                                                             SMALL
                                     STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION               NATURAL
                                     INDEX         INCOME        EQUITY       JENNISON       STOCK        GLOBAL      RESOURCES
                                  ------------  ------------  ------------  ------------  -----------  ------------  -----------
Government Securities...........       0             0             0             0             0            0             0
Non-Government Securities.......  $267,686,221  $444,871,392  $726,500,817  $343,242,017  $79,471,459  $258,075,348  $25,391,621

                                      C4

Proceeds from Sales:

                                                             ZERO       ZERO                                        HIGH
                              DIVERSIFIED    GOVERNMENT     COUPON     COUPON   CONSERVATIVE      FLEXIBLE         YIELD
                                  BOND         INCOME        2000       2005      BALANCED        MANAGED           BOND
                              ------------  ------------  -----------  ------  --------------  --------------  --------------
Government Securities.......  $309,707,021  $248,701,375       0         0     $1,387,898,008  $1,145,182,330        0
Non-Government Securities...  $561,436,949       0        $ 9,374,291    0     $3,704,451,747  $4,047,305,994  $  279,082,307

                                                                                         SMALL
                                 STOCK        EQUITY                    PRUDENTIAL   CAPITALIZATION                 NATURAL
                                 INDEX        INCOME        EQUITY       JENNISON        STOCK         GLOBAL      RESOURCES
                              -----------  ------------  ------------  ------------  -------------  ------------  -----------
Government Securities.......       0            0             0             0              0             0             0
Non-Government Securities...  $43,589,341  $218,034,462  $1,026,419,816 $136,374,995 $  38,026,647  $274,480,277  $57,696,323

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of June 30, 1998 were as follows:

                                                          ZERO         ZERO                                          HIGH
                           DIVERSIFIED    GOVERNMENT     COUPON       COUPON      CONSERVATIVE      FLEXIBLE        YIELD
                               BOND         INCOME        2000         2005         BALANCED        MANAGED          BOND
                           ------------  ------------  -----------  -----------  --------------  --------------  ------------

Gross Unrealized
  Appreciation...........  $ 25,938,972  $ 12,802,244  $ 1,303,747  $ 3,532,283  $  247,053,821  $  524,221,445  $ 13,707,937
Gross Unrealized
  Depreciation...........     2,876,703        53,437           --           --          91,383     126,889,506    14,919,649
Total Net Unrealized.....    23,062,269    12,748,807    1,303,747    3,532,283     246,962,438     397,331,939    (1,211,712)
Tax Basis................   902,862,198   409,415,059   32,016,405   32,129,582   4,585,145,108   5,372,097,545   702,712,520

                                                                                                 SMALL
                                  STOCK           EQUITY                        PRUDENTIAL    CAPITALIZATION
                                  INDEX           INCOME          EQUITY         JENNISON        STOCK          GLOBAL
                              --------------  --------------  --------------  --------------  ------------  --------------

Gross Unrealized
  Appreciation..............  $1,391,996,532  $  670,373,929  $2,043,459,258  $  186,605,814  $ 69,649,044  $  207,400,426
Gross Unrealized
  Depreciation..............      21,316,928      73,210,933     107,046,879      15,493,349    26,491,356       8,598,136
Total Net Unrealized........   1,370,679,604     597,162,996   1,936,412,379     171,112,465    43,157,688     198,802,290
Tax Basis...................   1,731,988,450   1,848,001,409   4,800,586,453     648,557,033   291,261,316     504,588,231

                                 NATURAL
                                RESOURCES
                              -------------
Gross Unrealized
  Appreciation..............  $  38,301,059
Gross Unrealized
  Depreciation..............     74,841,966
Total Net Unrealized........    (36,540,907)
Tax Basis...................    337,154,669


For federal income tax purposes, the following Portfolios had post October losses deferred and capital loss carryforwards as of December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:


                                                           CAPITAL LOSSES
                                          POST OCTOBER     CARRYFORWARDS
                                         LOSSES DEFERRED     AVAILABLE      EXPIRATION DATE
                                         ---------------   --------------   ----------------

Government Income Portfolio............           --        $ 7,267,545         12/31/2003
High Yield Bond Portfolio..............           --          6,390,479         12/31/2003
Natural Resources Portfolio............     $ 14,054                 --                 --

                                       C5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                    MONEY MARKET PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................        0.26           0.54         0.51         0.56         0.40         0.29
Dividends and distributions............       (0.26)         (0.54)       (0.51)       (0.56)       (0.40)       (0.29)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        2.67%          5.41%        5.22%        5.80%        4.05%        2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $866.3         $657.5       $668.8       $613.3       $583.3       $474.7
Ratios to average net assets:
  Expenses.............................        0.42%(c)        0.43%        0.44%        0.44%        0.47%        0.45%
  Net investment income................        5.29%(c)        5.28%        5.10%        5.64%        4.02%        2.90%



                                                                  DIVERSIFIED BOND PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.02      $   11.07    $   11.31    $   10.04    $   11.10    $   10.83
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.36           0.80         0.76         0.76         0.68         0.68
Net realized and unrealized gains
  (losses) on investments..............        0.13           0.11        (0.27)        1.29        (1.04)        0.40
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Total from investment operations.....        0.49           0.91         0.49         2.05        (0.36)        1.08
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.18)         (0.83)       (0.73)       (0.75)       (0.68)       (0.66)
Distributions from net realized
  gains................................       (0.04)         (0.13)          --        (0.03)       (0.02)       (0.15)
                                         -----------   -----------  -----------  -----------  -----------  -----------
  Total distributions..................       (0.22)         (0.96)       (0.73)       (0.78)       (0.70)       (0.81)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  11.29      $   11.02    $   11.07    $   11.31    $   10.04    $   11.10
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        4.44%          8.57%        4.40%       20.73%       (3.23)%       10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $940.2         $816.7       $720.2       $655.8       $541.6       $576.2
Ratios to average net assets:
  Expenses.............................        0.43%(c)        0.43%        0.45%        0.44%        0.45%        0.46%
  Net investment income................        6.66%(c)        7.18%        6.89%        7.00%        6.41%        6.05%
Portfolio turnover rate................         108%           224%         210%         199%          32%          41%


(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                                  GOVERNMENT INCOME PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.52      $   11.22    $   11.72    $   10.46    $   11.78    $   11.09
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.52           0.75         0.75         0.74         0.70         0.70
Net realized and unrealized gains
  (losses) on investments..............        0.11           0.30        (0.51)        1.28        (1.31)        0.68
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.63           1.05         0.24         2.02        (0.61)        1.38
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.35)         (0.75)       (0.74)       (0.76)       (0.71)       (0.64)
Distributions from net realized
  gains................................          --             --           --           --           --        (0.05)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.35)         (0.75)       (0.74)       (0.76)       (0.71)       (0.69)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  11.80      $   11.52    $   11.22    $   11.72    $   10.46    $   11.78
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        3.94%          9.67%        2.22%       19.48%       (5.16)%       12.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $428.5         $429.6       $482.0       $501.8       $487.6       $540.1
Ratios to average net assets:
  Expenses.............................        0.45%(c)        0.44%        0.46%        0.45%        0.45%        0.46%
  Net investment income................        5.92%(c)        6.40%        6.38%        6.55%        6.30%        5.91%
Portfolio turnover rate................          61%            88%          95%         195%          34%          19%



                                                                ZERO COUPON BOND 2000 PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  12.61      $   12.92    $   13.27    $   11.86    $   13.72    $   12.55
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.34           0.67         0.55         0.59         0.92         0.85
Net realized and unrealized gains
  (losses) on investments..............        0.04           0.22        (0.36)        1.95        (1.91)        1.16
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.38           0.89         0.19         2.54        (0.99)        2.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.15)         (0.67)       (0.54)       (0.60)       (0.85)       (0.84)
Distributions from net realized
  gains................................          --          (0.53)          --        (0.53)       (0.02)       (0.01)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.15)         (1.20)       (0.54)       (1.13)       (0.87)       (0.85)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  12.84      $   12.61    $   12.92    $   13.27    $   11.86    $   13.71
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        3.09%          7.17%        1.53%       21.56%       (7.18)%       16.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................       $33.2          $41.3        $44.7        $25.3        $20.6        $22.2
Ratios to average net assets:
  Expenses.............................        0.61%(c)        0.66%        0.52%        0.48%        0.51%        0.62%
  Net investment income................        4.85%(c)        4.78%        4.88%        4.53%        6.69%        6.21%
Portfolio turnover rate................           0%            32%          13%          71%           9%           1%


(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                                ZERO COUPON BOND 2005 PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  12.60      $   12.25    $   13.19    $   10.74    $   12.68    $   11.03
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.34           0.68         0.66         0.66         0.75         0.77
Net realized and unrealized gains
  (losses) on investments..............        0.21           0.66        (0.82)        2.73        (1.97)        1.62
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.55           1.34        (0.16)        3.39        (1.22)        2.39
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.17)         (0.71)       (0.64)       (0.65)       (0.72)       (0.74)
Distributions from net realized
  gains................................       (0.02)         (0.28)       (0.14)       (0.29)          --           --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.19)         (0.99)       (0.78)       (0.94)       (0.72)       (0.74)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  12.96      $   12.60    $   12.25    $   13.19    $   10.74    $   12.68
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        4.43%         11.18%       (1.01)%       31.85%       (9.61)%       21.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................       $35.6          $30.8        $25.8        $23.6        $16.5        $14.5
Ratios to average net assets:
  Expenses.............................        0.67%(c)        0.74%        0.53%        0.49%        0.60%        0.66%
  Net investment income................        5.58%(c)        5.71%        5.42%        5.32%        6.53%        6.17%
Portfolio turnover rate................           0%            35%          10%          69%           6%           4%


                                                                  CONSERVATIVE BALANCED PORTFOLIO
                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS                                 YEAR ENDED
                                            ENDED                                  DECEMBER 31,
                                          JUNE 30,     --------------------------------------------------------------------
                                            1998           1997          1996        1995(a)       1994(a)       1993(a)
                                         -----------   ------------  ------------  ------------  ------------  ------------


PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  14.97      $    15.52    $    15.31    $    14.10    $    14.91    $    14.24
                                         -----------   ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.33            0.76          0.66          0.63          0.53          0.49
Net realized and unrealized gains
  (losses) on investments..............        0.87            1.26          1.24          1.78         (0.68)         1.23
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total from investment operations...        1.20            2.02          1.90          2.41         (0.15)         1.72
                                         -----------   ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.17)          (0.76)        (0.66)        (0.64)        (0.51)        (0.47)
Distributions from net realized
  gains................................       (0.13)          (1.81)        (1.03)        (0.56)        (0.15)        (0.58)
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total distributions................       (0.30)          (2.57)        (1.69)        (1.20)        (0.66)        (1.05)
                                         -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, end of period.........    $  15.87      $    14.97    $    15.52    $    15.31    $    14.10    $    14.91
                                         -----------   ------------  ------------  ------------  ------------  ------------
                                         -----------   ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN:(b)............        8.02%          13.45%        12.63%        17.27%        (0.97)%        12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $4,868.2        $4,744.2      $4,478.8      $3,940.8      $3,501.1      $3,103.2
Ratios to average net assets:
  Expenses.............................        0.58%(c)         0.56%         0.59%         0.58%         0.61%         0.60%
  Net investment income................        4.24%(c)         4.48%         4.13%         4.19%         3.61%         3.22%
Portfolio turnover rate................         110%            295%          295%          201%          125%           79%


(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                                  FLEXIBLE MANAGED PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   17.28     $    17.79   $    17.86   $    15.50   $    16.96   $    16.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.28           0.59         0.57         0.56         0.47         0.57
Net realized and unrealized gains
  (losses) on investments..............        1.38           2.52         1.79         3.15        (1.02)        1.88
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        1.66           3.11         2.36         3.71        (0.55)        2.45
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.13)         (0.58)       (0.58)       (0.56)       (0.45)       (0.57)
Distributions from net realized
  gains................................       (0.28)         (3.04)       (1.85)       (0.79)       (0.46)       (0.93)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.41)         (3.62)       (2.43)       (1.35)       (0.91)       (1.50)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........   $   18.53     $    17.28   $    17.79   $    17.86   $    15.50   $    16.96
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        9.58%         17.96%       13.64%       24.13%       (3.16)%       15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $5,787.4       $5,490.1     $4,896.9     $4,261.2     $3,481.5     $3,292.2
Ratios to average net assets:
  Expenses.............................        0.62%(c)        0.62%        0.64%        0.63%        0.66%        0.66%
  Net investment income................        3.11%(c)        3.02%        3.07%        3.30%        2.90%        3.30%
Portfolio turnover rate................          97%           227%         233%         173%         124%          63%


                                                                   HIGH YIELD BOND PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $   8.14      $    7.87    $    7.80    $    7.37    $    8.41    $    7.72
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.39           0.78         0.80         0.81         0.87         0.82
Net realized and unrealized gains
  (losses) on investments..............        0.03           0.26         0.06         0.46        (1.10)        0.63
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.42           1.04         0.86         1.27        (0.23)        1.45
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.20)         (0.77)       (0.78)       (0.84)       (0.81)       (0.76)
Dividends in excess of net investment
  income...............................          --             --        (0.01)          --           --           --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.20)         (0.77)       (0.79)       (0.84)       (0.81)       (0.76)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $   8.36      $    8.14    $    7.87    $    7.80    $    7.37    $    8.41
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............        5.20%         13.78%       11.39%       17.56%       (2.72)%       19.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $709.6         $568.7       $432.9       $367.9       $306.2       $282.9
Ratios to average net assets:
  Expenses.............................        0.52%(c)        0.57%        0.63%        0.61%        0.65%        0.65%
  Net investment income................        9.11%(c)        9.78%        9.89%       10.34%        9.88%        9.91%
Portfolio turnover rate................          44%           106%          88%         139%          69%          96%


(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                      STOCK INDEX PORTFOLIO
                                         --------------------------------------------------------------------------------
                                         SIX MONTHS                                YEAR ENDED
                                            ENDED                                 DECEMBER 31,
                                          JUNE 30,     ------------------------------------------------------------------
                                            1998           1997          1996        1995(a)       1994(a)      1993(a)
                                         -----------   ------------  ------------  ------------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  30.22      $    23.74    $    19.96    $    14.96    $   15.20    $   14.22
                                         -----------   ------------  ------------  ------------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.21            0.43          0.40          0.40         0.38         0.36
Net realized and unrealized gains
  (losses) on investments..............        5.06            7.34          4.06          5.13        (0.23)        1.00
                                         -----------   ------------  ------------  ------------  -----------  -----------
    Total from investment operations...        5.27            7.77          4.46          5.53         0.15         1.36
                                         -----------   ------------  ------------  ------------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.10)          (0.42)        (0.40)        (0.38)       (0.37)       (0.35)
Dividends in excess of net investment
  income...............................          --           (0.87)           --            --           --           --
Distributions from net realized
  gains................................       (0.08)             --         (0.28)        (0.15)       (0.02)       (0.03)
                                         -----------   ------------  ------------  ------------  -----------  -----------
    Total distributions................       (0.18)          (1.29)        (0.68)        (0.53)       (0.39)       (0.38)
                                         -----------   ------------  ------------  ------------  -----------  -----------
Net Asset Value, end of period.........    $  35.31      $    30.22    $    23.74    $    19.96    $   14.96    $   15.20
                                         -----------   ------------  ------------  ------------  -----------  -----------
                                         -----------   ------------  ------------  ------------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............       17.48%          32.83%        22.57%        37.06%        1.01%        9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $3,099.1        $2,448.2      $1,581.4      $1,031.3       $664.5       $615.1
Ratios to average net assets:
  Expenses.............................        0.37%(c)         0.37%         0.40%         0.38%        0.42%        0.42%
  Net investment income................        1.28%(c)         1.55%         1.95%         2.27%        2.50%        2.43%
Portfolio turnover rate................           2%              5%            1%            1%           2%           1%


                                                                     EQUITY INCOME PORTFOLIO
                                         -------------------------------------------------------------------------------
                                          SIX MONTHS                               YEAR ENDED
                                            ENDED                                 DECEMBER 31,
                                           JUNE 30,     ----------------------------------------------------------------
                                             1998           1997          1996        1995(a)      1994(a)     1993(a)
                                         ------------   ------------  ------------  ------------  ----------  ----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $    22.39     $     18.51   $     16.27   $     14.48   $   15.66   $   13.67
                                         ------------   ------------  ------------  ------------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.28            0.61          0.58          0.64        0.67        0.55
Net realized and unrealized gains
  (losses) on investments..............         1.95            6.06          2.88          2.50       (0.45)       2.46
                                         ------------   ------------  ------------  ------------  ----------  ----------
    Total from investment operations...         2.23            6.67          3.46          3.14        0.22        3.01
                                         ------------   ------------  ------------  ------------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.17)          (0.57)        (0.71)        (0.62)      (0.56)      (0.50)
Distributions from net realized
  gains................................        (0.37)          (2.22)        (0.51)        (0.73)      (0.82)      (0.52)
                                         ------------   ------------  ------------  ------------  ----------  ----------
    Total distributions................        (0.54)          (2.79)        (1.22)        (1.35)      (1.38)      (1.02)
                                         ------------   ------------  ------------  ------------  ----------  ----------
Net Asset Value, end of period.........   $    24.08     $     22.39   $     18.51   $     16.27   $   14.50   $   15.66
                                         ------------   ------------  ------------  ------------  ----------  ----------
                                         ------------   ------------  ------------  ------------  ----------  ----------
TOTAL INVESTMENT RETURN:(b)............         9.90%          36.61%        21.74%        21.70%       1.44%      22.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................     $2,447.0        $2,029.8      $1,363.5      $1,110.0      $859.7      $602.8
Ratios to average net assets:
  Expenses.............................         0.42%(c)         0.41%         0.45%         0.43%       0.52%       0.54%
  Net investment income................         2.48%(c)         2.90%         3.36%         4.00%       3.92%       3.56%
Portfolio turnover rate................           10%             38%           21%           64%         63%         41%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                          EQUITY PORTFOLIO
                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS                                 YEAR ENDED
                                            ENDED                                  DECEMBER 31,
                                          JUNE 30,     --------------------------------------------------------------------
                                            1998           1997          1996        1995(a)       1994(a)       1993(a)
                                         -----------   ------------  ------------  ------------  ------------  ------------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  31.07      $    26.96    $    25.64    $    20.66    $    21.49    $    18.90
                                         -----------   ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.32            0.69          0.71          0.55          0.51          0.42
Net realized and unrealized gains on
  investments..........................        3.56            5.88          3.88          5.89          0.05          3.67
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total from investment operations...        3.88            6.57          4.59          6.44          0.56          4.09
                                         -----------   ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.14)          (0.70)        (0.67)        (0.52)        (0.49)        (0.40)
Distributions from net realized
  gains................................       (0.16)          (1.76)        (2.60)        (0.94)        (0.90)        (1.10)
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total distributions................       (0.30)          (2.46)        (3.27)        (1.46)        (1.39)        (1.50)
                                         -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, end of period.........    $  34.65      $    31.07    $    26.96    $    25.64    $    20.66    $    21.49
                                         -----------   ------------  ------------  ------------  ------------  ------------
                                         -----------   ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN:(b)............       12.47%          24.66%        18.52%        31.29%         2.78%        21.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $6,706.8        $6,024.0      $4,814.0      $3,813.8      $2,617.8      $2,186.5
Ratios to average net assets:
  Expenses.............................        0.46%(c)         0.46%         0.50%         0.48%         0.55%         0.53%
  Net investment income................        1.91%(c)         2.27%         2.54%         2.28%         2.39%         1.99%
Portfolio turnover rate................          13%             13%           20%           18%            7%           13%


                                                      PRUDENTIAL JENNISON PORTFOLIO
                                         --------------------------------------------------------
                                         SIX MONTHS        YEAR ENDED
                                           ENDED          DECEMBER 31,        APRIL 25, 1995(d)
                                          JUNE 30,    ---------------------           TO
                                            1998         1997       1996     DECEMBER 31, 1995(a)
                                         ----------   ----------  ---------  --------------------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $ 17.73      $   14.32   $  12.55        $ 10.00
                                         ----------   ----------  ---------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.03           0.04       0.02           0.02
Net realized and unrealized gains on
  investments..........................      3.65           4.48       1.78           2.54
                                         ----------   ----------  ---------        -------
    Total from investment operations...      3.68           4.52       1.80           2.56
                                         ----------   ----------  ---------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.03)         (0.04)     (0.03)         (0.01)
Distributions from net realized
  gains................................     (0.10)         (1.07)        --             --
                                         ----------   ----------  ---------        -------
    Total distributions................     (0.13)         (1.11)     (0.03)         (0.01)
                                         ----------   ----------  ---------        -------
Net Asset Value, end of period.........   $ 21.28      $   17.73   $  14.32        $ 12.55
                                         ----------   ----------  ---------        -------
                                         ----------   ----------  ---------        -------
TOTAL INVESTMENT RETURN:(b)............     20.75%         31.71%     14.41%         24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $826.7         $495.9     $226.5          $63.1
Ratios to average net assets:
  Expenses.............................      0.62%(c)       0.64%      0.66%          0.79%(c)
  Net investment income................      0.27%(c)       0.25%      0.20%          0.15%(c)
Portfolio turnover rate................        23%            60%        46%            37%


(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of Operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                      SMALL CAPITALIZATION STOCK PORTFOLIO
                                         ---------------------------------------------------------------
                                                                YEAR ENDED
                                          SIX MONTHS           DECEMBER 31,          APRIL 25, 1995(d)
                                             ENDED       ------------------------           TO
                                         JUNE 30, 1998      1997         1996      DECEMBER 31, 1995(a)
                                         -------------   -----------  -----------  ---------------------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  15.93        $   13.79    $   11.83         $  10.00
                                         -------------   -----------  -----------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.04             0.10         0.09             0.08
Net realized and unrealized gains on
  investments..........................        0.90             3.32         2.23             1.91
                                         -------------   -----------  -----------         --------
    Total from investment operations...        0.94             3.42         2.32             1.99
                                         -------------   -----------  -----------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.02)           (0.10)       (0.09)           (0.04)
Distributions from net realized
  gains................................       (0.18)           (1.18)       (0.27)           (0.12)
                                         -------------   -----------  -----------         --------
    Total distributions................       (0.20)           (1.28)       (0.36)           (0.16)
                                         -------------   -----------  -----------         --------
Net Asset Value, end of period.........    $  16.67        $   15.93    $   13.79         $  11.83
                                         -------------   -----------  -----------         --------
                                         -------------   -----------  -----------         --------
TOTAL INVESTMENT RETURN:(b)............        5.86%           25.17%       19.77%           19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $333.6           $290.3       $147.9            $47.5
Ratios to average net assets:
  Expenses.............................        0.45%(c)         0.50%        0.56%            0.60%
  Net investment income................        0.48%(c)         0.69%        0.87%            0.68%
Portfolio turnover rate................          12%              31%          13%              32%


                                                                       GLOBAL PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  17.92      $   17.85    $   15.53    $   13.88    $   14.64    $   10.37
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.07           0.09         0.11         0.06         0.02         0.02
Net realized and unrealized gains
  (losses) on investments..............        3.40           1.11         2.94         2.14        (0.74)        4.44
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        3.47           1.20         3.05         2.20        (0.72)        4.46
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.07)         (0.13)       (0.11)       (0.24)       (0.02)       (0.08)
Dividends in excess of net investment
  income...............................          --          (0.10)          --           --           --           --
Distributions from net realized
  gains................................       (0.02)         (0.90)       (0.62)       (0.31)       (0.02)       (0.11)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.09)         (1.13)       (0.73)       (0.55)       (0.04)       (0.19)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  21.30      $   17.92    $   17.85    $   15.53    $   13.88    $   14.64
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............       19.34%          6.98%       19.97%       15.88%       (4.89)%       43.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $727.6         $638.4       $580.6       $400.1       $345.7       $129.1
Ratios to average net assets:
  Expenses.............................        0.88%(c)        0.85%        0.92%        1.06%        1.23%        1.44%
  Net investment income................        0.63%(c)        0.47%        0.64%        0.44%        0.20%        0.18%
Portfolio turnover rate................          40%            70%          41%          59%          37%          55%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of Operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                  NATURAL RESOURCES PORTFOLIO
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              YEAR ENDED
                                            ENDED                               DECEMBER 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1998          1997         1996        1995(a)      1994(a)      1993(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------

PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  15.24      $   19.77    $   17.27    $   14.44    $   15.56    $   12.95
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.05           0.12         0.15         0.21         0.18         0.23
Net realized and unrealized gains
  (losses) on investments..............       (0.67)         (2.43)        5.11         3.66        (0.85)        3.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...       (0.62)         (2.31)        5.26         3.87        (0.67)        3.23
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.05)         (0.10)       (0.14)       (0.21)       (0.15)       (0.21)
Distributions from net realized
  gains................................       (0.75)         (2.12)       (2.62)       (0.83)       (0.30)       (0.41)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.80)         (2.22)       (2.76)       (1.04)       (0.45)       (0.62)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  13.82      $   15.24    $   19.77    $   17.27    $   14.44    $   15.56
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN:(b)............       (4.83)%       (11.59)%       30.88%       26.92%       (4.30)%       25.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $300.7         $358.0       $438.4       $293.2       $227.3       $158.8
Ratios to average net assets:
  Expenses.............................        0.56%(c)        0.54%        0.52%        0.50%        0.61%        0.60%
  Net investment income................        0.63%(c)        0.60%        0.75%        1.25%        1.09%        1.50%
Portfolio turnover rate................           7%            32%          36%          46%          18%          20%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

                        The Prudential Series Fund, Inc.

                            Supplement to Prospectus
                               dated May 1, 1998

The following information replaces in their entirety the first five paragraphs of disclosure under the heading, "Investment Objectives and Policies of the Portfolios -- Balanced Portfolios -- Conservative Balanced Portfolio" in the
Prospectus:

BALANCED PORTFOLIOS

Conservative Balanced Portfolios. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

                       ASSET TYPE            Minimum Normal Maximum
                       ----------            ------- ------ -------

                         Stocks                15%     35%     75%
                     Bonds and Money Market    25%     65%     85%

The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income securities.

The bond portion of this portfolio will be invested primarily in securities with ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. The risks of medium to lower rated securities, also known as high risk securities, are described further in the prospectus. A description of corporate bond ratings is contained in the Appendix to the statement of additional information.

                                       E1

Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. A portion of the portfolio will hold high quality money market instruments. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Conservative Balanced Portfolio may invest, without limit, in such money market instruments.




Supplement effective August 31, 1998

                                      E2

================================================================================
The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

================================================================================
If you own a variable life insurance contract, please use the telephone numbers shown below:

                                 1-800-356-4050
                          8 a.m. - 4 p.m. Eastern Time

                                     [MAP]

                                 1-800-635-9587
                          8 a.m. - 4 p.m. Eastern Time

================================================================================
If you own a variable annuity contract, please call the following telephone number:

                                 1-888-778-2888
                          8 a.m. - 9 p.m. Eastern Time

                        The Prudential Series Fund, Inc.
                               Board of Directors

MENDEL A. MELZER, CFA       W. SCOTT MCDONALD, JR., Ph.D.   E. MICHAEL CAULFIELD
 Chairman,                   Vice President,                 CEO,
 The Prudential Series       Kaludis Consulting Group        Prudential
 Fund, Inc.                                                  Investments

    SAUL K. FENSTER, Ph.D.        JOSEPH WEBER, Ph.D.
     President, New Jersey         Vice President,
     Institute of Technology       Interclass (international corporate learning)

================================================================================

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

To obtain additional copies of this Semiannual Report:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Series Fund, Inc., Semiannual Report. Proxy material and tax information will continue to be sent to each account of record.


P.O. Box 197                                                        Bulk Rate
Minneapolis, MN 55440-0197                                        U.S. Postage
                                                                      PAID
Address Service Requested                                          Prudential

                                 [RECYCLE LOGO]

PSF SAR 6/98                    Printed in the U.S.A.            PI-MV-0798-4044
Cat.#64M852B                     on recycled paper.             MRA-1998-A030385

                       THE PRUDENTIAL SERIES FUND, INC.

                  Supplement to Prospectus dated May 1, 1998

  The following information replaces in their entirety the first five paragraphs of disclosure under the heading, "Investment Objectives and Policies of the Portfolios--Balanced Portfolios--Conservative Balanced Portfolio" in the Prospectus:

BALANCED PORTFOLIOS

  CONSERVATIVE BALANCED PORTFOLIO. The objective of this portfolio is to achieve a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

  To achieve this objective, the Conservative Balanced Portfolio will follow a policy of maintaining a more conservative asset mix among stocks, bonds and money market instruments than the Flexible Managed Portfolio. In general, the portfolio manager will observe the following range of target asset allocation mixes:

         ASSET TYPE                     MINIMUM NORMAL MAXIMUM
         ----------                     ------- ------ -------
         Stocks........................   15%    35%     75%
         Bonds and Money Market........   25%    65%     85%

  The portfolio manager will make variations in the proportions of each investment category in accordance with its judgment about the expected returns and risks of the various investment categories, but will maintain at least 25% of the value of the portfolio's assets in fixed-income securities.

  The bond portion of this portfolio will be invested primarily in securities with ratings at the time of purchase within the four highest grades determined by Moody's, S&P, or a similar nationally recognized rating service or if unrated, of comparable quality in the opinion of the portfolio manager. However, the portfolio may purchase below-investment grade debt. The risks of medium to lower rated securities, also known as high risk securities, are described further in the prospectus. A description of corporate bond ratings is contained in the Appendix to the statement of additional information.

  Up to 20% of the bond portion of this portfolio may be invested in United States currency denominated debt securities issued outside the United States by foreign or domestic issuers. The stock portion of this portfolio will be invested primarily in the equity securities of major, established corporations in sound financial condition that appear to offer attractive prospects of a total return from dividends and capital appreciation that is superior to broadly based stock indices. The portfolio may also invest in preferred stock, including below investment grade preferred stock, and other equity-related securities. A portion of the portfolio will hold high quality money market instruments. Moreover, when conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Conservative Balanced Portfolio may invest, without limit, in such money market instruments.

                     Supplement effective August 31, 1998